As Filed with the Securities and Exchange Commission on April 18, 2014

Registration File Nos. 333-128699

811-10393

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO. 11	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☐
AMENDMENT NO. 29	☒

(Check appropriate box or boxes.)

TIAA-CREF LIFE SEPARATE

ACCOUNT VLI-1

(Exact name of registrant)

TIAA-CREF LIFE INSURANCE

COMPANY

(Name of depositor)

730 Third Avenue

New York, NY 10017-3206

(Address of depositor’s principal executive offices)

Depositor’s Telephone Number, including Area Code: (877) 694-0305

Copy to:

John Piller, Esq.	Ken Reitz, Esq.
TIAA-CREF Life Insurance Company	TIAA-CREF Life Insurance Company
8500 Andrew Carnegie Boulevard, SSC-C2-04	8500 Andrew Carnegie Boulevard, SSC-C2-08
Charlotte, NC 20262	Charlotte, NC 28262
(704) 988-5681	(704) 988-4455
(Name and address of agent for services)	(Name and address of agent for service)

Title of Securities Being Registered: Flexible Premium Variable Universal Life Insurance Policy (Intelligent Life VUL)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2014 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on May 1, 2014 pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

MAY 1, 2014

INTELLIGENT LIFE VUL

INTELLIGENT LIFE SURVIVORSHIP VUL

Flexible Premium Individual Variable Universal Life Insurance Policy and Flexible Premium Last Survivor Variable Universal Life Insurance Policy Issued by TIAA-CREF Life Separate Account VLI-1 and TIAA-CREF Life Insurance Company

This prospectus describes information you should know before investing in a flexible premium variable universal life insurance policy (the “Policy”) issued by TIAA-CREF Life Insurance Company (the “Company”). Before you invest, please read this prospectus carefully, along with the fund prospectuses, and keep it for future reference. We issue the Policy on either a single life basis—as Intelligent Life VUL—or a last survivor basis—as Intelligent Life Survivorship VUL. If you purchase the Policy on a single life basis, we will pay the Death Benefit Proceeds upon the death of the Insured. If you purchase the Policy on a last survivor basis, we will pay the Death Benefit Proceeds only upon the death of the last Insured.

The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured(s). This prospectus provides information that a prospective Owner should know before investing in the Policy. You should consider the Policy in conjunction with other insurance you own. It may not be advantageous to replace existing insurance with the Policy or to finance the purchase of the Policy through a loan or through withdrawals from another policy.

You can allocate your Policy’s values to:

■	the Fixed Account, which credits a specified rate of interest; or
■	Investment Accounts of TIAA-CREF Life Separate Account VLI-1 (the “Separate Account”), each of which in turn, invests in one of the following mutual funds (“Portfolios”)

TIAA-CREF Life Balanced Fund

TIAA-CREF Life Bond Fund

TIAA-CREF Life Growth Equity Fund

TIAA-CREF Life Growth & Income Fund

TIAA-CREF Life International Equity Fund

TIAA-CREF Life Large-Cap Value Fund

TIAA-CREF Life Money Market Fund

TIAA-CREF Life Real Estate Securities Fund

TIAA-CREF Life Small-Cap Equity Fund

TIAA-CREF Life Social Choice Equity Fund

TIAA-CREF Life Stock Index Fund

Calamos Growth and Income Portfolio[1]

Credit Suisse Trust-Commodity Return Strategy Portfolio

DFA VA Global Bond Portfolio

DFA VA Global Moderate Allocation Portfolio

DFA VA International Small Portfolio

DFA VA International Value Portfolio

DFA VA Short-Term Fixed Portfolio

DFA VA US Large Value Portfolio

DFA VA US Targeted Value Portfolio

Delaware VIP Diversified Income Series—Standard Class

Delaware VIP International Value Equity Series—Standard Class

Delaware VIP Small Cap Value Series—Standard Class

Franklin Income VIP Fund—Class1[2]

Franklin Small-Mid Cap Growth VIP Fund—Class1[3]

Franklin Mutual Shares VIP Fund—Class1[4]

Templeton Developing Markets VIP Fund—Class1[5]

VY Clarion Global Real Estate Portfolio—ClassI[6]

Janus Aspen Forty Portfolio—Institutional Shares

Janus Aspen Overseas Portfolio—Institutional Shares[7]

Janus Aspen Perkins Mid Cap Value Portfolio—Institutional Shares[8]

ClearBridge Variable Aggressive Growth Portfolio—Class I

Western Asset Variable Global High Yield Bond Portfolio—Class I

ClearBridge Variable Small Cap Growth Portfolio—Class I

Matson Money U.S. Equity VI Portfolio

Matson Money International Equity VI Portfolio

Matson Money Fixed Income VI Portfolio

MFS Growth Series—Initial Class[8]

MFS Global Equity Series—Initial Class

MFS Investors Growth Stock Series—Initial Class

MFS Utilities Series—Initial Class

Neuberger Berman Advisers Management Trust Large Cap Value Portfolio—I Class

Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class

PIMCO VIT All Asset Portfolio—Institutional Class

PIMCO VIT Commodity Real Return Portfolio—Institutional Class

PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class

PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class

PIMCO VIT Real Return Portfolio—Institutional Class

PVC Equity Income Account—Class 1

PVC MidCap Account—Class 1[9]

Prudential Series Fund—Jennison 20/20 Focus Portfolio—Class II

Prudential Series Fund—Natural Resources Portfolio—Class II

Prudential Series Fund—Value Portfolio—Class II

Royce Capital Fund Micro-Cap Portfolio—Investment Class

Royce Capital Fund Small-Cap Portfolio—Investment Class

T. Rowe Price® Limited-Term Bond Portfolio

Wanger International

Wanger Select

Wanger USA

[1]   Closed to new investors 7/30/12

[2]   Formerly Franklin Income Securities Fund—Class 1

[3]   Formerly Franklin Small-Mid Cap Growth Securities Fund—Class 1

[4]   Formerly Mutual Shares Securities Fund—Class 1

[5]   Formerly Templeton Developing Markets Securities Fund—Class 1

[6]   Formerly ING Clarion Global Real Estate Portfolio

[7]   Closed to new investors 2/18/13

[8]   Closed to new investors 2/18/13

[9]   Closed to new investors 8/15/13

Separate prospectuses for the Portfolios provide more information on the Portfolios listed above. Note that the prospectuses for the Portfolios may provide information for other portfolios that are not available through the Policy. When you consult the Portfolio prospectuses, you should be careful to refer only to the information regarding the Portfolios listed above.

The Securities and Exchange Commission has not approved or disapproved the Policy or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Please note that the Policy and the Portfolios:

■	are not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation, the U.S. government or any government agency; and
■	are subject to risks, including loss of the amount invested.

The Policy may not be available for sale in all states and features of the Policy may vary from state to state. Please contact our Administrative Office to see if the Policy is available in your state and/or to learn more about the Policy features offered in your state.

Please contact us at:

Administrative Office

P.O. Box 724508

Atlanta, Georgia 31139

877 694-0305

www.tiaa-cref.org

TABLE OF CONTENTS

POLICY BENEFITS AND RISKS SUMMARY

The Policy is a flexible premium variable universal life insurance policy. The Policy may be issued on either a single life or last survivor basis. The Policy offers a choice of investments and an opportunity for the Policy Value and death benefit to grow based on the investment results of the Allocation Options. The Policy Value and death benefit may go up or down on any day depending on the investment results of the Allocation Options you select, the Premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, partial withdrawals, and loans). We do not guarantee that Policy Values will increase. You could lose some or all of your money. The Policy may not be available for sale in all states and features of the Policy may vary from state to state. Please contact our Administrative Office to see if the Policy is available in your state and/or to learn more about the Policy features offered in your state. This prospectus describes all material rights and obligations under the Policy. If certain material provisions under the Policy are changed after the date of this prospectus, in accordance with the Policy, those changes will be described in a supplement to the prospectus. You should carefully read this prospectus in conjunction with any applicable supplements. It is important that you also read the Policy and endorsements, which may reflect additional non-material state variations or other non-material variations.

This summary describes the Policy’s important benefits and risks. The sections in the prospectus following this summary discuss the Policy’s benefits and other provisions in more detail. Capitalized terms not defined within this prospectus are defined in the Glossary at the end of the prospectus.

POLICY BENEFITS

Death Benefit

Death Benefit Proceeds. We pay Death Benefit Proceeds to the Beneficiary of an in-force Policy upon receipt at our Administrative Office of satisfactory proof of death of the Insured on a single life Policy or both Insureds on a last survivor Policy. The Death Benefit Proceeds equal the death benefit under the option you’ve chosen less: (a) any Outstanding Loan Amounts and (b) any unpaid Monthly Charges.

Death Benefit Options. You may choose among three death benefit options under the Policy. You must make an election. There is no default option. After the first Policy Year, you may change death benefit options while the Policy is in force. We calculate the death benefit under each death benefit option as of the date of death of the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy. A change in death benefit option may have tax consequences. Please see the section entitled “Death Benefit” for more information.

•

Death Benefit Option A is equal to the greater of: the Face Amount (which is the amount of insurance you select); or the minimum death benefit required under the Code. This option is known as the level death benefit option.

•	Death Benefit Option B is equal to the greater of: the Face Amount plus the Policy Value; or the minimum death benefit required under the Code. This option is known as the increasing death benefit.

•

Death Benefit Option C is equal to the greater of: the Face Amount plus all Premiums credited to the Policy since the Issue Date; or the minimum death benefit required under the Code. This option is known as the return of premium death benefit.

When the Insured on a single life Policy or the younger Insured on a last survivor Policy reaches Attained Age 121, the death benefit under any option is reduced to the Policy Value.

A loan of Policy Value could impact the death benefit. Please see “Effect of Policy Loans” for more information.

Choice of Tax Test. In order for your Policy to qualify as life insurance under the Code, you must choose one of two tax tests—the Guideline Premium Test or the Cash Value

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	1

Accumulation Test—at the time you apply for the Policy. The Guideline Premium Test will be used as the tax law test applicable to your Policy unless you specifically elect the Cash Value Accumulation Test. This election may not be changed once your Policy is issued. Your election may affect the maximum amount of Premium you pay into the Policy, the amount of death benefit and the monthly deductions for the Policy. The Guideline Premium Test generally allows you to maintain a higher Policy Value in relation to death benefits.

In general, the Cash Value Accumulation Test may allow you to make higher Premium payments during the Policy’s early years. It may also provide you greater flexibility with regard to Premium payment amounts. You should consult a tax adviser as to the selection of the tax law test before applying for the Policy.

Changing the Face Amount. You select the Face Amount when you apply for the Policy. Subject to certain conditions, after the first Policy Year and while the Policy is in force, you may change the Face Amount. Changing the Face Amount may have tax consequences.

Accelerated Death Benefit (not available in some states). Under the Accelerated Death Benefit feature, you may in some cases receive accelerated payment of part or all of the Policy’s death benefit if the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy develops a terminal illness. An acceleration of death benefits may have tax consequences.

Extended Maturity Benefit. We offer an Extended Maturity Benefit that, among other things, discontinues all charges automatically once the Insured on a single life Policy or the younger Insured on a last survivor Policy reaches 100 years of age (121 years of age for Policies issued on or after January 1, 2009). The tax consequences associated with keeping a Policy in force after the Insured on a single life Policy or the younger Insured on a last survivor Policy reaches Attained Age 100 are unclear. A tax adviser should be consulted about these consequences.

Right to Cancel, Surrenders, and Partial Withdrawals

Right to Cancel Period. When you receive your Policy, the Right to Cancel Period begins. The length of the Right to Cancel Period varies according to state law. You may return your Policy during this period and receive a refund. Some states require us to refund all payments if you return your Policy during the Right to Cancel Period.

Surrenders. At any time while the Policy is in force, you may make an Acceptable Request to Surrender your Policy and receive the Cash Surrender Value. The Cash Surrender Value is equal to the Policy Value minus any Outstanding Loan Amount. A Surrender may have tax consequences.

Partial Withdrawals. Subject to certain limits, you may withdraw part of your Cash Surrender Value from your Policy. Partial withdrawals may have tax consequences.

Please see the section entitled “The Policy” for more information on the Right to Cancel and the section entitled “Surrenders and Partial Withdrawals” for more information on Surrenders and partial withdrawals.

Transfers and Loans

Transfers. Subject to limitations, you may transfer portions of your Policy Value among the Investment Accounts and between the Investment Accounts and the Fixed Account. See “Transfer Policies Relating to Market Timing and Frequent Trading” for information about situations in which we may seek to limit certain types of transfer activity.

Please see the section entitled “Transfers” for more information.

Loans. You may take a loan (minimum $1,000) from your Policy at any time after the end of the Right to Cancel Period while the Insured is still alive or, in the case of a last survivor Policy, while either Insured is still alive. The maximum loan you may take, including any existing indebtedness, is 100% of the Policy Value. We charge you interest in arrears on your loan at a fixed annual rate of 5%. We credit interest on amounts in the Loan Account (“earned interest rate”) at a fixed annual rate of 4.35% during Policy Years 1–10. For Policy Years 11 and thereafter, we credit interest on amounts in the Loan Account at a fixed annual rate of 4.80%. You may increase your risk of Lapse if you take a loan. Loans may have tax consequences.

Please see the section entitled “Loans” for more information.

Optional Benefits—Riders and Endorsements

Subject to our approval, you may add an additional Rider or endorsement to your Policy that may allow you to tailor your Policy to your needs and objectives.

•

Charitable Giving Benefit Rider. This Rider is available both for a Policy issued on a single life or a Policy issued on a last survivor basis. This Rider, at no additional charge, pays an amount equal to 1.00% of the base Face Amount, but no greater than $100,000, will be paid to an institution accredited as a charity with the IRS under Section 501(c)(3) designated by you upon the death of the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy. This Rider must be elected at or before Policy issue.

•

Overloan Protection Endorsement. This optional Rider is available both for a Policy issued on a single life basis or a Policy issued on a last survivor basis. This Rider, at no additional charge, prevents the Policy from lapsing if the Policy is ever overloaned as defined in the “Riders and Endorsements” section of this prospectus.

•

Waiver of Monthly Charges Rider. This Rider is available only for a Policy issued on a single life basis at issue for Issue Ages 18–60 and at Attained Age 18 for Issue Ages 0–17. This Rider waives the Monthly Charge while the Insured is Totally Disabled, subject to certain conditions. An additional charge is added to your Monthly Charge if you select this Rider.

•	Level Cost of Insurance Endorsement. This optional Rider is available only for a Policy issued on a single life basis. This Rider levels the cost of insurance rates applicable

2	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

to the Policy over certain periods. This Rider may be at or after Issue, subject to certain conditions. There are no additional charges associated with this Rider.

•

Policy Split Rider. This Rider is available only for Policies issued on a last survivor basis. This Rider allows the base Policy to be split into two single life Policies in the event of a divorce between two married Insureds or business dissolution between two Insured partners or significant shareholders. There is no charge for this Rider.

•

Estate Transfer Protection Rider. This Rider is available only for Policies issued on a last survivor basis. This Rider provides an additional death benefit until four years after the death of the first Insured. The additional death benefit is equal to a chosen percentage of the Death Benefit of the Policy. An additional charge is added to your cost of insurance charge if you select this Rider.

Please see the section entitled “Riders and Endorsements” for more information.

Personal Illustrations

You may receive personalized illustrations in connection with the purchase of the Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of termination and the charges and deductions under the Policy. They will also help you to compare the Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

POLICY RISKS

Financial Condition of TIAA-CREF Life

The benefits under your Policy and any rider are paid by us from our General Account assets and/or your Policy Value held in the Separate Account. It is important that you understand how your Policy works and how our ability to meet our obligations affects your Policy. Payment of your Policy and rider benefits is not guaranteed and depends upon certain factors discussed below.

Assets in the Separate Account. You assume all of the investment risk for Policy Value allocated to the Investment Accounts. Your Policy Value in the Investment Accounts is part of the assets of the Separate Account. These assets are segregated and insulated from our General Account, and may not be charged with liabilities arising from any other business that we may conduct. This means that your Policy Value allocated to the Separate Account should generally not be adversely affected by the financial condition of our general account. See this prospectus’ “The Separate Account and the Portfolios” section.

Assets in the General Account. Policy guarantees that exceed your Policy Value, such as death benefit exceeding Policy Value, are paid from our General Account (not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Policy in excess of Policy Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account may also be available to cover the liabilities of our General Account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Policies supported by it. We issue other types of insurance policies and financial products as well, and some of these products are supported by the assets in our General Account.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold amounts required under state regulation to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

How to Obtain More Information. Our financial statements and the financial statements of the Separate Account are located in the Statement of Additional Information (“SAI”). The financial statements of the Separate Account include information about all the contracts offered through the Separate Account. For information on how to obtain a copy of the SAI, see the last page of this prospectus. More information about TIAA-CREF Life is available on our website at http://www.tiaa-cref.org.

Investment Risk

If you invest your Policy Value in one or more Investment Accounts, then you will be subject to the risk that investment performance will be unfavorable and that your Policy Value will decrease. In addition, we deduct charges from your Policy Value, which can significantly reduce your Policy Value. During times of poor investment performances, this deduction will have an even greater impact on your Policy Value. You could lose everything you invest. If you allocate Net Premiums to the Fixed Account, then we credit your Policy Value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	3

Long-Term Commitment

Owning a Policy entails a variety of fees and expenses, including a Cost of Insurance charge, Policy Fee (for a single life Policy), Mortality and Expense Risk Charge, and a Premium Tax Charge, as described under “Charges and Deductions.” As a result, the Policy is not suitable as a short-term savings vehicle. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to Surrender it or make a partial withdrawal in the near future. We have designed the Policy to meet long-term financial goals.

Risk of Lapse

If your Cash Surrender Value is not enough to pay any charges, including the Monthly Charge, your Policy will enter a Grace Period. We will notify you that the Policy will Lapse unless you make a sufficient payment during the Grace Period and will request that you make a payment before the end of the Grace Period that is equal to any unpaid charges plus three current Monthly Charge deductions. You may reinstate a Lapsed Policy, subject to certain conditions.

Tax Risks

We anticipate that the Policy should qualify as a life insurance contract under guidance provided pursuant to federal tax law. There is less certainty, however, with respect to whether Policies issued on a substandard basis (i.e., an Underwriting Class involving higher than standard mortality risk) and Policies insuring two lives may qualify as a life insurance contract under Federal tax law, particularly if you pay the full amount of Premiums permitted under the Policy, because there is less guidance. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Policy Value under a Policy until there is a distribution from the Policy. Moreover, the death benefit under a Policy is excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not be subject to federal income tax on the Death Benefit Proceeds.

Depending on the total amount of Premiums you pay or changes you make to the Policy, the Policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a Policy is treated as a MEC, then Surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on Surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will not be treated as distributions unless the Policy Lapses while a loan is outstanding. Finally, distributions and loans from a Policy that is not a MEC are not subject to the 10% penalty tax. It is not clear that we can take effective action in all possible circumstances to prevent a Policy from being classified as a MEC.

The tax consequences associated with keeping a Policy in force after the Insured on a single life Policy or the younger Insured on a last survivor Policy reaches Attained Age 100 are unclear. A tax adviser should be consulted about these consequences.

See “Federal Tax Considerations.” You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Loan Risks

A Policy loan, whether or not repaid, will affect Policy Value over time because we subtract the amount of the loan from the Allocation Options as collateral and hold it in the Loan Account. This loan collateral does not participate in the investment performance of the Investment Accounts or receive the current interest rate credited to the Fixed Account.

We reduce the amount we pay on the death of the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy by the amount of any Outstanding Loan Amounts. A Policy loan will also reduce your Cash Surrender Value and thereby increase the risk of Lapse, particularly when the investment returns of the amounts remaining in the Investment Accounts are low. Any transfers made from the Investment Accounts and/or the Fixed Account as a result of unpaid interest charges will further increase this risk.

A loan may have tax consequences.

Portfolio Risks

A comprehensive discussion of the risks of each Portfolio may be found in each Portfolio’s respective prospectus. Please refer to the Portfolios’ prospectuses for more information.

FEE TABLE

The following tables describe the fees and expenses that an Owner will pay when buying, owning, and Surrendering the Policy. Certain of these fees and charges are payable only if you choose an optional Rider. If the amount of a charge varies depending on the individual characteristics of the Owner or Insureds, such as Issue Age, gender or Underwriting Class, the tables show the minimum and maximum possible charges as well as the charges for a typical Owner or Insureds. These minimum, maximum and typical charges may assist you in understanding the range of possible charges as well as the charge a typical Owner or Insureds may pay, but these charges may not be representative of the amount you actually pay. We may agree to your request to deduct Advisory Fees from your Policy pursuant to your independent agreement with a registered investment advisor, but such expenses are not reflected in the tables below; if they were, Policy Values shown would be lower.

4	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

TRANSACTION FEES

The following table describes the fees and expenses that an Owner will pay at the time he or she buys the Policy, Surrenders the Policy, or transfers Policy Value among the Allocation Options. Please see “Charges and Deductions” section for more information, including the methods for deducting the amounts due.

		Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current Charge
Premium Tax Charge	Upon receipt of each Premium payment	Applicable state premium tax rate as a percentage of premium—Depending upon the state of issue, the range is 0.00% to 3.50%	Applicable state premium tax rate as a percentage of premium—Depending upon the state of issue, the range is 0.00% to 3.50%
Surrender Charge	Not Applicable	$0	$0
Partial Withdrawal Charge	At the time of each withdrawal	$20	$20
Transfer Charge*	Upon transfer	$25 per transfer	$0

*	We do not assess a transfer charge for the first 12 transfers each Policy Year. We do not currently charge for transfers, but we reserve the right to charge $25 for each transfer in excess of 12 in a Policy Year.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

The following table describes the fees and expenses that an Owner will pay periodically during the time he or she owns the Policy, not including the fees and expenses of the Portfolios.

Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current Charge
Policy Fee:
SINGLE LIFE POLICY	Monthly	$10 for Issue Ages 0–17; $0 for Issue Ages 18 and later	$10 for Issue Ages 0–17; $0 for Issue Ages 18 and later
LAST SURVIVOR POLICY	Not Applicable	Not Applicable	Not Applicable
Cost of Insurance:[1]
SINGLE LIFE POLICY
Base Policy Cost of Insurance (Rate is an annual amount per $1,000 of the Net Amount at Risk)	Monthly	Minimum $0.18 Maximum $1,000 Example[2] $2.86	Minimum $0.18 Maximum $1,000 Example[2] $1.30
LAST SURVIVOR POLICY
Base Policy Cost of Insurance (Rate is an annual amount per $1,000 of the Net Amount at Risk)	Monthly	Minimum $1.20 ($0.36 in MD) Maximum $1,000 Example[3] $1.20	Minimum $0.20 Maximum $1,000 Example[3] $0.26

[1]

The Cost of Insurance charges vary based on Issue Age, gender (in most states), Underwriting Class, Policy Year, Policy Value, death benefit option, Face Amount, and whether the Policy is a single life or last survivor Policy. The charge generally increases as the Issue Age(s) increase. The Net Amount at Risk is equal to: the death benefit discounted for a month of interest minus the Policy Value on the Monthly Charge Date. The cost of insurance charges shown in the table may not be typical of the charges You will pay. Your Policy’s data page will indicate the guaranteed cost of insurance charge applicable to Your Policy, and more detailed information concerning your cost of insurance charges is discussed in the “Charges and Deductions—Monthly Charge” section of this prospectus and is available on request from our Administrative Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon the Insureds’ ages and Underwriting Classes, the death benefit option, Face Amount, planned Premiums, and requested Riders. Substandard classifications provide for higher rates with a maximum guaranteed annual rate of $1,000 per $1,000 of Net Amount at Risk and a maximum current annual rate of $1,000 per $1,000 of Net Amount at Risk.

[2]	Charge for a preferred non-tobacco underwriting risk Male insured with Issue Age of 47 and $750,000 of Face Amount, during the First Policy Year (Rate is per $1,000 of the Net Amount at Risk).

[3]

Charge for a preferred non-tobacco underwriting risk Male/Female couple with Issue Ages of 62 and $1.25 million of Face Amount, during the First Policy Year (Rate is per $1,000 of the Net Amount at Risk).

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	5

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES (continued)

Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current Charge
Mortality and ExpenseRisk Charge	Daily, applied to total value in all Investment Accounts	Annual rate of 0.95% for Policy Years 1–20 and 0.35% for Policy Years 21 and later

Annual rate is4 :

•0.95% if total value in all Investment Accounts is less than $100,000;

•0.65% if total value in all Investment Accounts is from $100,000 to $500,000; and

•0.35% if total value in all Investment Accounts is over $500,000.

Regardless of value, the annual rate will be 0.35% in Policy Years 21 and later.

Loan Interest Charge	Daily, charged against the Outstanding Loan Amount plus accrued interest	Annual rate of 5.00%[5]	Annual rate of 5.00%[5]
Extended Maturity Benefit		No Charge	No Charge
Reinstatement Interest Charge	Upon reinstatement of a lapsed Policy	6%, assessed against and added to unpaid Monthly Charges from the date the Policy lapsed to the date it is reinstated.	6%, assessed against and added to unpaid Monthly Charges from the date the Policy lapsed to the date it is reinstated.
Optional Charges:[7]
Accelerated Death Benefit Charge	At the time the accelerated death benefit is paid	$200.[8] In addition, the proceeds of the accelerated death benefit are discounted for 1 year of interest equal to the yield on a 90-day Treasury bill on the date we approve your application.	$0. In addition, the proceeds of the accelerated death benefit are discounted for 1 year of interest equal to the yield on a 90-day Treasury bill on the date we approve your application.
Charitable Giving Benefit Rider		No Charge	No Charge
Overloan Protection Endorsement		No Charge[9]	No Charge[9]
Waiver of Monthly Charges Rider:
SINGLE LIFE POLICY	Monthly. (Rate is a percentage of the monthly COI deduction)	Minimum 3.00% Maximum 18.39% Example[3] 7.46%	Minimum 3.00% Maximum 18.39% Example[3] 7.46%
LAST SURVIVOR POLICY	Not Applicable	Not Applicable	Not Applicable
Level Cost of Insurance (“COI”) Endorsement:
SINGLE LIFE POLICY	Monthly. (Cost of Insurance rate is an annual amount per $1,000 of the Net Amount at Risk.)	Minimum $0.26 Maximum $133.60 Example[10] $2.86	Minimum $0.26 Maximum $59.43 Example[10] $1.27
LAST SURVIVOR POLICY	Not Applicable	Not Applicable	Not Applicable
Policy Split Rider:
SINGLE LIFE POLICY	Not Applicable	Not Applicable	Not Applicable
LAST SURVIVOR POLICY		No Charge	No Charge
Estate Transfer Protection Rider:
SINGLE LIFE POLICY	Not Applicable	Not Applicable	Not Applicable
LAST SURVIVOR POLICY
Cost of Insurance[1]
(Rate is an annual amount per $1,000 of the Net Amount at Risk)	Monthly	Minimum $1.20 ($0.36 in MD) Maximum $1,000 Example[3] $1.20	Minimum $0.20 Maximum $1,000 Example[3] $0.26

6	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

[4]	The rate will be reviewed on each Monthly Charge Date. The value in the Fixed Account is not included.

[5]

The guaranteed maximum loan interest spread is therefore 0.65% annually. This is the maximum difference between the interest we charge You for a loan and the interest rate we credit on loan collateral held in the Loan Account. For a complete discussion of how loan interest is calculated, please see “Loans” and “Charges and Deductions—Loan Interest Charge.”

[6]

Your current loan interest spread will vary based upon your Policy Year. The loan interest spread for Policy Years 1–10 is 0.65% annually and the loan interest spread for Policy Years 11 and later is 0.20% annually. Due to the reduced loan interest spread, the tax consequences associated with loans outstanding after Policy Year 10 are unclear and a tax adviser should be consulted about these consequences.

[7]

These charges may vary based on the Issue Age(s) of the Insured(s), gender (in most states), Underwriting Class(es), Policy Value, Policy Year, Face Amount, death benefit option, Net Amount at Risk, and whether the Policy is a single life or last survivor Policy. The charges shown in the table may not be typical of the charges You will pay. Your Policy’s data page will indicate the guaranteed charges applicable to Your Policy, and more detailed information concerning Your charges is available upon request from our Administrative Office.

[8]	This amount may be lower depending on the laws of your state.

[9]	There is no specific charge but the Policy Value will be reduced when the Overloan conditions are met.

[10]

Charge for a preferred non-tobacco underwriting risk Male insured with Issue Age of 47 and $750,000 of Face Amount, during the First Policy Year (Rate is per $1,000 of the Net Amount at Risk), under a 10-year option.

ANNUAL PORTFOLIO OPERATING EXPENSES:

The following table shows the minimum and maximum total operating expenses charged by the currently available Portfolios that you may pay periodically during the time you own the Policy, both before and after any contractual fee waivers or reimbursements. These are based on the management fees, distribution (Rule 12b-1) fees, and other expenses charged by the Portfolios during the fiscal year ended December 31, 2013. Expenses of the Portfolios may be higher or lower in the future. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

	Minimum	Maximum
Gross Total Annual Portfolio Operating Expenses (before any contractual waivers or reimbursements) (expenses that are deducted from Portfolio assets, including management fees, distribution (12b-1) fees, and other expenses)	0.17%	1.39%
Net Total Annual Portfolio Operating Expenses (net of any contractual waivers or reimbursements) (expenses that are deducted from Portfolio assets, including management fees, distribution (12b-1) fees, and other expenses)[1]	0.10%	1.39%

[1]

Certain of the Portfolios have entered into contractual expense waiver or reimbursement arrangements that reduce Portfolio expenses during the period of the arrangement. These arrangements vary in length, and are in place at least through April 30, 2015. More detail concerning the Portfolios’ contractual waivers and reimbursements can be found in the footnotes accompanying the next table.

The following table shows the fees (including management fees, distribution (Rule 12b-1) fees, and other expenses) charged by each Portfolio as a percentage of average daily net assets for the fiscal year ended December 31, 2013. Portfolio expenses are not fixed or specified under the terms of the Policy, and may change periodically.

Portfolio	Management Fees	Distribution (12b-1) or Service Fees[1]	Other Expenses	Acquired Fund Fees and Expenses[2]	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses
TIAA-CREF Life Balanced Fund[3]	0.10%	0.00%	0.26%	0.41%	0.77%	0.26%	0.51%
TIAA-CREF Life Bond Fund[4]	0.30%	0.00%	0.14%	0.00%	0.44%	0.09%	0.35%
TIAA-CREF Life Growth Equity Fund[5]	0.45%	0.00%	0.21%	0.00%	0.66%	0.14%	0.52%
TIAA-CREF Life Growth & Income Fund[5]	0.45%	0.00%	0.16%	0.00%	0.61%	0.09%	0.52%
TIAA-CREF Life International Equity Fund[6]	0.50%	0.00%	0.24%	0.00%	0.74%	0.14%	0.60%
TIAA-CREF Life Large-Cap Value Fund[5]	0.45%	0.00%	0.15%	0.00%	0.60%	0.08%	0.52%
TIAA-CREF Life Money Market Fund[7]	0.10%	0.00%	0.17%	0.00%	0.27%	0.12%	0.15%
TIAA-CREF Life Real Estate Securities Fund[8]	0.50%	0.00%	0.13%	0.00%	0.63%	0.06%	0.57%
TIAA-CREF Life Small-Cap Equity Fund[9]	0.48%	0.00%	0.25%	0.08%	0.81%	0.18%	0.63%
TIAA-CREF Life Social Choice Equity Fund[10]	0.15%	0.00%	0.18%	0.00%	0.33%	0.11%	0.22%
TIAA-CREF Life Stock Index Fund[11]	0.06%	0.00%	0.10%	0.01%	0.17%	0.07%	0.10%
Calamos Growth and Income Portfolio	0.75%	0.00%	0.64%	0.00%	1.39%	0.00%	1.39%

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	7

Portfolio	Management Fees	Distribution (12b-1) or Service Fees[1]	Other Expenses	Acquired Fund Fees and Expenses[2]	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses
Credit Suisse Trust Commodity Return Strategy Portfolio[12,13]	0.50%	0.25%	0.58%	0.00%	1.33%	0.28%	1.05%
Delaware VIP Diversified Income Series—Standard Class	0.59%	0.00%	0.08%	0.00%	0.67%	0.00%	0.67%
Delaware VIP International Value Equity Series—Standard Class	0.85%	0.00%	0.24%	0.00%	1.09%	0.00%	1.09%
Delaware VIP Small Cap Value Series—Standard Class	0.73%	0.00%	0.08%	0.00%	0.81%	0.00%	0.81%
DFA VA Global Bond Portfolio	0.23%	0.00%	0.04%	0.00%	0.27%	0.00%	0.27%
DFA VA Global Moderate Allocation Portfolio [14]	0.25%	0.00%	0.41%	0.27%	0.93%	0.53%	0.40%
DFA VA International Small Portfolio	0.50%	0.00%	0.15%	0.00%	0.65%	0.00%	0.65%
DFA VA International Value Portfolio	0.40%	0.00%	0.07%	0.00%	0.47%	0.00%	0.47%
DFA VA Short-Term Fixed Portfolio	0.25%	0.00%	0.04%	0.00%	0.29%	0.00%	0.29%
DFA VA US Large Value Portfolio	0.25%	0.00%	0.03%	0.00%	0.28%	0.00%	0.28%
DFA VA US Targeted Value Portfolio	0.35%	0.00%	0.04%	0.00%	0.39%	0.00%	0.39%
Franklin Income VIP Fund—Class 1[15]	0.45%	0.00%	0.02%	0.00%	0.47%	0.00%	0.47%
Franklin Small-Mid Cap Growth VIP Fund— Class 1[15,16]	0.77%	0.00%	0.03%	0.00%	0.80%	0.00%	0.80%
Franklin Mutual Shares VIP Fund—Class 1	0.60%	0.00%	0.11%	0.00%	0.71%	0.00%	0.71%
Templeton Developing Markets VIP Fund— Class 1	1.10%	0.00%	0.25%	0.00%	1.35%	0.00%	1.35%
VY Clarion Global Real Estate Portfolio—Class I17	0.79%	0.00%	0.21%	0.00%	1.00%	0.11%	0.89%
Janus Aspen Forty Portfolio—Institutional Shares[18]	0.49%	0.00%	0.06%	0.00%	0.55%	0.00%	0.55%
Janus Aspen Overseas Portfolio—Institutional Shares[18]	0.44%	0.00%	0.07%	0.00%	0.51%	0.00%	0.51%
Janus Aspen Perkins Mid Cap Value Portfolio—Institutional Shares[18,19]	0.51%	0.00%	0.07%	0.00%	0.58%	0.00%	0.58%
Prudential Series Fund—Jennison 20/20 Focus Portfolio—Class II	0.75%	0.25%	0.24%	0.00%	1.24%	0.00%	1.24%
Prudential Series Fund—Natural Resources Portfolio—Class II	0.45%	0.25%	0.21%	0.00%	0.91%	0.00%	0.91%
Prudential Series Fund—Value Portfolio—Class II	0.40%	0.25%	0.18%	0.00%	0.83%	0.00%	0.83%
ClearBridge Variable Aggressive Growth Portfolio—Class I	0.75%	0.00%	0.04%	0.00%	0.79%	0.00%	0.79%
Western Asset Variable Global High Yield Bond Portfolio—Class I	0.70%	0.00%	0.11%	0.00%	0.81%	0.00%	0.81%
ClearBridge Variable Small Cap Growth Portfolio—Class I	0.75%	0.00%	0.08%	0.00%	0.83%	0.00%	0.83%
Matson Money U.S. Equity VI Portfolio	0.50%	0.00%	0.26%	0.32%	1.08%	0.00%	1.08%
Matson Money International Equity VI Portfolio	0.50%	0.00%	0.31%	0.52%	1.33%	0.00%	1.33%
Matson Money Fixed Income VI Portfolio	0.50%	0.00%	0.26%	0.20%	0.96%	0.00%	0.96%
MFS Growth Series—Initial Class	0.73%	0.00%	0.05%	0.00%	0.78%	0.00%	0.78%
MFS Global Equity Series—Initial Class[20]	1.00%	0.00%	0.31%	0.00%	1.31%	0.16%	1.15%
MFS Investors Growth Stock Series—Initial Class	0.75%	0.00%	0.07%	0.00%	0.82%	0.00%	0.82%
MFS Utilities Series—Initial Class	0.73%	0.00%	0.07%	0.00%	0.80%	0.00%	0.80%
Neuberger Berman Advisers Management Trust Large Cap Value Portfolio—I Class	0.85%	0.00%	0.28%	0.01%	1.14%	0.00%	1.14%

8	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

Portfolio	Management Fees	Distribution (12b-1) or Service Fees[1]	Other Expenses	Acquired Fund Fees and Expenses[2]	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses
Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class	0.85%	0.00%	0.19%	0.00%	1.04%	0.00%	1.04%
PIMCO VIT All Asset Portfolio—Institutional Class[21,22,23,24,25]	0.43%	0.00%	0.00%	0.75%	1.18%	0.09%	1.09%
PIMCO VIT Commodity Real Return Strategy Portfolio—Institutional Class[26,27,28,29]	0.74%	0.00%	.011%	0.14%	0.99%	0.14%	0.85%
PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class	0.85%	0.00%	0.00%	0.00%	0.85%	0.00%	0.85%
PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class[26,30]	0.75%	0.00%	0.01%	0.00%	0.76%	0.00%	0.76%
PIMCO VIT Real Return Portfolio—Institutional Class[26,31]	0.50%	0.00%	0.05%	0.00%	0.55%	0.00%	0.55%
PVC Equity Income Account—Class 1	0.48%	0.00%	0.00%	0.00%	0.48%	0.00%	0.48%
PVC MidCap Blend Account—Class 1	0.53%	0.00%	0.00%	0.00%	0.53%	0.00%	0.53%
Royce Capital Fund Micro-Cap Portfolio—Investment Class	1.25%	0.00%	0.07%	0.02%	1.34%	0.00%	1.34%
Royce Capital Fund Small-Cap Portfolio—Investment Class	1.00%	0.00%	0.05%	0.00%	1.05%	0.00%	1.05%
T. Rowe Price® Limited-Term Bond Portfolio	0.70%	0.00%	0.00%	0.00%	0.70%	0.00%	0.70%
Wanger International	0.90%	0.00%	0.17%	0.00%	1.07%	0.00%	1.07%
Wanger Select	0.80%	0.00%	0.13%	0.00%	0.93%	0.00%	0.93%
Wanger USA	0.86%	0.00%	0.10%	0.00%	0.96%	0.00%	0.96%
[1]	Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

[2]

“Acquired Fund Fees and Expenses” are the Fund’s proportionate amount of the expenses of any investment companies or pools in which the Fund invests. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly as a result of the Fund’s investments. Because “Acquired Fund Fees and Expenses” are included in the chart above, the Fund’s operating expenses here will not correlate with the expenses included in the Financial Highlights in this Prospectus and the Fund’s annual report.

[3]

“Other Expenses” and “Acquired Fund Fees and Expenses”—Estimates for the current fiscal year. “Acquired Fund Fees and Expenses” are the Fund’s proportionate amount of the expenses of any investment companies or pools in which the Fund invests. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly as a result of the Fund’s investments. “Waivers and Expense Reimbursements”—Under the Fund’s expense reimbursement arrangements, the Fund’s investment advisor, Teachers Advisors, Inc. (“Advisors”), has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.10% of average daily net assets for share of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2015, unless changed with approval of the Board of Trustees.

[4]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.35% of average daily net assets for the shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2015 unless changed with approval of the Board of Trustees.

[5]

Under the Funds’ expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.52% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2015 unless changed with approval of the Board of Trustees.

[6]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.60% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2015 unless changed with approval of the Board of Trustees.

[7]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.15% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2015 unless changed with approval of the Board of Trustees.

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	9

[8]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.57% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2015 unless changed with approval of the Board of Trustees.

[9]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage and other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.55% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2015 unless changed with approval of the Board of Trustees.

[10]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.22% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2015 unless changed with approval of the Board of Trustees.

[11]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.09% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2015 unless changed with approval of the Board of Trustees.

[12]

The fund invests in Credit Suisse Cayman Commodity Fund II, Ltd., a wholly-owned subsidiary of the portfolio organized under the laws of the Cayman Islands (the “Subsidiary”). “ Other Expenses” include expenses of both the portfolio and the subsidiary

[13]

Credit Suisse Trust (the “Trust”) and Credit Suisse Asset Management, LLC (“Credit Suisse”) have entered into a written contract limiting operating expenses (excluding certain expenses as described below) to 1.05% of the portfolio’s average daily net assets at least through November 15, 2015. The Trust is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously paid by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than three years after the end of the fiscal year during which such fees were limited or expenses were paid by Credit Suisse and the reimbursements do not cause the portfolio to exceed the expense limitation in the contract at the time the fees were limited or expenses were paid. This contract may not be terminated before November 15, 2015.

[14]

The Advisor has agreed to waive all or a portion of its management fee and to assume certain expenses of the Institutional Class Shares of the DFA VA Global Moderate Allocation Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies and excluding any applicable 12b-1 fees) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Institutional Class shares of the Portfolio, on an annualized basis, to 0.40% of such class of the Portfolio’s average daily net assets. The Amended and Restated Fee Waiver and/or Expense Assumption Agreement for the DFA VA Global Moderate Allocation Portfolio will remain in effect through February 28, 2015, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee and/or expense assumptions.

[15]	The Fund administration fee is paid indirectly through the management fee.

[16]

Management fees and other expenses have been restated to reflect fiscal year fees and expenses as a result of the bundling of the fund’s investment management agreement with is fund administration agreement effective May 1, 2013. Such combined investment management fees are described further under “Management” in the fund’s prospectus. Total annual fund operating expenses are not affected by such bundling.

[17]

The adviser is contractually obligated to limit expenses to 0.90% through May 1, 2015; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days prior to the end of the then current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The adviser is also contractually obligated to waive a portion of the management fee through May 1, 2015. Based upon net assets as of December 31, 2013, the management fee waiver for the Portfolio would be (0.01)%. There is no guarantee that the management fee waiver will continue after May 1, 2015. The waiver will only renew if the adviser elects to renew it.

[18]

The Portfolio pays an investment advisory fee rate that adjusts up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis based upon the Portfolio’s performance relative to its benchmark index during a measurement period.

[19]

Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse Portfolio expenses to the extent that the Portfolio’s total annual fund operating expenses (excluding any applicable performance adjustments to management fees, administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed a certain limit until at least May 1, 2015. The contractual waiver may be terminated or modified at any time prior to this date only at the discretion of the Board of Trustees.

[20]

Massachusetts Financial Services Company has agreed in writing to reduce its management fee to 0.90% of the fund’s average daily net assets annually. This written agreement will remain in effect until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2015. In addition, MFS has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 1.15% of the fund’s average daily net assets annually for Initial Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2015.

[21]

Acquired Fund Fees and Expenses include interest expense of 0.02%. Interest expense is based on the amount incurred during an Underlying PIMCO Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. Interest expense is required to be treated as an expense of the Underlying PIMCO Fund for accounting purposes and is not payable to PIMCO. The amount of interest expense (if any) will vary based on the Underlying PIMCO Fund’s use of such investments as an investment strategy.

10	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

[22]	Total Annual Portfolio Operating Expenses excluding interest expense of the Underlying PIMCO Funds is 1.155% for the Institutional Class.

[23]

Total Annual Portfolio Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Portfolio as set forth in the Financial Highlights table of the prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

[24]

PIMCO has contractually agreed, through May 1, 2015, to reduce its advisory fee to the extent that the Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The fee reduction is implemented based on a calculation of Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees that is different from the calculation of Acquired Fund Fees and Expenses listed in the table above.

[25]	Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement excluding interest expense of the Underlying PIMCO Funds is 1.065% for the Institutional Class shares.

[26]

“Other Expenses” reflect interest expense and is based on the amount incurred during the Portfolio’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. Interest expense is required to be treated as a Portfolio expense for accounting purposes and is not payable to PIMCO. The amount of interest expense (if any) will vary based on the Portfolio’s use of such investments as an investment strategy.

[27]	Total Annual Portfolio Operating Expenses excluding interest expense is 0.88% for Institutional Class shares.

[28]

PIMCO has contractually agreed to waive the Portfolio’s advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Portfolio I Ltd. (the “CRRS Subsidiary”) to PIMCO. The CRRS Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20% respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the CRRS Subsidiary is in place.

[29]	Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement excluding interest expense is 0.74% for Institutional Class shares.

[30]	Total Annual Portfolio Operating Expenses excluding interest expense is 0.75% for the Institutional Class shares.

[31]	Total Annual Portfolio Operating Expenses excluding interest expense is 0.50% for the Institutional Class shares.

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	11

THE POLICY

PURCHASING A POLICY

To purchase a Policy, you must submit a completed application to us at our Administrative Office. The minimum Face Amount is generally $250,000. At our option, we may have different minimum Face Amounts for certain classes of Policies.

Generally, the Policy is available for Insureds between Issue Ages 0–90. Issue Ages may vary by state. Please call the Administrative Office for details. We can provide you with details as to our underwriting standards when you apply for a Policy. We reserve the right to modify our underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

We will notify you when our underwriting process has been completed. The minimum first Premium may not be paid and insurance coverage will not take effect prior to that time.

REPLACING EXISTING INSURANCE

It may not be in your best interest to Surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a Surrender charge on your existing insurance. You should talk to your financial professional and/or tax adviser to make sure the exchange will be tax free. If you Surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the Surrender. Because we will not issue the Policy until we have received an initial Premium from your existing insurance company, the issuance of the Policy may be delayed.

WHEN INSURANCE COVERAGE TAKES EFFECT

Insurance coverage under the Policy will take effect only if the proposed Insured on a single life Policy is or both the proposed Insureds on a last survivor Policy are alive and in the same condition of health as described in the application when we deliver the Policy to you, and if the minimum first Premium has been paid. We begin to deduct Monthly Charges from your Policy Value on the Policy Date.

RIGHT TO CANCEL

You may cancel a Policy during the Right to Cancel Period by providing Acceptable Notice of cancellation and returning the Policy to us. The Right to Cancel Period begins when you receive the Policy and generally expires after a period determined under state law. If you decide to cancel the Policy during the Right to Cancel Period, we will treat the Policy as if we never issued it. Within 7 days after we receive the returned Policy, we will refund an amount equal to the sum of:

•	The Policy Value as of the end of the Business Day we receive the returned Policy, plus

•	Any Premium Tax Charge deducted from Premiums paid, plus

•	Any Monthly Charges charged against the Policy Value, plus

•	An amount reflecting any other charges deducted under the Policy.

Where state law requires, the refund will equal all payments you made.

OWNERSHIP AND BENEFICIARY RIGHTS

The Policy belongs to the Owner named in the application. While an Insured is alive, the Owner may exercise all of the rights and options described in the Policy. On a single life Policy, the Owner is the Insured unless the application specifies a different person as the Owner or the Owner is changed thereafter. On a last survivor Policy, both Insureds own the Policy unless the application specifies a different person as the Owner or the Owner is changed thereafter. If the Owner is not an Insured and dies before the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy, ownership of the Policy will pass to the next named Owner then living, or if no Owner is living, to the Owner’s estate. To the extent permitted by law, Policy benefits are not subject to any legal process for the payment of any claim against the payee, and no right or benefit will be subject to claims of creditors (except as may be provided by assignment). If a joint Owner has been named and both Owners are living, authorization from both Owners is required for changes and transactions other than the allocation of Premiums. All reference herein to Owner shall be read as applying to single or joint Owners.

The Owner may, subject to certain restrictions, exercise certain rights including selecting and changing the Beneficiary, changing the Owner, and assigning the Policy. We reserve the right to reject assignments that we reasonably believe are intended to develop a secondary market for the Policy, such as selling the Policy to a ‘factoring company’ that pays a discounted lump sum in return for assignments of future death benefits.

Changing the Owner and assigning the Policy may have tax consequences. The principal right of the Beneficiary is the right to receive the Death Benefit Proceeds under the Policy.

MODIFYING THE POLICY

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president, a vice president, or our secretary. Upon notice to you, we may modify the Policy:

•

to conform the Policy, our operations, or the Separate Account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our Company, or the Separate Account is subject;

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•	to assure continued qualification of the Policy as a life insurance contract under federal tax laws; or

•	to reflect a change in the Separate Account’s operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform with these laws. Any material change to the Policy must be approved by the State Insurance Department of each state where the Policy is made available. Any resulting change to this prospectus must be filed with the SEC prior to use.

PREMIUMS

MINIMUM FIRST PREMIUM

The minimum first Premium is due on or before the Policy Issue Date. No insurance will take effect until the minimum first Premium is paid, and the health and other conditions of the Insured(s) described in the application must not have changed. The minimum first Premium must be at least $50.

PREMIUM FLEXIBILITY

When you apply for a Policy, you will elect a payment schedule for Premiums that is on a monthly, quarterly, semiannual, annual, or single-sum basis. You are not actually required to pay Premiums according to that (or any) schedule. However, you may greatly increase your risk of Lapse if you do not regularly pay Premiums because the Policy Value may not be sufficient to cover the Monthly Charges when due.

You have flexibility to determine the frequency and the amount of the Premiums you pay, and you can change the planned periodic Premium schedule at any time. If you are submitting a Premium payment pursuant to a Premium reminder notice, the address for payment will be enclosed with the notice. You may also send your Premium payments to our Administrative Office. If you have an outstanding Policy loan, we will credit all payments you send to us as Premium payments unless you provide Acceptable Notice for the payments to be applied as loan repayments. You may also choose to have Premium payments automatically deducted periodically from your bank account under the automatic payment plan. Payment of the planned Premiums or any other level of Premiums does not guarantee that the Policy will not Lapse. See “Policy Lapse and Reinstatement.”

You may not pay any Premiums after the Policy’s Final Policy Date. You may not pay Premiums less than $50, and we reserve the right to limit total Premiums allocated to the Fixed Account under a Policy to $500,000 a Policy Year. Note that we cannot accept cash, money orders or travelers’ checks. In addition, we will not accept a third-party check where the relationship of the payer to the Owner cannot be identified from the face of the check.

We will or have the right to limit or refund all or part of your Premium payment if:

•	The Premium would disqualify the Policy as a life insurance contract under the Code;

•	The Premium would cause the Policy to become a MEC under the Code; or

•

The Premium would cause an immediate increase in the death benefit as a result of Section 7702 of the Code—the section of the Code that addresses life insurance (unless you provide us with satisfactory evidence of insurability).

You can stop paying Premiums at any time and your Policy will continue in force until the earliest of the date when either: (1) the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy dies; (2) the Grace Period ends without a sufficient payment (see “Policy Lapse and Reinstatement”); or (3) we receive your Acceptable Notice requesting a Surrender of the Policy.

PREMIUM LIMITATIONS

If the Guideline Premium Test is used to determine whether the Policy qualifies as life insurance under the Code, total Premium payments must not exceed certain stated limits—the “guideline premium” amount. We have established procedures to monitor whether aggregate Premiums paid under a Guideline Premium Test Policy exceed those limits. If we became aware that a Premium payment would result in total Premiums exceeding these limits, we will accept only that portion of the Premium that would make total Premiums equal the guideline premium amount. We will not refund any Premium necessary to keep the Policy in force.

The maximum Premium limitations set forth in the Code depend in part upon the amount of the death benefit at any time. As a result, any Policy changes that affect the amount of the death benefit may affect whether cumulative Premiums paid under the Policy exceed the maximum Premium limitations. For single life Policies issued January 1, 2009 and later, and for last survivor Policies, premiums may be limited after the Insured’s (for a single life Policy) or the younger Insured’s (for a last survivor Policy) age 100. The tax consequences of keeping a Policy in force after the Insured (for a single life Policy) or the younger Insured (for a last survivor Policy) reaches Attained Age 100 are unclear. A tax adviser should be consulted about such consequences. See “Choice of Tax Test” for more information regarding the Guideline Premium Test.

Modified Endowment Contracts (“MECs”). There are special federal income tax rules for distributions from life insurance policies that are MECs. These rules apply to Policy loans, Surrenders, and partial withdrawals. These rules apply if the Premiums we receive are greater than the “seven-pay limit” for your Policy as determined under Section 7702A of the Code. The “seven-pay limit” means that, during the first seven years of a policy, the sum of the actual premiums paid may not exceed the sum of the “seven-pay premiums.” Generally, the “seven-pay premium” is the level annual

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	13

premium, such that if it were paid for each of the first seven years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the “seven-pay premiums” were $1,000, the maximum cumulative premiums that could be paid during the first seven years of a policy to avoid MEC status would be $1,000 in the first year, $2,000 through the first two years, $3,000 through the first three years, etc. Under this test, a policy may or may not be a MEC, depending on the amount of premiums paid during each of the policy’s first seven years. A policy received in exchange for a MEC will be taxed as a MEC even if it would otherwise satisfy the seven-pay test.

Prior to the Policy Date, if we find that your planned periodic Premium would cause your Policy to become a MEC, we will notify you and request further instructions. We will then issue your Policy based on the planned periodic Premium you have selected. If you do not want your Policy to become a MEC, you may reduce your planned periodic Premium to a level that does not cause your Policy to become a MEC. We will then issue your Policy based on the revised planned periodic Premium. See “Federal Tax Considerations—Tax Treatment of Policy Benefits—Modified Endowment Contracts.”

After the Policy Date, if we discover that you have made a Premium payment that would cause your Policy to become a MEC, we will place the Premium amount in a suspense account. We will not apply this amount to your Policy unless and until you acknowledge in writing that you know that the Policy will become a MEC and that you nevertheless wish us to apply this amount to your Policy. Similarly, we will not honor your instructions regarding withdrawals, changes in death benefit options or changes in Face Amounts if any such action would result in the Policy becoming a MEC until you acknowledge in writing that you know that the Policy will become a MEC and that you nevertheless wish us to take such action. Additionally, if your Policy has inadvertently become classified as a MEC, and assuming that you do not want your Policy to be a MEC, we will attempt to enable your Policy to continue to meet the seven-pay test for federal income tax purposes (and not be a MEC) by refunding any excess Premium and related earnings or losses to you. It is not clear, however, if we can take effective action in all possible circumstances to prevent a Policy that has exceeded the applicable Premium limitation from being classified as a MEC.

Exchanges from a Prior Life Policy. We may accept as part of your first Premium money from another life insurance policy that qualifies for a tax-free exchange under Section 1035 of the Code, contingent upon receipt of the cash from that contract. Not all policy exchanges qualify for tax-free exchange treatment. Contract exchanges may have tax consequences. See “Federal Tax Considerations.”

ALLOCATING PREMIUMS

When you apply for a Policy, you must instruct us on the application form to allocate your Net Premium to one or more Allocation Options according to the following rules:

•	Allocation percentages must be in whole numbers and the sum of the percentages must equal 100%.

•

We will allocate the Net Premium based on the price determined at the end of the Business Day we are deemed to receive it at our Administrative Office according to your current Premium allocation instructions.

•

You can change the allocation instructions for additional Net Premiums without charge by providing us with Acceptable Notice. Any change in allocation instructions will be effective at the end of the Business Day we receive your request.

Unless you provide instructions indicating otherwise, we deduct monthly charges from the Fixed Account first, and then pro rata from the Investment Accounts (see “Monthly Charge”).

Investment returns from amounts allocated to the Investment Accounts will vary with the investment performance of these Investment Accounts and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the Investment Accounts. You should periodically review your allocation schedule in light of market conditions and your overall financial objectives.

DELAY IN ALLOCATIONS

Some states require us to refund all payments if you return your Policy during the Right to Cancel Period. In those states, we will allocate Net Premiums received at our Administrative Office during the Right to Cancel Period where you have instructed that all or a portion of the Net Premium be allocated to one or more Investment Accounts, we will allocate that amount to the Investment Account that invests in the TIAA-CREF Life Money Market Fund (the “Money Market Account”). We will allocate the remaining portion of your Net Premium (if any) to the Fixed Account. Following the end of the Right to Cancel Period, we will allocate that Policy Value in the Money Market Account among the Investment Accounts as indicated in your current Premium allocation instructions. If the Right to Cancel Period ends on a non-Business Day, we will allocate Policy Value among the Investment Accounts using Unit values as of the immediately preceding Business Day. We invest all Net Premiums paid thereafter based on the allocation percentages then in effect. Since our procedures should result in delivery of your Policy on the second day after we issue it, we begin measuring the Right to Cancel period two days after we issue your Policy.

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VALUATIONS

POLICY VALUE

The Policy Value serves as the starting point for calculating important values under a Policy, such as the Cash Surrender Value and, in some cases, the death benefit. The Policy Value varies from day to day depending on factors such as the amount and timing of your Premium payment, the performance of the Investment Accounts you have chosen, the interest rates of the Fixed Account and Loan Account, Policy charges, how much you have borrowed or withdrawn and the level of Policy and Rider benefits. We do not guarantee a minimum Policy Value.

Policy Value:

•	Equals the sum of all values in the Fixed Account, the Loan Account and in each Investment Account;

•	is determined first on the Policy Date and then on each date thereafter; and

•	has no guaranteed minimum amount and may be more or less than Premiums paid.

CASH SURRENDER VALUE

The Cash Surrender Value is the amount we pay to you when you Surrender your Policy. We determine the Cash Surrender Value as of the end of the Business Day when we receive your Acceptable Request to Surrender.

Cash Surrender Value at the end of any day equals:

•	the Policy Value as of such date; minus any Outstanding Loan Amount.

INVESTMENT ACCOUNT VALUE

At the end of any Business Day, the Investment Account value is equal to the number of Units in each Investment Account attributable to the Policy multiplied by the Unit value for that Investment Account.

The Number of Units in any Investment Account at the end of any day equals:

•	Units purchased with Net Premiums; plus

•	Units purchased via transfers from another Investment Account, the Fixed Account, or the Loan Account; minus

•	Units redeemed to pay for Monthly Charges; minus

•	Units redeemed to pay for partial withdrawals; minus

•	Units redeemed to pay transfer charges or any other charges incurred in connection with the exercise of rights under the Policy; minus

•	Units redeemed as part of a transfer to another Investment Account, the Fixed Account, or the Loan Account; minus

•	Units redeemed for any applicable Advisory Fees.

Every time you allocate or transfer money to or from an Investment Account, we convert that dollar amount into Units. We determine the number of Units we credit to, or subtract from, your Policy by dividing the dollar amount of the transaction by the Unit value for that Investment Account at the end of the Business Day.

UNIT VALUE

We determine a Unit value for each Investment Account to reflect how investment performance affects the Policy Value. Unit values will vary among Investment Accounts. The Unit value may increase or decrease from one Business Day to the next.

The Unit value of any Investment Account at the end of any Business Day equals:

•	the Unit value of the Investment Account on the immediately preceding Business Day; multiplied by

•	the net investment factor for that Investment Account on that Business Day.

•	The net investment factor:

•	measures the investment performance of an Investment Account from one Business Day to the next;

•	increases to reflect investment income and capital gains (realized and unrealized) for the shares of the underlying Portfolio;

•	decreases to reflect any capital losses (realized and unrealized) for the shares of the underlying Portfolio, as well as the underlying Portfolio expenses; and

•	decreases to reflect the current mortality and expense risk charge which is based upon the following annual rates applied to total value in all Investment Accounts:

•	0.95% if the value of Units in all Investment Accounts is less than $100,000;

•	0.65% if the value of Units in all Investment Accounts is from $100,000 to $500,000; and

•	0.35% if the value of Units in all Investment Accounts is over $500,000.

•	In Policy Years 21 and later, the annual rate is 0.35% regardless of the value of Units in all Investment Accounts.

Unit values on any non-Business Day are determined using the Unit values as of the most recent prior Business Day. We deduct the current mortality and expense risk charge to compensate us for certain mortality and expense risks we assume, and for certain expenses we incur. The mortality risk is the risk that an insured will live for a shorter time than we project. The expense risk is the risk that the expenses that we incur will exceed the charges we set in the Policy.

In order to accommodate the varying mortality and expense risk charges, separate Unit values will be maintained by mortality and expense risk charge band. Units may be transferred between bands on the Monthly Charge Date if the value of the Units in all the Investment Accounts changes the current mortality and expense risk charge rate.

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FIXED ACCOUNT VALUE

The Fixed Account value at the end of any day is equal to:

•	the Net Premium(s) allocated to the Fixed Account; plus

•	any amounts transferred to the Fixed Account (including amounts transferred from the Loan Account); plus

•	interest credited to the Fixed Account; minus

•	amounts deducted from the Fixed Account to pay for Monthly Charges; minus

•	amounts withdrawn from the Fixed Account; minus

•	amounts deducted from the Fixed Account to pay transfer charges, charges to execute rights under the policy Riders; minus

•	amounts withdrawn from the Fixed Account to pay Advisory Fees; minus

•	amounts transferred from the Fixed Account to an Investment Account or to the Loan Account.

DEATH BENEFIT

DEATH BENEFIT PROCEEDS

As long as the Policy is in force, we will pay the Death Benefit Proceeds to the Beneficiary once we receive at our Administrative Office satisfactory proof of the death of the Insured on a single life Policy or both Insureds on a last survivor Policy. We may require you to return the Policy. We will pay the Death Benefit Proceeds in a lump sum or under another payment method. If all Beneficiaries die before the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy, we will pay the Death Benefit Proceeds in a lump sum to you or your estate. See “Death Benefit—Payment Methods.”

Death Benefit Proceeds Equal:

•	the death benefit (described below); minus

•	any unpaid Monthly Charges; minus

•	any Outstanding Loan Amounts

If all or part of the Death Benefit Proceeds is paid in one sum, we will pay interest on this sum as required by law.

We may further adjust the amount of the Death Benefit Proceeds under circumstances of suicide and contestability.

DEATH BENEFIT OPTIONS

You must choose in your application among three death benefit options under the Policy: Option A, Option B and Option C. Option A provides a level death benefit, while Options B and C provide increasing death benefits. We calculate the amount available under each death benefit option as of the date of the death of the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy. Under any option, the length of the death benefit coverage depends upon the Policy’s Cash Surrender Value. See “Policy Lapse and Reinstatement” for further detail. Payment of any death benefit in excess of Policy Value is subject to our financial strength and claims-paying ability.

The Death Benefit under Option A is the greater of:

•	the Face Amount; and

•	the minimum death benefit required under the tax test you select (described below).

The Death Benefit under Option B is the greater of:

•	the Face Amount plus the Policy Value (determined on the date of the death of the Insured); and

•	the minimum death benefit required under the tax test you select (described below).

The Death Benefit under Option C is the greater of:

•	the Face Amount plus all of the Premiums credited to the Policy since the Issue Date (determined on the date of the death of the Insured); and

•	the minimum death benefit required under the tax test you select (described below).

Which Death Benefit Option to Choose. If you prefer to have Premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should choose Option B. If you prefer to have an increasing death benefit that only reflects Premium payments, you should choose Option C. If you are satisfied with the amount of the existing insurance coverage and prefer to have Premium payments and favorable investment performance reflected in a reduced cost of insurance charge and a corresponding maximization of Policy Value over time, you should choose Option A. The maximum Premium limit that can be paid into an Option B Policy is higher than for Option A. The maximum Premium limit for Option C is the same as for Option A. In addition, partial withdrawals from Option B Policies generally do not reduce the Face Amount of coverage, while partial withdrawals from Option A or Option C Policies will reduce the Face Amount of coverage. See the section entitled “Surrenders and Partial Withdrawals” for more information on how partial withdrawals affect Policy Value.

The amount of the death benefit may vary with the Policy Value.

•

Under Option A or Option C, the death benefit will vary with the Policy Value whenever the minimum death benefit required under the tax test you choose is greater than the Face Amount (Option A) or exceeds the Face Amount plus all the Premiums credited to the Policy (Option C).

•	Under Option B, the death benefit will always vary with the Policy Value.

Choice of Tax Test. The Code requires that the Policy’s death benefit not be less than certain amounts defined in the Code. When you apply for your Policy, the Guideline Premium Test will be used as the tax law test applicable to your Policy unless you specifically elect the Cash Value

16	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

Accumulation Test. Once the Policy is issued, you may not change the tax law test. You should consult a tax adviser as to the selection of the tax law test before applying for the Policy.

Under the Guideline Premium Test, the death benefit will not be less than the Policy Value times the corridor factor set by the Code and shown in the Table of Death Benefit Factors in your Policy. The corridor factors vary by, and are shown based on, Attained Age of the Insured (or, in the case of a last survivor Policy, the Attained Age of the younger Insured) at the start of the Policy Year, as follows.

Attained Age	Percentage	Attained Age	Percentage
40 and under	250%	60	130%
45	215%	65	120%
50	185%	70	115%
55	150%	75 through 90	105%
		95 through 120	100%

•	For Attained Ages not shown, the percentages will decrease pro rata each year.

Under the Cash Value Accumulation Test, the death benefit will not be less than 1,000 times the Policy Value divided by the net single premium factor per $1,000 of death benefit shown in the table of net single premiums in your Policy. The net single premium will vary based on each Insured’s gender (in most cases), Underwriting Class, issue age, Policy Year and applicable flat or temporary extra mortality charges, if any. Net single premium factors may also be affected by a Rider.

In general, the Cash Value Accumulation Test allows the Owner to maximize his or her Policy Value during the earlier Policy Years because more Premiums may be paid into the Policy under that test than under the Guideline Premium Test. The Guideline Premium Test allows the Owner to obtain a specified amount of insurance coverage at the most economic cost because the Owner can maintain a higher Policy Value in relation to the death benefit options and, thereby, reduce the Net Amount at Risk under the Policy.

CHANGING DEATH BENEFIT OPTIONS

After the first Policy Year, subject to certain restrictions, you may change death benefit options with no additional charge while the Policy is in force. Changing the death benefit option may affect the Net Amount at Risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. This may occur, for example, if you seek to change the death benefit option of an outstanding Policy that qualifies as life insurance under the Guideline Premium Test and the change in death benefit option results in a lower maximum Premium limit. In that event, we will not permit the change in death benefit option unless the Owner withdraws the requisite amount to stay within the applicable limits. We also will not permit any change that would make your Policy a MEC under the Code without specific instructions to that effect, provided to us in an Acceptable Notice. A change of death benefit option may have tax consequences. You should consult a tax adviser before changing death benefit options.

You can change your death benefit option starting from your first Policy anniversary while your Policy is in force. Here’s how it works:

•	You must send us an Acceptable Request to make such a change.

•

The change will become effective either on the date we approve it, if that date is a Monthly Charge date, or on the first Monthly Charge date that follows the date we approve the change. We’ll make the change before we deduct the Monthly Charge.

•	We won’t allow a change if the Monthly Charges are being waived under a Waiver of Monthly Charges Rider.

•	We will not allow any change in death benefit option that prevents the Policy from qualifying as life insurance under federal tax law.

•	We may restrict any changes from or to Option C.

•	If a change in death benefit option would cause your Policy to be classified as a MEC, we will not process the change until you tell us to in a form satisfactory to us.

•	We’ll send you a Policy endorsement after we make the change.

If you change from Option A to Option B or Option C:

Here’s what you need to know about changing from Option A to Option B or Option C:

•	The Insured (on a single life Policy) or both Insureds (on a last survivor Policy) must be alive.

•	We may require evidence of insurability.

Before the change, the Face Amount of the Policy can’t be less than the minimum death benefit.

•	After the change, the Face Amount can’t be less than the minimum Face Amount shown in Section 1 of the Policy.

•	We’ll decrease the Face Amount by the Policy Value, if to Option B, or accumulated Premiums paid, if to Option C, so that your death benefit is approximately the same on the date of the change.

•

We’ll decrease the Face Amount on the effective date of the change. To do this, we’ll first reduce any increases in the Face Amount you’ve asked us for, starting with the most recent requested increase. Then, we’ll reduce the initial Face Amount.

If you change from Option B or Option C to Option A:

Here’s what you need to know about changing from Option B or Option C to Option A:

•	The Insured (on a single life Policy) or both Insureds (on a last survivor Policy) must be alive and you must give us satisfactory evidence of insurability.

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•	We’ll increase the Face Amount by the Policy Value, if from Option B, or accumulated Premiums paid, if from Option C, so that your death benefit is approximately the same on the date of the change.

•

We’ll increase the Face Amount on the effective date of the change. The underwriting class for the increase will be the same as it is for the most recent increase you requested. If you haven’t requested an increase, then it will be the same as it is for the Initial Face Amount.

If you change from Option B to Option C or Option C to Option B:

Here’s what you need to know about changing from Option B to Option C or Option C to Option B:

•	The Insured (on a single life Policy) or both Insureds (on a last survivor Policy) must be alive and you must give us satisfactory evidence of insurability.

•

We’ll adjust the Face Amount by the difference in Policy Value and accumulated Premiums paid so that your death benefit is approximately the same on the date of the change. A change from Option B to Option C will adjust the Face Amount by accumulated Premiums paid less Policy Value. A change from Option C to Option B will adjust the Face Amount by Policy Value less accumulated Premiums paid.

•

We’ll adjust the Face Amount on the effective date of the change. The underwriting class for any increase will be the same as it is for the most recent increase you requested. If you haven’t requested an increase, then it will be the same as it is for the Initial Face Amount. Any decrease in the Face Amount will also be on the effective date of the change. To do this, we’ll first reduce any increases in the Face Amount you’ve requested, starting with the most recent. Then, we’ll reduce the Initial Face Amount.

PAYMENT OF DEATH BENEFIT

Death Benefit Proceeds. Death Benefit Proceeds will ordinarily be paid to the Beneficiary within 7 days after we receive satisfactory proof of the death of the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy and all other requirements are satisfied, including receipt by us at our Administrative Office of all required documents. We determine the amount of a payment from the Separate Account as of the date of death. If you don’t choose a payment method, your Beneficiary can choose one when he or she files a claim after the death of the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy. If Death Benefit Proceeds are paid in a single sum, we pay interest on this sum as required by law.

Payment Methods. You can choose for your beneficiaries to receive the death benefit proceeds in a lump sum or in monthly payments. If you don’t choose a payment method, your beneficiary can choose one when he or she makes a claim.

There are several ways of receiving proceeds under the death benefit and Surrender provisions of the Policy other than in a lump sum. None of these options vary with the investment performance of an Investment Account. More detailed information concerning these payment methods is available upon request from our Administrative Office.

ACCELERATED DEATH BENEFIT

In some states, prior to the Final Policy Date and while the Policy is in force, you may elect to receive a one-time lump sum accelerated death benefit when the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy suffers from a terminal illness. A terminal illness means a state of health in which an Insured’s life expectancy is twelve (12) months or less. We will require you to submit acceptable proof to us of the Insured’s (on a single life Policy) or the Last Surviving Insured’s (on last survivor Policy) terminal illness before we approve your application for the accelerated death benefit. Please note that if both Insureds on a last survivor Policy are alive and one Insured has a terminal illness, You can not elect to accelerate the death benefit.

Subject to state variations, you may elect to accelerate all or only a portion of the death benefit. However, you may not elect to accelerate an amount that is less than 25% of the Policy death benefit or $50,000, whichever is less.

The accelerated death benefit will generally equal the requested available proceeds and reduced by:

•	one year of interest equal to the yield on a 90-day Treasury bill on the date we approve your application;

•	an administrative expense charge not to exceed $200;

•	any amounts due within the Policy’s Grace Period that are unpaid on the date we approve your application for an accelerated death benefit; and

•

any Outstanding Loan Amounts existing on the date we approve your application for an accelerated death benefit multiplied by the ratio of the available accelerated proceeds to the available proceeds before the acceleration.

The accelerated death benefit will vary from state to state and may not be available in all states.

If the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy is diagnosed with a terminal illness, you are not obligated to exercise this option as this is an optional benefit. We would not approve your application if we know that you are applying to get the death benefit to satisfy any judgments against you, to satisfy the claims of any creditor, or to apply for, receive or maintain any government sponsored benefit or entitlement or any other form of public assistance.

If we approve your application for partial acceleration of the Policy death benefit, the unaccelerated portion of the Policy’s death benefit will remain in effect. After the payment of an accelerated death benefit, the Policy’s Face Amount, Policy Value and any Outstanding Loan Amounts will be reduced by the ratio of the accelerated death benefit to the available proceeds before the acceleration. The acceleration of all the Policy’s death benefit will result in the termination of the Policy.

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Once approved, there is no restriction on the use of an accelerated death benefit payment.

Receipt of an accelerated death benefit payment may affect eligibility for Medicaid and other government assistance programs. Payments received under the accelerated death benefit will be excludable from the gross income of the recipient if applicable tax law requirements are met. You should consult a tax adviser before requesting an accelerated death benefit.

Your right to receive payment under this option is subject to a number of conditions stated in your Policy. You should consult your Policy for the effects of an accelerated death benefit on incontestability and suicide.

EXTENDED MATURITY BENEFIT

With the Extended Maturity Benefit, the Policy will remain in force for the life of the Insured on a single life Policy or the lives of both Insureds on a last survivor Policy. When the Insured on a single life Policy or the younger Insured on a last survivor Policy reaches age 121, the Cash Surrender Value of the Policy will be the death benefit and the death benefit is reduced to the Policy Value. Charges will no longer be deducted from the Policy. Any loans present on the Policy at age 100 (age 121 for Policies issued on or after January 1, 2009) will remain on the Policy and continue to be charged interest. No additional Premium payments will be allowed, but payments towards the loan balance or interest will be allowed.

There is no charge for this benefit.

The tax consequences associated with keeping a Policy in force after the Insured on a single life Policy or the younger Insured on a last survivor Policy reaches Attained Age 100 are unclear. A tax adviser should be consulted about such consequences.

CHANGING THE FACE AMOUNT

You select the Face Amount when you apply for the Policy. After the first Policy Year and while the Policy is in force, you may change the Face Amount subject to the conditions described below. We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. Changing the Face Amount may have tax consequences. You should consult a tax adviser before doing so.

Increasing the Face Amount

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You may increase the Face Amount by submitting an application and providing evidence of insurability for the Insured on a single life Policy or for both Insureds on a last survivor Policy satisfactory to us at our Administrative Office.

•	The minimum increase is $50,000.

•	On the effective date of an increase, and taking the increase into account, the Cash Surrender Value must be greater than or equal to the Monthly Charges then due.

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An increase will be effective on the Monthly Charge Date on or next following the date we approve the change, provided that the Insured on a single life Policy or both Insureds on a last survivor Policy are alive on that date.

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For Policies issued on a single life basis only, we will not permit an increase in Face Amount if Monthly Charges are then being waived under any Waiver of Monthly Charges Rider attached to the Policy.

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You may not increase the Face Amount on or after the Insured’s (on a single life Policy) or either Insured’s (on a last survivor Policy) Attained Age 91. The Insured on a single life Policy or both Insureds on a last survivor Policy must be alive on the date we receive your request in order to increase the Face Amount. If the Insured’s (on a single life Policy) or either Insured’s (on a last survivor Policy) Attained Age is 76 or older, there are additional signature requirements.

•	The total Net Amount at Risk will be affected, which will increase the monthly cost of insurance charges.

•	Each increase in Face Amount will have its own Underwriting Class and cost of insurance rates.

•	We reserve the right to limit increases in the Face Amount to one increase in any 12-month period.

Decreasing the Face Amount

•	You must submit an Acceptable Request to decrease the Face Amount, but you may not decrease the Face Amount below the minimum Face Amount.

•	Decreasing the Face Amount will decrease the Death Benefit Proceeds. See “Death Benefit.”

•	The Insured (or, in a last survivor Policy, at least one Insured) must be alive on the date we receive your request in order to decrease the Face Amount.

•	The minimum decrease is $25,000.

•	Any decrease will be effective on the Monthly Charge Date on or next following the date we approve your request.

•	To apply the decrease, we will first reduce any increases in the Face Amount you’ve asked for, starting with the most recent. Then we will reduce the Initial Face Amount.

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A decrease in Face Amount generally will decrease the Net Account at Risk, which will decrease the cost of insurance charges. For purposes of determining the cost of insurance charge, any decrease will first be used to reduce the most recent increase, then the next most recent increases in succession, and then the Initial Face Amount.

•	If a decrease in Face Amount would cause your Policy to be classified as a MEC, we will not process the decrease until you complete an Acceptable Notice with specific instructions to that effect.

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SURRENDERS AND PARTIAL WITHDRAWALS

SURRENDERS

You may request to Surrender your Policy for its Cash Surrender Value as calculated at the end of the Business Day when we receive your Acceptable Request, subject to the following conditions:

•	An Insured must be alive and the Policy must be in force when you make your request. We may require that you return the Policy.

•	The Surrender will take effect and the Policy will terminate on the Business Day we receive your Acceptable Request.

•	Once you Surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.

•	We will pay the Cash Surrender Value to you in a lump sum after we receive your Acceptable Request unless you request other arrangements.

A Surrender may have tax consequences. You should consult a tax adviser before Surrendering the Policy. See “Federal Tax Considerations.”

PARTIAL WITHDRAWALS

After the first Policy Year, you may make an Acceptable Request to withdraw part of the Cash Surrender Value, subject to the following conditions:

•	You must request at least $1,000.

•	The maximum partial withdrawal you may take is 90% of your Cash Surrender Value.

•	An Insured must be alive and the Policy must be in force when you make your request.

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You can specify the Allocation Option from which to make the partial withdrawal. Otherwise, we will deduct the amount from the Allocation Options in proportion to the Policy Value attributable to each Allocation Option before the partial withdrawal.

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If Death Benefit Option A or Option C is in effect, we will reduce the Face Amount by the amount of the partial withdrawal. Any decrease in Face Amount due to a partial withdrawal will reduce the Initial Face Amount and any increases in Face Amount you’ve asked for in proportion to your Face Amount before the partial withdrawal. If a partial withdrawal would cause the Face Amount to be less than the minimum Face Amount, you may either reduce the amount of the partial withdrawal or Surrender the Policy for its Cash Surrender Value. A partial cash withdrawal will not reduce the Face Amount if Death Benefit Option B is in effect.

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We process partial withdrawals based on Unit values determined at the end of the Business Day when we receive your partial withdrawal request. We will process any partial withdrawal request we receive after the end of a Business Day based on the Unit value determined at the end of the next Business Day.

•	We will pay a partial withdrawal request within 7 days after the Business Day when we received the request.

•	A partial withdrawal can affect the Face Amount, death benefit, and Net Amount at Risk (which is used to calculate the cost of insurance charge).

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If a partial withdrawal could cause the Policy to fail to qualify as life insurance under the Code, you should either reduce the amount of the withdrawal or Surrender the Policy to avoid adverse consequences.

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If a partial withdrawal would cause your Policy to be classified as a MEC under the Code, we will not process the partial withdrawal until you complete an Acceptable Notice with specific instructions to that effect.

•	There is a withdrawal charge of $20.

•	No partial withdrawals may be taken or repaid after a Policy becomes Overloaned. See the section entitled “Riders and Endorsements.”

Partial withdrawals may have tax consequences. You should consult a tax adviser before making a partial withdrawal under the Policy. See “Federal Tax Considerations.”

TRANSFERS

You may make transfers between and among the Allocation Options. We determine the amount you have available for transfers at the end of the Business Day when we receive your Acceptable Request. The following features apply to transfers under the Policy:

•	You must transfer at least $250, or the total value in the Allocation Option you are transferring from, if less.

•	The total amount of transfers in any Policy Year from the Fixed Account are limited as follows:

•	Any transfer from the Fixed Account may be delayed up to six months.

•	Total transfers from the Fixed Account during any Policy year cannot exceed the greater of:

•	25% of the current balance in the Fixed Account or

•	the amount transferred from the Fixed Account in the immediately preceding Policy Year.

It may take a number of years to transfer substantial value from the Fixed Account to the Investment Accounts.

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We currently do not charge any fees on transfers. However, we reserve the right to deduct a $25 charge for the 13th and each additional transfer during a Policy Year. We will deduct any transfer charge from the balance of the Allocation Option to which the amount is transferred. Transfers due to dollar cost averaging, automatic account rebalancing, loans, changes in an Investment Account’s investment policy, or the initial reallocation from the Money Market Account do not count as transfers for the purpose of assessing the transfer charge.

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We consider each request to be a single transfer, regardless of the number of Allocation Options involved. If the transfer targets more than one Allocation Option, we’ll deduct any transfer charge from all the target Allocation Options in proportion to the amount transferred into each Allocation Option.

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We process transfers based on Unit values determined at the end of the Business Day when we receive your transfer request. We will process any transfer request we receive after the end of a Business Day based on the Unit value determined at the end of the next Business Day.

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If you don’t have enough Policy Value in an Investment Account to cover a transfer, we’ll transfer the remaining amount in that Allocation Option into the Allocation Option you are transferring to. If you are transferring to more than one Allocation Option, we will transfer the remaining amount into the Allocation Options you are transferring to in proportion to your transfer instructions.

TRANSFER POLICIES ON MARKET TIMING AND FREQUENT TRADING

There are Owners who may try to profit from transferring money back and forth among Allocation Options in an effort to “time” the market. As money is shifted in and out of these Allocation Options, we incur transaction costs, and the underlying Portfolios incur expenses for buying and selling securities. These costs are borne by all Owners. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. The risk of pricing inefficiencies can be particularly acute for Portfolios invested primarily in foreign securities, such as the TIAA-CREF Life International Equity Fund because of the time zone differences in the operation of the markets.

We have adopted policies and procedures to discourage market timing activity and control certain transfer activity. We have the right to modify our policies and procedures at any time without advance notice. Under these policies and procedures, if, within a 60-day calendar day period, an Owner redeems or exchanges any monies out of an Allocation Option that holds shares of a Portfolio (other than an Allocation Option that invests in the TIAA-CREF Life Money Market Fund and transfers made pursuant to the dollar cost averaging and automatic account rebalancing programs), subsequently purchases or exchanges any monies back into that same Allocation Option holding shares of the Portfolio and then redeems or exchanges any monies out of the same Allocation Option, the Owner will not be permitted to make electronic transfers (i.e., transfers over the Internet, by telephone or fax) back into that same Allocation Option holding shares of the Portfolio through a purchase or exchange for 90 calendar days.

To the extent permitted by applicable law, we may reject, limit, defer or impose other conditions on transfers into or out of an Allocation Option in order to curb frequent transfer activity to the extent that comparable limitations are imposed on the purchase, redemption or exchange of shares of any of the Portfolios under the separate account.

If we regard the transfer activity as disruptive to an underlying Portfolio’s efficient portfolio management, based on the timing or amount of the investment or because of a history of excessive trading by the investor, we may limit an Owner’s ability to make transfers by telephone, fax or over the Internet. We also may stop doing business with financial advisors who engage in excessive transfer activity on behalf of their clients. Because we have discretion in applying these policies, it is possible that similar activity could be handled differently with the result that some market timing activity may not be detected.

We seek to apply our market timing and other transfer policies uniformly to all Owners. We reserve the right to waive these policies where management believes that the waiver is in the Owners’ best interests and that imposition of the policy’s restrictions is not necessary to protect Owners from the effects of short-term trading. Except as stated above, no exceptions are made with respect to the policies. The Policy is not appropriate for market timing. You should not invest in the Policy if you want to engage in market timing activity.

To the extent permitted by applicable law, we may not accept or we may defer transfers at any time that we are unable to purchase or redeem shares of any of the Portfolios under the separate account.

Owners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that TIAA-CREF Life or its agents will be able to identify all market timers or curtail their trading practices. If we do not identify or curtail market timers, there could be dilution in the value of account shares held by long-term Owners, increased transaction costs, and interference with the efficient portfolio management of the affected Portfolio.

The Portfolios available as Allocation Options under the Policy may have adopted their own policies and procedures with respect to market timing and excessive trading of their respective shares. The prospectuses for the Portfolios describe any such policies and procedures. The policies and procedures of a Portfolio may be different, and more or less restrictive, than our policies and procedures or the policies and procedures of other Portfolios. While we reserve the right to enforce these policies and procedures, we may not have the contractual authority or the operational capacity to apply the market timing and excessive trading policies and procedures of the Portfolios. However, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Owners who violate the market timing and excessive trading policies established by the Portfolio.

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DOLLAR COST AVERAGING

You may elect to participate in a dollar cost averaging program by providing us with Acceptable Notice. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your Premium into the Investment Accounts over a period of time by systematically and automatically transferring, on a periodic basis, specified dollar amounts from the Fixed Account or the Money Market Account to any Investment Account(s). This allows you to potentially reduce the risk of investing most of your Premium into the Investment Accounts at a time when prices are high. We do not assure the success of this strategy, and success depends on market trends. We cannot guarantee that dollar cost averaging will result in a profit or protect against loss. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase Units when their value is low as well as when it is high.

You choose whether transfers will be made on a monthly or a quarterly basis. If you don’t select a timing basis, we will make monthly transfers. Equal amounts (minimum $100) are automatically transferred from the Fixed Account or the Money Market Account to your designated “target Allocation Options” in the percentages selected. Limits on transfers out of the fixed account described in Transferring among investment options apply to transfers that are part of a dollar cost averaging program. You may have multiple target Allocation Options. If you do not select an Allocation Option from which automatic transfers are to occur, we will use the Money Market Account.

In most states, the first transfer will take place on the first Monthly Charge Date after our receipt of an Acceptable Request. In states that require us to refund payments made during the Right to Cancel Period, the first transfer will be made on the first Monthly Charge Date after the later of the end of the Right to Cancel Period, or our receipt of an Acceptable Request to start the program. When the Monthly Charge Date falls on a day that is not a Business Day, we will allocate Policy Value among the Investment Accounts using Unit values as of the preceding Business Day.

We reserve the right to allow you to start only one dollar cost averaging program in any Policy Year or successive 12 month period. If an automatic account rebalancing program is in effect, a dollar cost averaging program cannot be initiated.

Dollar cost averaging will end if we receive an Acceptable Request to cancel the participation, the value of the Fixed Account or the Money Market Account is insufficient to make the transfer, or the specified number of transfers has been completed. We reserve the right to terminate the dollar cost averaging program. We will give you at least 30 days advanced written notice if we discontinue the program.

AUTOMATIC ACCOUNT REBALANCING PROGRAM

You may elect to participate in an automatic account rebalancing program by providing us with Acceptable Notice. Automatic account rebalancing will allow you to maintain your specified allocation mix among the Allocation Options. You direct us to readjust your allocations on a monthly, quarterly, semiannual or annual basis. Limits on transfers out of the fixed account described in Transferring among investment options apply to transfers that are part of an automatic account rebalancing program.

Under current administrative practices we allow you to start only one automatic account rebalancing program in any Policy Year or successive 12-month period. If a dollar cost averaging program is in effect, an automatic account rebalancing program cannot be initiated. Automatic account rebalancing will end if we receive an Acceptable Request to cancel your participation. We reserve the right to terminate the automatic account rebalancing program. We will give you at least 30 days advanced written notice if we discontinue the program.

Automatic account rebalancing will end if we receive an Acceptable Request to cancel your participation.

LOANS

While the Policy is in force, you may submit an Acceptable Request to borrow money from us using the Policy as the only collateral for the loan. You may increase your risk of Lapse if you take a loan. Once you have a loan outstanding, you may submit additional Acceptable Requests to increase the amount of the loan up to the maximum percentage set forth below. A loan that is taken from, or secured by, a Policy may have tax consequences. You should consult a tax adviser before taking a loan under the Policy or secured by the Policy. See “Federal Tax Considerations.”

LOAN CONDITIONS:

•	The minimum loan you may take is $1,000.

•	The maximum loan you may take, including any existing indebtedness, is 100% of the Policy Value.

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The loan or any subsequent increase to a loan will be effective (i.e., amounts are transferred to the Loan Account and the loan begins to accrue interest) as of the end of the Business Day we receive your request.

•	Loans may not be taken in the Right to Cancel Period.

•	An Insured must be alive.

To secure the loan, we transfer an amount equal to the loan to the Loan Account as collateral. You may request that we transfer this amount from specific Allocation Options. If you do not specify any particular Allocation Option, we will transfer the loan amount on a pro rata basis from all of your Allocation Options. Such amount will remain in the Loan Account until you repay the Policy loan.

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We charge you interest on your loan (“charged interest rate”) in arrears at a current annual interest rate of 5.00%. Charged interest is due and payable on the earlier of the Policy Anniversary or when the Cash Surrender Value is insufficient to pay the Monthly Charge. At that time, any unpaid interest becomes part of the outstanding loan and accrues interest at the then-current rate. On each Policy Anniversary, we will also transfer on a pro rata basis an amount equal to the unpaid interest to the Loan Account so that the Loan Account will be equal to the Outstanding Loan Amount as of the date on which charged interest is due and payable.

For Policy loans outstanding in Policy Years 1-10, we credit interest on amounts in the Loan Account (“earned interest rate”) at an annual interest rate of 4.35%. If a Policy loan is outstanding in Policy Years 11 and thereafter, we will credit interest in the Loan Account at a current annual interest rate of 4.80%. Due to the reduced loan interest spread after Policy Year 10, the tax consequences associated with loans outstanding after that point on a Policy that is not a modified endowment contract are unclear and you should consult a tax adviser about the consequences.

We transfer earned and charged loan interest to or from the Allocation Options (per your instructions or pro rata to or from each of your Allocation Options) and recalculate collateral: (a) when loan interest is paid; (b) when a new loan is made; (c) when a loan repayment is made; (d) on each Policy Anniversary; and (e) when the Cash Surrender Value is insufficient to pay the Monthly Charge. A transfer to or from the Loan Account will be made to reflect any recalculation of collateral.

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You may repay all or part of your Outstanding Loan Amounts at any time while an Insured is alive and the Policy is in force. The minimum Policy loan repayment is $100, or the total Outstanding Loan Amount, if less. Upon each loan repayment, we will transfer from the Loan Account an amount equal to your loan repayment. We will allocate such amount to the Allocation Options in accordance with your instructions, as contained in an Acceptable Notice. If we do not receive specific instructions with respect to a loan repayment, we will allocate such amount in accordance with your current Premium allocation instructions.

•	While your loan is outstanding, we will credit all payments you send to us as Premium payments unless you provide Acceptable Notice for the payments to be applied as loan repayments.

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We deduct any Outstanding Loan Amounts from the Policy Value upon Surrender, and from the Death Benefit Proceeds payable on the death of the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy.

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If your Outstanding Loan Amounts cause the Cash Surrender Value on a Monthly Charge Date to be less than the Monthly Charge due, your Policy will enter a Grace Period, unless your Policy has an Overloan Protection Endorsement in effect and the Outstanding Loan Amounts are less than the Rider’s overloan limit that may vary by attained age, gender, and underwriting class. See “Policy Lapse and Reinstatement” and “Riders and Endorsements—Overloan Protection Endorsement.”

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We normally pay the amount of the loan within 7 days after we receive an Acceptable Request for a loan. We may postpone payment of loans under certain circumstances, such as when the New York Stock. Exchange is uncustomarily closed or restricted for trading or the SEC determines that an emergency exists that affects our ability to value or dispose of a Portfolio’s shares. Please see the section entitled “Delays in Payments” for more information on such deferrals.

•	No loans may be taken or repaid after a Policy becomes Overloaned. See the section entitled “Riders and Endorsements.”

Effect of Policy Loans. A loan, whether or not repaid, affects the Policy, the Policy Value, the Cash Surrender Value and the death benefit. The Death Benefit Proceeds and Cash Surrender Value include reductions for the amount of any Outstanding Loan Amounts. As long as a loan is outstanding, we hold an amount as collateral for the loan in the Loan Account. This amount is not affected by the investment performance of the Investment Accounts and may not be credited with the interest rates accruing on the Fixed Account. Amounts transferred from the Investment Accounts to the Loan Account will affect the Policy Value, even if the loan is repaid, because we credit these amounts with an interest rate we declare rather than with a rate of return that reflects the investment performance of the Investment Accounts. Accordingly, the effect of a loan could be favorable or unfavorable, depending on whether the investment performance of the Investment Accounts and the interest credited to the Fixed Account are less than or greater than the interest being credited on the Loan Account while the loan is outstanding. The longer a loan is outstanding, the greater the effect of a Policy loan is likely to be.

There are risks involved in taking a loan, including the potential for a Policy to Lapse if projected earnings, taking into account outstanding loans, are not achieved. In addition, if a loan is taken from a Policy that is part of a plan subject to the rules of fiduciary responsibility of Part 4 of Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended (“Code”), by a person that is a “party-in-interest” or “disqualified person” with respect to the plan as defined in ERISA or Section 4975 of the Code, respectively, the loan may be treated as a “prohibited transaction” subject to certain penalties and excise taxes unless it complies with the requirements of a statutory or administrative exemption. The Owner of such a Policy should seek competent advice before requesting a Policy loan. The lapse of a Policy with loans outstanding may have tax consequences. See “Federal Tax Considerations.”

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INTERNET AND TELEPHONE REQUESTS

You can use the TIAA-CREF Web Center’s account access feature to check your Allocation Option value and current allocation percentages, and make transfers. You will be led through the transaction process, and will use reasonable procedures to confirm that instructions given are genuine. All transactions made through the Web Center are electronically recorded. To use the Web Center’s account access feature, access the TIAA-CREF Internet home page at www.tiaa-cref.org.

To speak with a customer service representative and make requests related to your Policy or to obtain more information, you can call the Administrative Office at 877-694-0305.

Computer systems may not always be available. Any computer system, whether it is yours, your service provider’s, your registered representative’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Administrative Office.

We may not be able to verify that you are the person providing instructions through the Web Center, or that you have authorized any such person to act for you.

We can suspend or terminate your ability to transact by telephone, fax, or over the Internet at any time for any reason.

POLICY LAPSE AND REINSTATEMENT

LAPSE

Your Policy will enter a Grace Period and possibly Lapse when the Cash Surrender Value is not enough to pay the Monthly Charge. If your Policy Lapses, all coverage under the Policy will terminate and you will receive no benefits.

Your Policy will not Lapse if you make a payment before the end of the Grace Period that is sufficient to cover any unpaid monthly charges, any excess of loan interest charged over loan account interest credited, and three current Monthly Charge deductions.

If your Policy enters a Grace Period, we will notify you by mail regarding the necessary payment amount and final payment date to prevent Lapse. If the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy dies during the Grace Period, we will pay the Death Benefit Proceeds.

REINSTATEMENT

Unless you have Surrendered your Policy, you may reinstate a Lapsed Policy at any time while the Insured on a single life Policy or one of the Insureds on a last survivor Policy is alive and within 3 years (5 years in Missouri and North Carolina) after the end of the Grace Period (and prior to the Final Policy Date) by submitting all of the following items to us at our Administrative Office:

•	An Acceptable Notice requesting reinstatement;

•	Evidence of insurability we deem satisfactory;

•	Payment or reinstatement of any Outstanding Loan Amounts as of the date of Lapse; and

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Payment of an amount that is sufficient to make your Cash Surrender Value positive, with any unpaid Monthly Charges on the date of Lapse accruing interest, in most states, at an annual effective rate of 6% from the date of Lapse to the date of reinstatement, plus payment of an amount equal to three current Monthly Charge deductions.

For Policies issued on a last survivor basis, if only one person insured by the Policy is living, you can’t reinstate the Policy if the other person died while the Policy wasn’t in force.

The effective date of reinstatement is the later of the date the application for reinstatement is approved by us or the date we receive the required payment for reinstatement. The reinstated Policy will have the same Policy Date as it had prior to the Lapse. The Policy Value on the date of reinstatement will increase by the amounts paid at reinstatement less any Outstanding Loan Amount repayment, any unpaid Monthly Charges with interest, and any Premium Tax Charge.

THE COMPANY AND THE FIXED ACCOUNT

TIAA-CREF LIFE INSURANCE COMPANY

The Policies are issued by TIAA-CREF Life Insurance Company, a stock life insurance company organized under the laws of the State of New York on November 20, 1996. All of the stock of TIAA-CREF Life is held by Teachers Insurance and Annuity Association of America (TIAA). TIAA-CREF Life’s headquarters are at 730 Third Avenue, New York, New York 10017-3206. TIAA-CREF Life is solely responsible for its contractual obligations.

TIAA is a stock life insurance company, organized under the laws of the State of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund (CREF), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in the State of New York in 1952. Together, TIAA and CREF, serving approximately 4.8 million people and approximately 17,000 institutions as of December 31, 2013, form the principal retirement system for the nation’s education and research communities and form one of the largest retirement systems in the U.S., based on assets under management. CREF does not stand behind TIAA’s guarantees and TIAA does not guarantee CREF products.

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THE FIXED ACCOUNT

The Fixed Account is part of our general account. We own the assets in the General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate Investment Accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Fixed Account’s assets. We bear the full investment risk for all amounts allocated or transferred to the Fixed Account. We guarantee that the amounts allocated to the Fixed Account will be credited interest daily at a net effective annual interest rate of at least 3%. The principal less charges and deductions is also guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

The Fixed Account value will not share in the investment performance of our General Account. We anticipate changing the current interest rate from time to time at our sole discretion. You assume the risk that interest credited to amounts in the Fixed Account may not exceed the minimum 3% guaranteed rate. Any amounts in the Fixed Account are subject to our financial strength and claims-paying ability.

We have not registered the Fixed Account with the SEC, and the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account.

THE SEPARATE ACCOUNT AND THE PORTFOLIOS

THE SEPARATE ACCOUNT

The Separate Account is established under New York law. We own the assets in the Separate Account, and we are obligated to pay all benefits under the Policies. We may use the Separate Account to support other variable life insurance policies we issue. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and qualifies as a “separate account” within the meaning of the federal securities laws. This registration does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC.

We have divided the Separate Account into Investment Accounts, each of which invests in shares of one Portfolio. The Investment Accounts buy and sell Portfolio shares at net asset value. Any dividends and distributions from a Portfolio are reinvested at net asset value in shares of that Portfolio.

The Separate Account is used to provide values and benefits for the Policy and other similar policies. The assets in the Separate Account are kept separate from our General Account and our other separate accounts. Assets equal to the reserves and contract liabilities of the Separate Account will not be charged with liabilities that arise from any other business we may conduct. We may transfer assets, in excess of the reserves and contract liabilities of the Separate Account, to our General Account. All income, gains and losses, whether or not realized, of an Investment Account will be credited to or charged against that Investment Account without regard to our other income, gains or losses. The valuation of all assets in the Separate Account will be determined in accordance with all applicable laws and regulations. The Separate Account may include other Investment Accounts that are not available under the Policies and are not discussed in this prospectus.

THE PORTFOLIOS

The Separate Account invests in shares of certain Portfolios through various Investment Accounts. The Portfolios are open-end management investment companies registered with the SEC”) under the 1940 Act. This registration does not involve supervision of the management or investment practices or policies of the Portfolios by the SEC.

Certain Portfolios invest substantially all of their assets in other funds (“funds of funds”). As a result, you will pay fees and expenses at both fund levels, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities.

Before investing, carefully read the Portfolios’ prospectuses. The Portfolios’ prospectuses contain more information on each Portfolio’s investment objectives, strategies, limitations, risks, expenses and investment managers. In addition, the Portfolios’ prospectuses may detail additional fees, limitations or restrictions that may be imposed on the Investment Accounts and that we, in turn, may enforce against a Policy. The prospectus for each Portfolio is available by contacting us and on our website, www.tiaa-cref.org. In addition, if you receive a summary prospectus for a Portfolio, you may obtain a full statutory prospectus by referring to the contact information for the Portfolio company on the cover page of the summary prospectus.

Payments from Portfolios

We (and our affiliates) may receive payments, which may be significant, from some or all of the Portfolios, their investment managers, distributors or affiliates thereof. These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Policy and, in our role as an intermediary, the Portfolios. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the management fee deducted from Portfolio assets. Policy owners, through their indirect investment in the Portfolios, bear the costs of these management fees (see the Portfolios’ prospectuses for more information). The amount of the payments we receive may be based upon a percentage of the Portfolio’s assets owned by the Investment Accounts. These percentages differ from Portfolio to Portfolio and currently range up to 0.25% of the average daily assets of certain Portfolios that are attributable to the Policies.

Certain service providers to the Portfolios may make payments to reimburse the Company, Individual and Institutional Services, LLC (“TC Services”) and/or their affiliates for the costs of printing and distributing to Owners shareholder reports and other materials relating to the Portfolios.

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	25

Some of the Portfolios have adopted distribution plans pursuant to Rule 12b-1 of the 1940 Act. (See “Annual Portfolio Operating Expenses”.) Under these plans, we or our affiliates may receive some or all of a Portfolio’s 12b-1 fees. These fees currently range up to 0.25% of the average daily assets of certain Portfolios that are attributable to the Policies. These payments are deducted from the assets of the Portfolios; therefore, they decrease the Portfolios’ investment return.

Selection of Portfolios

We select the Portfolios based on several criteria, including asset class coverage, the strength of the investment manager’s (or sub-adviser’s) reputation and record, investment performance and ability to make payments to us as described above. We may, subject to any applicable law, make certain changes to the Investment Accounts offered in your contract. We may offer new Investment Accounts or stop offering existing Investment Accounts. New Investment Accounts may be made available to existing contract owners and Investment Accounts may be closed to new or subsequent Premium Payments, transfers or allocations. In addition, we may also liquidate the shares of any Investment Account, substitute the shares of one Portfolio held by an Investment Account for another and/or merge Investment Accounts or cooperate in a merger of Portfolios. To the extent required by the Investment Company Act of 1940, we may be required to obtain SEC approval or your approval. The Portfolios may also undergo changes, such as changes in investment policies, or reorganizations or liquidations, in which case the Portfolios you choose may have different characteristics or your Policy Value could end up allocated to a different Portfolio. You will be notified about this type of change.

We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You are responsible for choosing your Investment Accounts and your allocations so that they are appropriate for your specific circumstances, including your goals, financial situation and risk tolerance. You should monitor and periodically review your Investment Account selections and allocations to determine if they are still appropriate.

Portfolio Investment Managers and Investment Objectives

The following table summarizes each Portfolio’s investment objective(s). There is no assurance that any of the Portfolios will achieve its stated objective(s). You can find more detailed information about the Portfolios, including a description of risks and expenses, in the Portfolio prospectuses. You should read these prospectuses carefully.

Portfolio	Investment Manager	Investment Objective
TIAA-CREF Life Balanced Fund	Teachers Advisors, Inc.	Seeks a favorable long-term total return, consisting of capital appreciation and current income.
TIAA-CREF Life Bond Fund	Teachers Advisors, Inc.	Seeks as favorable a long-term return through income as is consistent with preserving capital, primarily from investment grade fixed-income securities.
TIAA-CREF Life Growth Equity Fund	Teachers Advisors, Inc.	Seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.
TIAA-CREF Life Growth & Income Fund	Teachers Advisors, Inc.	Seeks a favorable long-term total return through both capital appreciation and investment income primarily from income-producing equity securities.
TIAA-CREF Life International Equity Fund	Teachers Advisors, Inc.	Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.
TIAA-CREF Life Large-Cap Value Fund	Teachers Advisors, Inc.	Seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities of large domestic companies.
TIAA-CREF Life Money Market Fund [1]	Teachers Advisors, Inc.	Seeks high current income consistent with maintaining liquidity and preserving capital.
TIAA-CREF Life Real Estate Securities Fund	Teachers Advisors, Inc.	Seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity securities of companies principally engaged in or related to the real estate industry.
TIAA-CREF Life Small-Cap Equity Fund	Teachers Advisors, Inc.	Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

26	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

Portfolio	Investment Manager	Investment Objective
TIAA-CREF Life Social Choice Equity Fund	Teachers Advisors, Inc.	Seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.
TIAA-CREF Life Stock Index Fund	Teachers Advisors, Inc.	Seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets.
Calamos Growth and Income Portfolio	Calamos Advisors LLC	Seeks high long-term total return through growth and current income.
Credit Suisse Trust—Commodity Return Strategy Portfolio	Credit Suisse Asset Management LLC	Seeks total return
Delaware VIP Diversified Income Series—Standard Class	Delaware Management Company	Seeks maximum long-term total return consistent with reasonable risk.
Delaware VIP International Value Equity Series—Standard Class	Delaware Management Company	Seeks long-term growth without undue risk to principal.
Delaware VIP Small Cap Value Series—Standard Class	Delaware Management Company	Seeks capital appreciation.
DFA VA Global Bond Portfolio	Dimensional Fund Advisors LP	Seeks to provide a market rate of return for a fixed income portfolio with low relative volatility of returns.
DFA VA Global Moderate Allocation Portfolio	Dimensional Fund Advisors LP	Seeks total return consisting of capital appreciation and current income.
DFA VA International Small Portfolio	Dimensional Fund Advisors LP	Seeks long-term capital appreciation.
DFA VA International Value Portfolio	Dimensional Fund Advisors LP	Seeks long-term capital appreciation.
DFA VA Short-Term Fixed Portfolio	Dimensional Fund Advisors LP	Seeks a stable real return in excess of the rate of inflation with a minimum of risk.
DFA VA US Large Value Portfolio	Dimensional Fund Advisors LP	Seeks long-term capital appreciation.
DFA VA US Targeted Value Portfolio	Dimensional Fund Advisors LP	Seeks long-term capital appreciation.
Franklin Income VIP Fund—Class 1	Franklin Advisers, Inc. Templeton Investment Counsel, LLC (sub-advisor)	Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in both equity and debt securities.
Franklin Small-Mid Cap Growth VIP Fund—Class 1	Franklin Advisers, Inc.	Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization and mid-capitalization companies.
Franklin Mutual Shares VIP Fund—Class 1	Franklin Mutual Advisers, LLC	Seeks capital appreciation with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.
Templeton Developing Markets VIP Fund—Class 1	Templeton Asset Management Ltd.	Seeks long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in emerging markets investments.
VY Clarion Global Real Estate Portfolio—Class I	Voya Investments, LLC, ING Clarion Real Estate Securities (sub-advisor)	Seeks high total return consisting of capital appreciation and current income.
Janus Aspen Forty Portfolio—Institutional Shares	Janus Capital Management LLC	Seeks long-term growth of capital.
Janus Aspen Overseas Portfolio—Institutional Shares	Janus Capital Management LLC	Seeks long term growth of capital.
Janus Aspen Perkins Mid Cap Value Portfolio—Institutional Shares	Janus Capital Management LLC Perkins Investment Management LLC (sub-adviser)	Seeks capital appreciation.
Prudential Series Fund—Jennison 20/20 Focus Portfolio—Class II	Prudential Investments, LLC Jennison Associates LLC (sub-adviser)	Seeks long-term growth of capital.

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	27

Portfolio	Investment Manager	Investment Objective
Prudential Series Fund—Natural Resources Portfolio—Class II	Prudential Investments, LLC Jennison Associates LLC (sub-adviser)	Seeks long-term growth of capital.
Prudential Series Fund—Value Portfolio—Class II	Prudential Investments, LLC Jennison Associates LLC (sub-adviser)	Seeks capital appreciation.
ClearBridge Variable Aggressive Growth Portfolio—Class I	Legg Mason Partners Fund Advisor, LLC ClearBridge Advisors, LLC (sub-advisor)	Seeks capital appreciation.
Western Asset Variable Global High Yield Bond Portfolio—Class I	Legg Mason Partners Fund Advisor, LLC Western Asset Management Company (sub-advisor) (Formerly Salomon Brothers Asset Management Inc.)	Seeks to maximize total return, consistent with the preservation of capital.
ClearBridge Variable Small Cap Growth Portfolio—Class I	Legg Mason Partners Fund Advisor, LLC ClearBridge Advisors, LLC (sub-advisor)	Seeks long-term growth of capital.
Matson Money U.S. Equity VI Portfolio	Matson Money, Inc.	Seeks long-term capital appreciation.
Matson Money International Equity VI Portfolio	Matson Money, Inc.	Seeks long-term capital appreciation.
Matson Money Fixed Income VI Portfolio	Matson Money, Inc.	Seeks total return, consisting of current income and capital appreciation.
MFS Growth Series—Initial Class	Massachusetts Financial Services Company	Seeks capital appreciation.
MFS Global Equity Series—Initial Class	Massachusetts Financial Services Company	Seeks capital appreciation.
MFS Investors Growth Stock Series—Initial Class	Massachusetts Financial Services Company	Seeks capital appreciation.
MFS Utilities Series—Initial Class	Massachusetts Financial Services Company	Seeks total return.
Neuberger Berman Advisers Management Trust Large Cap Value Portfolio—I Class	Neuberger Berman Management LLC Neuberger Berman LLC (sub-adviser)	Seeks growth of capital.
Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class	Neuberger Berman Management LLC Neuberger Berman LLC (sub-adviser)	Seeks growth of capital.
PIMCO VIT All Asset Portfolio—Institutional Class	Pacific Investment Management Company LLC Research Affiliates, LLC (sub-adviser)	Seeks maximum real return, consistent with preservation of real capital and prudent investment managements.
PIMCO VIT Commodity Real Return Strategy Portfolio-Institutional Class	Pacific Investment Management Company LLC	Seeks maximum real return, consistent with prudent investment management.
PIMCO VIT Emerging Markets Bond Portfolio-Institutional Class	Pacific Investment Management Company LLC	Seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class	Pacific Investment Management Company LLC	Seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT Real Return Portfolio—Institutional Class	Pacific Investment Management Company LLC	Seeks maximum real return, consistent with preservation of real capital and prudent investment management.
PVC Equity Income Account—Class 1	Principal Management Corporation Edge Asset Management, Inc. (sub-advisor)	Seeks to provide a relatively high level of current income and long-term growth of income and capital.
PVC MidCap Account—Class 1	Principal Management Corporation Principal Global Investors, LLC (sub-advisor)	Seeks long-term growth of capital.
Royce Capital Fund Micro-Cap Portfolio—Investment Class	Royce & Associates, LLC	Seeks long-term growth of capital.
Royce Capital Fund Small-Cap Portfolio—Investment Class	Royce & Associates, LLC	Seeks long-term growth of capital.
T. Rowe Price® Limited-Term Bond PortfolioT.RowePriceAssociates,Inc.(T.RowePrice)		Seeks a high level of income consistent with moderate fluctuations in principal value.
Wanger International	Columbia Wanger Asset Management, LLC	Seeks long-term capital appreciation.
Wanger Select	Columbia Wanger Asset Management, LLC	Seeks long-term capital appreciation.
Wanger USA	Columbia Wanger Asset Management, LLC	Seeks long-term capital appreciation.
[1]

There is no assurance that this Portfolio will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based insurance charges, the yield on this Investment Account may become low and possibly negative.

28	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

Note that the prospectuses for the Portfolios provide information for other portfolios that are not available through the Policies. When you consult the Portfolio prospectuses, you should be careful to refer only to the information regarding the Portfolios listed above.

The Portfolios or their managers have advised us that these Portfolios are not available for purchase directly by the general public and are not the same as other mutual fund portfolios that are sold directly to the public, which may have similar or nearly identical names. However, the investment objectives and policies of certain Portfolios available under the Policy may be very similar to the investment objectives and policies of other funds that are or may be managed by the same investment manager. Nevertheless, the investment performance of the Portfolios available under the Policy may be lower or higher than the investment performance of these other (publicly available) portfolios. There can be no assurance, and we make no representation, that the investment performance of any of the Portfolios available under the Policy will be comparable to the investment performance of any other portfolio, even if the other portfolio has the same investment manager, the same investment objectives and policies, and/or a very similar or nearly identical name.

Please read the prospectuses to obtain more complete information regarding the Portfolios. Keep this prospectus and the Portfolios’ prospectuses for future reference.

CHANGES TO THE SEPARATE ACCOUNT

Where permitted by applicable law, we reserve the right to take certain actions that we deem necessary to serve your best interests and appropriate to carry out the purposes of this Policy. When required by law, we will obtain approval by you, the SEC, and/or any appropriate regulatory authority. The actions that we may take include:

•	deregistering the Separate Account under the 1940 Act;

•	operating the Separate Account in any form permitted under the 1940 Act, or in any other form permitted by law;

•	taking any action necessary to comply with or obtain and continue any exemptions from the 1940 Act;

•	adding, combining or removing Investment Accounts in the Separate Account;

•

substituting, for the Portfolio shares held in any Investment Account, the shares of another class issued by the Portfolio, or the shares of another investment company or series thereof or any other investment permitted by law;

•	changing the way we deduct or collect charges under the Policy, but without increasing the charges unless and to the extent permitted by other provisions of this Policy;

•	modifying this Policy as necessary to ensure that it continues to qualify as life insurance under Section 7702 of the Code;

•	making any other necessary technical changes in the Policy in order to conform with any action we are permitted to take; and

•	adding to, eliminating, or suspending your ability to allocate Net Premiums or transfer the unloaned Policy Value into any Allocation Option.

We can add new Investment Accounts in the future that would invest in other Portfolios, funds or other investment vehicles. We don’t guarantee that the Separate Account, any existing Investment Account, or any Investment Account added in the future will always be available. We reserve the right to add or close Investment Accounts, substitute another Portfolio, fund or other investment vehicle without your consent, or combine Investment Accounts or Portfolios. A substituted Portfolio, fund or investment vehicle may have different fees and expenses. Substitutions and Investment Account closings may be made with respect to existing investments or the investment of future Premiums, or both. However, no substitution will be made without any necessary approval of the SEC. A Portfolio also may discontinue offering its shares to the Investment Accounts. In addition, we reserve the right to make other structural and operational changes affecting the Separate Account and the Policy.

We will notify you if any of these changes result in a material change in the underlying investments of an Investment Account of the Separate Account to which any part of your Policy Value is allocated. Details of any such change will be filed with any regulatory authority where required and will be subject to any required approval.

If you object to a material change and a portion of your Policy Value is attributable to the affected Investment Account, then you may transfer that value into:

•	another Investment Account; or

•	the Fixed Account.

To effect such transfers, we must receive your Acceptable Request at our Administrative Office within 60 days of the postmarked notice of material change. We will not deduct any applicable transfer charge for this transaction.

VOTING PORTFOLIO SHARES

The Separate Account is the legal owner of the shares of the Portfolios offered in connection with your Policy. It therefore has the right to vote its shares at any meeting of the Portfolios’ shareholders. Generally, open-end investment companies, such as the Portfolios, do not hold annual meetings of shareholders. However, if and when a Portfolio informs us on a timely basis that a shareholder meeting will be held, we will give you the right to instruct us how to vote the shares attributable to your Policy. If we don’t receive timely instructions from you, we will vote your shares in the same proportion as the voting instructions received on all outstanding Policies. Please note that the effect of proportional voting is that a small number of Owners may

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	29

control the outcome of a vote. We may vote the shares of the Portfolios in our own right in some cases, if we determine that we may legally do so.

CHARGES AND DEDUCTIONS

We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume. Charges and deductions allow us to provide you services, but have the effect of reducing your Policy Value and death benefits.

We may waive, reduce, or vary any Policy charges under circumstances in which our expenses are expected to be lower. The amount of the variations and the conditions under which we grant them may change from time to time. These variations generally reflect cost savings over time that we anticipate for Policies sold under certain circumstances, including when Policies are sold to a group or sponsored arrangement.

Services and Benefits We Provide:

•	the death benefit, cash, and loan benefits under the Policy;

•	Allocation Options, including Premium allocation;

•	administration of elective options; and

•	the distribution of reports to Owners.

Costs and Expenses We Incur:

•	costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any Riders);

•	overhead and other expenses for providing services and benefits;

•	sales and marketing expenses; and

•

other costs of doing business, such as collecting Premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local income, premium, and other taxes and fees.

Risks We Assume:

•	that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the Insured(s) die(s) sooner than we estimate;

•	that the cost of providing the services and benefits under the Policies exceed the charges we deduct and

•	that our investment returns in the general account will be less than the interest rate credited in the Fixed Account.

PREMIUM TAX CHARGE

Prior to allocation of Premium, we deduct a specific Premium Tax Charge from each Premium to compensate us for certain taxes applicable to the state of contract issue and credit the remaining amount (the Net Premium) according to your allocation instructions. Premium Tax Charges vary from state to state and can range from 0.00% to 3.50%.

MONTHLY CHARGE

We deduct a Monthly Charge from the Policy Value on the Policy Date and on each Monthly Charge Date prior to the Final Policy Date to compensate us for underwriting, issue, and administrative expenses and for the Policy’s insurance coverage, including Rider benefits, if any. We will make deductions from the Fixed Account, and then, if not available, each Investment Account on a pro rata basis (i.e., in the same proportion that the value in each Investment Account bears to the Cash Surrender Value prior to the deduction). Alternatively, we will make deductions from specific Investment Accounts and/or the Fixed Account based upon your instructions. If an Allocation Option you have specified no longer has any value from which to deduct the Monthly Charge, then we will deduct the Monthly Charge allocated to this Allocation Option pro rata from the other Allocation Options you have specified, unless you provide us with new instructions. If no Allocation Options you have specified have any value, then we will deduct the Monthly Charge from all of your other Allocation Options that still have value on a pro rata basis, unless you provide us with new instructions. Because portions of the Monthly Charge can vary from month to month, the Monthly Charge will also vary.

If the Policy Date is set prior to the Issue Date, a Monthly Charge will accrue on the Policy Date and on each Monthly Charge Date until and including the Issue Date. On the Issue Date, these accrued Monthly Charges will be deducted from the Policy Value. We will then deduct a Monthly Charge from the Policy Value on each Monthly Charge Date thereafter as described above.

The Monthly Charge has three components:

•	a monthly Policy Fee (applicable only to Policies issued on a single life basis, and applicable only to certain Issue Ages on such Policies)

•	the monthly Cost of Insurance charge; and

•	charges for any Riders (as specified in the applicable Rider).

Monthly Policy Fee. We assess a monthly Policy Fee only on Policies issued on a single life basis to compensate us for certain administrative and operating expenses of such Policies with younger Issue Ages.

The annualized Policy Fee of $120 applies for Issue Ages 0–17. In no event will the Policy Fees imposed exceed this amount. We reserve the right to reduce or waive the Policy Fee for particular Policies when we anticipate that our administrative and operating expenses will be lower.

Cost of Insurance. We assess a monthly Cost of Insurance charge to compensate us for providing the death benefit. We may use part of the monthly Cost of Insurance charge to pay other legitimate costs arising from the issuance of the Policy. In some states, the Cost of Insurance charge may be divided into a cost of insurance charge and a common risk expense charge.

30	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

The charge depends on a number of variables (including Issue Age(s) of the Insureds, Underwriting Class(es), Policy Year, Policy Value, death benefit option, Face Amount, gender (in most states), and, whether the Policy is as single life or last survivor Policy) that would cause it to vary from Policy to Policy and from Monthly Charge Date to Monthly Charge Date. See “Riders and Endorsements—Level Cost of Insurance Endorsement.”

The cost of insurance charge is equal to:

•	the monthly cost of insurance rate; multiplied by

•	the Net Amount at Risk for your Policy on the Monthly Charge Date.

The net amount at risk is equal to:

•	the death benefit on the Monthly Charge Date divided by 1.00246627; minus

•	the Policy Value on the Monthly Charge Date.

The Monthly Charge for any Rider may be calculated either before or after the monthly cost of insurance charge. Any Rider attached to the Policy will specify the order in which we calculate the Monthly Charge for that Rider.

We calculate the Cost of Insurance charge separately for the Initial Face Amount and for any increase in Face Amount. If we approve an increase in your Policy’s Face Amount, then a different Underwriting Class and a different Cost of Insurance rate may apply to the increase, based on the Insured’s (for a single life Policy) or each Insured’s (for a last survivor Policy) circumstances at the time of the increase.

We also calculate the Net Amount at Risk separately for the Initial Face Amount and for any increase in Face Amount. In determining each Net Amount at Risk, we allocate the Policy Value among the Initial Face Amount and any increments of Face Amount in proportion to the total Face Amount. If the death benefit is increased because of the requirements of Section 7702 of the Code, we will allocate such increase among the Initial Face Amount and any increments of Face Amount in proportion to the total Face Amount. The Net Amount at Risk is affected by investment performance, loans, payment of Premiums, policy fees and charges, the death benefit option, partial withdrawals, and changes in Face Amount.

Cost of Insurance Rates. We base the cost of insurance rates on the Insured’s (for a single life Policy) or each Insured’s (for a last survivor Policy) Underwriting Class(es), Issue Age(s), Face Amount, death benefit option, number of full years insurance has been in force, gender (in most states), and, whether the Policy is as single life or last survivor Policy. The rates do not change upon the first death. The actual monthly cost of insurance rates are based on our expectations as to future mortality and expense experience. We reserve the right to change monthly cost of insurance rates; however, these rates will never be greater than the guaranteed cost of insurance rates stated in your Policy. These guaranteed rates are based on the 2001 Commissioners Standard Ordinary Mortality Table, Age Last Birthday, Smoker or Nonsmoker or Smoker-Aggregate, Male or Female. For Insureds with Issue Ages less than 18, these guaranteed rates are based on the 2001 Commissioners Standard Ordinary Mortality Table for single life Policies, Male or Female. Separate scales of the guaranteed maximum cost of insurance rates apply to substandard risk classifications or Policies with flat or temporary extra mortality charges. For Policies issued in states which require “unisex” policies or in conjunction with employee benefit plans, the maximum cost of insurance charge depends only on the Insured’s (for a single life Policy) or each Insured’s (for a last survivor Policy) Attained Age(s), Underwriting Class(es), Policy Year and a blend of the 2001 Commissioners Standard Ordinary Mortality Table for Males and Females. Any change in the cost of insurance rates will be on a uniform basis for all Insureds of the same gender, Underwriting Class, Issue Age, Face Amount, death benefit option, and number of full years insurance has been in force.

Underwriting Class. The Underwriting Class of an Insured will affect the cost of insurance rates, as will the incurrence of any flat or temporary extra mortality charges. We currently place Insureds into one of the following classes: preferred plus non-tobacco, preferred non-tobacco, select non-tobacco, or standard tobacco. Insureds can also be placed into one of a number of substandard non-tobacco or substandard tobacco classes. Substandard classes reflect higher mortality risks.

•

In an otherwise identical Policy, an Insured in the preferred plus or preferred class will have a lower cost of insurance rate than an Insured in a select class, and an Insured in a select class will have a lower cost of insurance rate than an Insured in a substandard class.

•

Juveniles will be classified using a blended standard tobacco and non-tobacco “unismoke” rate. This “unismoke” rate will be in force for the life of the Policy, even once the Insured reaches Attained Age 18.

•	Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers in the same Underwriting Class.

Charges for Riders. The Monthly Charge includes charges for any supplemental insurance benefits you add to your Policy by Rider.

SURRENDER CHARGES

We do not deduct any Surrender charges if you Surrender the Policy.

PARTIAL WITHDRAWAL CHARGES

We will deduct $20 for a partial withdrawal.

DAILY CHARGES

We deduct daily charges from each Investment Account (but not the Fixed Account) to compensate us for certain mortality and expense risks we assume, and for certain expenses we incur. If the mortality and expense risk charge

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	31

isn’t enough to cover our costs, we will absorb the deficit. On the other hand, if the charge more than covers costs, we will profit. We will pay a fee from our General Account assets, which may include amounts derived from the mortality and expense risk charge, to TC Services, the principal underwriter of the Policy.

The mortality risk is the risk that an Insured will live for a shorter time than we project. The expense risk is the risk that the expenses that we incur will exceed the charges we set in the Policy. Currently, we deduct this Mortality and Expense Risk Charge daily at the following annual rates:

•	0.95% if the value of Units in all Investment Accounts is less than $100,000;

•	0.65% if the value of Units in all Investment Accounts is from $100,000 to $500,000; and

•	0.35% if the value of Units in all Investment Accounts is over $500,000.

•	In Policy Years 21 and later, the annual rate is 0.35% regardless of the value of Units in all Investment Accounts.

The annual rate shall be determined for a Policy month by the value of Units in the Investment Accounts as of the previous Monthly Charge Date.

TRANSFER CHARGE

We currently allow you to make 12 transfers among the various Allocation Options and Investment Accounts each Policy Year with no additional charge.

•	We may deduct $25 for the 13th and each additional transfer made during a Policy Year to compensate us for the cost of processing these transfers.

•	For purposes of assessing the transfer charge, we consider each Acceptable Request to be one transfer, regardless of the number of Allocation Options affected by the transfer.

•	We deduct the transfer charge from the Allocation Option to which a transfer was most recently made.

•

Transfers due to dollar cost averaging, automatic account rebalancing, loans, or the initial reallocation from the Money Market Account do not count as transfers for the purpose of assessing any transfer charge.

ACCELERATED DEATH BENEFIT FEE

If you qualify for and elect to receive a one-time lump-sum accelerated death benefit payment, the benefit you receive equals your selected amount of accelerated death benefit minus unpaid Policy expenses, minus Outstanding Loan Amounts, minus one year of interest (equal to the yield on a 90-day Treasury bill on the date we approve your application for this benefit) and minus an administrative expense charge not to exceed $200 to reimburse us for our costs to administer the accelerated death benefit. For more information on accelerated death benefits, see “Death Benefit—Accelerated Death Benefit.”

LOAN INTEREST CHARGE

We charge you interest in arrears (the “charged interest rate”) on a loan at a current interest rate of 5%. We also credit interest on amounts in the Loan Account (the “earned interest rate”) at a current fixed annual earned interest rate of 4.35% for Policy Years 1-10. For Policy Years 11 and thereafter, we will credit interest on amounts in the Loan Account at a current annual earned interest rate of 4.80%. Due to the reduced loan interest spread, the tax consequences associated with loans outstanding after Policy Year 10 are unclear and a tax adviser should be consulted about these consequences.

PORTFOLIO EXPENSES

Each Investment Account purchases shares of the corresponding Portfolio at net asset value. The Portfolios deduct management fees and other expenses from their assets. The value of the net assets of each Investment Account reflects the management fees and other expenses incurred by the corresponding Portfolio in which the Investment Account invests. Portfolio expenses are paid by each portfolio before TIAA-CREF Life is provided with the Portfolio’s net asset value. TIAA-CREF Life then deducts Separate Account charges from the corresponding Investment Account. Portfolio expenses may change periodically. For further information, consult the Portfolios’ prospectuses.

ADVISORY FEES

In certain situations, as agreed to between you and a registered investment adviser, Advisory Fees may be deducted each quarter from specified Allocation Options to compensate an adviser for any management of your Policy. The fees may be deducted from the Fixed Account and/or all of the Investment Accounts (except the Loan Account) in proportion to the Policy Value in each Allocation Option (pro rata) or they can be deducted from designated Investment Accounts as specified by you. These fees may be considered withdrawals from the Policy for tax purposes. Please see “Federal Tax Considerations” below and consult with your personal tax adviser. These fees will go to individual registered investment advisers who are not affiliated with the Separate Account or the Company. These fees are not the investment advisory fees paid by the underlying Portfolios. No charges will be assessed by us for the withdrawal of these fees and the face amount will not be reduced by the amount of these fees.

FEDERAL TAX CONSIDERATIONS

Introduction. The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our

32	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service (“IRS”).

Tax Status of the Policy. In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Code. Although guidance as to how these requirements are to be applied is limited, we believe that the Policy should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard basis (i.e., an Underwriting Class involving higher than standard mortality risk) and Policies insuring two lives, and there is therefore more uncertainty as to those contracts, particularly if you pay the full amount of Premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Policies do not give Owners investment control over Separate Account assets. We reserve the right to modify the Policies should such a modification become necessary to prevent an Owner from being treated as the Owner of a pro rata share of the assets in the Separate Account.

In addition, the Code requires that the investments of the Separate Account be “adequately diversified” in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through the Portfolios, will satisfy these diversification requirements.

Changes to Comply with the Law. So that your Policy continues to qualify as life insurance under the Code or to avoid having the Policy become a MEC, we reserve the right to limit or refund all or part of your Premium payments. We may refuse to allow you to make partial withdrawals that would cause your Policy to fail to qualify as life insurance under the Code. We also may:

•	make changes to your Policy or its Riders; or

•	make distributions from your Policy to the degree that we deem necessary to qualify your Policy as life insurance for tax purposes.

If we make any changes of this type, we will make similar changes to all affected Policies.

TAX TREATMENT OF POLICY BENEFITS

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

In General. We believe that Death Benefit Proceeds under a Policy generally are excludable from the gross income of the Beneficiary for federal income tax purposes. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax adviser should be consulted as to these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy Value until there is a distribution. (The tax consequences associated with keeping a Policy in force after the Insured on a single life Policy or the younger Insured on a last survivor Policy reaches Attained Age 100 are unclear. A tax adviser should be consulted about such consequences.) When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a MEC.

Modified Endowment Contracts (MEC). Under the Internal Revenue Code, certain life insurance contracts are classified as MECs with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to Premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. The Policy will be a MEC if the Premiums we receive are greater than the “seven-pay limit” as determined under Section 7702A of the Code. The “seven-pay limit” means that, during the first seven years of the Policy, the sum of the actual Premiums paid may not exceed the sum of the “seven-pay premiums.” Generally, the “seven-pay premium” is the level annual premium, such that if it were paid for each of the first seven years, it will fully pay for all future life insurance and endowment benefits under a life insurance policy. See the section entitled “Premiums—Premium Limitations” for an example of how the “seven-pay limit” would work. Under this test, a Policy may or may not be a MEC, depending on the amount of Premiums paid during each of the Policy’s first seven years.

Certain changes in a Policy after it is issued could also cause it to be classified as a MEC. For example, a reduction in benefits during the first seven contract years for a Policy issued on a single life, or at any time for a Policy issued on two or more lives, may cause the Policy to be classified as a MEC. Moreover, if there is a “material change” in the Policy’s benefits or other terms, the Policy may have to be restated as if it were a newly issued Policy as of the date of the material change. A material change can occur, for example, when there is an increase in the death benefit that is due to the payment of an unnecessary premium. Unnecessary premiums are Premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. A Policy that is acquired in exchange for

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	33

a life insurance contract classified as a MEC prior to the exchange will be classified as a MEC. A Policy that is acquired in exchange for a life insurance contract not classified as a MEC prior to the exchange will generally not be classified as a MEC if no Premiums are paid under the Policy during the first seven Policy Years after the exchange. A current or prospective Owner should consult with a competent tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

If a Policy becomes a MEC, all distributions during the contract year in which the Policy becomes a MEC will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

Multiple Policies. All MECs that are issued (or that subsequently become a MEC) by us or our affiliates to the same Owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Owner’s income when a taxable distribution occurs.

Distributions Other Than Death Benefits From Modified Endowment Contracts. Policies classified as MECs are subject to the following tax rules:

•

All distributions other than Death Benefit Proceeds, including distributions upon full or partial Surrenders and withdrawals, from a MEC will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner’s investment in the Policy only after all gain has been distributed.

•	Loans taken from or secured by a Policy classified as a MEC are treated as distributions and taxed accordingly, as described above.

•

A 10% additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has Attained Age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner’s Beneficiary or designated Beneficiary.

You should consult a tax adviser to determine if you may be subject to the 10% penalty tax on any distribution or loan that you receive under the Policy.

Distributions Other Than Death Benefits From Policies That Are Not Modified Endowment Contracts. Distributions other than Death Benefit Proceeds from a Policy that is not classified as a MEC are generally treated first as a recovery of the Owner’s investment in the Policy and, only after the recovery of all investment in the Policy, as taxable income. However, certain distributions that must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, due to the reduced loan interest spread, the tax consequences associated with loans outstanding after Policy Year 10 are unclear and a tax adviser should be consulted about these consequences.

Finally, distributions and loans from or secured by a Policy that is not a MEC are not subject to the 10% additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax free. The amount of charges that pay for the Waiver of Monthly Charges Rider will reduce the investment in the contract. When a loan is taken out under a Policy that is a MEC, your investment in the Policy is increased by the amount of the loan that is treated as a taxable distribution.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is Surrendered, canceled, or allowed to Lapse, the amount of the outstanding indebtedness (plus accrued interest) will be added to the amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Overloan Protection Endorsement. If you are contemplating the purchase of the Policy with the Overloan Protection Endorsement, you should be aware that the tax consequences of the Overloan Protection Endorsement have not been ruled on by the IRS or the courts. It is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Endorsement causes the Policy to be converted into a fixed Policy. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Endorsement.

Withholding. We are required to withhold federal income taxes on the taxable portion of all distributions unless the recipient elects not to have any such amounts withheld and properly notifies us of that election. If the amount withheld for you is insufficient to cover income taxes, you may have to pay income taxes and possibly penalties later. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

Life Insurance Purchases by Residents of Puerto Rico. Income received by residents of Puerto Rico under a Policy will be U.S.-source income that is generally subject to United States federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. Owners who are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Owner’s country of citizenship or residence. Prospective purchasers who are

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not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

Section 1035 Exchanges. Code section 1035 generally provides that no gain or loss shall be recognized by the Owner on the exchange of one life insurance contract for another life insurance contract, an annuity contract or an endowment contract. Contracts subject to tax rules in effect prior to certain legislative changes that are exchanged for new contracts may be treated as new contracts for purposes of both section 7702, which establishes the tests for whether a contract is a life insurance contract for federal income tax purposes, and section 7702A, which provides the criteria for determining whether a contract is a MEC. Prospective purchasers wishing to take advantage of section 1035 should consult their tax advisers.

Business Uses of Policy. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. Moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Employer-owned Life Insurance Contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect Beneficiary under such contract. It is the employer’s responsibility (i) to verify the eligibility of the intended Insureds under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j) and (ii) to satisfy certain annual tax reporting requirements in respect of employer-owned life insurance contracts that are also imposed under the Code. These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Split-Dollar Arrangements. The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “SOX Act”). The SOX Act prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust, or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules.

In Revenue Ruling 2011-9, the IRS held that the status of an insured as an employee “at the time first covered” for purposes of Section 264(f) does not carry over from a contract given up in a Section 1035 tax-free exchange to a contract received in such an exchange. Therefore, the pro rata interest expense disallowance exception of Section 264(f)(4) does not apply to new policies received in Section 1035 tax-free exchanges unless such policies also qualify for the exception provided by Section 264(f)(4) of the Code. Therefore, it would be advisable to consult with a qualified tax adviser before entering in to a policy exchange transaction.

In all events, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a Beneficiary of a Policy.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the owner is subject to this tax.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	35

Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy dies, the death proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy owned the Policy. If the Owner was not the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy, the fair market value of the Policy would be included in the Owner’s estate upon the Owner’s death. The Policy would not be includable in the Insured’s (on a single life Policy) or the Last Surviving Insured’s (on a last survivor Policy) estate if the Insured (on a single life Policy) or the Last Surviving Insured (on a last survivor Policy) neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state, and local law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping, and other taxes. A tax adviser should be consulted about these consequences.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions to the extent permitted under federal tax law.

The American Taxpayer Relief Act of 2012 (“ATRA”). ATRA permanently establishes the federal estate tax, gift tax and generation-skipping transfer tax exemptions at $5,000,000, indexed for inflation (i.e. $5,340,000 for 2014). ATRA also permanently establishes the maximum federal estate tax, gift tax and generation-skipping transfer tax rate at 40%. ATRA allows a deceased spouse’s estate to transfer any unused portion of the deceased spouse’s exemption amount to a surviving spouse. ATRA also unified the estate tax, gift tax and generation skipping transfer tax exemptions and provided for indexing of these exemptions for inflation beginning in 2012.

The Health Care and Education Reconciliation Act of 2010 (the “2010 Act”). The 2010 Act imposes a 3.8% tax in taxable years beginning in 2013 on an amount equal to the lesser of (a) “net investment income”; or (b) the excess of a taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). Taxable distributions from life insurance policies over allowable deductions, as such term is defined in the 2010 Act, are included in net investment income. You should consult a qualified tax adviser regarding the consequences of the 2010 Act.

Accelerated Death Benefits. Payments received under the accelerated death benefit will be excludable from the gross income of the recipient if applicable tax law requirements are met. However, you should consult a qualified tax adviser about the consequences of receiving a payment under this benefit.

Tax Treatment of Policy Split. The Policy Split Rider permits a Policy issued on a last survivor basis to be split into two individual Policies. It is not clear whether exercising the Policy Split Rider will be treated as a taxable transaction or whether the individual Policies that result will be classified as Modified Endowment Contracts. A tax adviser should be consulted before exercising the Policy Split Rider.

Possible Tax Law Changes. Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

OUR INCOME TAXES

Under current federal income tax law, as a life insurance company we are not taxed on the Separate Account’s operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes we may incur.

Under current laws in several states, we may incur state and local taxes in addition to premium taxes. These other taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes. If we charge for such taxes in the future, such charges will be imposed on all affected Policies.

RIDERS AND ENDORSEMENTS

Riders offer supplemental benefits under the Policy. Most Riders are subject to age and underwriting requirements and, unless otherwise indicated, must be purchased when the Policy is issued. We deduct any Monthly Charges for Riders from the Policy Value as part of the Monthly Charge. Riders provide fixed benefits that do not vary with the investment performance of the Separate Account. Riders may not be available in all states. Please contact us for additional information.

Charitable Giving Benefit Rider. This Rider is available both for a Policy issued on a single life or a Policy issued on a last survivor basis. This Rider provides that an amount equal to 1.00% of the base Face Amount of a Policy, but no greater than $100,000, will be paid to an institution accredited as a charity with the IRS under Section 501(c)(3) designated by you upon the death of the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy. This amount is in addition to the full Death Benefit Proceeds of the Policy and will be paid by us; there will be no deduction from the Death Benefit Proceeds to pay this amount.

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The Owner may only elect this Rider before the Issue Date of the Policy. Once the Rider is elected, the Owner may change the designated institution by submitting an Acceptable Request. The Owner may terminate this Rider at any time by submitting an Acceptable Request.

There is no additional charge for this Rider.

The Charitable Giving Benefit may have tax consequences.

Overloan Protection Endorsement. This optional Endorsement is available both for a Policy issued on a single life basis or a Policy issued on a last survivor basis. This Endorsement guarantees the Policy will not lapse if it ever becomes overloaned. The Policy becomes overloaned on the first Monthly Charge Date that all of the following conditions are satisfied.

•	The Policy has been in force for at least ten years.

•	The attained age of the Insured on a single life Policy or the younger Insured on a last survivor Policy is at least 65.

•	Either the Policy tax test is the Cash Value Accumulation test, or the policy tax basis is zero.

•

The outstanding loan divided by the Policy Value exceeds an overloan limit that may vary by attained age, gender, and underwriting class. The Owner’s Policy overloan limit is stated in the Endorsement issued on the Policy.

Example: For a $750,000 Face Amount Policy with the Overloan Protection Endorsement issued to male Insured age 47 with a preferred underwriting class (for a single life Policy), the overloan limit in the 20th Policy Year is 97% of Policy Value; or for a $1,250,000 Face Amount Policy with the Overloan Protection Endorsement issued to male and female Insureds age 62 with preferred underwriting classes (for a last survivor Policy), the overloan limit in the 11th Policy Year is 97% of Policy Value. If the Outstanding Loan Amount exceeds 97% of the Policy Value on a Monthly Charge Date in the 11th Policy Year, and the other Rider conditions are satisfied, the Policy will become overloaned on that Monthly Charge Date, and the benefits and terms of the Rider will apply. This example illustrates how the Overloan Protection Endorsement operates and may represent the terms of your Policy.

After the Policy becomes overloaned, no premiums may be paid, no withdrawals may be taken, no loans may be taken or repaid, and no advisory fees will be deducted. The death benefit will be the minimum death benefit required for your Policy to be in compliance with federal tax law. Please see the section entitled “Death Benefit” for more information on the minimum death benefit. If the Policy tax test is the Guideline Premium Test, no Monthly Charges will be deducted. If the Policy tax test is the Cash Value Accumulation test, Monthly Charges will be deducted so the Policy should qualify as life insurance under federal tax law. However, any deductions that cannot be paid from the Cash Surrender Value will not cause the Policy to lapse and will not offset Death Benefit Proceeds.

There is no monthly charge to add this Endorsement to the Policy. However, if this Policy changes to overloaned status, at that time, the Policy Value will be reduced to equal the outstanding loan and moved to a fixed interest account. Policy Value cannot be transferred out of this account and will receive an annual effective crediting rate of 3.00%. Policy loan interest will continue to accrue at the same 3.00% rate.

While this Endorsement is attached to the Policy, the maximum loan value of the Policy cannot exceed the Policy Value multiplied by the overloan limit.

If you are contemplating the purchase of the Policy with the Overloan Protection Endorsement, you should be aware that the tax consequences of the Overloan Protection Endorsement have not been ruled on by the IRS or the courts. It is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Endorsement causes the Policy to be converted into a fixed Policy. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Endorsement.

Waiver of Monthly Charges Rider. This Rider is available only for a Policy issued on a single life basis at issue for Issue Ages 18–60 and at Attained Age 18 for Issue Ages 0–17. This Rider waives the Monthly Charge while the Insured is Totally Disabled, as defined in the Rider, as long as the disability commenced prior to the Insured’s Attained Age 65 and has continued for at least six consecutive months without any period of recovery. We impose a charge for this Rider each month as part of the Monthly Charge. If you select this Rider, we increase the Monthly Charge by a percentage that depends on the Issue Age, Policy Year, and, in most states, gender of the Insured (the charge is higher for females than males). Additional restrictions and charges apply if you have selected this Rider and later increase your Face Amount.

Level Cost of Insurance Endorsement. This optional Rider is available only for a Policy issued on a single life basis. This Rider levels the cost of insurance (“COI”) rates applied to the Policy. If the Owner pays sufficient Premiums, the level COI rates will be guaranteed. This Rider may be added at Policy issue without any extra evidence of insurability beyond what is required for the Policy. We may offer the Rider after issue while the Policy is still in force and while there is an available level COI period for the Insured’s age, but evidence of insurability may be required at the time of Rider. The duration of the level COI period will be documented in the Rider.

Subject to state limitations, the level COI is available only to certain Issue Ages and for certain periods. It will not be available prior to Issue Age 18 and regardless of period, will not be issued past age 75. The level COI rates depend on the level COI period selected; the Face Amount of the Policy; and the gender, age, and Underwriting Class of the Insured. An increase in Face Amount while this Rider is in effect does not change the level COI period already selected, but the level COI rates applicable to the amount of the increase depend upon the level COI period selected, and the gender, age, and Underwriting Class of the Insured at the time the increased Face Amount is applied for.

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There are no charges assessed to add this Rider, and this Rider does not have any cash value.

While the Owner has paid sufficient Premium into the Policy, the guaranteed maximum COI rates will equal the non-guaranteed level COI rates. While the Owner has not paid sufficient Premium, guaranteed maximum COI rates will be the greater of the non-guaranteed level COI rates and the guaranteed maximum COI rates that would apply under the Policy if the Rider were not attached. The Premium the Owner needs to pay to guarantee the level COI rates is provided in the Rider.

The Owner may terminate this Rider at any time at no additional cost. If the Owner doesn’t terminate this Rider, the Rider will terminate at the end of the level COI period assuming the Policy continues to stay in force until that time. When this Rider terminates, both the non-guaranteed and guaranteed COI rates for the Policy will be as if this Rider had never been attached to the Policy.

Policy Split Rider. This Rider is available only for Policies issued on a last survivor basis. This Rider allows the Owner to exchange the Policy for a new individual life insurance Policy on the life of each person insured by the Policy without evidence of insurability. Both people insured by the Policy must be living. There is no charge for this Rider.

The Owner can apply for an exchange when one of the following happens:

•

the two people insured by the Policy get divorced. The marriage must be dissolved by a final divorce decree issued by a court of competent jurisdiction. You must apply for the exchange between six months and one year after the effective date of the decree.

•

a partnership between the two people or a corporation with only two shareholders insured by the Policy, who are not married to each other, dissolves. You must apply for the exchange between six months and one year after the effective date of the dissolution.

The Policy and this option must be in force, and the Policy must have a positive Cash Surrender Value on the date of the exchange.

The new Policies will be effective starting on the date of the exchange. Each new Policy will be based on the gender, age and most recent underwriting class of each person insured by the Policy on the date of the exchange. We’ll issue a new Policy on a single life basis to each Insured.

The Face Amount of each new Policy will be equal to half of the current Face Amount of the Policy. The death benefit option of each new Policy will be the same as for the Policy.

We’ll deduct any Outstanding Loan Amount for the Policy from your value. We’ll then transfer the remaining Policy Value equally to each new Policy on the date of the exchange.

The coverage under this option will end on the date the Owner ends or surrenders the Policy.

The tax consequences of exercising the Policy Split Rider are uncertain. You should consult a tax adviser before exercising the Policy Split Rider.

Estate Transfer Protection Rider. This Rider is available only for Policies issued on a last survivor basis. This Rider provides an additional death benefit until four years after the death of the first Insured to die. The additional death benefit is equal to the chosen Protection Percentage of the death benefit of the Policy. The death benefit of this Rider will automatically increase or decrease in direct proportion with the death benefit of the Policy. You can add this Rider to the Policy while both Insureds are living by submitting an application and providing evidence of insurability satisfactory to us.

We’ll pay this death benefit when we receive satisfactory proof that the Last Surviving Insured by the Policy died before this Rider’s expiration, provided the Policy and this Rider are in force. This Rider doesn’t have any Policy Value, and we don’t use it to calculate how much can be borrowed from the Policy. Charges for this Rider, however, will affect the Policy Value and how much can borrowed. We’ll deduct these charges only while this Rider is in force.

The cost of insurance charge for this Rider is part of the Monthly Charge for the Policy. These charges are deducted from the Policy Value while the Rider is in force. We calculate it on each Monthly Charge Date after we calculate the cost of insurance charge for the Policy. While this Rider is in force, the Owner may elect to change the Protection Percentage by providing us a written request. The Protection Percentage will be in whole numbers. It may be of a limited number of choices then offered by us. If it is a reduction in the Protection Percentage, that reduction will be effective on the next monthly anniversary date following our receipt of the request. If it is an increase in Protection Percentage, it will require evidence of insurability and only become effective if approved by us on the next monthly charge date following our approval.

The coverage under this Rider will end on one of the following dates, whichever occurs earlier:

•	four years after we receive written notification of the death of the first Insured to die, and

•	the date we receive at our administrative office a written request to us to end this Rider.

However, in no event will the Rider continue beyond whichever of the following occurs first:

•	the date of death of the Last Surviving Insured,

•	the date the grace period of the Policy ends and the Owner has not made the payment that is needed, or

•	the date the Owner ends or surrenders the Policy.

SALE OF THE POLICY

TC Services, a subsidiary of TIAA, which is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority, or FINRA, is the “principal underwriter” of interests in the Policy. TC Services’ main offices are at 730 Third Avenue, New York, New York 10017-3206. Although advisory fees may be paid to unaffiliated advisers in connection with the Policies, no sales

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commissions are paid in connection with the distribution of the Policies. Although the Company will pay Services a fee from its general account assets, this fee will include amounts derived from the Policy’s mortality and expense risk charge.

Any issues related to the servicing or administration of the Policy should be directed to the Administrative Office at 877 694-0305. Written customer complaints should be mailed to the Administrative Office.

ADDITIONAL INFORMATION

DELAYS IN PAYMENTS

We usually pay the amounts of any Surrender, partial withdrawal, Death Benefit Proceeds, loan or payments under a payment method within 7 days after we receive all applicable Acceptable Notices, and/or due proofs of death. However, we can postpone these payments if:

•	the New York Stock Exchange is closed for trading, other than customary weekend and holiday closing, or trading on the New York Stock Exchange is restricted as determined by the SEC; or

•

an emergency exists, as a result of which the SEC determines that (A) the disposal of shares in an Investment Account’s corresponding Portfolio is not reasonably practicable, or (B) it is not reasonably practicable to fairly determine the value of the net assets of an Investment Account’s corresponding Portfolio; or

•	an Investment Account’s corresponding Portfolio otherwise suspends payment or redemption of its shares pursuant to an order of the SEC; or

•

you have submitted a check or draft to our Administrative Office, in which case we have the right to defer payment of Surrenders, partial withdrawals, Death Benefit Proceeds, or payments under a payment method until the check or draft has been honored.

If, pursuant to SEC rules, the TIAA-CREF Life Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, loan, surrender, or death benefit from the TIAA-CREF Life Money Market Sub-Account until the Fund is liquidated.

We have the right to defer payment of amounts from the Fixed Account for up to 6 months after receipt of Acceptable Notice, but will not defer a payment from the Fixed Account that is to be applied to pay required Premiums on other policies in force with us. (We pay interest at an annual rate from the effective date of the withdrawal, Surrender or loan if we delay any Fixed Account payment for 30 days or more. This annual rate will be the same rate as the Fixed Account’s guaranteed crediting rate. Interest must equal $25 or more before it will accrue or be paid.)

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block an Owner’s ability to make certain transactions and thereby refuse to accept a Premium or any request for transfers, partial withdrawals, Surrenders, loans, or Death Benefit Proceeds, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Policy to government regulators.

STATE VARIATIONS

This prospectus provides a general description of the Policy. Policies issued in your state may provide different features and benefits from, and impose a different cost than, those described in this prospectus. Notwithstanding any state variations, all material rights and obligations under the Policy are described in the prospectus. You should read the Policy carefully for any variations in your state. If you would like to review a copy of the Policy and endorsements, contact our Administrative Office.

PERFORMANCE DATA

In order to demonstrate how the actual investment performance of the Portfolios could have affected the death benefit, Policy Value, and Cash Surrender Value of the Policy, we may provide hypothetical illustrations using the actual investment performance of each Portfolio since its inception. These hypothetical illustrations are designed to show the performance that could have resulted if the Policy had been in existence during the period illustrated and are not indicative of future performance.

The values we illustrate for death benefit, Policy Value, and Cash Surrender Value take into account all applicable charges and deductions from the Policy, the Separate Account and the Portfolios, presenting separate sets of values based on current and guaranteed charges, but do not deduct charges for any Riders.

LEGAL PROCEEDINGS

Neither the Separate Account, the Company nor TC Services, is involved in any legal action nor any pending or threatened lawsuits that it believes will have a materially adverse impact on it or on the Separate Account.

FINANCIAL STATEMENTS

Our financial statements and the financial statements for the Separate Account are contained in the Statement of Additional Information. Our financial statements should be distinguished from the Separate Account’s financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies.

OTHER INFORMATION

Every state has some form of unclaimed property laws that impose varying legal and practical obligations on insurers and, indirectly, on Policy Owners, Insureds, Beneficiaries and other payees of proceeds. Unclaimed property laws generally provide for escheatment to the state of unclaimed proceeds under various circumstances.

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	39

Policy Owners are urged to keep their own, as well as their Insureds’, Beneficiaries’ and other payees’, information up to date, including full names, postal and electronic media addresses, telephone numbers, dates of birth, and social security numbers. Such updates should be communicated in writing to TIAA-CREF Life Insurance Company, P.O. Box 724508, Atlanta, Georgia 31139; by calling us between the hours of 8:00 a.m. and 6:00 p.m. Eastern Time, Monday-Friday at 877 694-0305; or 24 hours a day via our website www.tiaa-cref.org.

GLOSSARY

Acceptable Notice or Request  The notice or request you must deliver to us at our Administrative Office to request or exercise your rights as Owner under the Policy. To be complete, each such notice or request must: (1) be in a form we accept; (2) contain the information and documentation that we determine in our sole discretion is necessary for us to take the action you request or for you to exercise the right specified (including your Policy number, your full name, the full name of the Insured(s), and your current address); and (3) be received at our Administrative Office.

Administrative Office  The office you must contact to exercise any of your rights under the Policy. You should send all payments and requests to: TIAA-CREF Life Insurance Company, Administrative Office, P.O. Box 724508, Atlanta, Georgia, 31139; Telephone: 877 694-0305.

Advisory Fee  An amount that is withdrawn from the Policy Value to pay a registered investment adviser who has an agreement with you. This fee is not charged by the Separate Account or the Company and does not refer to any investment advisory fees paid by the Portfolios underlying the Allocation Options. A withdrawal to pay Advisory Fees (like any other partial withdrawal) may have tax consequences. A tax adviser should be consulted about these consequences.

Allocation Options  The options you can choose from when you’re allocating Net Premiums under the Policy. The Allocation Options for the Policy include the Investment Accounts and the Fixed Account.

Attained Age  A person’s age on the Policy Date, plus the number of full Policy Years completed since the Policy Date. We increase “Attained Age” by one year on each Policy Anniversary.

Beneficiary  The person(s) you select to receive the Death Benefit Proceeds from the Policy.

Business Day  Any day that the New York Stock Exchange or its successor is open for trading. It usually ends at 4:00 PM Eastern Time or when trading closes on the New York Stock Exchange or its successor, whichever is earlier. If we receive your payment or request after the end of a Business Day, we’ll process it as of the end of the next Business Day. Certain restrictions may apply with respect to particular Portfolios.

Cash Surrender Value  The amount we pay when you Surrender your Policy. It is equal to the Policy Value less any Outstanding Loan Amount.

Cash Value Accumulation Test  One of the two alternative tests under the Code to analyze whether a Policy qualifies as a life insurance contract that is eligible for special tax treatment under the Code.

Code  The Internal Revenue Code of 1986, as amended, and its related rules and regulations or its successor statute.

Cost of Insurance  A Monthly Charge deducted from your Policy Value to compensate us for providing the death benefit.

Company (We, Us, Our)  TIAA-CREF Life Insurance Company.

Death Benefit Proceeds  The amount we pay to your Beneficiaries when we receive satisfactory proof of the death of the Insured on a single life Policy or both Insureds on a last survivor Policy. The amount equals the death benefit under the death benefit option you’ve chosen, minus any Outstanding Loan Amount and any overdue Monthly Charges.

Face Amount  The dollar amount of insurance selected by the Owner. The Face Amount may be increased or decreased after issue, subject to certain conditions. The Face Amount may be affected by any accelerated death benefit payments, changes in death benefit options, and partial withdrawals. The Face Amount is a factor in determining the death benefit and certain charges.

Final Policy Date  The date the Insured on a single life Policy or the younger Insured on a last survivor Policy reaches Attained Age 121. After the Final Policy Date, the death benefit will equal the Policy Value, we will not accept any additional Premiums, and we will not deduct Monthly Charges.

Fixed Account  An Allocation Option supported by our general account. Policy Value allocated to the Fixed Account earns interest at a rate that will never be lower than a guaranteed minimum annual effective rate of 3%.

General Account  All of TIAA-CREF Life’s assets other than those allocated to the Separate Account or to any other TIAA-CREF Life Separate Account.

Grace Period  The period after which a Policy will Lapse if you do not make a sufficient payment. The Grace Period is 61 days.

Guideline Premium Test  One of the two alternative tests under the Code to analyze whether a Policy qualifies as a life insurance contract that is eligible for special tax treatment under the Code.

Initial Face Amount  The Face Amount on the Issue Date.

Insured  A person whose life is insured by the Policy.

Investment Accounts  Each Investment Account is a sub-account of the Separate Account and invests its assets in shares of a corresponding Portfolio.

Issue Age  An Insured’s age as of his or her last birthday on or prior to the Policy Date.

40	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

Issue Date  The date on which the Policy is issued at our Administrative Office. This date is used to measure suicide and contestable periods.

Lapse  When your Policy terminates without value after a Grace Period. You may reinstate a Lapsed Policy, subject to certain conditions.

Last Surviving Insured  The Last Surviving Insured to die under a last survivor Policy.

Loan Account  The account within our general account to which we transfer Policy Value from the Allocation Options as collateral when you take out a Policy loan.

MEC  A Modified Endowment Contract, which is a special kind of life insurance policy as defined under the Code. A MEC doesn’t receive the same tax advantages as other life insurance policies.

Monthly Charge  This is the monthly amount we deduct from the Policy Value on each Monthly Charge Date. The Monthly Charge includes the policy fee, cost of insurance charge and charges for any Riders.

Monthly Charge Date  The day we deduct the Monthly Charge from your Policy Value. It’s the same date of each calendar month as the Policy Date, or it’s the last day of the month if that comes first.

Mortality and Expense Risk Charge  Daily charges deducted from each Investment Account (but not the Fixed Account) to compensate us for certain mortality and expense risks we assume, and for certain expenses we incur.

Net Amount at Risk  The Net Amount at Risk is equal to the death benefit on the Monthly Charge Date divided by 1.00246627; minus the Policy Value on the Monthly Charge Date.

Net Premium  The portion of a Premium payment allocated to the Allocation Options. It equals the Premium less the Premium Tax Charge.

Outstanding Loan Amount  The amount in the Loan Account plus any unpaid and accrued interest you owe.

Owner (You, Your)  The person or entity with an interest or title to the Policy.

Policy Fee  A Monthly Charge deducted from your Policy Value to compensate us for certain administrative and operating expenses of such Policies with younger Issue Ages.

Policy  A legal life insurance contract between the Owner and TIAA-CREF Life Insurance Company.

Policy Anniversary  The same date of each calendar year as the Policy Date. If the Policy Date is February 29th and the current calendar year is not a leap year, the Policy Anniversary will be February 28th.

Policy Date  The effective date of the Policy as set forth in the Policy. The Policy Date is used to determine Monthly Charge Dates and Policy Years. The Policy Date is generally the same as the Issue Date but, subject to state approval, may be another date agreed upon by us and the proposed Owner.

Policy Value  The sum of your Policy’s values in the Investment Accounts, the Fixed Account, and the Loan Account.

Policy Year  A year that starts on the Policy Date or on a Policy Anniversary.

Portfolio  An investment company that is registered with the Securities and Exchange Commission in which an Investment Account is invested. The Policy allows you to indirectly invest in series of investment companies that are listed on the front page of this prospectus.

Premiums  All payments you make under the Policy other than repayments of Outstanding Loan Amounts.

Premium Tax Charge  A charge deducted from each Premium payment to reimburse us for state premium tax costs. This Premium Tax Charge is based on the state of issue and will remain fixed throughout the life of your Policy.

Rider  An amendment, addition, benefit or endorsement to the Policy that changes the terms of the Policy by: (1) expanding Policy benefits; (2) restricting Policy benefits; or (3) excluding certain conditions from the Policy’s coverage. A Rider that is added to the Policy becomes part of the Policy.

Right to Cancel Period  The period shown on your Policy’s cover page during which you may examine and return the Policy to us at our Administrative Office and receive a refund. The length of the Right to Cancel Period varies by state.

Separate Account  TIAA-CREF Life Separate Account, VLI-1. The Separate Account is divided into Investment Accounts, each of which invests in shares of a corresponding Portfolio.

Surrender  To cancel the Policy by Acceptable Request from the Owner or the Owner’s assignee and return the Policy to us at our Administrative Office.

Totally Disabled  Under the Waiver of Monthly Charges Rider: During the first two years of the disability, Totally Disabled means, due to sickness or bodily injury, the Insured on a single life Policy can’t carry out substantially all of the duties of the regular job or occupation he or she was trained for at the time the disability began. After two years of being disabled, Totally Disabled means, due to sickness or bodily injury, the Insured on a single life Policy can’t carry out substantially all of any job that he or she is reasonably qualified for based on education, training or experience.

Underwriting Class  A class we assign to the Insured on a single life Policy or both Insureds on a last survivor Policy and use to calculate cost of insurance charges. Classes are based on health, tobacco use, and other non-medical factors. The classes are: preferred plus non-tobacco, preferred non-tobacco, select non-tobacco, and standard tobacco. There are also various substandard non-tobacco and substandard tobacco classes. These classes may include any flat or temporary extra mortality charges.

Unit  A unit of measure used to calculate the amount of Policy Value in any Investment Account.

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	41

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

B-2	Additional Policy Information
B-2	The Policy
B-2	Our Right to Contest the Policy
B-2	Policy Cost Factors
B-2	Additional Ownership Rights
B-3	Additional Information on Dollar Cost Averaging
B-3	Suicide Exclusion
B-4	Misstatement of Age or Sex
B-4	Policy Termination
B-4	Additional Information on Sales of the Policies
B-4	Illustrations
B-4	Performance Data
B-5	Total Returns
B-6	Additional Information
B-6	Legal Developments Regarding Unisex Actuarial Tables
B-6	Reports to Owners
B-6	Safekeeping of Account Assets
B-6	Records
B-6	Legal Matters
Independent Registered Public Accounting Firm
B-7	Additional Information about the Company
B-7	Additional Information about the Separate Account
B-7	Management-Related Service Contracts
B-7	Potential Conflicts of Interest
B-8	Other Information
B-8	Financial Statements
B-9	Index to Financial Statements

42	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

For more information about Intelligent Life VUL and Intelligent Life Survivorship VUL

How to Reach Us

TIAA-CREF Website

Account performance, personal account information and transactions, product descriptions, and information about investment choices and income options

www.tiaa-cref.org

24 hours a day, 7 days a week

Administrative Office

877 694-0305

8 a.m. to 6 p.m. ET, Monday–Friday

To learn more about the Policy, you should read the Statement of Additional Information (“SAI”) dated the same date as this prospectus. The SAI contains more detailed information about the Policy than is contained in this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of the prospectus. The table of contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI, to receive personalized illustrations of Death Benefit Proceeds, Cash Surrender Values, and Policy Values, or to request other information about the Policy, please call or write to us at our Administrative Office 877 694-0305.

The SAI has been filed with the SEC. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about the Policy and us. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at 202 942-8090.

Investment Company Act of 1940

Registration File No. 811-10393

A12218

(5/14)

Statement of Additional Information

Intelligent Life VUL

Intelligent Life Survivorship VUL

Flexible Premium Individual Variable Universal

Life Insurance Policy And Flexible Premium Last

Survivor Variable Universal Life Insurance Policy

TIAA-CREF Life Separate Account VLI-1

TIAA-CREF Life Insurance Company

MAY 1, 2014

This Statement of Additional Information (“SAI”) contains additional information regarding an individual flexible premium variable universal life insurance policy (the “Policy”) offered by TIAA-CREF Life Insurance Company (the “Company” or “TIAA-CREF Life”). We issue the Policy on either a single life basis—as Intelligent Life VUL—or a last survivor life basis—as Intelligent Life Survivorship VUL. This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated May 1, 2014 and the prospectuses for the mutual funds that serve as Allocation Options for the Policy. You may obtain a copy of these prospectuses at no charge by writing us at: TIAA-CREF Life Insurance Company, P.O. Box 724508 Atlanta, GA 31139 or calling us toll-free at 877 694-0305. In addition, if you receive a summary prospectus for any fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policy.

Table of contents for the statement of additional information

ADDITIONAL POLICY INFORMATION

The policy

The Policy, application(s), Policy schedule pages, and any Riders are the entire contract. Only statements made in the applications can be used to void the Policy or to deny a claim. We assume that all statements in an application are true to the best knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

Our right to contest the policy

In issuing the Policy, we rely on all statements made by or for you and/or an Insured in the application or in a supplemental application. Therefore, we may contest the validity of the Policy based on material misstatements made in the application (or any supplemental application).

However, we will not contest the Policy after the Policy has been in force during the lifetime of the Insured(s) for 2 years from the Issue Date, except for nonpayment of Premium. Likewise, we will not contest any Policy change that requires evidence of insurability, or any reinstatement of the Policy, after such change or reinstatement has been in effect during the lifetime of the Insured(s) for 2 years. However, if we issue the Policy as a result of a conversion option from term insurance, we will measure the contestable period from the Issue Date of the term policy.

If your Policy Lapses and we reinstate it, we have the right to contest the validity of your Policy for two years from the date that it was reinstated. Once your reinstated Policy has been in force for two years from the reinstatement date during the lifetime of the Insured(s), we generally lose the right to contest its validity.

If you change the Death Benefit Option from A to B or C, we may contest the amount of any increase in the death benefit due to such change after such change has been in force during the lifetime of the Insured(s) for 2 years from the date the change takes effect. If the Face Amount has been increased subject to evidence of insurability, we will not contest such increase after it has been in force during the lifetime of the Insured(s) for 2 years from the date the increase takes effect. If we successfully contest a change from Death Benefit Option A to B or C or an increase in Face Amount subject to evidence of insurability, the death benefit will be what would have been payable had such change or increase not taken effect. We will refund to your Policy Value any additional cost of insurance, Policy fee, and rider charges associated with such increase or change.

Policy cost factors

We may change monthly cost of insurance rates, policy fees, Premium Tax Charges, mortality and expense risk charges, and any Rider charges. Any change will be determined in accordance with the procedures and standards on file with the insurance department of the state in which this Policy is delivered. Any changes in Policy cost factors will be based on changes in future expectations for (1) mortality; (2) expenses; (3) persistency; (4) investment earnings; (5) federal taxes; and (6) state or local taxes.

Changes in Policy cost factors will be determined prospectively, will not occur because of a change in an Insured’s health or occupation, and will not be made to recoup any prior losses. We will not change Policy cost factors more frequently than once a month. We will review the Policy for a class of Insureds to determine whether an adjustment in Policy cost factors should be made at least once a year for interest and at least once every five Policy Years for other Policy cost factors.

B-2	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

Additional ownership rights

You, as the owner, may exercise certain rights under the Policy, including the following:

Selecting and changing the beneficiary

•	You designate the Beneficiary (the person to receive the Death Benefit Proceeds when the Insured dies on a single life Policy or the Last Surviving Insured dies on a last survivor Policy) in the application.

•	There are two Beneficiary classes—primary and contingent. You may designate more than one Beneficiary in a class. If you designate more than one primary Beneficiary, then each primary Beneficiary that survives the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy shares equally in any Death Benefit Proceeds unless you instruct us otherwise in an Acceptable Notice.

•	If no primary Beneficiaries survive the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy, then all those named as contingent Beneficiaries who are still alive will receive an equal portion of the Death Benefit Proceeds, unless you instruct us otherwise in an Acceptable Notice.

•	If there is not a designated Beneficiary surviving at the death of the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy, we will pay the Death Benefit Proceeds in a lump sum to you, if living, or to your estate.

•	You may also designate a Beneficiary as revocable or irrevocable. The consent of any irrevocable Beneficiary is needed to exercise any Policy rights except changing the amount or timing of Premiums, reinstating the Policy, changing Premium allocations, and transferring among Allocation Options.

•	You can change a revocable Beneficiary by providing us with Acceptable Notice while an Insured is alive.

•	The change in revocable beneficiary is effective as of the date you complete an Acceptable Notice, regardless of whether the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy is alive when we receive the notice.

•	We are not liable for any payment or other actions we take based on existing Beneficiary designations before we receive your Acceptable Notice.

•	A Beneficiary generally may not pledge, commute, or otherwise encumber or alienate payments under the Policy before they are due.

Changing the owner

•	You may change the Owner by providing an Acceptable Notice to us at any time while an Insured is alive. If you change the Owner, your ownership rights terminate and the new Owner will be entitled to all rights available under the Policy.

•	The change in Owner is effective as of the date you complete an Acceptable Notice, regardless of whether the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy is alive when we receive the request.

•	We are not liable for any payment or other actions we take before we receive your Acceptable Notice.

•	Changing the Owner does not automatically change the Beneficiary or the Insured(s).

•	Changing the Owner may have tax consequences. You should consult a tax adviser before changing the Owner.

Assigning the policy

•	You may assign Policy rights while an Insured is alive by submitting an Acceptable Notice to us. You retain any ownership rights that are not assigned.

•	An absolute assignment of the Policy will cause the assignee to become the Owner. A collateral assignment will not cause a change of ownership. However, your interests and the interests of any Beneficiary or other person will be subject to any collateral assignment.

•	Assignments are subject to any outstanding policy loan.

•	We are not:

•	bound by any assignment unless we receive an Acceptable Notice of the assignment;

•	responsible for the validity of any assignment or determining the extent of an assignee’s interest; or

•	liable for any payment we make before we receive Acceptable Notice of the assignment.

•	Assigning the Policy may have tax consequences. You should consult a tax adviser before assigning the Policy.

Additional information on dollar cost averaging

You also decide how many scheduled transfers to make from the Fixed Account or Money Market Account to one or more Investment Accounts (although we may require a minimum number of transfers to participate in the program). If you don’t determine the number of transfers, transfers will be made until there is no Policy Value remaining in the Fixed Account or Money Market Account. We won’t charge you for any transfers made under the dollar cost averaging program. We reserve the right to only allow you to start one dollar cost averaging program in any Policy Year.

You will receive confirmations of transfers made under the dollar cost averaging program. You are responsible for reviewing the confirmations to verify that the transfers are being made as requested. There is no additional charge for dollar cost averaging. A transfer under this program is not considered a transfer for purposes of assessing any transfer fee.

We may modify, suspend, or discontinue the dollar cost averaging program at any time, which may include specifying a minimum number of transfers you will need to specify in order to a participate in the program. We will give you at least 30 days’ notice if we discontinue the program.

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-3

Suicide exclusion

If an Insured commits suicide within 2 years of the Issue Date, the Policy will terminate and our liability will be limited to an amount equal to the Premiums paid, less any Outstanding Loan Amounts, and less any partial withdrawals previously paid. However, if the Policy is issued as a result of a conversion option from term insurance, the suicide period will be measured from the Issue Date of the term policy.

If an Insured commits suicide within 2 years from the effective date of any increase in Face Amount for which evidence of insurability had been provided, or within 2 years from the effective date of a Death Benefit Option change, the Policy will terminate and our liability will be limited to the death benefit that would have been payable had the increase or change not taken effect. We will also refund to your Policy Value any additional cost of insurance, Policy fee, and Rider charges associated with such increase or change.

Misstatement of age or sex

If an Insured’s age or, in most states, gender was stated incorrectly in the application and we discover such misstatement after the death of the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy, the amount of death benefit will be that which would be purchased by the most recent deduction for the cost of insurance charge at the correct age or gender. The amount of death benefit for any Riders will be that which would be purchased by the most recent deduction for Rider charges at the correct age or gender. However, in most states, if we discover such misstatement while an Insured is living, we will retroactively adjust the Policy Value to reflect the Monthly Charges that should have been made for the correct age or gender of the Insured.

Policy termination

Your Policy will terminate on the earliest of:

•	the end of the Grace Period without a sufficient payment;

•	the date the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy dies;

•	the effective date of the exchange of this Policy for a paid-up life insurance policy;

•	the date this Policy is exchanged for another life insurance or annuity policy; or

•	the date you Surrender the Policy.

Additional information on sales of the policies

TC Services, a subsidiary of Teachers Insurance and Annuity Association of America (TIAA), which is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority, or FINRA, is the “principal underwriter” of interests in the Policy. TC Services’ main offices are at 730 Third Avenue, New York, New York 10017-3206.

We offer the Policies to the public on a continuous basis through TC Services. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

TC Services offers the Policies through their sales representatives. Sales representatives must be registered representatives of TC Services or another entity that has entered into a selling agreement with TC Services, be licensed as insurance agents and be appointed by us. No sales commissions are paid in connection with the distribution of the Policies. However, registered investment advisers that are unaffiliated with the Separate Account, TC Services and the Company may charge an advisory fee to clients purchasing a Policy. Additionally, we pay TC Services a fee from our general account assets for sales of all Policies in the Separate Account. (Prior to May 1, 2012, the principal underwriter of the Policies was Teachers Personal Investors Services Inc. (“TPIS”), also a subsidiary of TIAA. TPIS is registered with the SEC as a broker-dealer and is a member of FINRA. During fiscal year 2013, we paid TC Services $3,307,236, during fiscal year 2012, we paid TPIS and TC Services $1,648,441, and during fiscal year 2011, we paid TPIS $82,928. We intend to recoup payments made to TC Services through fees and charges imposed under the Policy.

Illustrations

We may provide illustrations for death benefit, Policy Value, and Cash Surrender Value based on hypothetical rates of return that are not guaranteed. The illustrations also assume costs of insurance for a hypothetical person or for hypothetical people. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your rates of return and insurance charges may be higher or lower than these illustrations. The actual return on your Policy Value will depend on factors such as the amounts you allocate to particular Allocation Options, the amounts deducted for the Policy’s Monthly Charges, the underlying Portfolios’ expense ratios, and your Policy loan and partial withdrawal history.

Before you purchase the Policy and upon request thereafter, we will provide illustrations of future benefits under the Policy based upon the proposed Insureds’ ages and Underwriting Classes, the death benefit option, Face Amount, planned Premiums, and Riders requested. We reserve the right to charge a reasonable fee for this service to persons who request more than one Policy illustration during a Policy Year.

B-4	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

Performance data

In order to demonstrate how the actual investment performance of the Portfolios could have affected the death benefit, Policy Value, and Cash Surrender Value of the Policy, we may provide hypothetical illustrations using the actual investment performance of each Portfolio or corresponding Investment Account since its inception. These hypothetical illustrations are designed to show the performance that could have resulted if the Policy had been in existence during the period illustrated and are not indicative of future performance.

The values we illustrate for death benefit, Policy Value, and Cash Surrender Value take into account all applicable charges and deductions from the Policy (current and guaranteed), the Separate Account, and the Portfolios. We have not deducted charges for any Riders. These charges would lower the performance figures significantly if reflected.

During extended periods of low interest rates, the yields of any Investment Account investing in a money market Portfolio may also become extremely low and possibly negative, particularly after the deduction of Policy and Separate Account charges.

From time to time, we may advertise yields, effective yields, and total returns for the Investment Accounts. These figures are based on historical earnings and do not indicate or project future performance. We may also advertise performance of the Investment Accounts in comparison to certain performance rankings and indices. Effective yields and total returns for an Investment Account are based on the investment performance of the corresponding Portfolio. Portfolio expenses influence Portfolio performance.

In advertising and sales literature, the performance of each Investment Account may be compared to the performance of other variable life insurance issuers in general or to the performance of particular types of variable life insurance investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Investment Accounts. Lipper Analytical Services, Inc. (“Lipper”) and Morningstar Annuity Research Center (“MARC” formerly “VARDS”) are independent services that monitor and rank the performance of variable life insurance issuers in major categories of investment objectives on an industry-wide basis. The performance analyses prepared by Lipper and MARC each rank these issues on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, MARC prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives. In addition to Lipper and MARC, we also may rely on other third-party independent services to provide similar information.

Advertising and sales literature for the Policies may also compare the performance of the Investment Accounts to the Standard & Poor’s Composite Index of 500 Common Stocks, the Morgan Stanley EAFE® Index, the Russell 1000® Index, the Russell 2000® Index, and the Dow Jones Indices, all widely used measures of stock market performance. These unmanaged indices assume the reinvestment of dividends, but do not reflect any “deduction” for the expense of operating or managing an investment portfolio.

Advertising and sales literature for the Policies may also contain information on the effect of tax deferred compounding on Investment Account investment returns, or returns in general. The tax deferral may be illustrated by graphs and charts and may include a comparison of various points in time of the return from an investment in a Policy (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a currently taxable basis. All income and capital gains derived from Investment Account investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the Portfolio’s investment experience is positive.

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Portfolio in which an Investment Account invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

You also should refer to your personalized illustrations that illustrate variations of the death benefit, Policy Values, and Cash Surrender Values under your Policy.

Total returns

The total return of an Investment Account refers to return quotations assuming an investment under a Policy has been held in the Investment Account for various periods of time including, but not limited to, a period measured from the date the Investment Account commenced operations. For periods prior to the date an Investment Account commenced operations, performance information for Policies funded by that Investment Account may also be calculated based on the performance of the corresponding Portfolio and the assumption that the Investment Account was in existence for the same periods as those indicated for the Portfolio, with the current level of Policy charges. The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Policy to the value of that investment (reflecting only Common Charges, as described below) as of the last day of each of the periods for which total return quotations are provided. The ending date for each period for which total return quotations are provided will normally be for the most recent calendar quarter, considering the type and media of the communication and will be stated in the communication. Average annual total return information shows the average percentage change in the value of an investment in the Investment Account from the beginning date of the measuring period to the end of that period.

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-5

Until an Investment Account has been in operation for 10 years, we will include quotes of average annual total return for the period measured from the Investment Account’s inception. When an Investment Account has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed. Average annual total return for the Investment Accounts may include information for the period before any Policies were registered under the Securities Act of 1933, from the inception of the Investment Accounts, with the level of Policy charges currently in effect.

Average annual total returns reflect total underlying Portfolio expenses and certain Policy fees and charges assumed to apply to all Policy owners, including the mortality and expense risk charge (“Common Charges”). However, charges such as the monthly cost of insurance charge and policy fee (which are based on factors, such as gender, Issue Age, Underwriting Class, Policy Year, Policy Value, death benefit option, Face Amount, and which therefore vary with each Policy) (“Non-Common Charges”) are not reflected in average annual total returns, nor is the Premium Tax Charge. If Non-Common Charges were deducted, performance would be significantly lower.

Because of the charges and deductions imposed under a Policy, performance data for the Investment Accounts will be lower than performance data for their corresponding Portfolios. The performance of an Investment Account will be affected by expense reimbursements and fee waivers applicable to their corresponding Portfolios. Without these reimbursements and waivers, performance would be lower. Each of the Portfolios has provided all performance information, including the Portfolio total value information used to calculate the total returns of the Investment Accounts for periods prior to the inception of the Investment Accounts.

Performance for any given past period is not an indication or representation of future performance. The performance of each Investment Account will fluctuate on a daily basis.

Additional information

Legal developments regarding unisex actuarial tables

In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of gender. In that case, the Supreme Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower federal courts indicate that, in other factual circumstances, the Title VII prohibition of gender-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit the use of gender-distinct mortality tables under certain circumstances. The Policies, other than Policies issued in states that require “unisex” policies (currently Montana), are based upon actuarial tables that distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy.

Reports to owners

At least once each year, we will send you a report showing the following information as of the end of the report period:

•	the current Policy Value

•	the current Face Amount

•	the current Cash Surrender Value

•	the current Death Benefit Proceeds

•	the current Outstanding Loan Amounts

•	the current interest rates applicable to the Fixed Account and Loan Account

•	any activity since the last report (e.g., Premiums paid, partial withdrawals, charges and deductions)

•	any other information required by law.

We currently send these reports within 45 days of each Policy Anniversary. In addition, we may send you a quarterly statement and will send you confirmation statements reflecting the status of the Policy following certain transactions, including the transfer of amounts from one Allocation Option to another, the taking of a loan, the repayment of a loan, a partial withdrawal, and the payment of any Premiums. Scheduled transactions such as monthly charges will not generate a confirmation but will be reported on your periodic statements.

We can prepare a similar report for you at other times for a reasonable fee. We may limit the scope and frequency of these requested reports. We will also send you annual and semi-annual reports containing the financial statements of each Portfolio in which you are invested through an Investment Account.

Safekeeping of account assets

We hold the Separate Account’s assets physically segregated and apart from the general account. We maintain records of all purchases and sales of Portfolio shares by each of the Investment Accounts.

B-6	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

Records

We will maintain all records relating to the Separate Account and the Fixed Account at the company’s offices, 730 Third Avenue, New York, New York 10017.

Legal matters

All matters of applicable state and federal law pertaining to the contracts, including TIAA-CREF Life’s right to issue the contracts, have been passed upon by Meredith Kornreich, General Counsel of TIAA-CREF Life.

EXPERTS

PricewaterhouseCoopers LLP is the independent registered public accounting firm for the TIAA-CREF Life Separate Account VLI-1. PricewaterhouseCoopers LLP is also the independent auditor of TIAA-CREF Life Insurance Company and Teachers Insurance and Annuity Association of America.

Separate Account Financial Statements

The financial statements of TIAA-CREF Life Separate Account VLI-1 as of December 31, 2013 and for each of the periods indicated therein included in this Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, located at 100 East Pratt Street, Suite 1900, Baltimore, MD 21202 given on the authority of said firm as experts in auditing and accounting.

TIAA-CREF Life Insurance Company Statutory Basis Financial Statements

The statutory basis financial statements as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013 included in this Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, located at 300 Madison Avenue, New York, New York 10017, given on the authority of said firm as experts in auditing and accounting.

Teachers Insurance and Annuity Association of America Statutory Basis Financial Statements

The statutory basis financial statements as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013 included in this Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, located at 300 Madison Avenue, New York, New York 10017, given on the authority of said firm as experts in auditing and accounting.

Additional information about the company

We are a stock life insurance company incorporated under the laws of the state of New York on November 20, 1996. We are a wholly owned subsidiary of TIAA.

TIAA is a stock life insurance company, organized under the laws of the state of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in the state of New York in 1952.

Together, TIAA and CREF, serving approximately 4.8 million people, form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management. Neither TIAA nor CREF stands behind our guarantees with respect to the Policies.

We have a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that we will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain our capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain our financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any of our contract owners with recourse to TIAA.

We are subject to regulation by the New York Department of Financial Services (“Department”), as well as by the insurance departments of all other states and jurisdictions in which we do business. We established the Separate Account to support the Investment Accounts under the Policy and under other variable life insurance policies we may issue. Our general account supports the Fixed Account and the Loan Account under the Policy. We are engaged in the business of issuing life insurance policies and annuity contracts, and we are currently licensed to do business in 50 states and the District of Columbia.

We submit annual statements on our operations and finances to insurance officials in all states and jurisdictions in which we do business. To the extent required, we have filed the Policy described in this prospectus with insurance officials in those jurisdictions in which the Policy is sold.

We intend to reinsure a portion of the risks assumed under the Policies.

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-7

Additional information about the separate account

We established the TIAA-CREF Life Separate Account VLI-1 as a separate investment account under New York law on May 23, 2001. It is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended. As part of the Company, the Separate Account is also subject to regulation by the Department and the insurance departments of some other jurisdictions in which the Policy is offered.

Management-related service contracts

Pursuant to an administrative service agreement with our parent company, TIAA, McCamish Systems LLC, a Georgia Limited Liability Company, provides product administration to TIAA-CREF Life. We also have an agreement with State Street Bank and Trust Company, a trust company established under the laws of the Commonwealth of Massachusetts, to perform investment accounting and recordkeeping functions for the investment securities, other non-cash investment properties, and/or monies in the Separate Account of TIAA-CREF Life. TIAA-CREF Life on behalf of the Separate Account has entered an agreement whereby JPMorgan will provide certain custodial settlement and other associated services to the Separate Account.

McCamish Systems LLC is located at 6425 Powers Ferry Road Suite 300, Atlanta, GA 30339. For years 2013, 2012, and 2011 TIAA-CREF Life provided total compensation for product administrative services of $ 12,106,765, $12,281,977, and $6,889,292 for all life insurance and non-qualified annuities product administration. State Street Bank and Trust Company is located at One Lincoln Street, Boston, Massachusetts, 02111. For years 2013, 2012, and 2011, TIAA-CREF Life paid custody fees of $290,625, $305,206, and $ 288,019 JP Morgan is located at One Beacon Street, Floor 19, Boston, MA 02108. For years 2013, 2012, and 2011, TIAA-CREF Life provided total compensation for trade settlement services of $78,918, $82,278, and $96,750.

Potential conflicts of interest

In addition to the Separate Account, the Portfolios may sell shares to other separate accounts of the Company to support variable annuity contracts and variable life insurance policies. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Portfolios simultaneously.

Other information

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 450 Fifth Street, W., Washington, DC 20549-0102.

Financial statements

Audited financial statements of the Separate Account, TIAA-CREF Life, and Teachers Insurance and Annuity Association of America (TIAA) follow.

TIAA-CREF Life’s financial statements should be considered only as bearing upon TIAA-CREF Life’s ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account. TIAA financial statements should be considered only as bearing upon TIAA’s ability to meet its obligations under the financial support agreement with TIAA-CREF Life. They should not be considered as bearing on the ability of TIAA-CREF Life’s ability to meet its obligations under the Contracts nor on the investment performance of the assets held in the Separate Account.

B-8	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-9

Report of independent registered public accounting firm

To the Contractowners of TIAA-CREF Life Separate Account VLI-1 and

the Board of Directors of TIAA-CREF Life Insurance Company:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts listed in Note 4 of TIAA-CREF Life Separate Account VLI-1 at December 31, 2013, the results of each of their operations for the period then ended and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of TIAA-CREF Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of the underlying investee mutual fund shares at December 31, 2013 with the transfer agent of the investee mutual funds or the investee mutual funds directly, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP (signed)

Baltimore, Maryland

April 17, 2014

B-10	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

Statements of assets and liabilities

TIAA-CREF Life Separate Account VLI-1  ■  December 31, 2013

	TIAA-CREF Life Bond Sub-Account	TIAA-CREF Life Growth Equity Sub-Account	TIAA-CREF Life Growth & Income Sub-Account	TIAA-CREF Life International Equity Sub-Account	TIAA-CREF Life Large Cap Value Sub-Account
ASSETS
Investments, at value	$3,032,759	$3,324,135	$7,615,689	$7,260,270	$2,530,094
Total assets	$3,032,759	$3,324,135	$7,615,689	$7,260,270	$2,530,094

NET ASSETS—Accumulation fund	$3,032,759	$3,324,135	$7,615,689	$7,260,270	$2,530,094

Investments, at cost	$3,144,327	$2,031,253	$6,180,871	$5,901,695	$2,150,995
Shares held in corresponding Funds	121,505	126,057	205,718	360,311	69,053

UNIT VALUE
Flexible Premium Variable Universal Life	$—	$27.71	$47.06	$31.13	$—
Intelligent Life VUL/ Intelligent Life Survivorship VUL
Mortality & Expense Charge Band 1	32.27	25.76	42.13	27.42	50.93
Mortality & Expense Charge Band 2	33.07	26.38	43.16	28.10	52.18
Mortality & Expense Charge Band 3	33.88	27.01	44.23	28.79	53.47

Statements of operations

TIAA-CREF Life Separate Account VLI-1  ■  For the period or year ended December 31, 2013

	TIAA-CREF Life Bond Sub-Account	TIAA-CREF Life Growth Equity Sub-Account	TIAA-CREF Life Growth & Income Sub-Account	TIAA-CREF Life International Equity Sub-Account	TIAA-CREF Life Large Cap Value Sub-Account
INVESTMENT INCOME
Dividends	$76,366	$7,929	$72,557	$155,353	$43,991

EXPENSES
Administrative expenses	—	3,415	6,356	3,247	—
Mortality and expense risk charges	17,028	9,785	24,874	25,812	12,901
Total expenses	17,028	13,200	31,230	29,059	12,901
Net investment income (loss)	59,338	(5,271)	41,327	126,294	31,090

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	(6,039)	74,594	402,801	138,202	138,975
Capital gain distributions	20,259	—	623,286	—	133,460
Net realized gain (loss)	14,220	74,594	1,026,087	138,202	272,435
Net change in unrealized appreciation (depreciation) on investments	(136,378)	870,280	798,575	944,275	233,215
Net realized and unrealized gain (loss) on investments	(122,158)	944,874	1,824,662	1,082,477	505,650
Net increase (decrease) in net assets resulting from operations	$(62,820)	$939,603	$1,865,989	$1,208,771	$536,740

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-11

Statements of assets and liabilities

TIAA-CREF Life Separate Account VLI-1  ■  December 31, 2013

	TIAA-CREF Life Money Market Sub-Account	TIAA-CREF Life Real Estate Securities Sub-Account	TIAA-CREF Life Small Cap Equity Sub-Account	TIAA-CREF Life Social Choice Equity Sub-Account	TIAA-CREF Life Stock Index Sub-Account
ASSETS
Investments, at value	$6,118,579	$2,607,741	$1,573,061	$2,024,393	$16,431,060
Total assets	$6,118,579	$2,607,741	$1,573,061	$2,024,393	$16,431,060

NET ASSETS—Accumulation fund	$6,118,579	$2,607,741	$1,573,061	$2,024,393	$16,431,060

Investments, at cost	$6,118,579	$2,580,242	$1,448,985	$1,535,134	$12,284,358
Shares held in corresponding Funds	6,118,579	88,820	43,311	55,630	398,619

UNIT VALUE
Flexible Premium Variable Universal Life	$—	$—	$—	$45.42	$54.42
Intelligent Life VUL/ Intelligent Life Survivorship VUL
Mortality & Expense Charge Band 1	1.05	42.55	51.99	39.29	45.68
Mortality & Expense Charge Band 2	1.07	43.60	53.27	40.25	46.81
Mortality & Expense Charge Band 3	1.10	44.67	54.58	41.25	47.96

Statements of operations

TIAA-CREF Life Separate Account VLI-1  ■  For the period or year ended December 31, 2013

	TIAA-CREF Life Money Market Sub-Account	TIAA-CREF Life Real Estate Securities Sub-Account	TIAA-CREF Life Small Cap Equity Sub-Account	TIAA-CREF Life Social Choice Equity Sub-Account	TIAA-CREF Life Stock Index Sub-Account
INVESTMENT INCOME
Dividends	$352	$46,806	$9,126	$28,729	$268,647

EXPENSES
Administrative expenses	—	—	—	1,748	6,069
Mortality and expense risk charges	48,279	16,502	8,214	6,239	63,294
Total expenses	48,279	16,502	8,214	7,987	69,363
Net investment income (loss)	(47,927)	30,304	912	20,742	199,284

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	—	147,192	104,344	127,214	688,880
Capital gain distributions	—	—	232,804	—	24,076
Net realized gain (loss)	—	147,192	337,148	127,214	712,956
Net change in unrealized appreciation (depreciation) on investments	—	(160,795)	64,410	340,289	2,708,166
Net realized and unrealized gain (loss) on investments	—	(13,603)	401,558	467,503	3,421,122
Net increase (decrease) in net assets resulting from operations	$(47,927)	$16,701	$402,470	$488,245	$3,620,406

B-12	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	Calamos Growth & Income Portfolio Sub-Account	ClearBridge Variable Aggressive Growth Portfolio— Class I Sub-Account	ClearBridge Variable Small Cap Growth Portfolio—Class I Sub-Account	DFA VA Global Bond Portfolio Sub-Account	DFA VA International Small Portfolio Sub-Account

ASSETS
Investments, at value	$704,478	$937,538	$388,502	$237,612	$556,711
Total assets	$704,478	$937,538	$388,502	$237,612	$556,711

NET ASSETS—Accumulation fund	$704,478	$937,538	$388,502	$237,612	$556,711

Investments, at cost	$658,840	$790,300	$348,490	$242,610	$522,944
Shares held in corresponding Funds	45,509	35,153	16,141	22,311	45,298

UNIT VALUE
Intelligent Life VUL/ Intelligent Life Survivorship VUL
Mortality & Expense Charge Band 1	$20.99	$16.32	$29.61	$25.22	$32.87
Mortality & Expense Charge Band 2	21.51	16.65	30.32	25.34	33.04
Mortality & Expense Charge Band 3	22.04	16.99	31.05	—	33.20

	Calamos Growth & Income Portfolio Sub-Account	ClearBridge Variable Aggressive Growth Portfolio— Class I Sub-Account	ClearBridge Variable Small Cap Growth Portfolio—Class I Sub-Account	DFA VA Global Bond Portfolio Sub-Account	DFA VA International Small Portfolio Sub-Account

INVESTMENT INCOME
Dividends	$8,466	$2,229	$132	$1,081	$11,115

EXPENSES
Mortality and expense risk charges	5,806	4,573	2,267	1,457	2,039
Total expenses	5,806	4,573	2,267	1,457	2,039
Net investment income (loss)	2,660	(2,344)	(2,135)	(376)	9,076

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	26,295	70,430	44,150	(409)	17,390
Capital gain distributions	30,601	42,126	25,143	3,399	15,186
Net realized gain (loss)	56,896	112,556	69,293	2,990	32,576
Net change in unrealized appreciation (depreciation) on investments	52,149	133,739	37,831	(4,536)	31,357
Net realized and unrealized gain (loss) on investments	109,045	246,295	107,124	(1,546)	63,933
Net increase (decrease) in net assets resulting from operations	$111,705	$243,951	$104,989	$(1,922)	$73,009

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-13

Statements of assets and liabilities

TIAA-CREF Life Separate Account VLI-1  ■  December 31, 2013

	DFA VA International Value Portfolio Sub-Account	DFA VA Short- Term Fixed Portfolio Sub-Account	DFA VA US Large Value Portfolio Sub-Account	DFA VA US Targeted Value Portfolio Sub-Account	Delaware VIP Diversified Income Series—Standard Class Sub-Account
ASSETS
Investments, at value	$554,177	$170,355	$1,271,288	$568,603	$2,111,810
Total assets	$554,177	$170,355	$1,271,288	$568,603	$2,111,810

NET ASSETS—Accumulation fund	$554,177	$170,355	$1,271,288	$568,603	$2,111,810

Investments, at cost	$512,123	$170,782	$1,207,860	$496,613	$2,164,969
Shares held in corresponding Funds	42,015	16,718	58,103	30,309	200,552

UNIT VALUE
Intelligent Life VUL/ Intelligent Life Survivorship VUL
Mortality & Expense Charge Band 1	$32.53	$24.76	$37.77	$38.65	$14.47
Mortality & Expense Charge Band 2	32.70	24.88	37.96	38.84	14.82
Mortality & Expense Charge Band 3	32.86	—	38.15	39.04	15.17

Statements of operations

TIAA-CREF Life Separate Account VLI-1  ■  For the period or year ended December 31, 2013

	DFA VA International Value Portfolio Sub-Account	DFA VA Short- Term Fixed Portfolio Sub-Account	DFA VA US Large Value Portfolio Sub-Account	DFA VA US Targeted Value Portfolio Sub-Account	Delaware VIP Diversified Income Series—Standard Class Sub-Account
INVESTMENT INCOME
Dividends	$12,497	$448	$16,784	$3,779	$49,260

EXPENSES
Mortality and expense risk charges	2,573	1,064	5,483	1,820	13,245
Total expenses	2,573	1,064	5,483	1,820	13,245
Net investment income (loss)	9,924	(616)	11,301	1,959	36,015

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	23,951	(8)	41,857	7,802	(10,439)
Capital gain distributions	—	150	95,994	—	28,608
Net realized gain (loss)	23,951	142	137,851	7,802	18,169
Net change in unrealized appreciation (depreciation) on investments	37,326	(373)	61,656	70,616	(91,177)
Net realized and unrealized gain (loss) on investments	61,277	(231)	199,507	78,418	(73,008)
Net increase (decrease) in net assets resulting from operations	$71,201	$(847)	$210,808	$80,377	$(36,993)

B-14	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	Delaware VIP International Value Equity Series— Standard Class Sub-Account	Delaware VIP Small Cap Value Series— Standard Class Sub-Account	Franklin Income Securities Fund— Class 1 Sub-Account	Franklin Small- Mid Cap Growth Securities Fund— Class 1 Sub-Account	ING Clarion Global Real Estate Portfolio— Class 1 Sub-Account
ASSETS
Investments, at value	$529,226	$1,357,368	$626,569	$901,365	$479,306
Total assets	$529,226	$1,357,368	$626,569	$901,365	$479,306

NET ASSETS—Accumulation fund	$529,226	$1,357,368	$626,569	$901,365	$479,306

Investments, at cost	$458,065	$1,182,167	$589,393	$755,416	$489,395
Shares held in corresponding Funds	43,415	32,535	37,928	31,761	43,732

UNIT VALUE
Intelligent Life VUL/ Intelligent Life Survivorship VUL
Mortality & Expense Charge Band 1	$23.47	$53.09	$25.45	$36.28	$33.26
Mortality & Expense Charge Band 2	24.04	54.37	26.08	37.16	33.63
Mortality & Expense Charge Band 3	24.62	55.68	26.72	38.06	34.00

	Delaware VIP International Value Equity Series— Standard Class Sub-Account	Delaware VIP Small Cap Value Series—Standard Class Sub-Account	Franklin Income Securities Fund— Class 1 Sub-Account	Franklin Small- Mid Cap Growth Securities Fund— Class 1 Sub-Account	ING Clarion Global Real Estate Portfolio— Class 1 Sub-Account
INVESTMENT INCOME
Dividends	$6,212	$6,625	$38,634	$—	$24,301

EXPENSES
Mortality and expense risk charges	3,308	5,364	3,604	5,746	2,602
Total expenses	3,308	5,364	3,604	5,746	2,602
Net investment income (loss)	2,904	1,261	35,030	(5,746)	21,699

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	36,176	125,549	18,993	44,864	24,415
Capital gain distributions	—	42,005	—	42,892	—
Net realized gain (loss)	36,176	167,554	18,993	87,756	24,415
Net change in unrealized appreciation (depreciation) on investments	48,838	114,330	16,983	157,298	(37,513)
Net realized and unrealized gain (loss) on investments	85,014	281,884	35,976	245,054	(13,098)
Net increase (decrease) in net assets resulting from operations	$87,918	$283,145	$71,006	$239,308	$8,601

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-15

Statements of assets and liabilities

TIAA-CREF Life Separate Account VLI-1  ■  December 31, 2013

	Janus Aspen Forty Portfolio— Institutional Shares Sub-Account	Janus Aspen Overseas Portfolio— Institutional Shares Sub-Account	Janus Aspen Perkins Mid Cap Value Portfolio— Institutional Shares Sub-Account	MFS Growth Series— Initial Class Sub-Account	MFS Global Equity Series— Initial Class Sub-Account
ASSETS
Investments, at value	$847,068	$1,467,905	$634,362	$1,380,936	$820,279
Total assets	$847,068	$1,467,905	$634,362	$1,380,936	$820,279

NET ASSETS—Accumulation fund	$847,068	$1,467,905	$634,362	$1,380,936	$820,279

Investments, at cost	$683,847	$1,281,581	$545,077	$1,068,029	$648,205
Shares held in corresponding Funds	15,881	34,933	32,869	35,345	42,767

UNIT VALUE
Intelligent Life VUL/ Intelligent Life Survivorship VUL
Mortality & Expense Charge Band 1	$50.92	$58.97	$26.83	$36.84	$23.17
Mortality & Expense Charge Band 2	52.17	60.41	27.49	37.75	23.73
Mortality & Expense Charge Band 3	53.45	61.90	28.17	38.68	24.30

Statements of operations

TIAA-CREF Life Separate Account VLI-1  ■  For the period or year ended December 31, 2013

	Janus Aspen Forty Portfolio— Institutional Shares Sub-Account	Janus Aspen Overseas Portfolio— Institutional Shares Sub-Account	Janus Aspen Perkins Mid Cap Value Portfolio— Institutional Shares Sub-Account	MFS Growth Series— Initial Class Sub-Account	MFS Global Equity Series— Initial Class Sub-Account
INVESTMENT INCOME
Dividends	$5,518	$51,201	$7,525	$11,961	$6,185

EXPENSES
Mortality and expense risk charges	5,270	11,622	4,589	8,580	4,076
Total expenses	5,270	11,622	4,589	8,580	4,076
Net investment income (loss)	248	39,579	2,936	3,381	2,109

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	85,754	(159,135)	76,398	79,366	25,393
Capital gain distributions	—	—	11,926	—	—
Net realized gain (loss)	85,754	(159,135)	88,324	79,366	25,393
Net change in unrealized appreciation (depreciation) on investments	105,365	317,898	69,124	279,214	123,906
Net realized and unrealized gain (loss) on investments	191,119	158,763	157,448	358,580	149,299
Net increase (decrease) in net assets resulting from operations	$191,367	$198,342	$160,384	$361,961	$151,408

B-16	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	MFS Investors Growth Stock Series— Initial Class Sub-Account	MFS Utilities Series— Initial Class Sub-Account	Mutual Shares Securities Fund— Class 1 Sub-Account	Neuberger Berman Advisers Management Trust Large Cap Value Portfolio— I Class Sub-Account	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio— I Class Sub-Account
ASSETS
Investments, at value	$266,690	$317,421	$1,225,388	$250,526	$273,155
Total assets	$266,690	$317,421	$1,225,388	$250,526	$273,155

NET ASSETS—Accumulation fund	$266,690	$317,421	$1,225,388	$250,526	$273,155

Investments, at cost	$227,454	$284,678	$1,063,596	$217,176	$245,091
Shares held in corresponding Funds	17,408	9,957	55,903	16,657	16,676

UNIT VALUE
Intelligent Life VUL/ Intelligent Life Survivorship VUL
Mortality & Expense Charge Band 1	$16.70	$47.83	$27.13	$28.36	$24.47
Mortality & Expense Charge Band 2	17.10	49.01	27.79	29.05	25.06
Mortality & Expense Charge Band 3	17.52	50.22	28.48	29.76	25.67

	MFS Investors Growth Stock Series— Initial Class Sub-Account	MFS Utilities Series— Initial Class Sub-Account	Mutual Shares Securities Fund— Class 1 Sub-Account	Neuberger Berman Advisers Management Trust Large Cap Value Portfolio— I Class Sub-Account	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio— I Class Sub-Account
INVESTMENT INCOME
Dividends	$7,744	$12,276	$24,742	$2,627	$2,680

EXPENSES
Mortality and expense risk charges	1,419	1,966	7,667	1,165	1,416
Total expenses	1,419	1,966	7,667	1,165	1,416
Net investment income (loss)	6,325	10,310	17,075	1,462	1,264

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	5,164	3,655	131,143	7,371	20,728
Capital gain distributions	—	—	—	—	—
Net realized gain (loss)	5,164	3,655	131,143	7,371	20,728
Net change in unrealized appreciation (depreciation) on investments	37,684	29,710	105,941	26,766	39,732
Net realized and unrealized gain (loss) on investments	42,848	33,365	237,084	34,137	60,460
Net increase (decrease) in net assets resulting from operations	$49,173	$43,675	$254,159	$35,599	$61,724

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-17

Statements of assets and liabilities

TIAA-CREF Life Separate Account VLI-1  ■  December 31, 2013

	PIMCO VIT All Asset Portfolio— Institutional Class Sub-Account	PIMCO VIT Commodity Real Return Strategy Portfolio—Inst. Class Sub-Account	PIMCO VIT Emerging Markets Bond Portfolio—Inst. Class Sub-Account	PIMCO VIT Global Bond Portfolio (Unhedged)— Institutional Class Sub-Account	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account
ASSETS
Investments, at value	$1,050,663	$36,253	$3,602	$626,635	$1,513,945
Total assets	$1,050,663	$36,253	$3,602	$626,635	$1,513,945

NET ASSETS—Accumulation fund	$1,050,663	$36,253	$3,602	$626,635	$1,513,945

Investments, at cost	$1,083,317	$36,644	$3,602	$688,751	$1,682,841
Shares held in corresponding Funds	95,689	6,083	268	50,781	120,154

UNIT VALUE
Intelligent Life VUL/ Intelligent Life Survivorship VUL
Mortality & Expense Charge Band 1	$16.87	$25.05	$24.58	$17.23	$16.71
Mortality & Expense Charge Band 2	17.28	—	—	17.66	17.11
Mortality & Expense Charge Band 3	17.71	—	—	18.09	17.53

Statements of operations

TIAA-CREF Life Separate Account VLI-1  ■  For the period or year ended December 31, 2013

	PIMCO VIT All Asset Portfolio— Institutional Class Sub-Account	PIMCO VIT Commodity Real Return Strategy Portfolio—Inst. Class Sub-Account*	PIMCO VIT Emerging Markets Bond Portfolio—Inst. Class Sub- Account**	PIMCO VIT Global Bond Portfolio (Unhedged)— Institutional Class Sub-Account	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account
INVESTMENT INCOME
Dividends	$51,160	$—	$—	$8,626	$29,581

EXPENSES
Mortality and expense risk charges	6,785	1	—	4,735	9,521
Total expenses	6,785	1	—	4,735	9,521
Net investment income (loss)	44,375	(1)	—	3,891	20,060

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	32,016	—	—	(35,190)	(28,152)
Capital gain distributions	—	—	—	4,417	12,127
Net realized gain (loss)	32,016	—	—	(30,773)	(16,025)
Net change in unrealized appreciation (depreciation) on investments	(72,762)	(391)	—	(42,525)	(155,258)
Net realized and unrealized gain (loss) on investments	(40,746)	(391)	—	(73,298)	(171,283)
Net increase (decrease) in net assets resulting from operations	$3,629	$(392)	$—	$(69,407)	$(151,223)

*	For the period December 30, 2013 (commencement of operations) to December 31, 2013.

**	For the period December 31,2013 (commencement of operations).

B-18	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	PVC Equity Income Account— Class 1 Sub-Account	PVC MidCap Account—Class 1 Sub-Account	Prudential Series Fund—Jennison 20/20 Focus Portfolio— Class II Sub-Account	Prudential Series Fund— Natural Resources Portfolio—Class II Sub-Account	Prudential Series Fund—Value Portfolio— Class II Sub-Account
ASSETS
Investments, at value	$835,471	$798,244	$333,838	$541,435	$120,944
Total assets	$835,471	$798,244	$333,838	$541,435	$120,944

NET ASSETS—Accumulation fund	$835,471	$798,244	$333,838	$541,435	$120,944

Investments, at cost	$707,687	$709,580	$293,993	$509,342	$84,752
Shares held in corresponding Funds	39,784	13,445	16,576	14,721	5,014

UNIT VALUE
Intelligent Life VUL/ Intelligent Life Survivorship VUL
Mortality & Expense Charge Band 1	$28.37	$33.68	$22.56	$56.37	$33.09
Mortality & Expense Charge Band 2	29.07	34.51	23.11	57.75	33.90
Mortality & Expense Charge Band 3	29.79	35.36	23.68	59.17	—

	PVC Equity Income Account— Class 1 Sub-Account	PVC MidCap Account—Class 1 Sub-Account	Prudential Series Fund—Jennison 20/20 Focus Portfolio— Class II Sub-Account	Prudential Series Fund— Natural Resources Portfolio—Class II Sub-Account	Prudential Series Fund—Value Portfolio— Class II Sub-Account
INVESTMENT INCOME
Dividends	$21,671	$9,601	$—	$—	$—

EXPENSES
Mortality and expense risk charges	4,274	3,896	2,033	3,850	827
Total expenses	4,274	3,896	2,033	3,850	827
Net investment income (loss)	17,397	5,705	(2,033)	(3,850)	(827)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	34,928	53,977	38,273	(48,328)	519
Capital gain distributions	—	30,617	—	—	—
Net realized gain (loss)	34,928	84,594	38,273	(48,328)	519
Net change in unrealized appreciation (depreciation) on investments	87,423	69,293	33,699	96,654	28,019
Net realized and unrealized gain (loss) on investments	122,351	153,887	71,972	48,326	28,538
Net increase (decrease) in net assets resulting from operations	$139,748	$159,592	$69,939	$44,476	$27,711

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-19

Statements of assets and liabilities

TIAA-CREF Life Separate Account VLI-1  ■  December 31, 2013

	Royce Capital Fund Micro-Cap Portfolio— Investment Class Sub-Account	Royce Capital Fund Small-Cap Portfolio— Investment Class Sub-Account	T. Rowe Price® Limited-Term Bond Portfolio Sub-Account	Templeton Developing Markets Securities Fund— Class 1 Sub-Account	Wanger International Sub-Account
ASSETS
Investments, at value	$359,305	$1,898,373	$279,321	$1,706,916	$795,507
Total assets	$359,305	$1,898,373	$279,321	$1,706,916	$795,507

NET ASSETS—Accumulation fund	$359,305	$1,898,373	$279,321	$1,706,916	$795,507

Investments, at cost	$320,817	$1,660,482	$281,807	$1,675,803	$712,440
Shares held in corresponding Funds	28,005	136,377	56,888	166,366	23,025

UNIT VALUE
Intelligent Life VUL/ Intelligent Life Survivorship VUL
Mortality & Expense Charge Band 1	$19.56	$17.64	$24.97	$15.50	$58.14
Mortality & Expense Charge Band 2	20.03	18.07	25.11	15.88	59.57
Mortality & Expense Charge Band 3	20.52	18.50	25.25	16.27	61.04

Statements of operations

TIAA-CREF Life Separate Account VLI-1  ■  For the period or year ended December 31, 2013

	Royce Capital Fund Micro-Cap Portfolio— Investment Class Sub-Account	Royce Capital Fund Small-Cap Portfolio— Investment Class Sub-Account	T. Rowe Price® Limited-Term Bond Portfolio Sub-Account	Templeton Developing Markets Securities Fund— Class 1 Sub-Account	Wanger International Sub-Account
INVESTMENT INCOME
Dividends	$1,717	$18,675	$3,210	$27,998	$15,694

EXPENSES
Mortality and expense risk charges	2,387	11,131	1,467	10,108	4,299
Total expenses	2,387	11,131	1,467	10,108	4,299
Net investment income (loss)	(670)	7,544	1,743	17,890	11,395

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	416	194,299	(833)	17,385	19,524
Capital gain distributions	8,999	97,065	—	—	36,411
Net realized gain (loss)	9,415	291,364	(833)	17,385	55,935
Net change in unrealized appreciation (depreciation) on investments	44,912	172,232	(2,364)	(35,453)	52,828
Net realized and unrealized gain (loss) on investments	54,327	463,596	(3,197)	(18,068)	108,763
Net increase (decrease) in net assets resulting from operations	$53,657	$471,140	$(1,454)	$(178)	$120,158

B-20	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	Wanger Select Sub-Account	Wanger USA Sub-Account	Western Asset Variable Global High Yield Bond Portfolio—Class I Sub-Account
ASSETS
Investments, at value	$288,948	$343,593	$425,403
Total assets	$288,948	$343,593	$425,403

NET ASSETS—Accumulation fund	$288,948	$343,593	$425,403

Investments, at cost	$239,802	$276,065	$438,732
Shares held in corresponding Funds	7,936	8,354	52,390

UNIT VALUE
Intelligent Life VUL/ Intelligent Life Survivorship VUL
Mortality & Expense Charge Band 1	$37.30	$58.15	$14.30
Mortality & Expense Charge Band 2	38.19	59.59	14.59
Mortality & Expense Charge Band 3	39.12	61.06	14.88

	Wanger Select Sub-Account	Wanger USA Sub-Account	Western Asset Variable Global High Yield Bond Portfolio—Class I Sub-Account
INVESTMENT INCOME
Dividends	$438	$382	$25,167

EXPENSES
Mortality and expense risk charges	1,337	2,055	2,080
Total expenses	1,337	2,055	2,080
Net investment income (loss)	(899)	(1,673)	23,087

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	17,567	9,806	7,013
Capital gain distributions	2,215	24,246	—
Net realized gain (loss)	19,782	34,052	7,013
Net change in unrealized appreciation (depreciation) on investments	41,381	51,521	(9,833)
Net realized and unrealized gain (loss) on investments	61,163	85,573	(2,820)
Net increase (decrease) in net assets resulting from operations	$60,264	$83,900	$20,267

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-21

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-1 ■ For the period or year ended

	TIAA-CREF Life Bond Sub-Account		TIAA-CREF Life Growth Equity Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
FROM OPERATIONS
Net investment income (loss)	$59,338	$84,262	$(5,271)	$5,022
Net realized gain (loss)	14,220	75,889	74,594	158,242
Net change in unrealized appreciation (depreciation) on investments	(136,378)	18,896	870,280	197,177
Net increase (decrease) in net assets resulting from operations	(62,820)	179,047	939,603	360,441

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	336,241	383,858	193,944	363,312
Net contractowner transfers between accounts	228,746	(396,821)	(70,545)	(144,594)
Withdrawals and death benefits (b)	(332,044)	(168,161)	(151,903)	(279,409)
Net increase (decrease) in net assets resulting from contractowner transactions	232,943	(181,124)	(28,504)	(60,691)
Net increase (decrease) in net assets	170,123	(2,077)	911,099	299,750

NET ASSETS
Beginning of period	2,862,636	2,864,713	2,413,036	2,113,286
End of period	$3,032,759	$2,862,636	$3,324,135	$2,413,036

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	84,192	89,554	124,064	126,575
Units purchased	10,233	11,737	8,713	20,535
Units sold/transferred	(3,319)	(17,099)	(10,116)	(23,046)
End of period	91,106	84,192	122,661	124,064

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-22	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	TIAA-CREF Life Growth & Income Sub-Account		TIAA-CREF Life International Equity Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
FROM OPERATIONS
Net investment income (loss)	$41,327	$68,894	$126,294	$50,620
Net realized gain (loss)	1,026,087	392,060	138,202	(261,884)
Net change in unrealized appreciation (depreciation) on investments	798,575	237,655	944,275	1,275,685
Net increase (decrease) in net assets resulting from operations	1,865,989	698,609	1,208,771	1,064,421

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	713,330	571,925	895,367	461,876
Net contractowner transfers between accounts	(16,102)	71,239	901,317	(199,931)
Withdrawals and death benefits (b)	(314,309)	(383,146)	(297,243)	(198,695)
Net increase (decrease) in net assets resulting from contractowner transactions	382,919	260,018	1,499,441	63,250
Net increase (decrease) in net assets	2,248,908	958,627	2,708,212	1,127,671

NET ASSETS
Beginning of period	5,366,781	4,408,154	4,552,058	3,424,387
End of period	$7,615,689	$5,366,781	$7,260,270	$4,552,058

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	159,509	152,518	193,889	189,481
Units purchased	18,751	18,181	35,332	23,607
Units sold/transferred	(8,654)	(11,190)	21,779	(19,199)
End of period	169,606	159,509	251,000	193,889

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-23

Statements of changes in net assets

TIAA-CREF Life Separate Account VLI-1  ■  For the period or year ended

	TIAA-CREF Life Large Cap Value Sub-Account		TIAA-CREF Life Money Market Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
FROM OPERATIONS
Net investment income (loss)	$31,090	$17,763	$(47,927)	$(49,596)
Net realized gain (loss)	272,435	109,105	—	—
Net change in unrealized appreciation (depreciation) on investments	233,215	126,247	—	—
Net increase (decrease) in net assets resulting from operations	536,740	253,115	(47,927)	(49,596)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	140,790	97,213	15,642,226	27,223,318
Net contractowner transfers between accounts	448,782	(47,580)	(5,373,185)	(2,400,977)
Withdrawals and death benefits (b)	(105,842)	(105,947)	(10,399,956)	(25,574,657)
Net increase (decrease) in net assets resulting from contractowner transactions	483,730	(56,314)	(130,915)	(752,316)
Net increase (decrease) in net assets	1,020,470	196,801	(178,842)	(801,912)

NET ASSETS
Beginning of period	1,509,624	1,312,823	6,297,421	7,099,333
End of period	$2,530,094	$1,509,624	$6,118,579	$6,297,421

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	38,721	40,249	5,880,268	6,575,520
Units purchased	3,170	2,716	14,874,451	25,612,270
Units sold/transferred	6,654	(4,244)	(15,005,272)	(26,307,522)
End of period	48,545	38,721	5,749,447	5,880,268

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-24	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	TIAA-CREF Life Real Estate Securities Sub-Account		TIAA-CREF Life Small Cap Equity Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
FROM OPERATIONS
Net investment income (loss)	$30,304	$23,823	$912	$4,125
Net realized gain (loss)	147,192	174,925	337,148	109,096
Net change in unrealized appreciation (depreciation) on investments	(160,795)	75,045	64,410	6,200
Net increase (decrease) in net assets resulting from operations	16,701	273,793	402,470	119,421

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	446,876	495,698	135,575	94,145
Net contractowner transfers between accounts	191,213	274,494	126,544	(68,086)
Withdrawals and death benefits (b)	(131,859)	(114,266)	(40,555)	(104,843)
Net increase (decrease) in net assets resulting from contractowner transactions	506,230	655,926	221,564	(78,784)
Net increase (decrease) in net assets	522,931	929,719	624,034	40,637

NET ASSETS
Beginning of period	2,084,810	1,155,091	949,027	908,390
End of period	$2,607,741	$2,084,810	$1,573,061	$949,027

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	48,675	32,062	24,836	26,964
Units purchased	10,259	12,506	3,005	2,588
Units sold/transferred	1,039	4,107	1,654	(4,716)
End of period	59,973	48,675	29,495	24,836

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-25

Statements of changes in net assets

TIAA-CREF Life Separate Account VLI-1  ■  For the period or year ended

	TIAA-CREF Life Social Choice Sub-Account		TIAA-CREF Life Stock Index Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
FROM OPERATIONS
Net investment income (loss)	$20,742	$20,399	$199,284	$172,004
Net realized gain (loss)	127,214	19,326	712,956	213,392
Net change in unrealized appreciation (depreciation) on investments	340,289	115,868	2,708,166	906,936
Net increase (decrease) in net assets resulting from operations	488,245	155,593	3,620,406	1,292,332

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	188,588	212,694	1,619,848	1,151,847
Net contractowner transfers between accounts	124,590	13,356	949,888	822,763
Withdrawals and death benefits (b)	(187,991)	(87,939)	(411,658)	(316,981)
Net increase (decrease) in net assets resulting from contractowner transactions	125,187	138,111	2,158,078	1,657,629
Net increase (decrease) in net assets	613,432	293,704	5,778,484	2,949,961

NET ASSETS
Beginning of period	1,410,961	1,117,257	10,652,576	7,702,615
End of period	$2,024,393	$1,410,961	$16,431,060	$10,652,576

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	43,998	39,414	291,415	242,678
Units purchased	5,127	7,329	39,171	34,592
Units sold/transferred	(1,700)	(2,745)	9,136	14,145
End of period	47,425	43,998	339,722	291,415

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-26	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	Calamos Growth & Income Portfolio Sub-Account		ClearBridge Variable Aggressive Growth Portfolio— Class I Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
FROM OPERATIONS
Net investment income (loss)	$2,660	$10,450	$(2,344)	$(530)
Net realized gain (loss)	56,896	24,545	112,556	17,528
Net change in unrealized appreciation (depreciation) on investments	52,149	2,112	133,739	16,998
Net increase (decrease) in net assets resulting from operations	111,705	37,107	243,951	33,996

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	48,844	249,490	53,229	25,616
Net contractowner transfers between accounts	(150,270)	174,868	236,623	228,838
Withdrawals and death benefits (b)	(172,683)	(42,382)	(15,069)	(9,914)
Net increase (decrease) in net assets resulting from contractowner transactions	(274,109)	381,976	274,783	244,540
Net increase (decrease) in net assets	(162,404)	419,083	518,734	278,536

NET ASSETS
Beginning of period	866,882	447,799	418,804	140,268
End of period	$704,478	$866,882	$937,538	$418,804

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	46,862	26,112	37,034	14,723
Units purchased	2,569	13,802	3,882	2,404
Units sold/transferred	(16,573)	6,948	15,397	19,907
End of period	32,858	46,862	56,313	37,034

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-27

Statements of changes in net assets

TIAA-CREF Life Separate Account VLI-1  ■  For the period or year ended

	ClearBridge Variable Small Cap Growth Portfolio— Class I Sub-Account		DFA VA Global Bond Portfolio Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012*
FROM OPERATIONS
Net investment income (loss)	$(2,135)	$35	$(376)	$429
Net realized gain (loss)	69,293	12,866	2,990	361
Net change in unrealized appreciation (depreciation) on investments	37,831	(806)	(4,536)	(461)
Net increase (decrease) in net assets resulting from operations	104,989	12,095	(1,922)	329

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	76,487	27,426	53,748	10,085
Net contractowner transfers between accounts	68,836	37,023	156,811	23,290
Withdrawals and death benefits (b)	(908)	(48,059)	(4,658)	(71)
Net increase (decrease) in net assets resulting from contract owner transactions	144,415	16,390	205,901	33,304
Net increase (decrease) in net assets	249,404	28,485	203,979	33,633

NET ASSETS
Beginning of period	139,098	110,613	33,633	—
End of period	$388,502	$139,098	$237,612	$33,633

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	6,785	6,361	1,316	—
Units purchased	3,111	1,395	2,122	394
Units sold/transferred	3,001	(971)	5,965	922
End of period	12,897	6,785	9,403	1,316

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
*	For the period June 8, 2012 (commencement of operations) to December 31, 2012.

B-28	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	DFA VA International Small Portfolio Sub-Account		DFA VA International Value Portfolio Sub-Account
	December 31, 2013	December 31, 2012^	December 31, 2013	December 31, 2012#
FROM OPERATIONS
Net investment income (loss)	$9,076	$950	$9,924	$2,548
Net realized gain (loss)	32,576	860	23,951	(798)
Net change in unrealized appreciation (depreciation) on investments	31,357	2,411	37,326	4,728
Net increase (decrease) in net assets resulting from operations	73,009	4,221	71,201	6,478

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	113,897	5,781	156,107	16,102
Net contractowner transfers between accounts	324,247	39,391	228,611	80,172
Withdrawals and death benefits (b)	(3,657)	(178)	(4,322)	(172)
Net increase (decrease) in net assets resulting from contract owner transactions	434,487	44,994	380,396	96,102
Net increase (decrease) in net assets	507,496	49,215	451,597	102,580

NET ASSETS
Beginning of period	49,215	—	102,580	—
End of period	$556,711	$49,215	$554,177	$102,580

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	1,885	—	3,793	—
Units purchased	3,919	237	5,343	613
Units sold/transferred	11,087	1,648	7,848	3,180
End of period	16,891	1,885	16,984	3,793

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
^	For the period May 16, 2012 (commencement of operations) to December 31, 2012.
#	For the period July 11, 2012 (commencement of operations) to December 31, 2012.

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-29

Statements of changes in net assets

TIAA-CREF Life Separate Account VLI-1  ■  For the period or year ended

	DFA VA Short-Term Fixed Portfolio Sub-Account		DFA VA US Large Value Portfolio Sub-Account
	December 31, 2013	December 31, 2012**	December 31, 2013	December 31, 2012^
FROM OPERATIONS
Net investment income (loss)	$(616)	$27	$11,301	$699
Net realized gain (loss)	142	8	137,851	153
Net change in unrealized appreciation (depreciation) on investments	(373)	(54)	61,656	1,772
Net increase (decrease) in net assets resulting from operations	(847)	(19)	210,808	2,624

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	30,880	4,723	292,214	10,617
Net contractowner transfers between accounts	145,474	8,516	710,632	56,548
Withdrawals and death benefits (b)	(18,295)	(77)	(12,044)	(111)
Net increase (decrease) in net assets resulting from contractowner transactions	158,059	13,162	990,802	67,054
Net increase (decrease) in net assets	157,212	13,143	1,201,610	69,678

NET ASSETS
Beginning of period	13,143	—	69,678	—
End of period	$170,355	$13,143	$1,271,288	$69,678

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	527	—	2,572	—
Units purchased	1,243	189	8,795	422
Units sold/transferred	5,092	338	22,171	2,150
End of period	6,862	527	33,538	2,572

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
^	For the period May 16, 2012 (commencement of operations) to December 31, 2012.
**	For the period October 16, 2012 (commencement of operations) to December 31, 2012.

B-30	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	DFA VA US Targeted Value Portfolio Sub-Account		Delaware VIP Diversified Income Series— Standard Class Sub-Account
	December 31, 2013	December 31, 2012#	December 31, 2013	December 31, 2012
FROM OPERATIONS
Net investment income (loss)	$1,959	$241	$36,015	$55,932
Net realized gain (loss)	7,802	(147)	18,169	6,537
Net change in unrealized appreciation (depreciation) on investments	70,616	1,375	(91,177)	29,881
Net increase (decrease) in net assets resulting from operations	80,377	1,469	(36,993)	92,350

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	165,285	610	311,386	392,234
Net contractowner transfers between accounts	301,588	23,466	(177,510)	779,648
Withdrawals and death benefits (b)	(4,110)	(82)	(72,678)	(56,214)
Net increase (decrease) in net assets resulting from contractowner transactions	462,763	23,994	61,198	1,115,668
Net increase (decrease) in net assets	543,140	25,463	24,205	1,208,018

NET ASSETS
Beginning of period	25,463	—	2,087,605	879,587
End of period	$568,603	$25,463	$2,111,810	$2,087,605

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	944	—	138,108	61,970
Units purchased	5,140	24	21,315	27,373
Units sold/transferred	8,556	920	(16,643)	48,765
End of period	14,640	944	142,780	138,108

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
#	For the period July 11, 2012 (commencement of operations) to December 31, 2012.

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-31

Statements of changes in net assets

TIAA-CREF Life Separate Account VLI-1  ■  For the period or year ended

	Delaware VIP International Value Equity Series— Standard Class Sub-Account		Delaware VIP Small Cap Value Series— Standard Class Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
FROM OPERATIONS
Net investment income (loss)	$2,904	$7,013	$1,261	$1,423
Net realized gain (loss)	36,176	(31,177)	167,554	65,877
Net change in unrealized appreciation (depreciation) on investments	48,838	65,518	114,330	18,349
Net increase (decrease) in net assets resulting from operations	87,918	41,354	283,145	85,649

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	57,540	48,500	59,495	26,681
Net contractowner transfers between accounts	77,802	55,953	302,214	91,935
Withdrawals and death benefits (b)	(69,434)	(100,213)	(33,269)	(87,279)
Net increase (decrease) in net assets resulting from contractowner transactions	65,908	4,240	328,440	31,337
Net increase (decrease) in net assets	153,826	45,594	611,585	116,986

NET ASSETS
Beginning of period	375,400	329,806	745,783	628,797
End of period	$529,226	$375,400	$1,357,368	$745,783

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	19,181	19,319	18,232	17,386
Units purchased	2,736	2,654	1,258	687
Units sold/transferred	201	(2,792)	5,252	159
End of period	22,118	19,181	24,742	18,232

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-32	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	Franklin Income Securities Fund— Class 1 Sub-Account		Franklin Small-Mid Cap Growth Securities Fund— Class 1 Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
FROM OPERATIONS
Net investment income (loss)	$35,030	$24,689	$(5,746)	$(3,251)
Net realized gain (loss)	18,993	15,772	87,756	38,433
Net change in unrealized appreciation (depreciation) on investments	16,983	11,655	157,298	(17,264)
Net increase (decrease) in net assets resulting from operations	71,006	52,116	239,308	17,918

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	98,120	48,995	238,664	356,987
Net contractowner transfers between accounts	55,264	(236,518)	(168,091)	130,463
Withdrawals and death benefits (b)	(22,624)	(87,982)	(32,029)	(18,385)
Net increase (decrease) in net assets resulting from contractowner transactions	130,760	(275,505)	38,544	469,065
Net increase (decrease) in net assets	201,766	(223,389)	277,852	486,983

NET ASSETS
Beginning of period	424,803	648,192	623,513	136,530
End of period	$626,569	$424,803	$901,365	$623,513

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	18,515	31,775	23,255	5,672
Units purchased	4,016	2,314	7,847	13,595
Units sold/transferred	1,476	(15,574)	(6,680)	3,988
End of period	24,007	18,515	24,422	23,255

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-33

Statements of changes in net assets

TIAA-CREF Life Separate Account VLI-1  ■  For the period or year ended

	ING Clarion Global Real Estate Portfolio— Class 1 Sub-Account		Janus Aspen Forty Portfolio— Institutional Shares Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
FROM OPERATIONS
Net investment income (loss)	$21,699	$269	$248	$422
Net realized gain (loss)	24,415	(630)	85,754	77,537
Net change in unrealized appreciation (depreciation) on investments	(37,513)	44,522	105,365	44,902
Net increase (decrease) in net assets resulting from operations	8,601	44,161	191,367	122,861

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	79,087	40,801	80,090	81,285
Net contractowner transfers between accounts	159,240	(18,948)	(69,065)	27,727
Withdrawals and death benefits (b)	(5,696)	(8,154)	(53,326)	(37,359)
Net increase (decrease) in net assets resulting from contractowner transactions	232,631	13,699	(42,301)	71,653
Net increase (decrease) in net assets	241,232	57,860	149,066	194,514

NET ASSETS
Beginning of period	238,074	180,214	698,002	503,488
End of period	$479,306	$238,074	$847,068	$698,002

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	7,306	6,931	17,528	15,578
Units purchased	2,357	1,424	1,834	2,218
Units sold/transferred	4,587	(1,049)	(3,053)	(268)
End of period	14,250	7,306	16,309	17,528

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-34	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	Janus Aspen Overseas Portfolio— Institutional Shares Sub-Account		Janus Aspen Perkins Mid Cap Value Portfolio— Institutional Shares Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
FROM OPERATIONS
Net investment income (loss)	$39,579	$919	$2,936	$2,979
Net realized gain (loss)	(159,135)	93,969	88,324	79,777
Net change in unrealized appreciation (depreciation) on investments	317,898	38,826	69,124	(3,628)
Net increase (decrease) in net assets resulting from operations	198,342	133,714	160,384	79,128

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	226,492	652,828	68,014	101,279
Net contractowner transfers between accounts	(613,262)	158,530	(429,356)	26,575
Withdrawals and death benefits (b)	(101,037)	(57,920)	(18,162)	(34,381)
Net increase (decrease) in net assets resulting from contractowner transactions	(487,807)	753,438	(379,504)	93,473
Net increase (decrease) in net assets	(289,465)	887,152	(219,120)	172,601

NET ASSETS
Beginning of period	1,757,370	870,218	853,482	680,881
End of period	$1,467,905	$1,757,370	$634,362	$853,482

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	33,284	18,561	38,759	34,196
Units purchased	4,215	12,988	2,763	4,768
Units sold/transferred	(13,007)	1,735	(18,384)	(205)
End of period	24,492	33,284	23,138	38,759

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-35

Statements of changes in net assets

TIAA-CREF Life Separate Account VLI-1  ■  For the period or year ended

	MFS Growth Series— Initial Class Sub-Account		MFS Global Equity Series— Initial Class Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
FROM OPERATIONS
Net investment income (loss)	$3,381	$(3,357)	$2,109	$2,525
Net realized gain (loss)	79,366	13,077	25,393	9,227
Net change in unrealized appreciation (depreciation) on investments	279,214	29,466	123,906	53,133
Net increase (decrease) in net assets resulting from operations	361,961	39,186	151,408	64,885

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	104,191	429,696	58,558	21,033
Net contractowner transfers between accounts	176,316	235,566	198,576	196,087
Withdrawals and death benefits (b)	(36,652)	(27,531)	(13,436)	(5,589)
Net increase (decrease) in net assets resulting from contractowner transactions	243,855	637,731	243,698	211,531
Net increase (decrease) in net assets	605,816	676,917	395,106	276,416

NET ASSETS
Beginning of period	775,120	98,203	425,173	148,757
End of period	$1,380,936	$775,120	$820,279	$425,173

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	27,991	4,159	22,719	9,801
Units purchased	3,601	16,546	2,743	1,242
Units sold/transferred	5,128	7,286	9,096	11,676
End of period	36,720	27,991	34,558	22,719

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-36	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	MFS Investors Growth Stock Series— Initial Class Sub-Account		MFS Utilities Series— Initial Class Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
FROM OPERATIONS
Net investment income (loss)	$6,325	$1,298	$10,310	$12,525
Net realized gain (loss)	5,164	29,112	3,655	2,498
Net change in unrealized appreciation (depreciation) on investments	37,684	(5,680)	29,710	3,599
Net increase (decrease) in net assets resulting from operations	49,173	24,730	43,675	18,622

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	41,729	13,727	33,730	32,343
Net contractowner transfers between accounts	79,321	(60,261)	97,009	(32,769)
Withdrawals and death benefits (b)	(5,726)	(11,855)	(8,104)	(26,981)
Net increase (decrease) in net assets resulting from contractowner transactions	115,324	(58,389)	122,635	(27,407)
Net increase (decrease) in net assets	164,497	(33,659)	166,310	(8,785)

NET ASSETS
Beginning of period	102,193	135,852	151,111	159,896
End of period	$266,690	$102,193	$317,421	$151,111

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	7,789	11,885	3,732	4,439
Units purchased	2,822	1,105	772	848
Units sold/transferred	5,081	(5,201)	2,031	(1,555)
End of period	15,692	7,789	6,535	3,732

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-37

Statements of changes in net assets

TIAA-CREF Life Separate Account VLI-1  ■  For the period or year ended

	Mutual Shares Securities Fund— Class 1 Sub-Account		Neuberger Berman Advisers Management Trust Large Cap Value Portfolio— I Class Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
FROM OPERATIONS
Net investment income (loss)	$17,075	$10,229	$1,462	$(269)
Net realized gain (loss)	131,143	16,416	7,371	1,279
Net change in unrealized appreciation (depreciation) on investments	105,941	37,492	26,766	11,133
Net increase (decrease) in net assets resulting from operations	254,159	64,137	35,599	12,143

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	252,762	417,017	12,776	7,037
Net contractowner transfers between accounts	(3,492)	29,733	141,665	(47,952)
Withdrawals and death benefits (b)	(73,862)	(21,415)	(10,758)	(3,168)
Net increase (decrease) in net assets resulting from contractowner transactions	175,408	425,335	143,683	(44,083)
Net increase (decrease) in net assets	429,567	489,472	179,282	(31,940)

NET ASSETS
Beginning of period	795,821	306,349	71,244	103,184
End of period	$1,225,388	$795,821	$250,526	$71,244

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	36,855	16,123	3,233	5,399
Units purchased	10,482	20,623	510	342
Units sold/transferred	(3,164)	109	4,881	(2,508)
End of period	44,173	36,855	8,624	3,233

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-38	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio— I Class Sub-Account		PIMCO VIT All Asset Portfolio— Institutional Class Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
FROM OPERATIONS
Net investment income (loss)	$1,264	$(222)	$44,375	$43,568
Net realized gain (loss)	20,728	19,510	32,016	(693)
Net change in unrealized appreciation (depreciation) on investments	39,732	(9,171)	(72,762)	71,475
Net increase (decrease) in net assets resulting from operations	61,724	10,117	3,629	114,350

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	51,594	8,246	211,203	193,204
Net contractowner transfers between accounts	88,913	1,164	(148,537)	58,343
Withdrawals and death benefits (b)	(4,214)	(9,455)	(107,020)	(83,927)
Net increase (decrease) in net assets resulting from contractowner transactions	136,293	(45)	(44,354)	167,620
Net increase (decrease) in net assets	198,017	10,072	(40,725)	281,970

NET ASSETS
Beginning of period	75,138	65,066	1,091,388	809,418
End of period	$273,155	$75,138	$1,050,663	$1,091,388

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	4,136	4,094	63,230	53,643
Units purchased	2,379	475	12,362	12,059
Units sold/transferred	4,378	(433)	(14,853)	(2,472)
End of period	10,893	4,136	60,739	63,230

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-39

Statements of changes in net assets

TIAA-CREF Life Separate Account VLI-1  ■  For the period or year ended

	PIMCO VIT Commodity Real Return Strategy Portfolo— Institutional Class Sub-Account	PIMCO VIT Emerging Markets Bond Portfolio— Institutional Class Sub-Account	PIMCO VIT Global Bond Portfolio (Unhedged)— Institutional Class Sub-Account
	December 31, 2013§	December 31, 2013‡	December 31, 2013	December 31, 2012
FROM OPERATIONS
Net investment income (loss)	$(1)	$—	$3,891	$41,680
Net realized gain (loss)	—	—	(30,773)	36,101
Net change in unrealized appreciation (depreciation) on investments	(391)	—	(42,525)	(24,542)
Net increase (decrease) in net assets resulting from operations	(392)	—	(69,407)	53,239

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	706	353	106,722	108,889
Net contractowner transfers between accounts	35,933	3,250	(129,429)	(256,827)
Withdrawals and death benefits (b)	6	(1)	(24,178)	(20,204)
Net increase (decrease) in net assets resulting from contractowner transactions	36,645	3,602	(46,885)	(168,142)
Net increase (decrease) in net assets	36,253	3,602	(116,292)	(114,903)

NET ASSETS
Beginning of period	—	—	742,927	857,830
End of period	$36,253	$3,602	$626,635	$742,927

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	—	—	38,297	47,015
Units purchased	28	14	5,932	5,914
Units sold/transferred	1,419	133	(8,561)	(14,632)
End of period	1,447	147	35,668	38,297

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
§	For the period December 30, 2013 (commencement of operations) to December 31, 2013.
‡	For the period December 31, 2013 (commencement of operations).

B-40	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account		PVC Equity Income Account— Class 1 Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
FROM OPERATIONS
Net investment income (loss)	$20,060	$74,825	$17,397	$10,498
Net realized gain (loss)	(16,025)	91,365	34,928	52,042
Net change in unrealized appreciation (depreciation) on investments	(155,258)	(63,229)	87,423	(6,588)
Net increase (decrease) in net assets resulting from operations	(151,223)	102,961	139,748	55,952

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	240,570	156,590	91,551	42,357
Net contractowner transfers between accounts	70,194	124,165	168,871	(91,051)
Withdrawals and death benefits (b)	(80,343)	(65,028)	(19,647)	(30,662)
Net increase (decrease) in net assets resulting from contractowner transactions	230,421	215,727	240,775	(79,356)
Net increase (decrease) in net assets	79,198	318,688	380,523	(23,404)

NET ASSETS
Beginning of period	1,434,747	1,116,059	454,948	478,352
End of period	$1,513,945	$1,434,747	$835,471	$454,948

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	75,792	64,023	19,863	23,463
Units purchased	13,563	8,610	3,601	1,962
Units sold/transferred	(933)	3,159	5,333	(5,562)
End of period	88,422	75,792	28,797	19,863

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-41

Statements of changes in net assets

TIAA-CREF Life Separate Account VLI-1  ■  For the period or year ended

	PVC MidCap Account— Class 1 Sub-Account		Prudential Series Fund— Jennison 20/20 Focus Portfolio— Class II Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
FROM OPERATIONS
Net investment income (loss)	$5,705	$(319)	$(2,033)	$7,233
Net realized gain (loss)	84,594	47,521	38,273	17,603
Net change in unrealized appreciation (depreciation) on investments	69,293	3,207	33,699	7,812
Net increase (decrease) in net assets resulting from operations	159,592	50,409	69,939	32,648

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	104,107	21,170	29,910	22,591
Net contractowner transfers between accounts	285,466	(151,305)	563	(154,917)
Withdrawals and death benefits (b)	(14,456)	(6,561)	15,588	(6,032)
Net increase (decrease) in net assets resulting from contractowner transactions	375,117	(136,696)	46,061	(138,358)
Net increase (decrease) in net assets	534,709	(86,287)	116,000	(105,710)

NET ASSETS
Beginning of period	263,535	349,822	217,838	323,548
End of period	$798,244	$263,535	$333,838	$217,838

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	10,239	16,086	12,237	19,888
Units purchased	3,472	885	1,526	1,308
Units sold/transferred	9,427	(6,732)	782	(8,959)
End of period	23,138	10,239	14,545	12,237

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-42	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	Prudential Series Fund— Natural Resources Portfolio— Class II Sub-Account		Prudential Series Fund— Value Portfolio— Class II Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
FROM OPERATIONS
Net investment income (loss)	$(3,850)	$41,946	$(827)	$(288)
Net realized gain (loss)	(48,328)	(71,335)	519	3,001
Net change in unrealized appreciation (depreciation) on investments	96,654	6,848	28,019	10,313
Net increase (decrease) in net assets resulting from operations	44,476	(22,541)	27,711	13,026

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	67,369	89,516	6,898	7,875
Net contractowner transfers between accounts	(107,948)	5,189	6,291	12,766
Withdrawals and death benefits (b)	(25,992)	(79,785)	(2,813)	(31,588)
Net increase (decrease) in net assets resulting from contractowner transactions	(66,571)	14,920	10,376	(10,947)
Net increase (decrease) in net assets	(22,095)	(7,621)	38,087	2,079

NET ASSETS
Beginning of period	563,530	571,151	82,857	80,778
End of period	$541,435	$563,530	$120,944	$82,857

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	10,675	10,436	3,256	3,607
Units purchased	1,258	1,690	239	326
Units sold/transferred	(2,490)	(1,451)	116	(677)
End of period	9,443	10,675	3,611	3,256

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-43

Statements of changes in net assets

TIAA-CREF Life Separate Account VLI-1  ■  For the period or year ended

	Royce Capital Fund Micro-Cap Portfolio— Investment Class Sub-Account		Royce Capital Fund Small-Cap Portfolio— Investment Class Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
FROM OPERATIONS
Net investment income (loss)	$(670)	$(2,530)	$7,544	$(6,568)
Net realized gain (loss)	9,415	(4,412)	291,364	105,349
Net change in unrealized appreciation (depreciation) on investments	44,912	26,498	172,232	12,493
Net increase (decrease) in net assets resulting from operations	53,657	19,556	471,140	111,274

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	53,963	68,848	285,796	428,783
Net contractowner transfers between accounts	(59,692)	(62,611)	(100,336)	74,632
Withdrawals and death benefits (b)	(16,785)	(22,669)	(114,023)	(51,838)
Net increase (decrease) in net assets resulting from contractowner transactions	(22,514)	(16,432)	71,437	451,577
Net increase (decrease) in net assets	31,143	3,124	542,577	562,851

NET ASSETS
Beginning of period	328,162	325,038	1,355,796	792,945
End of period	$359,305	$328,162	$1,898,373	$1,355,796

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	19,834	21,010	100,769	65,953
Units purchased	3,079	4,251	19,112	33,733
Units sold/transferred	(4,854)	(5,427)	(14,650)	1,083
End of period	18,059	19,834	105,231	100,769

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-44	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	T. Rowe Price® Limited-Term Bond Portfolio Sub-Account		Templeton Developing Markets Securities Fund— Class 1 Sub-Account
	December 31, 2013	December 31, 2012†	December 31, 2013	December 31, 2012
FROM OPERATIONS
Net investment income (loss)	$1,743	$149	$17,890	$9,196
Net realized gain (loss)	(833)	76	17,385	(37,253)
Net change in unrealized appreciation (depreciation) on investments	(2,364)	(122)	(35,453)	139,932
Net increase (decrease) in net assets resulting from operations	(1,454)	103	(178)	111,875

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	54,731	15,432	333,014	432,514
Net contractowner transfers between accounts	224,623	20,697	41,781	290,337
Withdrawals and death benefits (b)	(34,124)	(687)	(40,729)	(109,467)
Net increase (decrease) in net assets resulting from contractowner transactions	245,230	35,442	334,066	613,384
Net increase (decrease) in net assets	243,776	35,545	333,888	725,259

NET ASSETS
Beginning of period	35,545	—	1,373,028	647,769
End of period	$279,321	$35,545	$1,706,916	$1,373,028

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	1,412	—	85,465	45,399
Units purchased	2,186	612	21,612	28,727
Units sold/transferred	7,533	800	836	11,339
End of period	11,131	1,412	107,913	85,465

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
†	For the period March 27, 2012 (commencement of operations) to December 31, 2012

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-45

Statements of changes in net assets

TIAA-CREF Life Separate Account VLI-1  ■  For the period or year ended

	Wanger International Sub-Account		Wanger Select Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
FROM OPERATIONS
Net investment income (loss)	$11,395	$2,969	$(899)	$(261)
Net realized gain (loss)	55,935	10,918	19,782	(2,432)
Net change in unrealized appreciation (depreciation) on investments	52,828	58,346	41,381	22,354
Net increase (decrease) in net assets resulting from operations	120,158	72,233	60,264	19,661

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	80,555	47,168	29,333	24,285
Net contractowner transfers between accounts	135,881	212,392	13,913	75,343
Withdrawals and death benefits (b)	(14,786)	(71,614)	(8,232)	(28,848)
Net increase (decrease) in net assets resulting from contractowner transactions	201,650	187,946	35,014	70,780
Net increase (decrease) in net assets	321,808	260,179	95,278	90,441

NET ASSETS
Beginning of period	473,699	213,520	193,670	103,229
End of period	$795,507	$473,699	$288,948	$193,670

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	9,684	5,304	6,751	4,286
Units purchased	1,535	1,052	891	889
Units sold/transferred	2,192	3,328	(83)	1,576
End of period	13,411	9,684	7,559	6,751

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-46	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	Wanger USA Sub-Account		Western Asset Variable Global Bond Portfolio— Class I Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
FROM OPERATIONS
Net investment income (loss)	$(1,673)	$(807)	$23,087	$33,896
Net realized gain (loss)	34,052	12,529	7,013	21,133
Net change in unrealized appreciation (depreciation) on investments	51,521	23,920	(9,833)	27,661
Net increase (decrease) in net assets resulting from operations	83,900	35,642	20,267	82,690

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	22,740	81,772	40,525	30,010
Net contractowner transfers between accounts	8,888	(24,488)	100,944	(65,573)
Withdrawals and death benefits (b)	(8,528)	(27,423)	(237,926)	(21,617)
Net increase (decrease) in net assets resulting from contractowner transactions	23,100	29,861	(96,457)	(57,180)
Net increase (decrease) in net assets	107,000	65,503	(76,190)	25,510

NET ASSETS
Beginning of period	236,593	171,090	501,593	476,083
End of period	$343,593	$236,593	$425,403	$501,593

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	5,305	4,575	35,966	40,492
Units purchased	440	1,964	2,834	2,355
Units sold/transferred	43	(1,234)	(9,868)	(6,881)
End of period	5,788	5,305	28,932	35,966

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-47

Notes to financial statements

TIAA-CREF Life Separate Account VLI-1

Note 1 – organization and significant accounting policies

TIAA-CREF Life Separate Account VLI-1 (the “Separate Account”) was established by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) as a separate investment account under New York law on May 23, 2001 and is registered with the Securities and Exchange Commission (“Commission”) as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”). TIAA-CREF Life, which commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, is a wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”), a legal reserve life insurance company which was established under the insurance laws of the State of New York in 1918.

Investors participate in the Separate Account by purchasing one of two different variable life insurance policies: the Flexible Premium Individual Variable Universal Life Insurance Policy (referred to as “VUL”) or the Intelligent Life Flexible Premium Variable Universal Life Insurance Policy (referred to as “Intelligent Life”). Premiums received from the policies are allocated to the investment accounts (“Sub-Accounts”) of which some invest in the TIAA-CREF Life Funds (“Funds”), an open-end management investment company registered with the Commission and managed by Teachers Advisors, Inc. (“Advisors”), a wholly owned indirect subsidiary of TIAA. Accumulation Unit Values are calculated daily for each Sub-Account. VUL offers five investment Sub-Accounts and Intelligent Life offers 55 Sub-Accounts.

The following Sub-Accounts were added to the Separate Account:

Sub-Account	Inception Date	Commencement Date
Credit Suisse Trust— Commodity Return Strategy Portfolio	November 1, 2013	—
DFA VA Global Moderate Allocation Portfolio	November 1, 2013	—
PIMCO VIT Commodity Real Return Strategy Portfolio— Institutional Class	November 1, 2013	December 30, 2013
PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class	November 1, 2013	December 31, 2013

On February 18, 2013, the MFS Growth Series-Initial Class and the Janus Aspen Overseas Portfolio—Institutional Shares closed to new investors.

Effective April 29, 2013, the Legg Mason Clearbridge Variable Aggressive Growth Portfolio—Class 1 and the Legg Mason Clearbridge Variable Small Cap Growth Portfolio—Class 1 changed their names to the ClearBridge Variable Aggressive Growth Portfolio—Class 1 and the ClearBridge Variable Small Cap Growth Portfolio—Class 1, respectively.

Effective May 1, 2013, the PVC MidCap Blend Account—Class 1 changed its name to the PVC Midcap Account—Class 1.

On August 15, 2013, the PVC MidCap Account—Class 1 closed to new investors.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Sub-Accounts.

Security valuation: All investments in securities are recorded at their estimated fair value as described in the valuation of investments note to the financial statements.

Investments and investment income: Security transactions are accounted for as of the trade date for financial reporting purposes. Dividend income and capital gains distributions are recorded on the ex-dividend date. Realized gains and losses on security transactions are based on the specific identification method.

Income taxes: TIAA-CREF Life Separate Account VLI-1 is a separate account of TIAA-CREF Life, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. The Separate Account should incur no federal income tax liability. Under the rules of taxation applicable to life insurance companies, the Separate Account’s Accumulation Fund for participants will generally be treated as life insurance reserves; therefore, any increase in such reserves will be deductible. The Separate Account’s federal income tax returns are generally subject to examination for a period of three fiscal years after filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed the Separate Account’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Separate Account’s financial statements.

New accounting pronouncement: In June 2013, the Financial Accounting Standards Board issued Accounting Standard Update No. 2013-08 Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements (the “Update”). The Update modifies the criteria used in determining an investment company under U.S. GAAP and establishes certain measurement and disclosure requirements. The Update establishes that an entity regulated under the 1940 Act is automatically an investment company under U.S. GAAP. The Update is effective for interim and annual reporting periods beginning after December 15, 2013. The Separate Account expects to adopt these new disclosure requirements for the December 31, 2014 annual report. Management has reviewed the new requirements and has determined the adoption of the Update will not have a material impact on the Separate Account’s financial statements and notes disclosures.

B-48	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

Note 2 – valuation of investments

U.S. GAAP establishes a hierarchy that categorizes market inputs to valuation methods. The three levels of inputs are:

•	Level 1—quoted prices in active markets for identical securities

•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.)

•	Level 3—significant unobservable inputs (including the Sub-Accounts’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Sub-Accounts’ investments follow:

Investments in registered investment companies: These investments are valued at their net asset value on the valuation date. These investments are categorized in Level 1 of the fair value hierarchy.

Transfers between levels are recognized at the end of the reporting period. For the year ended December 31, 2013, there were no transfers between levels by the Sub-Accounts. As of December 31, 2013, all of the investments in the Sub-Accounts were valued based on Level 1 inputs.

Note 3 – expense charges and affiliates

Daily charges are deducted from the net assets of the VUL Sub-Accounts for services required to administer the Sub-Accounts and the contracts and to cover certain insurance risks borne by TIAA-CREF Life. The administrative expense charge is currently set at an annual rate of 0.20% of the net assets of the VUL Sub-Accounts. TIAA-CREF Life imposes a daily charge for bearing certain mortality and expense risks in connection with the contracts equivalent to an annual rate of 0.10% of the net assets of the VUL Sub-Accounts. TIAA-CREF Life also imposes a daily charge for bearing certain mortality and expense risks within the Intelligent Life Sub-Accounts at an annual rate of 0.95% if the total investment value is less than $100,000; 0.65% if the investment value is $100,000 to $500,000; and 0.35% if the total investment value exceeds $500,000. For Policy Years 21 and greater, the annual rate will be 0.35% regardless of the value.

There are other daily, monthly, and annual fees and costs that a contractowner will pay when buying, owning and surrendering the policy. These fees and costs are assessed through redemption of units and include the following:

Additional expense charges	Intelligent Life	Variable Universal Life
Accelerated death benefit charge (when death benefit is paid):	$0 to $200	$0 to $200

Cost of insurance (annual rate deducted monthly):
Single Life Policy	$0.18 to $1,000 per $1,000 of net amount at risk	$0.19 to $1,000 per $1,000 of net amount at risk
Last Survivor Policy	$0.20 to $1,000 per $1,000 of net amount at risk	$0.00 to $1,000 per $1,000 of net amount at risk
Single Life Term Rider	Not applicable	$0.52 to $125.71 per $1,000 of net amount at risk

Level cost of insurance endorsement (monthly):	$0.26 to $59.43 per $1,000 of net amount at risk depending upon age and term selected	Not applicable

Estate Transfer Protection Rider (annual rate deducted monthly)	$0.20 to $1,000 of net amount at risk	Not applicable

Loan interest expense / Loan interest spread (daily):	Annual rate of 5.00%	0.50% to 2.00% annually of loan account value depending upon length of policy

Loan account crediting rate (daily):	Annual rate of 4.35% to 4.80%	Annual rate of 2.00% for the first 15 policy years, and 0.50% thereafter

Partial withdrawal charge (time each withdrawal is made):	$20	None

Policy Fee (monthly):
Single Life Policy	$0 to $10	$72 to $600 annually
Last Survivor Policy	None	$72 to $996 annually

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-49

Notes to financial statements

TIAA-CREF Life Separate Account VLI-1

Additional expense charges	Intelligent Life	Variable Universal Life
Policy Unit Charge (monthly):
Single Life Policy	None	$0.24 to $1.20 per $1,000 of Face or increase in Face amount
Last Survivor Policy	None	$0.00 to $1.50 per $1,000 of Face amount
Single Life Term Rider	Not applicable	$0.00 to 1.50 per $1,000 of Face amount

Premium expense (on each payment received):	0.00% to 3.50%	4.00% to 6.00%

Transfer fee (per transfer):	$0 to $25	$0 to $25

Waiver of monthly charges rider (monthly):
Single Life Policy	3.00% to 18.39%	3.00% to 10.00%
Last Survivor Policy	Not applicable	Not applicable

The Sub-Accounts indirectly pay expenses of the underlying funds. With respect to investments in the Funds, these include management fees paid to Advisors. TIAA-CREF Life provides all administrative services for the Sub-Accounts. TIAA-CREF Individual & Institutional Services, LLC, a subsidiary of TIAA, performs distribution functions for the contracts pursuant to a Principal Underwriting and Administrative Services Agreement.

Note 4 – investments

Purchases and sales of securities for the Sub-Accounts for the year ended December 31, 2013 were as follows:

Sub-Account	Purchases	Sales
TIAA-CREF Life Bond	$1,153,518	$840,979
TIAA-CREF Life Growth Equity	221,765	255,540
TIAA-CREF Life Growth & Income	2,962,553	1,915,022
TIAA-CREF Life International Equity	3,026,304	1,400,568
TIAA-CREF Life Large-Cap Value	1,234,910	586,630
TIAA-CREF Life Money Market	15,560,316	15,739,159
TIAA-CREF Life Real Estate Securities	1,363,782	827,250
TIAA-CREF Life Small-Cap Equity	918,453	463,172
TIAA-CREF Life Social Choice Equity	1,198,606	1,052,678
TIAA-CREF Life Stock Index	5,264,410	2,882,971
Calamos Growth and Income Portfolio	185,121	425,969
ClearBridge Variable Aggressive Growth Portfolio—Class I	695,808	381,244
ClearBridge Variable Small Cap Growth Portfolio—Class I	570,995	403,570
DFA VA Global Bond Portfolio	267,885	58,960
DFA VA International Small Portfolio	667,420	208,670
DFA VA International Value Portfolio	826,276	435,956
DFA VA Short-Term Fixed Portfolio	224,049	66,455
DFA VA US Large Value Portfolio	1,360,830	262,734
DFA VA US Targeted Value Portfolio	917,107	452,385
Delaware VIP Diversified Income Series—Standard Class	1,146,814	1,020,992
Delaware VIP International Value Equity Series—Standard Class	297,601	228,789
Delaware VIP Small Cap Value Series—Standard Class	1,194,513	822,806
Franklin Income Securities Fund—Class 1	462,107	296,320
Franklin Small-Mid Cap Growth Securities Fund—Class 1	688,794	613,105
ING Clarion Global Real Estate Portfolio—Class 1	544,782	290,450
Janus Aspen Forty Portfolio—Institutional Shares	379,809	421,862
Janus Aspen Overseas Portfolio—Institutional Shares	747,653	1,195,883
Janus Aspen Perkins Mid Cap Value Portfolio—Institutional Shares	277,108	641,750
MFS Growth Series—Initial Class	632,405	385,168
MFS Global Equity Series—Initial Class	388,404	142,597
MFS Investors Growth Stock Series—Initial Class	160,152	38,506
MFS Utilities Series—Initial Class	230,595	97,651
Mutual Shares Securities Fund—Class 1	864,185	671,701
Neuberger Berman Advisers Management Trust Large Cap Value Portfolio—I Class	376,372	231,227
Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class	529,285	391,729
PIMCO VIT All Asset Portfolio—Institutional Class	716,000	715,979
PIMCO VIT Commodity Real Return Strategy Portfolio—Institutional Class	36,644	—
PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class	3,602	—
PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class	301,640	340,218
PIMCO VIT Real Return Portfolio—Institutional Class	883,708	621,100

B-50	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

Sub-Account	Purchases	Sales
PVC Equity Income Account—Class 1	$426,399	$168,227
PVC MidCap Account—Class 1	706,678	295,240
Prudential Series Fund-Jennison 20/20 Focus Portfolio—Class II	446,799	402,771
Prudential Series Fund—Natural Resources Portfolio—Class II	178,580	249,002
Prudential Series Fund—Value Portfolio—Class II	13,402	3,853
Royce Capital Fund Micro-Cap Portfolio—Investment Class	334,384	348,571
Royce Capital Fund Small-Cap Portfolio—Investment Class	1,172,091	996,044
T. Rowe Price® Limited-Term Bond Portfolio	330,433	83,461
Templeton Developing Markets Securities Fund—Class 1	1,201,916	849,958
Wanger International	473,503	224,047
Wanger Select	168,516	132,185
Wanger USA	174,888	129,214
Western Asset Variable Global High Yield Bond Portfolio—Class I	559,034	632,405

NOTE 5 – condensed financial information

					For the period ended December 31

Period	Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest	Net Assets, End of Period (000’s)	Ratio of Investment Income to Average Net Assets(d)(e)	Ratio of Expenses to Average Net Assets Lowest to Highest(b)(d)(f)	Total Return Lowest to Highest(a)(g)
TIAA-CREF Life Bond Sub-Account
2013	91	$33.09 to $34.53	$32.27 to $33.88	$3,033	2.56%	0.35% to 0.95%	(2.47)% to (1.89)%
2012	84	$31.25 to $32.41	$33.09 to $34.53	$2,863	3.45%	0.35% to 0.95%	5.90% to 6.54%
2011	90	$29.67 to $30.60	$31.25 to $32.41	$2,865	3.56%	0.35% to 0.95%	5.31% to 5.94%
2010	48	$28.02 to $28.72	$29.67 to $30.60	$1,461	3.69%	0.35% to 0.95%	5.90% to 6.53%
2009	47	$26.34 to $26.83	$28.02 to $28.72	$1,325	5.29%	0.35% to 0.95%	6.39% to 7.03%

TIAA-CREF Life Growth Equity Sub-Account
2013	123	$18.58 to $19.86	$25.76 to $27.71	$3,324	0.28%	0.30% to 0.95%	38.61% to 39.52%
2012	124	$16.03 to $17.03	$18.58 to $19.86	$2,413	0.68%	0.30% to 0.95%	15.88% to 16.64%
2011	127	$15.89 to $16.77	$16.03 to $17.03	$2,113	0.27%	0.30% to 0.95%	0.89% to 1.55%
2010	124	$14.15 to $14.83	$15.89 to $16.77	$2,047	0.49%	0.30% to 0.95%	12.34% to 13.02%
2009	126	$10.54 to $10.98	$14.15 to $14.83	$1,835	0.96%	0.30% to 0.95%	34.19% to 35.06%

TIAA-CREF Life Growth & Income Sub-Account
2013	170	$31.65 to $35.13	$42.13 to $47.06	$7,616	1.13%	0.30% to 0.95%	33.11% to 33.98%
2012	160	$27.44 to $30.26	$31.65 to $35.13	$5,367	1.91%	0.30% to 0.95%	15.33% to 16.08%
2011	153	$26.91 to $29.48	$27.44 to $30.26	$4,408	1.21%	0.30% to 0.95%	1.99% to 2.65%
2010	128	$23.95 to $26.07	$26.91 to $29.48	$3,624	1.43%	0.30% to 0.95%	12.34% to 13.01%
2009	115	$18.92 to $20.47	$23.95 to $26.07	$2,915	2.04%	0.30% to 0.95%	26.55% to 27.38%

TIAA-CREF Life International Equity Sub-Account
2013	251	$22.30 to $25.15	$27.42 to $31.13	$7,260	2.83%	0.30% to 0.95%	22.98% to 23.78%
2012	194	$17.15 to $19.22	$22.30 to $25.15	$4,552	1.80%	0.30% to 0.95%	30.03% to 30.88%
2011	189	$22.74 to $25.32	$17.15 to $19.22	$3,424	1.66%	0.30% to 0.95%	(24.60)% to (24.11)%
2010	165	$19.19 to $21.23	$22.74 to $25.32	$3,957	1.34%	0.30% to 0.95%	18.50% to 19.22%
2009	155	$14.71 to $16.16	$19.19 to $21.23	$3,131	4.07%	0.30% to 0.95%	30.50% to 31.35%

TIAA-CREF Life Large Cap Value Sub-Account
2013	49	$38.28 to $39.95	$50.93 to $53.47	$2,530	2.31%	0.35% to 0.95%	33.04% to 33.84%
2012	39	$32.17 to $33.37	$38.28 to $39.95	$1,510	1.94%	0.35% to 0.95%	19.00% to 19.72%
2011	40	$34.53 to $35.60	$32.17 to $33.37	$1,313	1.60%	0.35% to 0.95%	(6.84)% to (6.28)%
2010	37	$29.45 to $30.19	$34.53 to $35.60	$1,309	1.73%	0.35% to 0.95%	17.24% to 17.95%
2009	32	$22.62 to $23.04	$29.45 to $30.19	$940	2.05%	0.35% to 0.95%	30.22% to 31.00%

TIAA-CREF Life Money Market Sub-Account
2013	5,749	$1.06 to $1.10	$1.05 to $1.10	$6,119	0.01%	0.35% to 0.95%	(0.94)% to (0.35)%
2012	5,880	$1.07 to $1.10	$1.06 to $1.10	$6,297	0.02%	0.35% to 0.95%	(0.93)% to (0.33)%
2011	6,576	$1.08 to $1.11	$1.07 to $1.10	$7,099	0.03%	0.35% to 0.95%	(0.91)% to (0.32)%
2010	5,411	$1.09 to $1.11	$1.08 to $1.11	$5,876	0.12%	0.35% to 0.95%	(0.82)% to (0.23)%
2009	5,161	$1.09 to $1.11	$1.09 to $1.11	$5,634	0.55%	0.35% to 0.95%	(0.41)% to 0.19%

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-51

Notes to financial statements

TIAA-CREF Life Separate Account VLI-1

						For the period ended December 31

Period		Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest	Net Assets, End of Period (000’s)	Ratio of Investment Income to Average Net Assets(d)(e)	Ratio of Expenses to Average Net Assets Lowest to Highest(b)(d)(f)	Total Return Lowest to Highest(a)(g)
TIAA-CREF Life Real Estate Securities Sub-Account
2013		60	$42.16 to $44.00	$42.55 to $44.67	$2,608	2.00%	0.35% to 0.95%	0.92% to 1.53%
2012		49	$35.53 to $36.86	$42.16 to $44.00	$2,085	2.05%	0.35% to 0.95%	18.66% to 19.37%
2011		32	$33.61 to $34.66	$35.53 to $36.86	$1,155	1.29%	0.35% to 0.95%	5.72% to 6.35%
2010		29	$25.87 to $26.52	$33.61 to $34.66	$1,000	2.20%	0.35% to 0.95%	29.92% to 30.70%
2009		29	$20.87 to $21.27	$25.87 to $26.52	$745	4.59%	0.35% to 0.95%	23.93% to 24.67%

TIAA-CREF Life Small Cap Equity Sub-Account
2013		29	$37.52 to $39.16	$51.99 to $54.58	$1,573	0.72%	0.35% to 0.95%	38.55% to 39.38%
2012		25	$33.22 to $34.46	$37.52 to $39.16	$949	1.14%	0.35% to 0.95%	12.94% to 13.62%
2011		27	$35.02 to $36.11	$33.22 to $34.46	$908	0.60%	0.35% to 0.95%	(5.14)% to (4.57)%
2010		23	$27.72 to $28.41	$35.02 to $36.11	$820	0.88%	0.35% to 0.95%	26.34% to 27.10%
2009		17	$21.91 to $22.32	$27.72 to $28.41	$470	1.54%	0.35% to 0.95%	26.55% to 27.30%
TIAA-CREF Life Social Choice Equity Sub-Account
2013		47	$29.57 to $33.97	$39.29 to $45.42	$2,024	1.67%	0.30% to 0.95%	25.49% to 33.73%
2012		44	$26.18 to $29.88	$29.57 to $33.97	$1,411	2.11%	0.30% to 0.95%	12.93% to 13.67%
2011		39	$26.45 to $29.99	$26.18 to $29.88	$1,117	2.10%	0.30% to 0.95%	(0.99)% to (0.34)%
2010		26	$23.01 to $25.92	$26.45 to $29.99	$768	1.87%	0.30% to 0.95%	14.91% to 15.26%
2009		25	$17.53 to $19.62	$23.01 to $25.92	$641	2.38%	0.30% to 0.95%	31.26% to 32.12%

TIAA-CREF Life Stock Index Sub-Account
2013		340	$34.56 to $40.91	$45.68 to $54.42	$16,431	2.08%	0.30% to 0.95%	32.17% to 33.03%
2012		291	$29.99 to $35.27	$34.56 to $40.91	$10,653	2.37%	0.30% to 0.95%	15.24% to 16.00%
2011		243	$29.99 to $35.04	$29.99 to $35.27	$7,703	1.92%	0.30% to 0.95%	0.00% to 0.65%
2010		211	$25.93 to $30.09	$29.99 to $35.04	$6,692	1.94%	0.30% to 0.95%	15.69% to 16.39%
2009		184	$20.39 to $23.51	$25.93 to $30.09	$5,061	2.28%	0.30% to 0.95%	27.15% to 27.98%

Calamos Growth & Income Portfolio Sub-Account
2013		33	$18.21 to $19.00	$20.99 to $22.04	$704	1.06%	0.35% to 0.95%	15.30% to 15.99%
2012		47	$16.95 to $17.27	$18.21 to $19.00	$867	2.08%	0.35% to 0.95%	2.28% to 7.72%
2011		26	$17.44 to $17.71	$16.95 to $17.27	$448	1.67%	0.65% to 0.95%	(2.80)% to (2.51)%
2010		16	$15.78 to $15.97	$17.44 to $17.71	$290	1.93%	0.65% to 0.95%	10.54% to 10.87%
2009		13	$11.43 to $11.53	$15.78 to $15.97	$207	2.78%	0.65% to 0.95%	38.11% to 38.52%

ClearBridge Variable Aggressive Growth Portfolio–Class I Sub-Account
2013		56	$11.15 to $11.54	$16.32 to $16.99	$938	0.33%	0.35% to 0.95%	46.38% to 47.26%
2012		37	$9.48 to $9.62	$11.15 to $11.54	$419	0.49%	0.35% to 0.95%	(0.85)% to 17.95%
2011		15	$9.34 to $9.45	$9.48 to $9.62	$140	0.15%	0.65% to 0.95%	1.50% to 1.81%
2010		12	$7.54 to $7.60	$9.34 to $9.45	$114	0.18%	0.65% to 0.95%	23.83% to 24.20%
2009		8	$5.66 to $5.69	$7.54 to $7.60	$62	0.00%	0.65% to 0.95%	33.30% to 33.70%

ClearBridge Variable Small Cap Growth Portfolio–Class I Sub-Account
2013		13	$20.33 to $21.19	$29.61 to $31.05	$389	0.04%	0.35% to 0.95%	45.66% to 46.54%
2012		7	$17.18 to $17.81	$20.33 to $21.19	$139	0.77%	0.35% to 0.95%	18.30% to 19.01%
2011		6	$17.11 to $17.37	$17.18 to $17.81	$111	0.00%	0.32% to 0.95%	0.43% to 1.03%
2010		3	$13.80 to $13.96	$17.11 to $17.37	$54	0.00%	0.65% to 0.95%	24.00% to 24.37%
2009		2	$9.76	$13.80 to $13.96	$33	0.00%	0.65% to 0.95%	41.43% to 41.85%

DFA VA Global Bond Portfolio Sub-Account
2013		9	$25.55	$25.22 to $25.34	$238	0.61%	0.65% to 0.95%	(1.29)% to (0.49)%
2012	(h)	1	$25.11	$25.55	$34	4.41%	0.95%	1.73%

DFA VA International Small Portfolio Sub-Account
2013		17	$26.11	$32.87 to $33.20	$557	3.44%	0.35% to 0.95%	11.49% to 25.87%
2012	(l)	2	$22.49	$26.11	$49	7.16%	0.95%	16.10%

DFA VA International Value Portfolio Sub-Account
2013		17	$27.00 to $27.11	$32.53 to $32.86	$554	3.70%	0.35% to 0.95%	20.50% to 21.23%
2012	(m)	4	$22.97	$27.00 to $27.11	$103	10.12%	0.35% to 0.95%	3.39% to 17.54%

B-52	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

						For the period ended December 31

Period		Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest	Net Assets, End of Period (000’s)	Ratio of Investment Income to Average Net Assets(d)(e)	Ratio of Expenses to Average Net Assets Lowest to Highest(b)(d)(f)	Total Return Lowest to Highest(a)(g)
DFA VA Short-Term Fixed Portfolio Sub-Account
2013		7	$24.93	$24.76 to $24.88	$170	0.31%	0.65% to 0.95%	(0.69)% to (0.45)%
2012	(n)	1	$24.96	$24.93	$13	2.31%	0.95%	(0.14)%

DFA VA US Large Value Portfolio Sub-Account
2013		34	$27.08 to $27.13	$37.77 to $38.15	$1,271	2.29%	0.37% to 0.95%	10.06% to 39.91%
2012	(l)	3	$23.15	$27.08 to $27.13	$70	3.72%	0.65% to 0.95%	0.82% to 16.97%
DFA VA US Targeted Value Portfolio Sub-Account
2013		15	$26.98 to $27.09	$38.65 to $39.04	$569	1.35%	0.35% to 0.95%	29.89% to 44.12%
2012	(m)	1	$23.99	$26.98 to $27.09	$25	1.36%	0.35% to 0.95%	5.04% to 12.45%

Delaware VIP Diversified Income Series–Standard Class Sub-Account
2013		143	$14.79 to $15.42	$14.47 to $15.17	$2,112	2.48%	0.35% to 0.95%	(2.19)% to (1.61)%
2012		138	$13.93 to $14.44	$14.79 to $15.42	$2,088	4.23%	0.35% to 0.95%	6.18% to 6.82%
2011		62	$13.22 to $13.62	$13.93 to $14.44	$880	7.03%	0.35% to 0.95%	5.39% to 6.02%
2010		61	$12.35 to $12.65	$13.22 to $13.62	$814	4.59%	0.35% to 0.95%	7.04% to 7.68%
2009		60	$9.82 to $10.00	$12.35 to $12.65	$755	5.16%	0.35% to 0.95%	25.76% to 26.52%

Delaware VIP International Value Equity Series–Standard Class Sub-Account
2013		22	$19.30 to $20.12	$23.47 to $24.62	$529	1.40%	0.35% to 0.95%	21.62% to 22.36%
2012		19	$16.91 to $17.53	$19.30 to $20.12	$375	2.67%	0.35% to 0.95%	14.11% to 14.80%
2011		19	$19.96 to $20.56	$16.91 to $17.53	$330	1.20%	0.35% to 0.95%	(15.24)% to (14.73)%
2010		18	$18.16 to $18.38	$19.96 to $20.56	$363	3.13%	0.35% to 0.95%	9.88% to 10.54%
2009		11	$13.61 to $13.73	$18.16 to $18.38	$208	2.58%	0.65% to 0.95%	33.46% to 33.86%

Delaware VIP Small Cap Value Series–Standard Class Sub-Account
2013		25	$40.14 to $41.85	$53.09 to $55.68	$1,357	0.65%	0.35% to 0.95%	32.24% to 33.04%
2012		18	$35.58 to $36.22	$40.14 to $41.85	$746	0.89%	0.35% to 0.95%	2.02% to 13.16%
2011		17	$36.40 to $36.95	$35.58 to $36.22	$629	0.50%	0.65% to 0.95%	(2.26)% to (1.97)%
2010		14	$27.79 to $28.12	$36.40 to $36.95	$529	0.62%	0.65% to 0.95%	31.02% to 31.41%
2009		13	$21.28 to $21.47	$27.79 to $28.12	$369	0.98%	0.35% to 0.95%	30.59% to 30.98%

Franklin Income Securities Fund–Class 1 Sub-Account
2013		24	$22.50 to $23.48	$25.45 to $26.72	$627	6.72%	0.35% to 0.95%	13.10% to 13.78%
2012		19	$20.12 to $20.87	$22.50 to $23.48	$425	6.25%	0.35% to 0.95%	11.84% to 12.51%
2011		32	$19.78 to $20.39	$20.12 to $20.87	$648	5.00%	0.35% to 0.95%	1.74% to 2.35%
2010		18	$17.69 to $17.91	$19.78 to $20.39	$356	5.06%	0.35% to 0.95%	11.80% to 12.47%
2009		12	$13.14 to $13.26	$17.69 to $17.91	$208	7.34%	0.65% to 0.95%	34.61% to 35.01%

Franklin Small-Mid Cap Growth Securities Fund–Class 1 Sub-Account
2013		24	$26.45 to $27.57	$36.28 to $38.06	$901	0.00%	0.35% to 0.95%	37.19% to 38.02%
2012		23	$24.03 to $24.46	$26.45 to $27.57	$624	0.00%	0.35% to 0.95%	2.50% to 10.39%
2011		6	$25.43 to $25.81	$24.03 to $24.46	$137	0.00%	0.65% to 0.95%	(5.49)% to (5.21)%
2010		6	$20.06 to $20.30	$25.43 to $25.81	$165	0.00%	0.65% to 0.95%	26.73% to 27.11%
2009		5	$14.07 to $14.20	$20.06 to $20.30	$92	0.00%	0.65% to 0.95%	42.59% to 43.02%

ING Clarion Global Real Estate Portfolio–Class 1 Sub-Account
2013		14	$32.30 to $32.83	$33.26 to $34.00	$479	6.00%	0.35% to 0.95%	2.97% to 3.59%
2012		7	$25.87 to $26.13	$32.30 to $32.83	$238	0.75%	0.35% to 0.95%	24.89% to 25.64%
2011		7	$27.53 to $27.59	$25.87 to $26.13	$180	4.41%	0.35% to 0.95%	(6.05)% to (5.48)%
2010	(j)	1	$25.00	$27.53 to $27.59	$14	0.00%	0.65% to 0.95%	10.12% to 10.34%

Janus Aspen Forty Portfolio–Institutional Shares Sub-Account
2013		16	$39.18 to $40.88	$50.92 to $53.45	$847	0.77%	0.35% to 0.95%	29.99% to 30.77%
2012		18	$31.85 to $33.04	$39.18 to $40.88	$698	0.76%	0.35% to 0.95%	22.98% to 23.72%
2011		16	$34.47 to $35.53	$31.85 to $33.04	$503	0.35%	0.35% to 0.95%	(7.57)% to (7.02)%
2010		22	$32.59 to $33.40	$34.47 to $35.53	$775	0.38%	0.35% to 0.95%	5.74% to 6.38%
2009		19	$22.49 to $22.91	$32.59 to $33.40	$614	0.04%	0.35% to 0.95%	44.96% to 45.82%

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-53

Notes to financial statements

TIAA-CREF Life Separate Account VLI-1

					For the period ended December 31

Period	Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest	Net Assets, End of Period (000’s)	Ratio of Investment Income to Average Net Assets(d)(e)	Ratio of Expenses to Average Net Assets Lowest to Highest(b)(d)(f)	Total Return Lowest to Highest(a)(g)
Janus Aspen Overseas Portfolio–Institutional Shares Sub-Account
2013	24	$51.96 to $54.22	$58.97 to $61.90	$1,468	3.19%	0.35% to 0.95%	13.48% to 14.16%
2012	33	$46.23 to $47.95	$51.96 to $54.22	$1,757	0.79%	0.35% to 0.95%	12.39% to 13.07%
2011	19	$68.81 to $70.94	$46.23 to $47.95	$870	0.45%	0.35% to 0.95%	(32.81)% to (32.41)%
2010	19	$55.44 to $56.81	$68.81 to $70.94	$1,358	0.72%	0.35% to 0.95%	24.12% to 24.87%
2009	17	$31.17 to $31.75	$55.44 to $56.81	$964	0.63%	0.35% to 0.95%	77.87% to 78.93%

Janus Aspen Perkins Mid Cap Value Portfolio–Institutional Shares Sub-Account
2013	23	$21.48 to $22.42	$26.83 to $28.17	$634	1.12%	0.35% to 0.95%	24.90% to 25.65%
2012	39	$19.52 to $20.24	$21.48 to $22.42	$853	0.98%	0.35% to 0.95%	10.08% to 10.75%
2011	34	$20.24 to $20.86	$19.52 to $20.24	$681	0.71%	0.35% to 0.95%	(3.56)% to (2.98)%
2010	40	$17.66 to $18.10	$20.24 to $20.86	$829	0.76%	0.35% to 0.95%	14.57% to 15.26%
2009	32	$13.34 to $13.59	$17.66 to $18.10	$568	0.66%	0.35% to 0.95%	32.43% to 33.23%

MFS Growth Series–Initial Class Sub-Account
2013	37	$27.18 to $28.36	$36.84 to $38.68	$1,381	1.00%	0.35% to 0.95%	35.56% to 36.37%
2012	28	$23.37 to $23.81	$27.18 to $28.36	$775	0.00%	0.35% to 0.95%	11.38% to 16.62%
2011	4	$23.67 to $24.04	$23.37 to $23.81	$98	0.18%	0.65% to 0.95%	(1.27)% to (0.97)%
2010	2	$20.72 to $21.24	$23.67 to $24.04	$57	0.17%	0.65% to 0.95%	14.25% to 14.59%
2009	2	$15.19 to $15.48	$20.72 to $21.24	$38	0.36%	0.35% to 0.95%	36.38% to 37.20%

MFS Global Equity Series–Initial Class Sub-Account
2013	35	$18.30 to $19.08	$23.17 to $24.30	$820	0.96%	0.35% to 0.95%	26.61% to 27.37%
2012	23	$14.98 to $15.53	$18.30 to $19.08	$425	1.42%	0.35% to 0.95%	22.17% to 22.91%
2011	10	$15.81 to $16.28	$14.98 to $15.53	$149	0.94%	0.35% to 0.95%	(5.23)% to (4.66)%
2010	16	$14.20 to $14.54	$15.81 to $16.28	$249	0.95%	0.35% to 0.95%	11.30% to 11.97%
2009	13	$10.86 to $10.96	$14.20 to $14.54	$188	2.34%	0.35% to 0.95%	30.74% to 31.52%

MFS Investors Growth Stock Series–Initial Class Sub-Account
2013	16	$12.94 to $13.49	$16.70 to $17.52	$267	3.95%	0.53% to 0.95%	15.77% to 29.45%
2012	8	$11.17 to $11.57	$12.94 to $13.49	$102	1.46%	0.35% to 0.95%	15.86% to 16.56%
2011	12	$11.21 to $11.55	$11.17 to $11.57	$136	0.56%	0.35% to 0.95%	(0.37)% to 0.23%
2010	9	$10.06 to $10.30	$11.21 to $11.55	$108	0.47%	0.35% to 0.95%	11.41% to 12.08%
2009	8	$7.28	$10.06 to $10.30	$86	0.13%	0.35% to 0.95%	38.24% to 39.07%

MFS Utilities Series–Initial Class Sub-Account
2013	7	$40.07 to $41.81	$47.83 to $50.22	$317	4.77%	0.31% to 0.95%	19.38% to 20.10%
2012	4	$35.64 to $36.30	$40.07 to $41.81	$151	7.01%	0.35% to 0.95%	0.92% to 12.75%
2011	4	$33.70 to $34.22	$35.64 to $36.30	$160	2.65%	0.65% to 0.95%	5.78% to 6.09%
2010	5	$29.89 to $30.26	$33.70 to $34.22	$172	2.69%	0.65% to 0.95%	12.73% to 13.07%
2009	3	$22.65 to $22.86	$29.89 to $30.26	$96	5.56%	0.65% to 0.95%	31.96% to 32.36%

Mutual Shares Securities Fund–Class 1 Sub-Account
2013	44	$21.31 to $21.77	$27.13 to $28.48	$1,225	2.31%	0.35% to 0.95%	27.31% to 28.08%
2012	37	$18.77 to $19.47	$21.31 to $21.77	$796	2.52%	0.65% to 0.95%	13.52% to 14.20%
2011	16	$19.10 to $19.69	$18.77 to $19.47	$306	2.82%	0.35% to 0.95%	(1.73)% to (1.14)%
2010	19	$17.30 to $17.51	$19.10 to $19.69	$360	1.31%	0.35% to 0.95%	10.42% to 11.08%
2009	13	$13.82 to $13.95	$17.30 to $17.51	$231	2.36%	0.65% to 0.95%	25.16% to 25.53%

Neuberger Berman Advisers Management Trust Large Cap Value Portfolio–I Class Sub-Account
2013	9	$21.84 to $22.77	$28.36 to $29.76	$251	1.60%	0.35% to 0.95%	29.90% to 30.68%
2012	3	$18.91 to $19.60	$21.84 to $22.77	$71	0.44%	0.35% to 0.95%	15.49% to 16.19%
2011	5	$21.53 to $21.86	$18.91 to $19.60	$103	0.00%	0.32% to 0.95%	(12.19)% to (11.67)%
2010	4	$18.79 to $19.02	$21.53 to $21.86	$77	0.67%	0.65% to 0.95%	14.57% to 14.92%
2009	3	$12.16 to $12.27	$18.79 to $19.02	$62	2.98%	0.65% to 0.95%	54.60% to 55.07%
Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio–I Class Sub-Account
2013	11	$18.02 to $18.41	$24.47 to $25.67	$273	1.12%	0.35% to 0.95%	26.67% to 36.16%
2012	4	$15.75 to $16.04	$18.02 to $18.41	$75	0.54%	0.65% to 0.95%	14.43% to 14.78%
2011	4	$17.01 to $17.26	$15.75 to $16.04	$65	0.73%	0.65% to 0.95%	(7.38)% to (7.10)%
2010	3	$13.61 to $13.77	$17.01 to $17.26	$52	0.68%	0.65% to 0.95%	24.99% to 25.37%
2009	2	$9.37 to $9.46	$13.61 to $13.77	$31	2.04%	0.65% to 0.95%	45.18% to 45.61%

B-54	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

							For the period ended December 31

Period		Accumulation Units Outstanding, End of Period (000’s)		Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest	Net Assets, End of Period (000’s)	Ratio of Investment Income to Average Net Assets(d)(e)	Ratio of Expenses to Average Net Assets Lowest to Highest(b)(d)(f)	Total Return Lowest to Highest(a)(g)
PIMCO VIT All Asset Portfolio–Institutional Class Sub-Account
2013		61		$16.96 to $17.69	$16.87 to $17.71	$1,051	4.82%	0.35% to 0.95%	(0.52)% to 0.07%
2012		63		$14.87 to $15.43	$16.96 to $17.69	$1,091	5.75%	0.35% to 0.95%	14.02% to 14.71%
2011		54		$14.71 to $15.16	$14.87 to $15.43	$809	7.66%	0.35% to 0.95%	1.11% to 1.72%
2010		40		$13.10 to $13.43	$14.71 to $15.16	$591	8.04%	0.35% to 0.95%	12.24% to 12.92%
2009		20		$10.87 to $10.97	$13.10 to $13.43	$261	6.80%	0.35% to 0.95%	20.59% to 21.31%

PIMCO VIT Commodity Real Return Strategy Portfolio–Institutional Class
2013	(o)	1		$25.34	$25.05	$36	0.00%	0.95%	(1.16)%

PIMCO VIT Emerging Markets Bond Portfolio–Institutional Class
2013	(p)	0	^	$24.58	$24.58	$4	0.00%	0.00%	—

PIMCO VIT Global Bond Portfolio (Unhedged)–Institutional Class Sub-Account
2013		36		$18.98 to $19.81	$17.23 to $18.09	$627	1.22%	0.35% to 0.95%	(9.21)% to (8.66)%
2012		38		$17.89 to $18.56	$18.98 to $19.81	$743	5.63%	0.35% to 0.95%	6.10% to 6.74%
2011		47		$16.76 to $17.29	$17.89 to $18.56	$858	4.88%	0.35% to 0.95%	6.72% to 7.36%
2010		45		$15.13 to $15.51	$16.76 to $17.29	$772	3.32%	0.35% to 0.95%	10.77% to 11.44%
2009		39		$13.05 to $13.30	$15.13 to $15.51	$594	3.29%	0.35% to 0.95%	15.94% to 16.63%

PIMCO VIT Real Return Portfolio–Institutional Class Sub-Account
2013		88		$18.56 to $19.35	$16.71 to $17.53	$1,514	2.01%	0.35% to 0.95%	(9.94)% to (9.40)%
2012		76		$17.20 to $17.82	$18.56 to $19.35	$1,435	6.27%	0.35% to 0.95%	7.89% to 8.54%
2011		64		$15.52 to $15.99	$17.20 to $17.82	$1,116	4.82%	0.35% to 0.95%	10.79% to 11.46%
2010		63		$14.47 to $14.82	$15.52 to $15.99	$987	2.45%	0.35% to 0.95%	7.25% to 7.90%
2009		51		$12.32 to $12.54	$14.47 to $14.82	$741	3.36%	0.35% to 0.95%	17.46% to 18.16%

PVC Equity Income Account–Class 1 Sub-Account
2013		29		$22.50 to $23.48	$28.37 to $29.79	$835	3.55%	0.35% to 0.95%	26.10% to 26.85%
2012		20		$20.10 to $20.85	$22.50 to $23.48	$455	2.87%	0.35% to 0.95%	11.94% to 12.62%
2011		23		$19.25 to $19.54	$20.10 to $20.85	$478	0.47%	0.35% to 0.95%	4.44% to 5.07%
2010		17		$16.72 to $16.93	$19.25 to $19.54	$329	3.79%	0.65% to 0.95%	15.08% to 15.43%
2009		11		$14.07	$16.72 to $16.93	$178	4.83%	0.65% to 0.95%	18.87% to 19.23%
PVC MidCap Account–Class 1 Sub-Account
2013		23		$25.39 to $25.94	$33.68 to $35.36	$798	1.63%	0.35% to 0.95%	32.66% to 33.46%
2012		10		$21.46 to $22.26	$25.39 to $25.94	$264	0.63%	0.65% to 0.95%	18.31% to 19.03%
2011		16		$20.01 to $20.31	$21.46 to $22.26	$350	0.00%	0.32% to 0.95%	7.27% to 7.91%
2010		11		$16.27 to $16.48	$20.01 to $20.31	$219	2.71%	0.65% to 0.95%	22.93% to 23.30%
2009	(k)	8		$15.68 to $15.87	$16.27 to $16.48	$138	0.00%	0.65% to 0.95%	3.77% to 3.83%
Prudential Series Fund–Jennison 20/20 Focus Portfolio–Class II Sub–Account
2013		15		$17.61 to $17.98	$22.56 to $23.68	$334	0.00%	0.34% to 0.95%	10.36% to 28.51%
2012		12		$16.07 to $16.36	$17.61 to $17.98	$218	3.47%	0.65% to 0.95%	9.57% to 9.90%
2011		20		$16.99 to $17.25	$16.07 to $16.36	$324	0.00%	0.65% to 0.95%	(5.41)% to (5.12)%
2010		20		$15.97 to $16.17	$16.99 to $17.25	$351	0.00%	0.65% to 0.95%	6.35% to 6.67%
2009		22		$10.24 to $10.34	$15.97 to $16.17	$353	0.00%	0.65% to 0.95%	55.92% to 56.38%
Prudential Series Fund–Natural Resources Portfolio–Class II Sub–Account
2013		9		$51.84 to $54.10	$56.37 to $59.17	$541	0.00%	0.35% to 0.95%	8.72% to 9.37%
2012		11		$53.91 to $55.92	$51.84 to $54.10	$564	8.01%	0.35% to 0.95%	(3.84)% to (3.26)%
2011		10		$67.48 to $69.58	$53.91 to $55.92	$571	0.00%	0.35% to 0.95%	(20.11)% to (19.63)%
2010		7		$53.44 to $54.77	$67.48 to $69.58	$462	0.07%	0.35% to 0.95%	26.28% to 27.03%
2009		5		$30.58 to $31.15	$53.44 to $54.77	$289	0.29%	0.35% to 0.95%	74.75% to 75.80%

Prudential Series Fund–Value Portfolio–Class II Sub–Account
2013		4		$25.21 to $25.75	$33.09 to $33.90	$121	0.00%	0.65% to 0.95%	31.28% to 31.67%
2012		3		$22.29 to $22.71	$25.21 to $25.75	$83	0.50%	0.65% to 0.95%	13.05% to 13.39%
2011		4		$23.92 to $24.28	$22.29 to $22.71	$81	0.64%	0.65% to 0.95%	(6.78)% to (6.50)%
2010		6		$21.29 to $21.56	$23.92 to $24.28	$143	0.27%	0.65% to 0.95%	12.32% to 12.65%
2009		2		$15.20 to $15.34	$21.29 to $21.56	$37	1.36%	0.65% to 0.95%	40.06% to 40.48%

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-55

Notes to financial statements

TIAA-CREF Life Separate Account VLI-1

						For the period ended December 31

Period		Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest	Net Assets, End of Period (000’s)	Ratio of Investment Income to Average Net Assets(d)(e)	Ratio of Expenses to Average Net Assets Lowest to Highest(b)(d)(f)	Total Return Lowest to Highest(a)(g)
Royce Capital Fund Micro–Cap Portfolio–Investment Class Sub–Account
2013		18	$16.32 to $17.02	$19.56 to $20.52	$359	0.54%	0.32% to 0.95%	19.84% to 20.56%
2012		20	$15.32 to $15.87	$16.32 to $17.02	$328	0.00%	0.35% to 0.95%	6.58% to 7.23%
2011		21	$17.59 to $18.12	$15.32 to $15.87	$325	2.28%	0.35% to 0.95%	(12.93)% to (12.41)%
2010		24	$13.66 to $13.99	$17.59 to $18.12	$421	2.27%	0.35% to 0.95%	28.73% to 29.51%
2009		21	$8.73 to $8.81	$13.66 to $13.99	$295	0.00%	0.35% to 0.95%	56.55% to 57.49%

Royce Capital Fund Small–Cap Portfolio- Investment Class Sub–Account
2013		105	$13.22 to $13.78	$17.64 to $18.50	$1,898	1.15%	0.35% to 0.95%	33.48% to 34.28%
2012		101	$11.86 to $12.29	$13.22 to $13.78	$1,356	0.13%	0.35% to 0.95%	11.43% to 12.11%
2011		66	$12.38 to $12.75	$11.86 to $12.29	$793	0.32%	0.35% to 0.95%	(4.20)% to (3.62)%
2010		70	$10.37 to $10.62	$12.38 to $12.75	$876	0.13%	0.35% to 0.95%	19.38% to 20.10%
2009		63	$7.74 to $7.88	$10.37 to $10.62	$662	0.00%	0.35% to 0.95%	33.93% to 34.73%

T. Rowe Price® Limited–Term Bond Portfolio Sub–Account
2013		11	$25.18	$24.97 to $25.25	$279	1.37%	0.35% to 0.95%	(0.82)% to (0.44)%
2012	(i)	1	$24.97	$25.18	$36	2.03%	0.95%	0.84%

Templeton Developing Markets Securities Funds 1 Sub–Account
2013		108	$15.76 to $16.45	$15.50 to $16.27	$1,707	1.97%	0.35% to 0.95%	(1.67)% to (1.08)%
2012		85	$14.03 to $14.55	$15.76 to $16.45	$1,373	1.55%	0.35% to 0.95%	12.33% to 13.01%
2011		45	$16.80 to $17.32	$14.03 to $14.55	$648	1.15%	0.35% to 0.95%	(16.47)% to (15.97)%
2010		50	$14.39 to $14.75	$16.80 to $17.32	$852	1.78%	0.35% to 0.95%	16.72% to 17.42%
2009		31	$8.38 to $8.46	$14.39 to $14.75	$456	1.51%	0.65% to 0.95%	71.69% to 72.72%

Wanger International Sub–Account
2013		13	$47.97 to $50.06	$58.14 to $61.04	$796	2.61%	0.35% to 0.95%	21.21% to 21.94%
2012		10	$39.84 to $41.32	$47.97 to $50.06	$474	1.48%	0.35% to 0.95%	20.41% to 21.14%
2011		5	$47.10 to $48.57	$39.84 to $41.32	$214	4.62%	0.65% to 0.95%	(15.43)% to (14.92)%
2010		6	$38.07 to $39.02	$47.10 to $48.57	$282	2.69%	0.35% to 0.95%	23.74% to 24.48%
2009		5	$25.66 to $25.90	$38.07 to $39.02	$177	3.03%	0.35% to 0.95%	48.37% to 49.26%

Wanger Select Sub–Account
2013		8	$27.98 to $29.17	$37.30 to $39.12	$289	0.22%	0.34% to 0.95%	33.31% to 34.11%
2012		7	$23.84 to $24.27	$27.98 to $29.17	$194	0.51%	0.35% to 0.95%	1.27% to 17.69%
2011		4	$29.24 to $29.68	$23.84 to $24.27	$103	2.25%	0.65% to 0.95%	(18.46)% to (18.21)%
2010		4	$23.32 to $23.60	$29.24 to $29.68	$115	0.61%	0.65% to 0.95%	25.37% to 25.75%
2009		3	$14.17 to $14.29	$23.32 to $23.60	$65	0.00%	0.65% to 0.95%	64.62% to 65.11%
Wanger USA Sub-Account
2013		6	$43.89 to $45.81	$58.15 to $61.06	$344	0.13%	0.35% to 0.95%	32.49% to 33.29%
2012		5	$36.92 to $37.61	$43.89 to $45.81	$237	0.30%	0.35% to 0.95%	5.57% to 19.24%
2011		5	$38.62 to $39.22	$36.92 to $37.61	$171	0.00%	0.65% to 0.95%	(4.40)% to (4.12)%
2010		3	$31.61 to $32.00	$38.62 to $39.22	$115	0.00%	0.65% to 0.95%	22.19% to 22.55%
2009		2	$22.44 to $22.65	$31.61 to $32.00	$71	0.00%	0.65% to 0.95%	40.89% to 41.31%

Western Asset Variable Global High Yield Bond Portfolio—Class I Sub-Account
2013		29	$13.58 to $14.05	$14.30 to $14.88	$425	5.93%	0.35% to 0.95%	5.27% to 5.90%
2012		36	$11.59 to $11.92	$13.58 to $14.05	$502	7.59%	0.35% to 0.95%	17.21% to 17.91%
2011		40	$11.50 to $11.76	$11.59 to $11.92	$476	9.69%	0.35% to 0.95%	0.75% to 1.36%
2010		22	$10.10 to $10.27	$11.50 to $11.76	$261	7.08%	0.35% to 0.95%	13.83% to 14.52%
2009		23	$6.56 to $6.62	$10.10 to $10.27	$239	14.27%	0.35% to 0.95%	54.09% to 55.01%

^	Less than a thousand units.
(a)	Not annualized for periods less than one year.
(b)	Does not include expenses of underlying Fund.
(d)	Periods less than one year are annualized and are not necessarily indicative of a full year of operations.
(e)

These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against

B-56	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

contractowner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.
(f)	These amounts represent the annualized expenses of the Sub-Account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only these expenses that result in a direct reduction to unit values. Charges made directly to contractowner accounts through the redemption of units and expenses of the underlying fund have been excluded.
(g)	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Sub-Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contractowners total returns may not be within the ranges presented.
(h)	Sub-Account commenced operations June 8, 2012.
(i)	Sub-Account commenced operations March 27, 2012.
(j)	Sub-Account commenced operations May 1, 2010.
(k)	Sub-Account commenced operations October 23, 2009.
(l)	Sub-Account commenced operations May 16, 2012.
(m)	Sub-Account commenced operations July 11, 2012.
(n)	Sub-Account commenced operations October 16, 2012.
(o)	Sub-Account commenced operations December 30, 2013.
(p)	Sub-Account commenced operations December 31, 2013.

Note 6 – subsequent events

On May 1, 2014 the following Sub-Account name changes will occur:

Current name:	New name:
Franklin Income Securities Fund-Class 1	Franklin Income VIP Fund-Class 1
Franklin Small-Mid Cap Growth Securities Fund-Class 1	Franklin Small-Mid Cap Growth VIP Fund-Class 1
ING Clarion Global Real Estate Portfolio-Class 1	VY Clarion Global Real Estate Portfolio-Class 1
Mutual Shares Securities Fund-Class 1	Franklin Mutual Shares VIP Fund-Class 1
Templeton Developing Markets Securities Fund-Class 1	Templeton Developing Markets VIP Fund-Class 1

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-57

B-58	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

Report of management responsibility

April 7, 2014

To the Shareholder of TIAA-CREF Life Insurance Company:

The accompanying statutory-basis financial statements of TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) are the responsibility of management. They have been prepared on the basis of statutory accounting principles, a comprehensive basis of accounting comprised of accounting principles prescribed or permitted by the New York State Department of Financial Services. The financial statements of TIAA-CREF Life have been presented fairly and objectively in accordance with such statutory accounting principles.

TIAA-CREF Life internal control over financial reporting is a process effected by those charged with governance, management and other personnel, designed to provide reasonable assurance regarding the preparation of reliable financial statements in accordance with statutory accounting principles. TIAA-CREF Life’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the entity; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with statutory accounting principles, and the receipts and expenditures of the entity are being made only in accordance with authorizations of management and those charged with governance; and (3) provide reasonable assurance regarding prevention, or timely detection and correction of unauthorized acquisition, use, or disposition of the entity’s assets that could have a material effect on the financial statements.

Management is responsible for establishing and maintaining effective internal control over financial reporting. Management assessed the effectiveness of the entity’s internal control over financial reporting as of December 31, 2013, based on the framework set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control-Integrated Framework (originally published in 1992). Based on that assessment, management concluded that, as of December 31, 2013, TIAA-CREF Life’s internal control over financial reporting is effective based on the criteria established in Internal Control-Integrated Framework (published in 1992).

The independent auditors of PricewaterhouseCoopers LLP have audited the accompanying statutory-basis financial statements of TIAA-CREF Life for the years ended December 31, 2013, 2012 and 2011. To maintain auditor independence and avoid even the appearance of a conflict of interest, it continues to be TIAA-CREF Life’s policy that any management advisory or consulting service, which is not in accordance with TIAA-CREF Life’s specific auditor independence policies designed to avoid such conflicts, be obtained from a firm other than the independent auditor. The independent auditors’ report expresses an opinion in all material respect on the fairness of presentation of these statutory-basis financial statements.

The Audit Committee of the TIAA-CREF Life Board of Directors meets regularly with management, representatives of the independent accounting firm and internal audit personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual independent audit of the TIAA-CREF Life statutory-basis financial statements, the New York State Department of Financial Services and other state insurance departments regularly examine the operations and financial statements of TIAA-CREF Life as part of their periodic corporate examinations.

/s/ David M. Anderson	/s/ Linda S. Dougherty

David M. Anderson	Linda S. Dougherty
President and Chief Executive Officer	Vice President and Chief Financial Officer

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-59

Report of independent auditors

To the Board of Directors of TIAA-CREF Life Insurance Company:

We have audited the accompanying statutory financial statements of TIAA-CREF Life Insurance Company (the “Company”), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2013 and 2012, and the related statutory statements of operations and changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2013.

MANAGEMENT’S RESPONSIBILITY FOR THE FINANCIAL STATEMENTS

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

AUDITOR’S RESPONSIBILITY

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

BASIS FOR ADVERSE OPINION ON U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

ADVERSE OPINION ON U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2013 and 2012, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2013.

OPINION ON STATUTORY BASIS OF ACCOUNTING

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2013 and 2012, and the results of its operations, changes in capital and surplus and its cash flows for each of the three years in the period ended December 31, 2013, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

/s/ PricewaterhouseCooper LLP

New York, New York

April 7, 2014

B-60	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

Statutory–basis statements of admitted assets, liabilities and capital and surplus

TIAA-CREF Life Insurance Company

	December 31,
(in thousands)	2013	2012
ADMITTED ASSETS
Bonds	$4,105,952	$3,684,513
Preferred stocks	2,470	2,470
Common stocks	573	271
Cash, cash equivalents and short-term investments	114,882	87,953
Contract loans	10,467	7,129
Other long-term investments	12,773	12,803
Investment income due and accrued	39,261	37,935
Federal income tax recoverable from TIAA	—	9,581
Net deferred federal income tax asset	11,799	6,272
Other assets	21,793	17,586
Separate account assets	3,668,669	1,789,814
Total admitted assets	$7,988,639	$5,656,327

LIABILITIES, CAPITAL AND SURPLUS
Liabilities
Reserves for life and health, annuities and deposit-type contracts	$3,914,277	$3,440,716
Asset valuation reserve	17,937	14,164
Interest maintenance reserve	7,769	6,934
Federal income tax payable	2,516	—
Other liabilities	33,566	21,093
Separate account liabilities	3,638,741	1,760,489
Total liabilities	7,614,806	5,243,396

Capital and Surplus
Capital (2,500 shares of $1,000 par value common stock issued and outstanding)	2,500	2,500
Additional paid-in capital	357,500	357,500
Surplus	13,833	52,931
Total capital and surplus	373,833	412,931
Total liabilities, capital and surplus	$7,988,639	$5,656,327

See notes to statutory-basis financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-61

Statutory–basis statements of operations

TIAA-CREF Life Insurance Company

	For the Years Ended December 31,
	2013	2012	2011
	(in thousands)
REVENUES
Insurance and annuity premiums and other considerations	$481,814	$284,892	$225,388
Net investment income	150,329	147,749	132,685
Commissions and expense allowances on reinsurance ceded	29,607	12,674	8,504
Reserve adjustments on reinsurance ceded	58,534	9,764	—
Other revenue	16,626	9,497	5,271
Total revenues	$736,910	$464,576	$371,848

EXPENSES
Policy and contract benefits	$118,156	$131,742	$128,247
Increase in policy and contract reserves	320,016	128,507	83,741
Insurance expenses and taxes (excluding Federal income taxes)	110,293	83,007	56,214
Commissions on premiums	31,785	5,366	—
Interest on deposit-type contracts	26,752	26,374	17,580
Net transfers to separate accounts	143,230	57,976	37,938
Other benefits and expenses	9,020	9,858	17,268
Total expenses	$759,252	$442,830	$340,988

Income before federal income tax and net realized capital gains (losses)	(22,342)	21,746	30,860
Federal income tax expense	6,949	1,243	10,545
Net realized capital gains (losses) less capital gains taxes, after transfers to the interest maintenance reserve	(37)	(2,360)	9,190
Net income	$(29,328)	$18,143	$29,505

B-62	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to statutory-basis financial statements

Statutory–basis statements of changes in capital and surplus

TIAA-CREF Life Insurance Company

	Capital Stock	Additional Paid-In Capital	Surplus (Deficit)	Total
	(in thousands)
Balance, December 31, 2010	$2,500	$357,500	$10,581	$370,581
Net income			29,505	29,505
Net unrealized capital gain on investments			2,723	2,723
Change in asset valuation reserve			(2,789)	(2,789)
Change in surplus in separate accounts			(82)	(82)
Change in net deferred income tax			(14,040)	(14,040)
Change in non-admitted assets:
Deferred federal income tax asset			13,773	13,773
Amount recoverable from reinsurers			225	225
Deferred premium asset limitation			(1,070)	(1,070)
Incremental deferred federal income tax asset			(441)	(441)
Balance, December 31, 2011	$2,500	$357,500	$38,385	$398,385

Net income			18,143	18,143
Net unrealized capital gains on investments			129	129
Change in asset valuation reserve			(3,570)	(3,570)
Change in surplus in separate accounts			1,978	1,978
Change in liability for reinsurance in unauthorized companies			(1,190)	(1,190)
Change in net deferred income tax			(7,005)	(7,005)
Change in non-admitted assets:
Deferred federal income tax asset			7,836	7,836
Deferred premium asset limitation			(1,775)	(1,775)
Balance, December 31, 2012	$2,500	$357,500	$52,931	$412,931

Net income			(29,328)	(29,328)
Net unrealized capital gains on investments			314	314
Change in asset valuation reserve			(3,773)	(3,773)
Change in surplus in separate accounts			(3,680)	(3,680)
Change in liability for reinsurance in unauthorized companies			(6,837)	(6,837)
Change in net deferred income tax			16,015	16,015
Change in non-admitted assets:
Deferred federal income tax asset			(10,488)	(10,488)
Deferred premium asset limitation			(1,321)	(1,321)
Balance, December 31, 2013	$2,500	$357,500	$13,833	$373,833

See notes to statutory-basis financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-63

Statutory–basis statements of cash flows

TIAA-CREF Life Insurance Company

	For the Years Ended December 31,
(in thousands)	2013	2012	2011
CASH FROM OPERATIONS
Insurance and annuity premiums and other considerations	$500,895	$288,626	$223,405
Miscellaneous income	34,259	19,036	12,494
Net investment income	149,421	146,894	132,287
Total Receipts	684,575	454,556	368,186
Policy and contract benefits	76,543	131,364	126,558
Commissions and expenses paid	150,895	97,489	68,319
Federal income tax (benefit) expense	(4,426)	7,097	(7,346)
Net transfers to separate accounts	144,632	59,157	36,345
Total Disbursements	367,644	295,107	223,876
Net cash from operations	316,931	159,449	144,310

CASH FROM INVESTMENTS
Proceeds from long-term investments sold, matured, or repaid:
Bonds	594,673	484,231	383,016
Stocks	—	5,129	—
Mortgage loans	—	13,726	38,926
Miscellaneous proceeds	12	(8)	51
Cost of investments acquired:
Bonds	1,014,981	992,311	1,067,103
Miscellaneous applications	—	—	4,990
Net increase in contract loans	3,338	2,901	202
Net cash from investments	(423,634)	(492,134)	(650,302)

CASH FROM FINANCING AND OTHER
Net deposits on deposit-type contracts funds	127,392	317,384	520,049
Other cash provided (applied)	6,240	(3,248)	4,437
Net cash from financing and other	133,632	314,136	524,486
NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	26,929	(18,549)	18,494
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	87,953	106,502	88,008

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$114,882	$87,953	$106,502

B-64	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to statutory-basis financial statements

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company   ■  December 31, 2013

Note 1 – organization and operations

TIAA-CREF Life Insurance Company commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, under its former name, TIAA Life Insurance Company and changed its name to TIAA-CREF Life Insurance Company (“TIAA-CREF Life” or the “Company”) on May 1, 1998. TIAA-CREF Life is a direct wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA” or the “Parent”), a legal reserve life insurance company established under the insurance laws of the State of New York in 1918.

The Company issues non-qualified annuity contracts with fixed and variable components, fixed and variable universal life contracts, funding agreements, book value separate account agreements, term-life insurance and single premium immediate annuities.

Note 2 – significant accounting policies

Basis of presentation:

The accompanying financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the New York State Department of Financial Services (the “Department”); a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The table below provides a reconciliation of the Company’s net income and capital and surplus between NAIC SAP and New York SAP annual statement filed with the Department. The primary differences arise because the Company maintains more conservative reserves, as prescribed or permitted by New York SAP, under which annuity reserves are generally discounted on the basis of contractually guaranteed interest rates and mortality tables.

The deferred premium asset limitation results from the Department requiring that any deferred premium asset established along with the corresponding mean reserve should be reduced by the proportionate amount reinsured on a coinsurance basis. Under this approach the deferred premium asset for reinsurance is adjusted based upon the premium mode of the direct policy rather than the premium mode of the reinsurance agreement.

	For the Years Ended December 31,
	2013	2012	2011
	(in thousands)
Net Income, New York SAP	$(29,328)	$18,143	$29,505
New York SAP Prescribed Practices:
Additional Reserves for:
Term Conversions	340	349	107
Deferred and Payout Annuities issued after 2000	—	—	—
Net Income, NAIC SAP	$(28,988)	$18,492	$29,612

Capital and Surplus, New York SAP	$373,833	$412,931	$398,385
New York SAP Prescribed Practices:
Deferred Premium Asset Limitation	29,068	27,747	25,972
Additional Reserves for:
Term Conversions	1,929	1,589	1,240
Deferred and Payout Annuities issued after 2000	2	2	2
Capital and Surplus, NAIC SAP	$404,832	$442,269	$425,599

Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) dictates the accounting principles for financial statements that are prepared in conformity with GAAP with applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP.

The primary differences between GAAP and NAIC SAP can be summarized as follows.

Under GAAP:

•	The Asset Valuation Reserve (“AVR”) is eliminated as it is not recognized under GAAP. The AVR is established under NAIC SAP as a direct charge to surplus;

•	The Interest Maintenance Reserve (“IMR”) is eliminated as it is not recognized under GAAP. The realized gains and losses resulting from changes in interest rates are reported as a component of net income under GAAP rather than being deferred and subsequently amortized into income over the remaining expected life of the investment sold;

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-65

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company   ■  December 31, 2013

•	Certain assets designated as “non-admitted assets” and excluded from assets in the statutory balance sheet are included in the GAAP balance sheet;

•	Policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new business, are deferred and amortized over the expected lives of the policies issued under GAAP rather than being expensed when incurred;

•	Policy and contract reserves are based on estimates of expected mortality, morbidity, persistency and interest under GAAP rather than being based on statutory mortality, morbidity and interest requirements;

•	Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying GAAP equity or statutory surplus of a domestic insurance subsidiary;

•	Investments in bonds considered to be “available for sale” are carried at fair value under GAAP rather than at amortized cost;

•	Impairments on securities (other than loan-backed and structured securities) due to credit losses are recorded as other-than-temporary impairments (“OTTI”) through earnings for the difference between amortized cost and discounted cash flows when a security is deemed impaired. Other declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, an impairment for such securities is recorded through earnings for the difference between amortized cost and fair value;

•	For loan-backed and structured securities that are other-than-temporarily impaired, declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, such declines in fair value are not recorded until a credit loss is projected to occur;

•	Changes in the allowance for estimated uncollectible amounts related to mortgage loans are recorded through earnings rather than as unrealized losses, which is a component of surplus under NAIC SAP;

•	Changes in the value of certain other long-term investments accounted for under the equity method of accounting are recorded through earnings rather than as unrealized gains (losses), which is a component of surplus under NAIC SAP;

•	Deferred income taxes, subject to valuation allowance, include federal and state income taxes and changes in the deferred tax are reflected in earnings. Under NAIC SAP, deferred taxes exclude state income taxes and are admitted to the extent they can be realized within three years subject to a 15% limitation of capital and surplus with changes in the net deferred tax reflected as a component of surplus;

•	Contracts that do not subject the Company to risks arising from policyholder mortality or morbidity are reported as a deposit liability. Under NAIC SAP, contracts that have any mortality and morbidity risk, regardless of significance, and contracts with life contingent annuity purchase rate guarantees are classified as insurance contracts and amounts received under these contracts are reported as revenue;

•	Declines in fair value of derivatives are recorded through earnings rather than surplus. Derivatives embedded in host contracts are accounted for separately like a freestanding derivative if certain criteria are met. Replication Synthetic Asset Transactions (“RSAT”) are not recognized under GAAP;

•	Certain reinsurance transactions are accounted for as financing transactions and as reinsurance for statutory purposes. Assets and liabilities are reported gross of reinsurance for GAAP and net of reinsurance for statutory purposes. Transactions recorded as financing under GAAP have no impact on premiums or losses incurred, while for statutory purposes, premiums paid to the reinsurer are recorded as ceded premiums (a reduction in revenue) and expected reimbursement for losses from the reinsurer are recorded as a reduction in losses.

The effects of these differences, while not determined, are presumed to be material.

Reclassifications: Certain prior year amounts in the financial statements have been reclassified to conform to the 2013 presentation. These reclassifications did not affect the total assets, liabilities, net income or surplus previously reported.

Use of Estimates: The preparation of the Company’s statutory-basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses at the date of the financial statements. Actual results may differ from those estimates.

The most significant estimates include those used in the recognition of other-than-temporary impairments, reserves for life insurance (and health), annuities and deposit-type contracts and the valuation of deferred tax assets.

Accounting policies:

The following is a summary of the significant accounting policies followed by the Company:

Investments: Publicly traded securities are accounted for as of the date the investments are purchased or sold (trade date). Other investments are recorded on the settlement date. Realized capital gains and losses on investment transactions are accounted for under the specific identification method. A realized loss is recorded when an impairment is considered to be other-than-temporary.

B-66	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

Bonds: Bonds are stated at amortized cost using the current effective interest method. Bonds in or near default (rated NAIC 6) are stated at the lower of amortized cost or fair value. Bonds the Company intends to sell prior to maturity (“held for sale”) are stated at the lower of amortized cost or fair value.

Included within bonds are loan-backed and structured securities. Estimated future cash flows and expected prepayment speeds are used to determine the amortization of loan-backed and structured securities under the prospective method. Expected future cash flows and prepayment speeds are evaluated quarterly. Certain loan-backed and structured securities are reported at the lower of cost or fair value as a result of the NAIC modeling process.

If it is determined that a decline in the fair value of a bond, excluding loan-backed and structured securities, is other-than-temporary, the cost basis of the bond is written down to fair value and the amount of the write down is accounted for as a realized loss. The new cost basis is not changed for subsequent recoveries in fair value. Future declines in fair value which are determined to be other-than-temporary are recorded as realized losses.

For loan-backed and structured securities, when an OTTI has occurred because the Company does not expect to recover the entire amortized cost basis of the security, with the intent and ability to hold, the amount of the OTTI recognized as a realized loss is the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured securities’ effective interest rate.

For loan-backed and structured securities, when an OTTI has occurred because the Company intends to sell the securities or the Company does not have the intent and ability to retain the security for a period of time sufficient to recover the amortized cost basis, the amount of the OTTI recognized is the difference between the security’s amortized cost basis and fair value at the balance sheet date.

In periods subsequent to the recognition of an OTTI loss for a loan-backed and structured security, the Company accounts for the other-than-temporarily impaired security as if the security had been purchased on the measurement date of the impairment. The difference between the new amortized cost basis and the cash flows expected to be collected is accreted as interest income in future periods based on prospective changes in cash flow estimates.

The fair values for publicly traded long term bond investments are generally determined using prices provided by third party pricing services. For privately placed long term bond investments without readily ascertainable market value, such values are determined with the assistance of independent pricing services utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Common Stocks: Common stocks of unaffiliated companies are stated at fair value, which is based on quoted market prices, where available. Changes in fair value are recorded through surplus. For common stocks without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Preferred Stocks: Preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5, or 6 which are stated at the lower of amortized cost or fair value. The fair values of preferred stocks are determined using prices provided by third party pricing services or valuations from the NAIC. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Mortgage Loans: Mortgage loans are stated at amortized cost, net of valuation allowances. Mortgage loans held for sale are stated at the lower of amortized cost or fair value. Mortgage loans are evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation reserve is established for the excess of the carrying value of the mortgage over its estimated fair value. Changes in valuation reserves for mortgage loans are included in net unrealized capital gains and losses on investments. When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recorded as a realized loss and a new cost basis is established. The fair value of mortgage loans is generally determined using a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Wholly-Owned Subsidiaries: Investments in wholly-owned subsidiaries are stated at the value of their underlying net assets as follows: (1) domestic insurance subsidiaries are stated at the value of their underlying statutory surplus; (2) non-insurance subsidiaries are stated at the value of their underlying audited GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Other long-term investments:

Other long-term investments include the Company’s investments in surplus notes, which are stated at amortized cost. All of the Company’s investments in surplus notes have an NAIC 1 rating designation. The carrying amount of the Company’s investments in surplus notes was $11,633 thousand and $11,676 thousand at December 31, 2013 and 2012, respectively.

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-67

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company  ■  December 31, 2013

The Company monitors the effects of current and expected market conditions and other factors on these investments to identify and quantify any impairment in value. The Company assesses impairment information by performing analysis between the carrying value and the cost basis of the investments. The Company evaluates recoverability of the asset to determine if OTTI is warranted. When it is determined that a decline in fair value of an investment is other than temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Cash and Cash Equivalents: Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less at the date of purchase, and are stated at amortized cost.

Short-Term Investments: Short-term investments (investments with remaining maturities of one year or less at the time of acquisition, excluding those investments classified as cash equivalents) that are not impaired are stated at amortized cost using the straight line interest method. Short-term investments that are impaired are stated at the lower of amortized cost or fair value.

Contract Loans: Contract loans are stated at outstanding principal balances.

Derivative Instruments: The Company has filed a Derivatives Use Plan with the Department. This plan details the Company’s derivative policy objectives, strategies, controls and any restrictions placed on various derivative types. The plan also specifies the procedures and systems that the Company has established to evaluate, monitor and report on the derivative portfolio in terms of valuation, hedge effectiveness and counterparty credit quality. The Company may use derivative instruments for hedging, income generation, asset-liability management and asset replication purposes. Derivatives that can be used by the Company may include swaps, forwards, futures and options.

The carrying value of a derivative position may be at cost or fair value, depending on the type of instrument and accounting status. Hedge accounting is applied for some foreign currency swaps that hedge fixed income investments carried at amortized cost. The foreign exchange premium or discount for these foreign currency swaps is amortized into income and a currency translation adjustment computed at the spot rate is recorded as an unrealized gain or loss. The derivative component of a RSAT is carried at unamortized premiums received or paid, adjusted for any impairments. The cash component of a RSAT is classified as a bond on the Company’s balance sheet. Derivatives used in hedging transactions where hedge accounting is not being utilized are carried at fair value. The Company does not offset the carrying value amounts recognized for derivatives executed with the same counterparty under the same netting agreement.

Investment Income Due and Accrued: Investment income due is investment income earned and legally due to be paid to the Company at the reporting date. Investment income accrued is investment income earned but not legally due to be paid to the Company until subsequent to the reporting date. The Company writes off amounts deemed uncollectible as a charge against investment income in the period such determination is made. Amounts deemed collectible, but over 90 days past due for any invested asset except mortgage loans in default are non-admitted. Amounts deemed collectible, but over 180 days past due for mortgage loans in default are non-admitted. The Company accrues interest income on impaired loans to the extent it is deemed collectible.

Separate Accounts: Separate Accounts are established in conformity with insurance laws and are segregated from the Company’s general account and are maintained for the benefit of separate account contract holders. Separate accounts are generally accounted for at fair value, except the Stable Value Separate Account (“SVSA”) products which are accounted for at book value in accordance with NAIC guidance.

Foreign Currency Transactions and Translation: Investments denominated in foreign currencies and foreign currency contracts are valued in U.S. dollars, based on exchange rates at the end of the relevant period. Investment transactions in foreign currencies are recorded at the exchange rates prevailing on the respective transaction dates. All other asset and liability accounts denominated in foreign currencies are adjusted to reflect exchange rates at the end of the relevant period. Realized and unrealized gains and losses due to foreign exchange transactions and translation adjustments are not separately reported but are collectively included in realized and unrealized capital gains and losses, respectively.

Non-Admitted Assets: For statutory accounting purposes, certain assets are designated as non-admitted assets. The non-admitted portion of the Deferred Federal Income Tax (“DFIT”) asset was $26,886 thousand and $16,398 thousand at December 31, 2013 and 2012, respectively. The non-admitted portion of deferred premium assets was $29,068 thousand and $27,747 thousand at December 31, 2013 and 2012, respectively. Changes in non-admitted assets are charged or credited directly to surplus.

Insurance and Annuity Premiums: Life insurance premiums are recognized as revenue over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Deposits on deposit-type contracts are recorded directly as a liability when received. Expenses incurred when acquiring new business are charged to operations as incurred.

Reserves for Life and Health Insurance, Annuities and Deposit-type Contracts: Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves established utilize assumptions for interest, mortality and other risks insured. Such reserves are established to provide for adequate contractual benefits guaranteed under policy and contract provisions.

Liabilities for deposit-type contracts, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less surrenders or withdrawals (that represent a return to the contract holders) plus additional reserves (if any) necessitated by actuarial regulations.

B-68	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

The Company performed Asset Adequacy Analysis in order to test the adequacy of its reserves in light of the assets supporting such reserves and determined that its reserves were sufficient to meet its obligations.

Interest Maintenance Reserve: The IMR defers recognition of realized capital gains and losses resulting from changes in the general level of interest rates. These gains and losses are amortized into investment income over the expected remaining life of the investments sold. The IMR is calculated in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies.

A realized gain or loss on each bond sold, excluding loan-backed and structured securities, is interest-related if the security’s NAIC rating did not change by more than one classification from the date of purchase to the date of sale, and its NAIC rating was never a 6 during the holding period.

A realized gain or loss on each preferred stock sold is interest-related if the security did not have an NAIC rating of 4, 5 or 6 at any time during the holding period and the NAIC rating did not change by more than one classification from the date of purchase to the date of sale.

A realized gain or loss on each mortgage loan sold may be interest-related if interest is not more than 90 days past due, not in the process of foreclosure or voluntary conveyance, or the mortgage loan was not restructured over the prior two years.

A realized gain or loss on each derivative investment sold is interest-related based on the characteristics of the underlying invested asset.

For loan-backed and structured securities, realized gains or losses resulting from sale transactions and realized losses resulting from OTTI are bifurcated between IMR and AVR based upon the present value of cash flows and amortized cost at the time of the transaction.

Asset Valuation Reserve: The AVR is established to offset potential credit-related investment losses from bonds, stocks, mortgage loans, real estate, derivatives and other long-term investments. Changes in AVR are recorded directly to surplus. The AVR is calculated in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies.

Realized gains or losses resulting from the sale of U.S. Government securities and securities of agencies which are backed by the full faith and credit of the U.S. Government are exempt from the AVR.

A realized gain or loss on each bond sold, excluding loan-backed and structured securities, is non-interest-related if the security’s NAIC rating changed by more than one classification from the date of purchase to the date of sale, or its NAIC rating was a 6 at any time during the holding period.

A realized gain or loss on each preferred stock sold is non-interest-related if the security had an NAIC rating of 4, 5 or 6 at any time during the holding period or the NAIC rating changed by more than one classification from the date of purchase to the date of sale.

A realized gain or loss on each mortgage loan sold is non-interest-related if interest is more than 90 days past due, in the process of foreclosure or voluntary conveyance, or the mortgage loan was restructured over the prior two years.

A realized gain or loss on each derivative investment sold is non-interest-related based on the characteristics of the underlying invested asset.

For loan-backed and structured securities, realized gains or losses resulting from sale transactions and realized losses resulting from OTTI are bifurcated between IMR and AVR based upon the present value of cash flows and amortized cost at the time of the transaction. OTTI for non-loan backed and structured securities, stocks, mortgage loans, real estate and other long-term investments are considered non-interest related realized losses and included in the AVR calculation.

Application of new accounting pronouncements:

Effective January 1, 2012, the Company adopted SSAP No. 101 – Income Taxes, a Replacement of SSAP No. 10R—Income Taxes, A Temporary Replacement of SSAP No. 10 and SSAP No. 10—Income Taxes effective January 1, 2012. For purposes of accounting for federal and foreign income taxes, the Company adopted FASB Statement No. 109, Accounting for Income Taxes (FAS 109) with modifications for state income taxes, the realization criteria for deferred tax assets, and the recording of the impact of changes in deferred tax balances. Adoption of SSAP No. 101 did not have a material impact on the current and deferred taxes that had been presented under SSAP No. 10R.

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-69

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company  ■  December 31, 2013

Note 3 – long term bonds, preferred stocks and common stocks

The book/adjusted carrying value, estimated fair value, excess of fair value over book/adjusted carrying value and excess of book/adjusted carrying value over fair value of long-term bonds and preferred stocks at December 31 are shown below (in thousands):

	2013
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value
Bonds:
U.S. governments	$279,098	$6,748	$(8,860)	$276,986
All other governments	19,402	—	(443)	18,959
States, territories & possessions	38,287	357	(1,666)	36,978
Political subdivisions of states, territories, & possessions	13,727	71	(860)	12,938
Special revenue & special assessment, non-guaranteed agencies & government	322,629	13,348	(7,113)	328,864
Industrial & miscellaneous	3,417,454	111,127	(55,722)	3,472,859
Credit tenant loans	7,046	704	—	7,750
Hybrids	8,309	123	—	8,432
Total bonds	4,105,952	132,478	(74,664)	4,163,766
Preferred stocks	2,470	3,859	—	6,329
Total bonds and preferred stocks	$4,108,422	$136,337	$(74,664)	$4,170,095

	2012
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value
Bonds:
U.S. governments	$204,896	$13,802	$(7)	$218,691
States, territories & possessions	25,287	1,446	—	26,733
Political subdivisions of states, territories, & possessions	11,957	119	(50)	12,026
Special revenue & special assessment, non-guaranteed agencies & government	373,789	23,452	(186)	397,055
Industrial & miscellaneous	3,052,644	235,989	(9,171)	3,279,462
Credit tenant loans	7,619	762	—	8,381
Hybrids	8,321	301	—	8,622
Total bonds	3,684,513	275,871	(9,414)	3,950,970
Preferred stocks	2,470	849	—	3,319
Total bonds and preferred stocks	$3,686,983	$276,720	$(9,414)	$3,954,289

Impairment Review Process: All securities are subjected to the Company’s process for identifying OTTI. The Company writes down securities that it deems to have an OTTI in value in the period that the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators, rating agencies and various public sources; (f) the potential for impairments in an entire industry sector or sub-sector; (g) the potential for impairments in certain economically-depressed geographic locations; and (h) the potential for impairment based on an estimated discounted cash flow analysis for loan-backed and structured securities. Where impairment is considered to be other-than-temporary, the Company recognizes a write-down as a realized loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value. Once an impairment write-down has been recorded, the Company continues to review the impaired security for appropriate valuation on an ongoing basis.

B-70	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

Based upon the factors above in the Company’s impairment evaluation process, the securities discussed in the following section which were in an unrealized loss position at December 31, 2013 and 2012, were not deemed to be other-than-temporarily impaired.

Unrealized Losses on Bonds and Preferred Stocks: The gross unrealized losses and estimated fair values for bonds and preferred stocks by the length of time that individual securities had been in a continuous unrealized loss position are shown in the table below (in thousands):

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2013
All other bonds	$1,400,475	$(58,205)	$1,342,270	$112,629	$(9,430)	$103,199
Loaned-backed and structured bonds	150,655	(4,630)	146,025	33,140	(2,399)	30,741
Total bonds	$1,551,130	$(62,835)	$1,488,295	$145,769	$(11,829)	$133,940
Preferred stocks	—	—	—	—	—	—
Total bonds and preferred stocks	$1,551,130	$(62,835)	$1,488,295	$145,769	$(11,829)	$133,940

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2012
All other bonds	$152,915	$(843)	$152,072	$21,960	$(1,332)	$20,628
Loaned-backed and structured bonds	—	—	—	71,292	(7,239)	64,053
Total bonds	$152,915	$(843)	$152,072	$93,252	$(8,571)	$84,681
Preferred stocks	—	—	—	—	—	—
Total bonds and preferred stocks	$152,915	$(843)	$152,072	$93,252	$(8,571)	$84,681

As of December 31, 2013, the categories of securities where the estimated fair value declined and remained below cost for less than twelve months were concentrated in manufacturing (19%), U.S. and other governments (12%) and public utilities (11%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2013, the categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were concentrated in communication (27%), U.S. and other governments (14%), and commercial mortgage-backed securities (12%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2012, the categories of securities where the estimated fair value declined and remained below cost for less than twelve months were concentrated in public utilities (28%), revenue and special obligations (21%) and manufacturing (12%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2012, the categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were concentrated in commercial mortgage-backed securities (55%) and residential mortgage-backed securities (21%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

Based upon the Company’s current evaluation of these securities in accordance with its impairment policy, the cause of the decline is primarily attributable to increased market yields for these particular securities since acquisition caused principally by credit spreads. The Company currently intends and has the ability to hold the securities with unrealized losses for a period of time sufficient for them to recover and the Company has concluded that these securities are not other–than-temporarily impaired.

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-71

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company  ■  December 31, 2013

Scheduled Maturities of Bonds: The carrying value and estimated fair value of bonds, categorized by contractual maturity, are shown below. Bonds not due at a single maturity date have been included in the following table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties. Mortgage-backed and asset-backed securities are shown separately in the table below, as they are not due at a single maturity date (dollars in thousands):

	December 31, 2013			December 31, 2012
	Carrying Value	% of Total	Estimated Fair Value	Carrying Value	% of Total	Estimated Fair Value
Due in one year or less	$355,309	8.7%	$359,893	$338,034	9.2%	$345,739
Due after one year through five years	1,354,124	33.0	1,378,917	1,361,867	37.0	1,422,373
Due after five years through ten years	1,002,342	24.4	1,003,560	827,612	22.5	891,555
Due after ten years	937,191	22.8	951,935	619,507	16.7	727,905
Subtotal	3,648,966	88.9	3,694,305	3,147,020	85.4	3,387,572
Residential mortgage-backed securities	266,957	6.5	276,293	333,499	9.0	354,369
Commercial mortgage-backed securities	80,522	1.9	80,900	87,345	2.4	85,587
Asset-backed securities	109,507	2.7	112,268	116,649	3.2	123,442
Subtotal	456,986	11.1	469,461	537,493	14.6	563,398
Total	$4,105,952	100.0%	$4,163,766	$3,684,513	100.0%	$3,950,970

For the year ended December 31, 2013, the preceding table includes no NAIC 6 long-term bond investments.

For the year ended December 31, 2013, the preceding table includes sub-prime mortgage investments totaling $10,456 thousand under residential mortgage-backed securities. 100% of the sub-prime securities were rated investment grade (NAIC 1 and 2).

For the year ended December 31, 2012, the preceding table includes no NAIC 6 long-term bond investments.

For the year ended December 31, 2012, the preceding table includes sub-prime mortgage investments totaling $13,248 thousand under residential mortgage-backed securities. 68% of the sub-prime securities were rated investment grade (NAIC 1 and 2).

Bond Diversification: The carrying values of long-term bond investments were diversified by the following classification at December 31 as follows:

	2013	2012
Manufacturing	23.6%	25.0%
Finance and financial services	16.5	12.4
Public utilities	12.3	13.7
Oil and gas	8.6	8.1
Residential mortgage-backed securities	6.5	9.1
U.S. and other governments	5.7	3.9
Mining	4.4	3.6
Transportation	4.2	3.5
Communication	4.0	4.9
Asset Backed Securities	2.7	3.2
Revenue and Special Obligation	2.7	2.4
Services	2.6	2.9
Real estate investment trusts	2.3	3.1
Commercial mortgage backed securities	2.0	2.4
Retail and wholesale trade	1.9	1.8
Total	100.0%	100.0%

Troubled Debt Restructuring: There were no troubled debt restructurings during 2013 or 2012.

Exchanges: The Company acquired bonds and stocks through exchanges aggregating $120,379 thousand and $14,961 thousand during the year ended December 31, 2013 and 2012, respectively. When exchanging securities, the Company generally accounts for assets at their fair value with any gain or loss realized at the date of exchange, unless the exchange was as a result of restricted securities under SEC rule 144A exchanged for unrestricted securities, which are accounted for at book value.

Loan-backed and Structured Securities: The near-term prepayment assumptions for loan-backed and structured securities are based on historical averages drawing from performance experience for a particular transaction and may vary by security type. The long-term assumptions are adjusted based on expected performance.

B-72	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

The Company had no OTTI on securities which it lacked the ability to hold or had the intent to sell for the year ended December 31, 2013.

The following represents OTTI on securities with the intent to sell or the inability to retain for the year ended December 31, 2012 (in thousands):

	1	2		3
	Amortized Cost Basis Before OTTI	OTTI Recognized in Loss
		2a Interest	2b Non-interest	Fair Value 1-(2a+2b)
OTTI recognized
a. Intent to sell	$7,731	$1,486	$2,111	$4,134
b. Inability to retain	—	—	—	—
Total	$7,731	$1,486	$2,111	$4,134

The Company had no loan-backed or structured securities where the present value of cash flows expected to be collected was less than amortized cost and did not recognize any OTTI for the year ended December 31, 2013.

Other disclosures:

At December 31, 2013 and 2012, the carrying value of common stock denominated in foreign currency was $573 thousand and $271 thousand, respectively. The Company had no bonds denominated in foreign currency as of December 31, 2013 or 2012.

Debt securities amounting to approximately $8,324 thousand and $8,401 thousand at December 31, 2013 and 2012, respectively, were on deposit with governmental authorities or trustees, as required by law.

The Company had no restricted stock as of December 31, 2013 or 2012.

Note 4 – mortgage loans

As of December 31, 2013, the Company did not have any mortgage loans. The Company did not originate conventional loans or acquire mezzanine loans during 2013 or 2012; therefore, there was no coupon rate or maximum percentage of any one loan to the value of the security at the time of the originated loans for 2013 or 2012.

Note 5 – subsidiaries and affiliates

TIAA-CREF Life Insurance Agency (“Agency”) is the sole operating subsidiary of TIAA-CREF Life. The Company has no investments in subsidiary, controlled and affiliated entities that exceed 10% of its admitted assets. Agency’s carrying value of $1,140 thousand and $1,128 thousand at December 31, 2013 and 2012, respectively, is included in other long-term investments on the statutory-basis statements of admitted assets, liabilities and capital and surplus. The carrying value of Agency was not audited or other-than-temporarily impaired for the years ended December 31, 2013 or 2012.

At December 31, 2013 and 2012, respectively, the Company reported $14,254 thousand and $11,744 thousand as amounts due to parent, subsidiaries and affiliates.

Note 6 – commitments

At December 31, 2013, the Company had no outstanding commitments to fund future investments.

Note 7 – investment income and capital gains and losses

Net Investment Income: The components of net investment income for the years ended December 31, were as follows (in thousands):

	2013	2012	2011
Bonds	$151,290	$145,961	$131,395
Stocks	151	385	491
Mortgage loans	—	496	1,006
Cash, cash equivalents and short-term investments	28	441	514
Other long-term investments	1,181	1,047	457
Total gross investment income	$152,650	$148,330	$133,863
Less investment expenses	(3,846)	(2,831)	(2,224)
Net investment income before amortization of IMR	148,804	145,499	131,639
Amortization of IMR	1,525	2,250	1,046
Net investment income	$150,329	$147,749	$132,685

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-73

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company  ■  December 31, 2013

The Company had no due and accrued income excluded from net income for the years ended December 31, 2013, 2012 or 2011.

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions of investments and write-downs due to OTTI for the years ended December 31 were as follows (in thousands):

	2013	2012	2011
Bonds	$3,031	$(2,804)	$(5,022)
Stocks	—	256	—
Cash, cash equivalent and short-term investments	13	(7)	51
Total before capital gain (loss) tax and transfers to IMR	3,044	(2,555)	(4,971)
Transfers to IMR	(2,360)	(2,757)	(1,299)
Capital loss tax benefit (expense)	(721)	2,952	15,460
Net realized capital gains (losses) less capital gains tax, after transfers to IMR	$(37)	$(2,360)	$9,190

Write-downs of investments resulting from OTTI, included in the preceding table, were as follows for the years ended December 31 (in thousands):

	2013	2012	2011
Other-than-temporary impairments:
Bonds	$876	$8,287	$8,243
Total	$876	$8,287	$8,243

The Company generally holds its investments until maturity. The Company performs periodic reviews of its portfolio to identify investments which may have deteriorated in credit quality to determine if any are candidates for sale in order to maintain a quality portfolio of investments. Investments which are deemed candidates for sale are continually monitored until sold and carried at the lower of amortized cost or fair value. In accordance with the Company’s valuation and impairment process the investment will be monitored quarterly for further declines in fair value at which point an OTTI will be recorded until actual disposal of the investment.

Proceeds from sales of long-term bond investments during 2013, 2012 and 2011 were $66,840 thousand, $199,747 thousand and $104,382 thousand, respectively. Gross gains of $4,605 thousand, $5,668 thousand and $5,143 thousand, and gross losses, excluding impairments considered to be other-than-temporary, of $698 thousand, $184 thousand and $1,922 thousand were realized during 2013, 2012 and 2011, respectively.

Wash Sales: The Company does not engage in the practice of wash sales, however, in isolated cases in the course of asset management activities, a security may be sold and repurchased in whole or in part within thirty days of the sale. There were no securities with a NAIC designation of 3 or below, or unrated, that were sold and reacquired within 30 days of the sale date during 2013, 2012 or 2011.

Unrealized Capital Gains and Losses: For the years ended December 31, 2013, 2012 and 2011, the net change in unrealized capital gains in investments, resulting in a net increase in carrying value of investments was $314 thousand, $129 thousand and $2,723 thousand, respectively.

Note 8 – disclosures about fair value of financial instruments

Fair value of financial instruments

Included in the Company’s financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or for certain bonds and preferred stock when carried at the lower of cost or fair value.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair values of financial instruments are based on quoted market prices when available. When market prices are not available, fair values are primarily provided by a third party-pricing service for identical or comparable assets, or through the use of valuation methodologies using observable market inputs. These fair values are generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve management estimation and judgment for many factors including market bid/ask spreads, and such estimations may become significant with increasingly complex instruments or pricing models.

B-74	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

The following table provides information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy at December 31, 2013 (in thousands):

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Assets:
Bonds	$4,163,766	$4,105,952	$—	$4,148,745	$15,021	$—
Common Stock	573	573	573	—	—	—
Preferred Stock	6,329	2,470	6,329	—	—	—
Separate Accounts	3,657,612	3,668,669	1,376,020	2,281,592	—	—
Contract Loans	10,467	10,467	—	—	10,467	—
Cash, Cash Equivalent and Short Term Investments	114,886	114,882	34,304	80,582	—	—
Total	$7,953,633	$7,903,013	$1,417,226	$6,510,919	$25,488	$—

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Liabilities:
Deposit-type Contracts	$2,013,451	$2,013,451	$—	$—	$2,013,451	$—
Separate Account	3,638,741	3,638,741	—	—	3,638,741	—
Total	$5,652,192	$5,652,192	$—	$—	$5,652,192	$—

The following table provides information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy at December 31, 2012 (in thousands):

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Assets:
Bonds	$3,950,970	$3,684,513	$—	$3,919,926	$31,044	$—
Common Stock	271	271	271	—	—	—
Preferred Stock	3,319	2,470	3,319	—	—	—
Separate Accounts	1,797,512	1,789,814	967,553	829,959	—	—
Contract Loans	7,129	7,129	—	—	7,129	—
Cash, Cash Equivalent and Short Term Investments	87,951	87,953	22,457	65,494	—	—
Total	$5,847,152	$5,572,150	$993,600	$4,815,379	$38,173	$—

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Liabilities:
Deposit-type Contracts	$1,859,466	$1,859,466	$—	$—	$1,859,466	$—
Separate Account	1,760,489	1,760,489	—	—	1,760,489	—
Total	$3,619,955	$3,619,955	$—	$—	$3,619,955	$—

The estimated fair values of the financial instruments presented above were determined by the Company using market information available as of December 31, 2013 and 2012. Considerable judgment is required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

Assets and liabilities measured and reported at fair value

The Company’s financial assets and liabilities measured and reported at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements. The fair value hierarchy prioritizes the inputs to

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-75

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company  ■  December 31, 2013

valuation techniques used to measure fair value into three broad levels. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and Level 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

•	Level 1—Inputs are unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date.

•	Level 2—Other than quoted prices within Level 1 inputs that are observable for the asset or liability, either directly or indirectly.

Level 2 inputs include:

•	Quoted prices for similar assets or liabilities in active markets,
•	Quoted prices for identical or similar assets or liabilities in markets that are not active,
•	Inputs other than quoted prices that are observable for the asset or liability,
•	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

•	Level 3—Inputs are unobservable inputs for the asset or liability supported by little or no market activity. Unobservable inputs reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. The Company’s data used to develop unobservable inputs is adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.

Financial assets and liabilities measured and reported at fair value

The following table provides information about the Company’s financial assets and liabilities measured and reported at fair value at December 31 (in thousands):

	2013
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Common Stock
Industrial and miscellaneous	$573	$—	$—	$573
Separate accounts assets, net	1,309,909	79,037	—	1,388,946
Total assets at fair value	$1,310,482	$79,037	$—	$1,389,519

Total liabilities at fair value	$—	$—	$—	$—

	2012
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Common Stock
Industrial and miscellaneous	$271	$—	$—	$271
Separate accounts assets, net	960,225	82,876	—	1,043,101
Total assets at fair value	$960,496	$82,876	$—	$1,043,372

Total liabilities at fair value	$—	$—	$—	$—

For assets and liabilities held at December 31, 2013 and 2012, the Company had no transfers between Level 1 and Level 2 of the fair value hierarchy. The Company’s policy is to recognize transfers between levels at the actual date of the event or change in circumstances that caused the transfer.

Level 1 financial instruments

Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Common stocks and separate account assets in Level 1 primarily include mutual fund investments valued by the respective mutual fund companies and exchange traded equities.

Level 2 financial instruments

Separate account assets in Level 2 consist principally of corporate bonds, short term government agency notes and commercial paper.

Level 3 financial instruments

There are no securities measured and reported at fair value in Level 3 as of December 31, 2013 and 2012.

B-76	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Because such instruments do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates.

If an independent pricing service is unable to provide the fair value for a security due to insufficient market information, such as for a private placement transaction, the Company will determine the fair value internally using tools such as matrix pricing model. Such models estimate fair value using discounted cash flows at a market yield considering the appropriate treasury rate plus a spread. The spread is derived by reference to similar securities, and may be adjusted based on specific characteristics of the security, including inputs that are not readily observable in the market. The Company assesses the significance of unobservable inputs for each security priced internally and classifies that security in Level 3 as a result of the significance of unobservable inputs.

Reconciliation of Level 3 assets and liabilities measured and reported at fair value:

At December 31, 2013 and 2012, there were no assets or liabilities measured and reported at fair value using Level 3 inputs. The Company’s policy is to recognize transfers into and out of Level 3 at the actual date of the event or change in circumstances that caused the transfer.

Note 9 – restricted assets

The following table provides information on amounts and the nature of any assets pledged to others as collateral or otherwise restricted by the Company.

Restricted Assets at December 31, 2013 (dollars in thousands):

	Gross Restricted								Percentage
	Current Year
	1	2	3	4	5	6	7	8	9	10
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
On deposit with states	$8,324	$—	$—	$—	$8,324	$8,402	$(78)	$8,324	0.103%	0.104%
Total Restricted Assets	$8,324	$—	$—	$—	$8,324	$8,402	$(78)	$8,324	0.103%	0.104%

Note 10 – derivative financial instruments

The Company uses derivative instruments for hedging and income generation. The Company does not engage in derivative financial instrument transactions for speculative purposes. As of December 31, 2013, the Company did not hold any derivative instruments and no collateral was held or posted.

Foreign Currency Swap Contracts: The Company enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cash flow hedge to manage currency risks on investments denominated in foreign currencies. The Company did not enter into any foreign currency swap contracts for the years ended December 31, 2013 and 2012.

Interest Rate Swap Contracts: The Company enters into interest rate swap contracts to hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These contracts are designated as economic cash flow hedges and allow the Company to lock in a fixed interest rate and to transfer the risk of rate changes. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counterparty risk. The Company also enters into interest rate swap contracts to exchange the cash flows on certain fixed interest rate bonds into variable interest rate cash flows. These contracts are designated as economic fair value hedges in connection with certain interest sensitive products, and are carried at fair value as hedge accounting is not applied. For the years ended December 31, 2013 and 2012, the Company did not enter into any interest rate swap contracts.

Credit Default Swaps: The Company purchases credit default swaps as protection against unexpected adverse credit events in selective investments in the Company’s portfolio. This type of derivative is traded over-the-counter, and the Company is exposed to market, credit, and counterparty risk. When these swap contracts are designated as hedges, the premium payment to the

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-77

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company  ■  December 31, 2013

counterparty is expensed as incurred. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value. For the years ended December 31, 2013 and 2012, the Company did not enter into any credit default swaps contracts.

Note 11 – separate accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. As of December 31, 2013, the Company reported separate account assets and liabilities for the following products: Variable Life, Variable Annuity, Group Life, Modified Guaranteed Annuity and Group Annuity Guaranteed Investment Contract (“GIC”).

The Company’s Separate Account VLI-1 (“VLI-1”) is a unit investment trust and was organized on May 23, 2001, and established under New York Law for the purpose of issuing and funding flexible premium variable universal life insurance policies. The assets of this account are carried at market value.

The Company’s Separate Account VLI-2 (“VLI-2”) is a unit investment trust and was organized on February 15, 2012 and established under New York Law for the purpose of issuing and funding group and individual variable life insurance policies. The assets of this account are carried at market value.

The Company’s Separate Account VA-1 (“VA-1”) was established on July 27, 1998 to fund individual non-qualified variable annuities. VA-1 is registered with the Securities and Exchange Commission (the “Commission”) as a unit investment trust under the Investment Company Act of 1940. The assets of this account are carried at market value.

The Company’s Separate Account MVA-1 (“MVA-1”) was established on July 23, 2008, as a non-unitized Separate Account that supports flexible premium deferred fixed annuity contracts subject to withdrawal charges and a market value adjustment feature. The Company has $20,000 thousand of seed money in the Company’s MVA-1 product since 2008 when the separate account was established. The assets of this account are carried at fair value.

The Company’s Stable Value Separate Account-1 (“SVSA-1”) was established on May 14, 2012 as a non-unitized guaranteed separate account that supports book value separate account agreement contracts issued to certain externally managed stable value funds. The assets of this account are carried at book value.

The Company’s Stable Value Separate Account-2 (“SVSA-2”) was established on May 21, 2012 as a non-unitized guaranteed separate account that supports book value separate account agreement contracts issued to certain externally managed stable value funds. The assets of this account are carried at book value.

The Company’s Stable Value Separate Account-3 (“SVSA-3”) was established on November 13, 2013 as a non-unitized guaranteed separate account that supports book value separate account agreement contracts issued to certain externally managed stable value funds. The assets of this account are carried at book value.

For the SVSA accounts participant withdrawals are subject to restrictions and would typically be funded through a cash buffer account managed outside of the contract. Any excess benefit withdrawals would then be paid by the Company from the contract at book value. Plan sponsor withdrawals and certain participant-initiated withdrawals in excess of the cash buffer account are paid at the lesser of book or market value or at book value if 12 months advance notice is provided.

The Company does not engage in securities lending transactions within the separate accounts.

In accordance with the domiciliary state procedures for approving items within the separate account, the separate account classifications of the following items are supported by a specific state statute:

Product Identification	Product Classification	State Statute Reference
TC Life VLI—1	Variable Life	Section 4240 of the New York Insurance Law
TC Life VLI—2	Variable Life/Group Life	Section 4240 of the New York Insurance Law
TC Life VA—1	Variable Annuity	Section 4240 of the New York Insurance Law
TC Life MVA—1	Modified Guaranteed Annuity	Section 4240 of the New York Insurance Law
TC Life SVSA—1	Group Annuity GIC	Section 4240 (a)(5)(ii) of the New York Insurance Law
TC Life SVSA—2	Group Annuity GIC	Section 4240 (a)(5)(ii) of the New York Insurance Law
TC Life SVSA—3	Group Annuity GIC	Section 4240 (a)(5)(ii) of the New York Insurance Law

In accordance with the products recorded within the separate account, some assets are considered legally insulated while others are not legally insulated from the general account. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

B-78	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

As of December 31, the Company’s separate account statement included assets legally insulated from the general account for the following products (in thousands):

	2013		2012
Product	Legally Insulated Assets	Separate Account Assets (Not Legally Insulated)	Legally Insulated Assets	Separate Account Assets (Not Legally Insulated)
TC Life VLI—1	$83,355	$—	$59,367	$—
TC Life VLI—2	29,494	—	6,277	—
TC Life VA—1	1,189,555	—	886,060	—
TC Life MVA—1	—	86,542	—	91,397
TC Life SVSA—1	1,014,856	—	746,713	—
TC Life SVSA—2	514,387	—	—	—
TC Life SVSA—3	750,480	—	—	—
Total	$3,582,127	$86,542	$1,698,417	$91,397

In accordance with the specific rules for products recorded within the separate account, some separate account liabilities are guaranteed by the general account.

As of December 31, 2013 and 2012, the general account of the Company had a maximum guarantee for separate account liabilities of $1,945 thousand and $3,801 thousand, respectively. The amount paid for risk charges is not explicit, but rather embedded within the mortality and expense charges. The separate accounts had no reserves for asset default risk that were recorded in lieu of contributions to AVR.

As of December 31, 2013, the general account of the Company had paid (received) $(11) thousand towards separate account guarantees. The total separate account guarantees paid (received) by the general account for the preceding four years ending at December 31, are as following (in thousands):

2012	$203
2011	$197
2010	$111
2009	$341

Although the Company owns the assets of these separate accounts, the separate accounts’ income, investment gains and investment losses are credited to or charged against the assets of the separate accounts without regard to the Company’s other income, gains or losses.

Information regarding separate accounts of the Company is as follows (in thousands):

	December 31, 2013
	Non-indexed Guarantee less than or equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$1,540,355	$—	$247,444	$1,787,799
Reserves at 12/31/2013 for accounts with assets at:
Fair value	$34,473	$22,367	$1,300,243	$1,357,083
Amortized cost	2,269,111	—	—	2,269,111
Total reserves	$2,303,584	$22,367	$1,300,243	$3,626,194

By withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$34,473	$22,367	$—	$56,840
At fair value	2,269,111	—	1,300,243	3,569,354
At book value without fair value adjustment and with current surrender charge less than 5%	—	—	—	—
Total reserves	$2,303,584	$22,367	$1,300,243	$3,626,194

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-79

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company  ■  December 31, 2013

	December 31, 2012
	Non-indexed Guarantee less than or equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$726,731	$—	$152,204	$878,935
Reserves at 12/31/2012 for accounts with assets at:
Fair value	$35,999	$24,499	$952,048	$1,012,546
Amortized cost	728,526	—	—	728,526
Total reserves	$764,525	$24,499	$952,048	$1,741,072

By withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$32,123	$24,214	$—	$56,337
At fair value	728,526	—	952,048	1,680,574
At book value without fair value adjustment and with current surrender charge less than 5%	3,876	285	—	4,161
Total reserves	$764,525	$24,499	$952,048	$1,741,072

	December 31, 2011
	Non-indexed Guarantee less than or equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$3,979	$—	$118,256	$122,235
Reserves at 12/31/2011 for accounts with assets at:
Fair value	$41,352	$29,235	$777,106	$841,693
Amortized cost	—	—	—	—
Total reserves	$41,352	$23,235	$777,106	$841,693

By withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$32,839	$23,216	$—	$56,055
At fair value	—	—	777,106	777,106
At book value without fair value adjustment and with current surrender charge less than 5%	8,513	19	—	8,532
Total reserves	$41,352	$23,235	$777,106	$841,693

The following is a reconciliation of transfers to or (from) the Company to the Separate Accounts (in thousands):

	2013	2012	2011
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$266,154	$167,500	$133,624
Transfers from Separate Accounts	(122,691)	(109,352)	(96,582)
Net transfers to Separate Accounts	143,463	58,148	37,042

Reconciling Adjustments:
Fund transfer exchange gain (loss)	(233)	(172)	896
Transfers as reported in the Statements of Operations of the Life, Accident & Health Annual Statement	$143,230	$57,976	$37,938

Note 12 – related party transactions

The majority of services for the operation of the Company are provided at cost by TIAA pursuant to a Service Agreement. Expense reimbursement payments under the Service Agreement are made quarterly by TIAA-CREF Life to TIAA based on TIAA’s costs for providing such services. The Company also reimburses TIAA, at cost, on a quarterly basis for certain investment management services, according to the terms of an Investment Management Agreement. Reimbursements of $91,136 thousand, $71,383 thousand and $47,383 thousand were made to TIAA for the years ended December 31, 2013, 2012 and 2011, respectively.

Teachers Advisors, Inc. (“Advisors”), a subsidiary of TIAA-CREF Asset Management LLC (“TCAM”), which is a wholly owned subsidiary of TIAA, provides investment advisory services and other administrative services for the TIAA-CREF Life Separate Accounts in accordance with an Investment Management Agreement. Teachers Personal Investors Services, Inc. (“TPIS”), a subsidiary of TCAM and TIAA-CREF Individual & Institutional Services, LLC (“Services”), a subsidiary of TIAA, are authorized to distribute contracts for the Separate Accounts. Reimbursement of $2,229 thousand, $702 thousand and $0 were made to Advisors for the years ended December 31, 2013, 2012 and 2011, respectively.

B-80	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

Effective May 1, 2012, the Company reimbursed TPIS and Services, on an at cost basis, for distribution services for variable life and after tax annuities. Prior to May 1, 2012, the distribution services were paid for under a fee arrangement. Expenses associated with the distribution services agreement were $11,807 thousand, $7,062 thousand and $705 thousand for the years ended December 31, 2013, 2012 and 2011, respectively.

Services for certain funding agreements for qualified state tuition programs for which TIAA-CREF Tuition Financing, Inc. (“TFI”), a wholly-owned subsidiary of TCAM, is the program manager, are provided to TIAA-CREF Life by TFI pursuant to a service agreement between the Company and TFI. Payments associated with this service agreement were $8,754 thousand, $6,544 thousand and $4,621 thousand for the years ended December 31, 2013, 2012 and 2011, respectively.

The Company has a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that TIAA-CREF Life will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain the Company’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA-CREF Life’s financial strength ratings at least the same as TIAA’s rating. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any creditor of TIAA-CREF Life with recourse to TIAA.

The Company maintains a $100 million unsecured 364-day revolving line of credit with TIAA. This line has an expiration date of July 14, 2014. As of December 31, 2013, $30 million of this facility was maintained on a committed basis for which the Company paid a commitment fee of 9.0 basis points on the unused committed amount. During the period ending December 31, 2013, 85 draw-downs totaling $228.5 million were made under this line of credit arrangement, with $76 thousand interest paid on these draw-downs, of which none were outstanding as of December 31, 2013.

Note 13 – federal income taxes

The Company has recorded current and deferred taxes in accordance with SSAP No. 101 Income Taxes – A Replacement of SSAP No. 10R and SSAP No. 10. The Company has exceeded the highest RBC threshold level which allows the Company to apply the smallest limitations to admit deferred tax assets under SSAP 101. The application of SSAP No. 101 requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. As of December 31, 2013 and December 31, 2012, the Company has not recorded a valuation allowance on deferred tax assets.

The components of Net Deferred Tax Assets (“DTA”) and Deferred Tax Liabilities (“DTL”) at December 31 are as follows (in thousands):

	12/31/2013			12/31/2012			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total
a) Gross Deferred Tax Assets	$36,627	$6,218	$42,845	$18,299	$9,521	$27,820	$18,328	$(3,303)	$15,025
b) Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—
c) Adjusted Gross Deferred Tax Assets (a—b)	36,627	6,218	42,845	18,299	9,521	27,820	18,328	(3,303)	15,025
d) Deferred Tax Assets Nonadmitted	22,078	4,808	26,886	7,321	9,077	16,398	14,757	(4,269)	10,488
e) Subtotal Net Admitted Deferred Tax Asset (c—d)	14,549	1,410	15,959	10,978	444	11,422	3,571	966	4,537
f) Deferred Tax Liabilities	2,750	1,410	4,160	5,055	95	5,150	(2,305)	1,315	(990)
g) Net Admitted Deferred Tax Assets/(Net Deferred Tax Liability) (e—f)	$11,799	$—	$11,799	$5,923	$349	$6,272	$5,876	$(349)	$5,527

	12/31/2013			12/31/2012			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total
Admission Calculation Components SSAP No. 101
a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$11,799	$—	$11,799	$5,923	$349	$6,272	$5,876	$(349)	$5,527
b) Adjusted Gross DTA Expected To Be Realized (Excluding The Amount of DTA From 2(a) above After Application of the Threshold Limitation. (The Lesser of (b)1 and (b) 2 below)	—	—	—	—	—	—	—	—	—
1. Adjusted Gross DTA Expected to be Realized Following the Balance Sheet Date.	—	—	—	—	—	—	—	—	—
2. Adjusted Gross DTA Allowed per Limitation Threshold.	—	—	—	—	—	—	—	—	—
c) Adjusted Gross DTA (Excluding The Amount of DTA From (a) and (b) above) Offset by Gross DTL.	2,750	1,410	4,160	5,055	95	5,150	(2,305)	1,315	(990)
d) DTA Admitted as the result of application of SSAP No. 101. Total ((a)+(b)+(c))	$14,549	$1,410	$15,959	$10,978	$444	$11,422	$3,571	$966	$4,537

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-81

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company  ■  December 31, 2013

	2013	2012
(a) Ratio Percentage Used to Determine Recovery Period and Threshold limitation Amount	891%	1,576%
(b) Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation In (b)2 Above	391,771	427,095

Impact of Tax Planning Strategies (in thousands):

	12/31/2013		12/31/2012		Change
	(1) Ordinary	(2) Capital	(3) Ordinary	(4) Capital	(5) (Col 1–3) Ordinary		(6) (Col 2-4) Capital
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets, by tax character as a percentage.
1. Adjusted Gross DTAs amount from Note 9A1 (c)	$36,627	$6,218	$18,299	$9,521	$18,328		$(3,303)
2. Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	—	—	—	—	—		—
3. Net admitted Adjusted Gross DTAs amount from Note 9A1 (e)	$14,549	$1,410	$10,978	$444	$3,571		$966
4. Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	—	—	—	—	—		—
Does the Company’s tax-planning strategy include the use of reinsurance?					Yes	☐	No	☒

Current income taxes incurred consist of the following major components (in thousands):

	12/31/2013	12/31/2012	Change
Current Income Tax:
Federal income taxes expense	$7,007	$1,240	$5,767
Foreign taxes	—	—	—
Subtotal	7,007	1,240	5,767
Federal income taxes expense (benefit) on capital gains (losses)	720	(2,844)	3,564
Other	(57)	(106)	49
Federal and foreign income taxes expense (benefit)	$7,670	$(1,710)	$9,380

	12/31/2013	12/31/2012	Change
Deferred Tax Assets:
Ordinary
Policyholder reserves	$12,214	$4,976	$7,238
Deferred acquisition costs	21,210	12,595	8,615
Other (including items < 5% of total ordinary tax assets	394	312	82
Unauthorized reinsurance	2,809	416	2,393
Subtotal	36,627	18,299	18,328
Nonadmitted	22,078	7,321	14,757
Admitted ordinary deferred tax assets	$14,549	$10,978	$3,571

Capital
Investments	$6,218	$9,521	$(3,303)
Net capital loss carry-forward	—	—	—
Subtotal	6,218	9,521	(3,303)
Statutory valuation allowance (“SVA”) adjustment	—	—	—
Nonadmitted	4,808	9,077	(4,269)
Admitted capital deferred tax assets	1,410	444	966
Admitted deferred tax assets	$15,959	$11,422	$4,537

Deferred Tax Liabilities:
Ordinary
Investments	$2,750	$5,055	$(2,305)
Capital	1,410	95	1,315
Deferred tax liabilities	$4,160	$5,150	$(990)

Net Deferred Tax Assets / Liabilities:
Assets/Liabilities	$11,799	$6,272	$5,527

B-82	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

The change in the net deferred income taxes is comprised of the following (this analysis is exclusive of non-admitted assets as the Change in Non-admitted Assets is reported separately from the Change in Net Deferred Income Taxes in the surplus section of the Annual Statement) for the years ended December 31 (in thousands):

	2013	2012	Change
Total deferred tax assets	$42,845	$27,820	$15,025
Total deferred tax liabilities	(4,160)	(5,150)	990
Net deferred tax assets/liabilities	38,685	22,670	16,015
Statutory valuation allowance adjustment	—	—	—
Net deferred tax assets/liabilities after SVA	$38,685	$22,670	$16,015

Tax effect of unrealized gains/(losses)			—
Statutory valuation allowance adjustment allocated to unrealized			—
Other intra-period allocation of deferred tax movement			—
Change in net deferred income tax (charge) benefit			$16,015

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference at December 31, 2013 are as follows (dollars in thousands):

Description	Amount	Effective Tax Rate
Provision computed at statutory rate	$(6,754)	35.00%
Dividends received deduction	(260)	(1.35)
Amortization of interest maintenance reserve	(534)	2.77
Prior year true-up	350	(1.82)
Other	(68)	0.35
Total	$(7,266)	37.65%

Federal and foreign income tax incurred	$7,670	(39.75)%
Unauthorized reinsurance	2,393	(12.40)
Change in net deferred income tax charge (benefit)	(16,015)	82.99
Tax effect on unrealized capital gain	(1,314)	6.81
Total statutory income taxes	$(7,266)	37.65%

At December 31, 2013, the Company had no net operating loss carry forwards or capital loss carry forwards.

Income tax, ordinary and capital available for recoupment from its parent, TIAA, in the event of future net losses include (in thousands):

Year Incurred	Ordinary	Capital	Total
2013	$7,007	$720	$7,727
2012	1,182	—	1,182
2011	10,379	—	10,379
Total	$18,568	$720	$19,288

There was no deposits reported as admitted assets under IRC Section 6603.

The Company files a consolidated federal income tax return with its parent, TIAA and its affiliates:

1) TIAA-CREF Asset Management, Inc. *

2) Dan Properties, Inc.

3) JV Georgia One, Inc.

4). JWL Properties, Inc.

5) ND Properties, Inc.

6). TCT Holdings, Inc.

7) Teachers Advisors, Inc.

8) Teachers Personal Investors Service, Inc.

9) T-Investment Properties Corp.

10) TIAA-CREF Tuition Financing, Inc.

11) TIAA-CREF Trust Company, FSB.

12) GreenWood Resources, Inc.

13) 730 Texas Forest Holdings, Inc.

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-83

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company  ■  December 31, 2013

14) TIAA Global Markets, Inc.

15) T-C Sports Co., Inc.

16) TIAA Board of Overseers.

17) TIAA Park Evanston, Inc.

18) Oleum Holding Company, Inc.

19) Covariance Capital Management, Inc.

20) Westchester Group Investment Management, Inc.

21) Westchester Group Asset Management, Inc.

22) Westchester Group Investment Management Holding Company Inc.

23) Westchester Group Farm Management, Inc.

24) Westchester Group Real Estate, Inc.

*	TIAA-CREF Asset Management converted from a corporation to an LLC. effective December 31, 2013.

The consolidating companies participate in a tax-sharing agreement. Under the agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

The Company had no federal or foreign income tax loss contingencies as determined in accordance with SSAP No. 5R. Liabilities, Contingencies and Impairments of Assets, with the modifications provided in SSAP No. 101, Income Taxes – A Replacement of SSAP No. 10R and SSAP No. 10, for which it is reasonably possible that the total liability will significantly increase within 12 months of the reporting date.

The IRS examination for tax years 2007, 2008, and 2009 federal income tax returns is currently in progress.

Note 14 – pension plan and postretirement benefits

The Company has no employees. The Company’s parent, TIAA, allocates employee benefit expenses based on salaries attributable to the Company. The Company’s share of net expense for the qualified defined contribution plan was approximately $2,499 thousand, $2,022 thousand and $1,334 thousand for the years ended December 31, 2013, 2012 and 2011, respectively and for other postretirement benefit plans was $696 thousand, $463 thousand and $270 thousand for the years ended December 31, 2013, 2012 and 2011, respectively.

Note 15 – policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves are based on assumptions for interest, mortality and other risks insured.

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioner’s Annuity Reserve Valuation Method (“CARVM”) in accordance with New York State Regulation 151, Actuarial Guideline 43 (“AG43”) for variable annuity products and Actuarial Guideline 33 for all other products.

The Company performed Asset Adequacy Analysis in order to test the adequacy of its reserves in light of the assets supporting such reserves, and determined that its reserves were sufficient to meet its obligations.

Withdrawal characteristics of annuity actuarial reserves and deposit-type contracts at December 31 are as follows (dollars in thousands):

2013	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$—	$56,840	$—	$56,840	0.8%
At book value less current surrender charge of 5% or more	665	—	—	665	—
At fair value	—	2,269,110	1,189,810	3,458,920	50.3
Total with adjustment or at fair value	$665	$2,325,950	$1,189,810	$3,516,425	51.1%
At book value without adjustment (minimal or no charge or adjustment)	3,253,987	—	—	3,253,987	47.3
Not subject to discretionary withdrawal	108,691	—	—	108,691	1.6
Total (gross)	$3,363,343	$2,325,950	$1,189,810	$6,879,103	100.0%
Reinsurance ceded	—	—	—	—
Total (net)	$3,363,343	$2,325,950	$1,189,810	$6,879,103

B-84	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

2012	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$—	$56,337	$—	$56,337	1.2%
At book value less current surrender charge of 5% or more	562	—	—	562	—
At fair value	—	728,526	886,396	1,614,922	33.3
Total with adjustment or at fair value	$562	$784,863	$886,396	$1,671,821	34.5%
At book value without adjustment (minimal or no charge or adjustment)	3,076,125	4,161	—	3,080,286	63.6
Not subject to discretionary withdrawal	89,688	—	—	89,688	1.9
Total (gross)	$3,166,375	$789,024	$886,396	$4,841,795	100.0%
Reinsurance ceded	—	—	—	—
Total (net)	$3,166,375	$789,024	$886,396	$4,841,795

Annuity reserves and deposit-type contract funds for the year ended December 31 are as follows (in thousands):

	2013	2012
General Account:
Total annuities (excluding supplementary contracts with life contingencies)	$1,348,130	$1,305,083
Supplementary contracts with life contingencies	1,762	1,826
Deposit-type contracts	2,013,451	1,859,466
Subtotal	3,363,343	3,166,375

Separate Accounts:
Annuities	1,238,184	942,318
Supplementary contracts with life contingencies	234	186
Deposit-type contracts	2,277,342	732,916
Subtotal	3,515,760	1,675,420
Total	$6,879,103	$4,841,795

For Ordinary Life Insurance (including term plans, universal life and variable universal life), reserves for all policies are calculated in accordance with New York State Insurance Regulation 147 using the 1980 CSO Table or 2001 CSO Table and interest rates of 3.5% through 4.5%. Term conversion reserves are based on the Company’s term conversion mortality experience and interest at 4.0%.

Based on the asset adequacy analysis, the Company has added an additional $13 million in 2013, which consists of $8 million associated with the deferred annuity business and $5 million associated with the individual life insurance business. This is in addition to the $10 million which was recorded in 2009 for life insurance reserves. In addition, for variable annuities, the excess of the reserve over the accumulation was increased to $7 million. On this basis, it was determined that the Company’s reserves were sufficient to meet its obligations.

Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and are set equal to a percentage of reserves. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. The Company had no policies where the surrender values were in excess of the legally computed reserves at December 31, 2013 or December 31, 2012. The Company had $29.8 billion and $25.6 billion of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the State of New York as of December 31, 2013 and 2012, respectively.

Premium deficiency reserves related to the above insurance totaled $15,600 thousand and $11,242 thousand at December 31, 2013 and 2012, respectively.

For retained assets, an accumulation account issued from the proceeds of annuity and life insurance policies, reserves are held equal to the current account balances.

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost have all been determined by formulae as prescribed by the NAIC except for deferred annuities, for which tabular interest has been determined from the basic data.

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-85

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company  ■  December 31, 2013

Note 16 – reinsurance

In 2004, the Company and TIAA entered into a series of agreements with Metropolitan Life Insurance Company (“MetLife”) including an administrative agreement for MetLife to service the long-term care business of the Company and TIAA, an indemnity reinsurance agreement where the Company and TIAA ceded to MetLife 100% of the long-term care liability and an assumption reinsurance agreement where, after appropriate filings in each jurisdiction, MetLife has been offering the Company policyholders the option of transferring the liability for policies from the Company and TIAA to MetLife. At December 31, 2013 and 2012, there were still premiums in force of $6,548 thousand and $6,242 thousand, respectively.

The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers. A liability is established for reserves ceded to unauthorized reinsurers which are not secured by or in excess of letters of credit or trust agreements. The Company does not have reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Amounts shown in the financial statements are reported net of the impact of reinsurance. The major lines in the accompanying financial statements that were reduced by the effect of these reinsurance agreements include (in thousands):

	2013	2012	2011
Reinsurance ceded:
Aggregate reserve for life and health insurance	$437,220	$397,767	$357,638
Insurance and annuity premiums	$118,103	$56,650	$41,247
Policy and contract benefits	$26,240	$14,005	$15,014
Increase in policy and contract reserves	$39,454	$40,128	$40,654

Note 17 – capital and surplus and shareholders’ dividends restrictions

The portion of unassigned surplus increased or (reduced) by each item below as of December 31 are as follows (in thousands):

	2013	2012
Net unrealized capital losses	$314	$129
Asset valuation reserve	$(3,773)	$(3,570)
Net deferred federal income tax	$16,015	$(7,005)
Change in non-admitted assets	$(11,809)	$6,061
Change in liability for reinsurance of unauthorized companies	$(6,837)	$(1,190)
Change in surplus of separate accounts	$(3,680)	$1,978

Capital: The Company has 2,500 shares of common stock authorized, issued and outstanding. All shares are Class A. The Company has no preferred stock outstanding.

Dividend Restrictions: Under the New York Insurance Law, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend as long as the aggregated amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). The Company generally has not paid dividends to its shareholder and has no plans to do so in the current year.

Note 18 – contingencies

It is the opinion of management that any liabilities which might arise from litigation, state guaranty fund assessments, and other matters, over and above amounts already provided for in the financial statements, are not considered material in relation to the Company’s financial position or the results of its operations.

The Company receives and responds to subpoenas or other inquiries from state regulators, including state insurance commissioners; state attorneys general and other state governmental authorities; Federal regulators, including the SEC and Federal governmental authorities. The Company cooperates in these inquiries.

Death Claim Notification and Unclaimed Property Practices. Throughout the U.S. insurance industry, there have been multiple state actions addressing insurer practices regarding death claim notification and escheatment of unclaimed property as they pertain to life insurance, annuities and retained asset accounts.

On June 6, 2013, the Company was one of many insurers who reached a Global Resolution Agreement resolving any potential claims arising out of a multistate unclaimed property exam conducted by Texas, California, Massachusetts and 26 other states. The Agreement became effective July 12, 2013.

B-86	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

On June 24, 2013, the Company was one of many insurers who agreed to a multi-state settlement with insurance regulators that include the implementation of new business practices related to the payment of life insurance benefits. The Agreement became effective July 9, 2013. Forty-seven states, the District of Columbia, Guam and Puerto Rico have signed on to the Agreement. The settlement included a $203 thousand examination payment made by the Company for the costs incurred by the departments associated with the examination.

Note 19 – subsequent event

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through April 7, 2014, the date the financial statements were available to be issued. No such items were identified by the Company.

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-87

B-88	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

Report of management responsibility

April 14, 2014

To the Policyholders of Teachers Insurance and Annuity Association of America:

The accompanying statutory-basis financial statements of Teachers Insurance and Annuity Association of America (“TIAA”) are the responsibility of management. They have been prepared on the basis of statutory accounting principles, a comprehensive basis of accounting comprised of accounting principles prescribed or permitted by the New York State Department of Financial Services. The financial statements of TIAA have been presented fairly and objectively in accordance with such statutory accounting principles.

TIAA’s internal control over financial reporting is a process effected by those charged with governance, management and other personnel, designed to provide reasonable assurance regarding the preparation of reliable financial statements in accordance with statutory accounting principles. TIAA’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the entity; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with statutory accounting principles, and the receipts and expenditures of the entity are being made only in accordance with authorizations of management and those charged with governance; and (3) provide reasonable assurance regarding prevention, or timely detection and correction of unauthorized acquisition, use, or disposition of the entity’s assets that could have a material effect on the financial statements.

Management is responsible for establishing and maintaining effective internal control over financial reporting. Management assessed the effectiveness of the entity’s internal control over financial reporting as of December 31, 2013, based on the framework set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control-Integrated Framework (originally published in 1992). Based on that assessment, management concluded that, as of December 31, 2013, TIAA’s internal control over financial reporting is effective based on the criteria established in Internal Control-Integrated Framework (published in 1992).

In addition, TIAA’s internal audit personnel provide regular reviews and assessments of the internal controls and operations of TIAA, and the Vice President of Internal Audit regularly reports to the Audit Committee of the TIAA Board of Trustees.

The independent auditors of PricewaterhouseCoopers LLP have audited the accompanying statutory-basis financial statements of TIAA for the years ended December 31, 2013, 2012 and 2011. To maintain auditor independence and avoid even the appearance of a conflict of interest, it continues to be TIAA’s policy that any management advisory or consulting service, which is not in accordance with TIAA’s specific auditor independence policies designed to avoid such conflicts, be obtained from a firm other than the independent auditor. The independent auditors’ report expresses an opinion in all material respect on the fairness of presentation of these statutory-basis financial statements.

The Audit Committee of the TIAA Board of Trustees, comprised entirely of independent, non-management trustees, meets regularly with management, representatives of the independent auditor and internal audit personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual independent audit of the TIAA statutory-basis financial statements, the New York Department of Financial Services and other state insurance departments regularly examine the operations and financial statements of TIAA as part of their periodic corporate examinations.

Roger W. Ferguson, Jr.	Virginia M. Wilson
President and Chief Executive Officer	Executive Vice President and Chief Financial Officer

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-89

Report of independent auditors

To the Board of Trustees of Teachers Insurance and Annuity Association of America:

We have audited the accompanying statutory-basis financial statements of Teachers Insurance and Annuity Association of America (the “Company”), which comprise the statutory statements of admitted assets, liabilities, and capital and contingency reserves as of December 31, 2013 and 2012 and the related statutory statements of operations, changes in capital and contingency reserves and cash flows for each of the three years in the period ended December 31, 2013. We also have audited the Company’s internal control over financial reporting as of December 31, 2013, based on criteria established in the 1992 Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). Management is responsible for the preparation and fair presentation of these financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for maintaining effective internal control over financial reporting, and for its assertion of the effectiveness of internal control over financial reporting, included in the accompanying Report of Management’s Responsibility. Our responsibility is to express an opinion on these financial statements and an opinion on the Company’s internal control over financial reporting based on our audits.

We conducted our audit of the financial statements in accordance with auditing standards generally accepted in the United States of America and our audit of internal control over financial reporting in accordance with attestation standards established by the American Institute of Certified Public Accountants. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audit of the financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and, testing and evaluating the design and operating effectiveness of internal control, based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2013 and 2012, or the results of its operations or its cash flows thereof for the years then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and surplus of the Company as of December 31, 2013 and 2012, and the results of its operations and its cash flows for the years then ended on the basis of accounting described in Note 2. Also in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2013, based on criteria established in the 1992 Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).

A company’s internal control over financial reporting is a process effected by those charged with governance, management, and other personnel, designed to provide reasonable assurance regarding the preparation of reliable financial statements in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and those charged with governance; and (iii) provide reasonable assurance regarding prevention or timely detection and correction of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 14, 2014

B-90	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

Statutory–basis statements of admitted assets, liabilities and capital and contingency reserves

Teachers Insurance and Annuity Association of America

	December 31,
(in millions)	2013	2012
ADMITTED ASSETS
Bonds	$181,121	$173,954
Preferred stocks	48	38
Common stocks	2,675	3,495
Mortgage loans	14,246	12,956
Real estate	1,812	1,623
Cash, cash equivalents and short-term investments	1,362	1,681
Contract loans	1,466	1,358
Derivatives	60	96
Other long-term investments	20,059	17,973
Investment income due and accrued	1,763	1,772
Federal income taxes	6	—
Net deferred federal income tax asset	3,089	3,235
Other assets	439	437
Separate account assets	22,348	18,420
Total admitted assets	$250,494	$237,038

LIABILITIES, CAPITAL AND CONTINGENCY RESERVES
Liabilities
Reserves for life and health insurance, annuities and deposit-type contracts	$185,946	$180,020
Dividends due to policyholders	1,937	1,854
Interest maintenance reserve	2,283	1,687
Federal income taxes	—	3
Borrowed money	—	52
Asset valuation reserve	4,633	3,424
Derivatives	311	346
Other liabilities	2,262	2,276
Separate account liabilities	22,343	18,067
Total liabilities	219,715	207,729

Capital and Contingency Reserves
Capital (2,500 shares of $1,000 par value common stock issued and outstanding and $550,000 paid-in capital)	3	3
Surplus notes	2,000	2,000
Contingency reserves:
For investment losses, annuity and insurance mortality, and other risks	28,776	27,306
Total capital and contingency reserves	30,779	29,309
Total liabilities, capital and contingency reserves	$250,494	$237,038

See notes to statutory-basis financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-91

Statutory–basis statements of operations

Teachers Insurance and Annuity Association of America

	For the Years Ended December 31,
(in millions)	2013	2012	2011
REVENUES
Insurance and annuity premiums and other considerations	$14,395	$12,085	$12,703
Annuity dividend additions	1,585	1,312	1,325
Net investment income	11,274	11,042	10,910
Other revenue	242	231	182
Total revenues	$27,496	$24,670	$25,120

BENEFITS AND EXPENSES
Policy and contract benefits	$12,900	$11,733	$11,341
Dividends to policyholders	3,409	3,128	3,082
Increase in policy and contract reserves	5,749	4,604	5,460
Net operating expenses	1,035	922	859
Net transfers to separate accounts	1,879	1,518	1,661
Other benefits and expenses	384	318	53
Total benefits and expenses	$25,356	$22,223	$22,456

Income before federal income taxes and net realized capital gains (losses)	$2,140	$2,447	$2,664
Federal income tax (benefit)	(28)	(11)	(139)
Net realized capital gains (losses) less capital gains taxes, after transfers to the interest maintenance reserve	(417)	(416)	(444)
Net income	$1,751	$2,042	$2,359

B-92	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to statutory-basis financial statements

Statutory–basis statements of changes in capital and contingency reserves

Teachers Insurance and Annuity Association of America

(in millions)	Capital Stock and Additional Paid-in Capital	Contingency Reserves	Total
Balance, December 31, 2010	$3	$25,153	$25,156
Net income		2,359	2,359
Net unrealized capital gains on investments		390	390
Change in asset valuation reserve		(802)	(802)
Change in accounting principle		(23)	(23)
Change in surplus of separate accounts		134	134
Change in net deferred income tax		(1,129)	(1,129)
Change in non-admitted assets:
Deferred federal income tax asset		953	953
Other assets		93	93
Balance, December 31, 2011	$3	$27,128	$27,131

Net income		2,042	2,042
Net unrealized capital gains on investments		490	490
Change in asset valuation reserve		(599)	(599)
Change in surplus of separate accounts		64	64
Change in net deferred income tax		(1,119)	(1,119)
Prior year surplus adjustment		(5)	(5)
Change in non-admitted assets:
Deferred federal income tax asset		1,285	1,285
Other assets		20	20
Balance, December 31, 2012	$3	$29,306	$29,309

Net income		1,751	1,751
Net unrealized capital gains on investments		1,193	1,193
Change in asset valuation reserve		(1,209)	(1,209)
Change in surplus of separate accounts		(18)	(18)
Change in net deferred income tax		(1,083)	(1,083)
Change in post-retirement benefit liability		(11)	(11)
Change in non-admitted assets:
Deferred federal income tax asset		937	937
Other assets		(90)	(90)
Balance, December 31, 2013	$3	$30,776	$30,779

See notes to statutory-basis financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-93

Statutory–basis statements of cash flows

Teachers Insurance and Annuity Association of America

	For the Years Ended December 31,
(in millions)	2013	2012	2011
CASH FROM OPERATIONS
Insurance and annuity premiums and other considerations	$14,398	$12,084	$12,705
Net investment income	10,770	10,590	10,948
Miscellaneous income	219	199	180
Total receipts	25,387	22,873	23,833
Policy and contract benefits	12,954	11,722	11,321
Operating expenses	1,276	1,127	853
Dividends paid to policyholders	1,741	1,693	1,709
Federal income tax expense (benefit)	(13)	(16)	(141)
Net transfers to separate accounts	1,505	597	1,666
Total disbursements	17,463	15,123	15,408
Net cash from operations	7,924	7,750	8,425

CASH FROM INVESTMENTS
Proceeds from investments sold, matured, or repaid:
Bonds	26,969	26,689	19,042
Stocks	872	843	669
Mortgage loans and real estate	2,131	2,954	2,162
Other invested assets	3,293	2,184	2,197
Miscellaneous proceeds	12	13	66
Cost of investments acquired:
Bonds	32,998	31,963	24,768
Stocks	936	559	486
Mortgage loans and real estate	3,753	2,784	1,922
Other invested assets	3,482	3,472	5,320
Miscellaneous applications	248	270	448
Net cash from investments	(8,140)	(6,365)	(8,808)

CASH FROM FINANCING AND OTHER
Borrowed money	(51)	(757)	(151)
Net deposits on deposit-type contracts funds	70	53	32
Other cash provided (applied)	(122)	403	(266)
Net cash from financing and other	(103)	(301)	(385)
NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	(319)	1,084	(768)
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	1,681	597	1,365

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$1,362	$1,681	$597

B-94	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to statutory-basis financial statements

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Note 1 – organization

Teachers Insurance and Annuity Association of America (“TIAA” or the “Company”) was established in 1918 as a legal reserve life insurance company under the insurance laws of the State of New York. All of the outstanding common stock of TIAA is held by the TIAA Board of Overseers (“Board of Overseers”), a not-for-profit corporation incorporated in the State of New York originally created for the purpose of holding the stock of TIAA.

The Company’s primary purpose is to aid and strengthen non-profit educational and research organizations, governmental entities and other non-profit institutions by providing retirement and insurance benefits for their employees and their families and by counseling such organizations and their employees on benefit plans and other measures of economic security.

Note 2 – significant accounting policies

Basis of presentation:

The accompanying financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the New York State Department of Financial Services (the “Department”); a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The table below provides a reconciliation of the Company’s net income and capital and contingency reserves between NAIC SAP and the New York SAP annual statement filed with the Department. The primary differences arise because the Company maintains more conservative reserves, as prescribed or permitted by New York SAP, under which annuity reserves are generally discounted on the basis of mortality tables and contractually guaranteed interest rates.

	For the Years Ended December 31,
(in millions)	2013	2012	2011
Net Income, New York SAP	$1,751	$2,042	$2,359
New York SAP Prescribed Practices:
Additional Reserves for:
Term Conversions	2	2	1
Deferred and Payout Annuities issued after 2000	73	63	171
Net Income, NAIC SAP	$1,826	$2,107	$2,531

Capital and Contingency Reserves, New York SAP	$30,779	$29,309	$27,131
New York SAP Prescribed Practices:
Additional Reserves for:
Term Conversions	20	18	16
Deferred and Payout Annuities issued after 2000	3,990	3,917	3,854
Capital and Contingency Reserves, NAIC SAP	$34,789	$33,244	$31,001

Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) dictates the accounting principles for financial statements that are prepared in conformity with GAAP with applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP.

The primary differences between GAAP and NAIC SAP can be summarized as follows:

Under GAAP:

•	The Asset Valuation Reserve (“AVR”) is eliminated as it is not recognized under GAAP. The AVR is established under NAIC SAP with changes recorded as a direct charge to surplus;

•	The Interest Maintenance Reserve (“IMR”) is eliminated as it is not recognized under GAAP. The realized gains and losses resulting from changes in interest rates are reported as a component of net income under GAAP rather than being deferred and subsequently amortized into income over the remaining expected life of the investment sold;

•	Dividends on insurance policies and annuity contracts are accrued as the related earnings emerge from operations under GAAP rather than being accrued in the year when they are declared;

•	Certain assets designated as “non-admitted assets” and excluded from assets in the statutory balance sheet are included in the GAAP balance sheet;

•	Policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new business, are deferred and amortized over the expected lives of the policies issued under GAAP rather than being expensed when incurred;

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-95

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

•	Policy and contract reserves are based on estimates of expected mortality, morbidity, persistency and interest under GAAP rather than being based on statutory mortality, morbidity and interest requirements;

•	Surplus notes are reported as a liability rather than a component of capital and contingency reserves;

•	Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying GAAP equity or statutory surplus of a domestic insurance subsidiary;

•	Investments in bonds considered to be “available for sale” are carried at fair value under GAAP rather than at amortized cost;

•	Impairments on securities other than loan-backed and structured securities due to credit losses are recorded as other-than-temporary impairments (“OTTI”) through earnings for the difference between amortized cost and discounted cash flows when a security is deemed impaired. Other declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, an impairment for such securities is recorded through earnings for the difference between amortized cost and fair value;

•	For loan-backed and structured securities that are other-than-temporarily impaired, declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, such declines in fair value are not recorded until a credit loss occurs;

•	Changes in the allowance for estimated uncollectible amounts related to mortgage loans are recorded through earnings under GAAP rather than as unrealized losses, which is a component of surplus under NAIC SAP;

•	Changes in the value of certain other long-term investments accounted for under the equity method of accounting are recorded through earnings under GAAP rather than as unrealized gains (losses), which is a component of surplus under NAIC SAP;

•	Deferred income taxes, subject to valuation allowance, include federal and state income taxes and changes in the deferred tax are reflected in earnings. Under NAIC SAP, deferred taxes exclude state income taxes and are admitted to the extent they can be realized within three years subject to a 15% limitation of capital and surplus with changes in the net deferred tax reflected as a component of surplus;

•	The calculation for the post-retirement benefit obligations includes both vested and non-vested employees. Prior to January 1, 2013, non-vested employees were not considered under NAIC SAP;

•	Contracts that do not subject the Company to risks arising from policyholder mortality or morbidity are reported as a deposit liability. Under NAIC SAP, contracts that have any mortality and morbidity risk, regardless of significance, and contracts with life contingent annuity purchase rate guarantees are classified as insurance contracts and amounts received under these contracts are reported as revenue;

•	Declines in fair value of derivatives are recorded through earnings rather than surplus. Derivatives embedded in host contracts are accounted for separately like a freestanding derivative if certain criteria are met under GAAP. Replication Synthetic Asset Transactions (“RSAT”) are not recognized under GAAP;

•	Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance for statutory purposes. Assets and liabilities are reported gross of reinsurance for GAAP and net of reinsurance for statutory purposes. Transactions recorded as financing under GAAP have no impact on premiums or losses incurred, while for statutory purposes, premiums paid to the reinsurer are recorded as ceded premiums (a reduction in revenue) and expected reimbursement for losses from the reinsurer are recorded as a reduction in losses.

The effects of these differences, while not determined, are presumed to be material.

Reclassifications: Certain prior year amounts in the financial statements have been reclassified to conform to the 2013 presentation. These reclassifications did not affect the total assets, liabilities, net income or surplus previously reported.

Use of Estimates: The preparation of statutory-basis financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities at the date of the financial statements. Management is also required to disclose contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those estimates.

The most significant estimates include those used in the recognition of other-than-temporary impairments, reserves for life insurance (and health), annuities and deposit-type contracts and the valuation of deferred tax assets.

Accounting policies:

The following is a summary of the significant accounting policies followed by the Company:

Investments: Publicly traded securities are accounted for as of the date the investments are purchased or sold (trade date). Other investments are recorded on the settlement date. Realized capital gains and losses on investment transactions are accounted for under the specific identification method. A realized loss is recorded when an impairment is considered to be other-than-temporary.

B-96	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

Bonds: Bonds are stated at amortized cost using the current effective interest method. Bonds in or near default (rated NAIC 6) are stated at the lower of amortized cost or fair value. Bonds the Company intends to sell prior to maturity (“held for sale”) are stated at the lower of amortized cost or fair value.

Included within bonds are loan-backed and structured securities. Estimated future cash flows and expected prepayment speeds are used to determine the amortization of loan-backed and structured securities under the prospective method. Expected future cash flows and prepayment speeds are evaluated quarterly. Certain loan-backed and structured securities are reported at the lower of cost or fair value as a result of the NAIC modeling process.

If it is determined that a decline in the fair value of a bond, excluding loan-backed and structured securities, is other-than-temporary, the cost basis of the bond is written down to fair value and the amount of the write down is accounted for as a realized loss. The new cost basis is not changed for subsequent recoveries in fair value. Future declines in fair value which are determined to be other-than-temporary are recorded as realized losses.

For loan-backed and structured securities, when an OTTI has occurred because the Company does not expect to recover the entire amortized cost basis of the security, with the intent and ability to hold, the amount of the OTTI recognized as a realized loss is the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate.

For loan-backed and structured securities, when an OTTI has occurred because the Company intends to sell the security or the Company does not have the intent and ability to retain the security for a period of time sufficient to recover the amortized cost basis, the amount of the OTTI realized is the difference between the security’s amortized cost basis and fair value at the balance sheet date.

In periods subsequent to the recognition of an OTTI loss for a loan-backed or structured security, the Company accounts for the other-than-temporarily impaired security as if the security had been purchased on the measurement date of the impairment. The difference between the new amortized cost basis and the cash flows expected to be collected is accreted as interest income in future periods based on prospective changes in cash flow estimates.

The fair values for publicly traded long term bond investments are generally determined using prices provided by third party pricing services. For privately placed long term bond investments without readily ascertainable market value, such values are determined with the assistance of independent pricing services utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Preferred Stocks: Preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5, or 6 which are stated at the lower of amortized cost or fair value. The fair values of preferred stocks are determined using prices provided by third party pricing services or valuations from the NAIC. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Common Stocks: Unaffiliated common stocks are stated at fair value, which is based on quoted market prices, where available. Changes in fair value are recorded through surplus. For common stocks without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Mortgage Loans: Mortgage loans are stated at amortized cost, net of valuation allowances. Mortgage loans held for sale are stated at the lower of amortized cost or fair value. Mortgage loans are evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation allowance is established for the excess of the carrying value of the mortgage over its estimated fair value. Changes in valuation allowance for mortgage loans are included in net unrealized capital gains and losses on investments. When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recorded as a realized loss and a new cost basis is established. The fair value of mortgage loans is generally determined using a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Real Estate: Real estate occupied by the Company and real estate held for the production of income is carried at depreciated cost, less encumbrances. Real estate held for sale is carried at the lower of depreciated cost or fair value, less encumbrances, and estimated costs to sell. The Company utilizes the straight-line method of depreciation on real estate and is generally computed over a forty-year period. A real estate property may be considered impaired when events or circumstances indicate that the carrying value may not be recoverable. When the Company determines that an investment in real estate is impaired, a direct write-down is made to reduce the carrying value of the property to its estimated fair value based on an external appraisal, net of encumbrances, and a realized loss is recorded.

The Company makes investments in commercial real estate directly, through wholly owned subsidiaries and through real estate limited partnerships. The Company monitors the effects of current and expected market conditions and other factors on its real estate investments to identify and quantify any impairment in value. The Company assesses assets to determine if events or

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-97

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The Company evaluates the recoverability of income producing investments based on undiscounted cash flows and then reviews the results of an independent third party appraisal to determine the fair value and if an adjustment is required.

Wholly-Owned Subsidiaries: Investments in wholly-owned subsidiaries are stated at the value of their underlying net assets as follows: (1) domestic insurance subsidiaries are stated at the value of their underlying statutory surplus and (2) non-insurance subsidiaries are stated at the value of their underlying GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Other Long-term Investments: Other long-term investments primarily include investments in limited partnerships and limited liability companies which are carried at the Company’s percentage of the underlying U.S. GAAP, International Financial Reporting Standard or U.S. Tax basis equity as reflected on the respective entity’s financial statements. The Company monitors the effects of current and expected market conditions and other factors on these investments to identify and quantify any impairment in value. The Company assesses impairment information by performing analysis between the carrying value and the cost basis of the investments. The Company evaluates recoverability of the asset to determine if OTTI is warranted. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Other long-term investments include the Company’s investments in surplus notes, which are stated at amortized cost. All of the Company’s investments in surplus notes have an NAIC 1 rating designation. The carrying amount of the Company’s investments in surplus notes was $91 million for both years ended December 31, 2013 and 2012.

Cash and Cash Equivalents: Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less at the date of purchase and are stated at amortized cost.

Short-Term Investments: Short-term investments (investments with remaining maturities of one year or less at the time of acquisition, excluding those investments classified as cash equivalents) that are not impaired are stated at amortized cost using the straight line interest method. Short-term investments that are impaired are stated at the lower of amortized cost or fair value.

Contract Loans: Contract loans are stated at outstanding principal balances.

Derivative Instruments: The Company has filed a Derivatives Use Plan with the Department. This plan details the Company’s derivative policy objectives, strategies, controls and any restrictions placed on various derivative types. The plan also specifies the procedures and systems that the Company has established to evaluate, monitor and report on the derivative portfolio in terms of valuation, hedge effectiveness and counterparty credit quality. The Company may use derivative instruments for hedging, income generation, and asset replication purposes.

Derivatives used by the Company may include swaps, forwards, futures and options.

The carrying value of a derivative position may be at cost or fair value, depending on the type of instrument and accounting status. Hedge accounting is applied for some foreign currency swaps that hedge fixed income investments carried at amortized cost. The foreign exchange premium or discount for these foreign currency swaps is amortized into income and a currency translation adjustment computed at the spot rate is recorded as an unrealized gain or loss. The derivative component of a RSAT is carried at unamortized premiums received or paid, adjusted for any impairments. The cash component of a RSAT is classified as a bond on the Company’s balance sheet. Derivatives used in hedging transactions where hedge accounting is not being utilized are carried at fair value. The Company does not offset the carrying value amounts recognized for derivatives executed with the same counterparty under a netting agreement.

Investment Income Due and Accrued: Investment income due is investment income earned and legally due to be paid to the Company at the reporting date. Investment income accrued is investment income earned but not legally due to be paid to the Company until subsequent to the reporting date. The Company writes off amounts deemed uncollectible as a charge against investment income in the period such determination is made. Amounts deemed collectible, but over 90 days past due for any invested asset except mortgage loans in default are non-admitted. Amounts deemed collectible, but over 180 days past due for mortgage loans in default are non-admitted. The Company accrues interest income on impaired loans to the extent it is deemed collectible.

Separate Accounts: Separate Accounts are established in conformity with insurance laws and are segregated from the Company’s general account and are maintained for the benefit of the separate account contract holders.

Foreign Currency Transactions and Translation: Investments denominated in foreign currencies and foreign currency contracts are valued in U.S. dollars, based on exchange rates at the end of the relevant period. Investment transactions in foreign currencies are recorded at the exchange rates prevailing on the respective transaction dates. All other asset and liability accounts denominated in foreign currencies are adjusted to reflect exchange rates at the end of the relevant period. Realized and unrealized gains and losses due to foreign exchange transactions and translation adjustments are not separately reported but are collectively included in realized and unrealized capital gains and losses, respectively.

B-98	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

Non-Admitted Assets: For statutory accounting purposes, certain assets are designated as non-admitted assets (principally a portion of deferred federal income tax (“DFIT”) assets, certain investments in other long-term investments, furniture and equipment, leasehold improvements, and prepaid expenses). The non-admitted portion of the DFIT asset was $8,027 million and $8,964 million at December 31, 2013 and 2012, respectively. Investment related non-admitted assets totaled $187 million and $267 million at December 31, 2013 and 2012, respectively. Other non-admitted assets were $795 million and $625 million at December 31, 2013 and 2012, respectively. Changes in non-admitted assets are charged or credited directly to surplus.

Electronic Data Processing Equipment, Computer Software, Furniture and Equipment and Leasehold Improvements: Electronic data processing (“EDP”) equipment, computer software and furniture and equipment which qualify for capitalization are depreciated over the lesser of useful life or 3 years. Office alterations and leasehold tenant improvements which qualify for capitalization are depreciated over the lesser of useful life or 5 years or the remaining life of the lease, respectively.

The accumulated depreciation on EDP equipment and computer software was $1,246 million and $1,008 million at December 31, 2013 and 2012, respectively. Related depreciation expenses allocated to TIAA were $77 million, $51 million and $34 million for the years ended December 31, 2013, 2012 and 2011, respectively.

The accumulated depreciation on furniture and equipment and leasehold improvements was $455 million and $444 million at December 31, 2013, and 2012, respectively. Related depreciation expenses allocated to TIAA were $10 million, $18 million and $25 million for the years ended December 31, 2013, 2012 and 2011, respectively.

Insurance and Annuity Premiums: Life insurance premiums are recognized as revenue over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Deposits on deposit-type contracts are recorded directly as a liability when received. Expenses incurred when acquiring new business are charged to operations as incurred.

Reserves for Life and Health Insurance, Annuities and Deposit-type Contracts: Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves established utilize assumptions for interest, mortality and other risks insured. Such reserves are established to provide for adequate contractual benefits guaranteed under policy and contract provisions.

Liabilities for deposit-type contracts, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less surrenders or withdrawals (that represent a return to the contract holders) plus additional reserves (if any) necessitated by actuarial regulations.

The Company performed Asset Adequacy Analysis in order to test the adequacy of its reserves in light of the assets supporting such reserves, and determined that its reserves were sufficient to meet its obligations.

Interest Maintenance Reserve: The IMR defers recognition of realized capital gains and losses resulting from changes in the general level of interest rates. These gains and losses are amortized into investment income over the expected remaining life of the investments sold. The IMR is calculated in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies.

A realized gain or loss on each bond sold, excluding loan-backed and structured securities, is interest-related if the security’s NAIC rating did not change by more than one classification from the date of purchase to the date of sale, and its NAIC rating was not a 6 at any time during the holding period.

A realized gain or loss on each preferred stock sold is interest-related if the security did not have an NAIC rating of 4, 5, or 6 at any time during the holding period and the NAIC rating did not change by more than one classification from the date of purchase to the date of sale.

A realized gain or loss on each mortgage loan sold is interest-related if interest is not more than 90 days past due, not in the process of foreclosure or voluntary conveyance, or the mortgage loan was not restructured over the prior two years.

A realized gain or loss on each derivative investment sold is interest-related based on the characteristics of the underlying invested asset.

For loan-backed and structured securities, realized gains or losses resulting from sale transactions and realized losses resulting from OTTI are bifurcated between IMR and AVR based upon the present value of cash flows and amortized cost at the time of the transaction.

Asset Valuation Reserve: The AVR is established to offset potential credit-related investment losses from bonds, stocks, mortgage loans, real estate, derivatives and other long-term investments. Changes in AVR are recorded directly to surplus. The AVR is calculated in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies.

Realized gains or losses resulting from the sale of U.S. Government securities and securities of agencies which are backed by the full faith and credit of the U.S. Government are exempt from the AVR.

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-99

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

A realized gain or loss on each bond sold, excluding loan-backed and structured securities, is non-interest-related if the security’s NAIC rating changed by more than one classification from the date of purchase to the date of sale, or its NAIC rating was a 6 at any time during the holding period.

A realized gain or loss on each preferred stock sold is non-interest-related if the security had an NAIC rating of 4, 5 or 6 at any time during the holding period or the NAIC rating changed by more than one classification from the date of purchase to the date of sale.

A realized gain or loss on each mortgage loan sold is non-interest-related if interest is more than 90 days past due, in the process of foreclosure or voluntary conveyance, or the mortgage loan was restructured over the prior two years.

A realized gain or loss on each derivative investment sold is non-interest-related based on the characteristics of the underlying invested asset.

For loan-backed and structured securities, realized gains or losses resulting from sale transactions and realized losses resulting from OTTI are bifurcated between IMR and AVR based upon the present value of cash flows and amortized cost at the time of the transaction.

OTTI for non-loan-backed and structured securities, stocks, mortgage loans, real estate and other long-term investments are considered non-interest related realized losses and included in the AVR calculation.

Repurchase Agreement: Repurchase agreements are agreements between a seller and a buyer, whereby the seller of securities sells and simultaneously agrees to repurchase the same or substantially the same securities from the buyer at a stated price on a specified date. Repurchase agreements are generally accounted for as secured borrowings. The assets transferred are not removed from the balance sheet, the cash collateral received is invested and reported on the balance sheet and accounted for based on the type of investment. An offsetting liability is reported in “Other liabilities.”

Dividends Due to Policyholders: Dividends on insurance policies and pension annuity contracts in the payout phase are declared by the TIAA Board of Trustees (the “Board”) in the fourth quarter of each year, and such dividends are credited to policyholders in the following calendar year. Dividends on pension annuity contracts in the accumulation phase are declared by the Board in February of each year, and such dividends on the various existing vintages of pension annuity contracts in the accumulation phase are credited to policyholders during the ensuing twelve month period beginning March 1.

Application of new accounting pronouncements:

Effective January 1, 2013, the Company adopted SSAP No. 92—Accounting for Postretirement Benefits Other Than Pensions, A Replacement of SSAP No. 14. SSAP No. 92 was effective for quarterly and annual reporting periods beginning on or after January 1, 2013 with early adoption permitted. This statement establishes financial accounting and reporting standards for an insurer that offers a defined benefit postretirement plan to its employees. Any unfunded defined benefit amounts, as determined when the projected benefit obligation exceeds the fair value of plan assets, is a liability under SSAP No. 5R and shall be reported in the first quarter statutory financial statements after the transition date with a corresponding entry to unassigned funds (surplus). Net periodic pension cost shall include a component for unrecognized prior service cost for non-vested employees beginning in 2013. The Company determined that SSAP No. 92 did not have a material impact.

Effective January 1, 2012, the Company adopted SSAP No. 101—Income Taxes, a Replacement of SSAP No. 10—Income Taxes and SSAP No. 10R—Income Taxes, A Temporary Replacement of SSAP No. 10. For purposes of accounting for federal and foreign income taxes, reporting entities shall adopt FASB Statement No. 109, Accounting for Income Taxes (“FAS 109”) with modifications for state income taxes, the realization criteria for deferred tax assets, and the recording of the impact of changes in deferred tax balances. SSAP No. 101 did not have a material impact on the current and deferred taxes presented under SSAP No. 10R.

Effective January 1, 2013, the Company adopted SSAP No. 103—Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. SSAP No. 103 was effective for years beginning on and after January 1, 2013 and applied prospectively. Early application is prohibited. This statement must be applied to transfers occurring on or after the effective date. The concept of a qualifying special purpose entity is no longer relevant for statutory accounting purposes. The unit of account for sale treatment is defined to be an entire financial asset or a pro rata participating interest without subordination. The disclosure provisions of this statement are applied to transfers that occurred both before and after the effective date of this statement. SSAP No. 103 did not have an impact on the Company.

B-100	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

Note 3 – long-term bonds, preferred stocks, and common stocks

The book/adjusted carrying value, estimated fair value, excess of fair value over book/adjusted carrying value and excess of book/adjusted carrying value over fair value of long-term bonds and preferred stocks at December 31, are shown below (in millions):

	2013
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value
Bonds:
U.S. Governments	$41,161	$1,841	$(1,169)	$41,833
All Other Governments	3,929	381	(76)	4,234
States, Territories and Possessions	647	23	(15)	655
Political Subdivisions of States, Territories, and Possessions	491	8	(23)	476
Special Revenue and Special Assessment, Non-guaranteed Agencies and Government	18,862	1,307	(652)	19,517
Credit Tenant Loans	5,796	365	(92)	6,069
Industrial and Miscellaneous	107,416	6,447	(2,155)	111,708
Hybrids	1,002	60	(16)	1,046
Parent, Subsidiaries and Affiliates	1,817	54	—	1,871
Total Bonds	181,121	10,486	(4,198)	187,409
Preferred Stocks	48	40	—	88
Total Bonds and Preferred Stocks	$181,169	$10,526	$(4,198)	$187,497

	2012
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value
Bonds:
U.S. Governments	$41,456	$5,966	$(55)	$47,367
All Other Governments	3,677	802	(3)	4,476
States, Territories and Possessions	491	76	—	567
Political Subdivisions of States, Territories, and Possessions	345	30	—	375
Special Revenue and Special Assessment, Non-guaranteed Agencies and Government	20,256	2,398	(16)	22,638
Credit Tenant Loans	5,025	431	(23)	5,433
Industrial and Miscellaneous	99,209	10,556	(1,060)	108,705
Hybrids	1,334	90	(28)	1,396
Parent, Subsidiaries and Affiliates	2,161	75	(2)	2,234
Total Bonds	173,954	20,424	(1,187)	193,191
Preferred Stocks	38	13	—	51
Total Bonds and Preferred Stocks	$173,992	$20,437	$(1,187)	$193,242

Impairment Review Process: All securities are subjected to the Company’s process for identifying OTTI. The Company writes down securities it deems to have an OTTI in value during the period the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators and ratings agencies; (f) the potential for impairments in an entire industry sector or sub-sector; (g) the potential for impairments in certain economically-depressed geographic locations and (h) the potential for impairment based on an estimated discounted cash flow analysis for structured and loan-backed securities. Where impairment is considered to be other-than-temporary, the Company recognizes a write-down as a realized loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value. Once an impairment write-down has been recorded, the Company continues to review the impaired security for appropriate valuation on an ongoing basis.

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-101

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Based upon the factors above in the Company’s impairment evaluation process, the securities discussed in the following section which were in an unrealized loss position at December 31, 2013 and 2012, were not deemed to be other-than-temporarily impaired.

Unrealized Losses on Bonds, Preferred Stocks and Unaffiliated Common Stocks: The gross unrealized losses and estimated fair values for securities by the length of time that individual securities had been in a continuous unrealized loss position are shown in the table below (in millions):

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2013
Loan-backed and structured bonds	$16,499	$(1,026)	$15,473	$5,111	$(565)	$4,546
All other bonds	31,179	(1,995)	29,184	5,485	(702)	4,783
Total bonds	$47,678	$(3,021)	$44,657	$10,596	$(1,267)	$9,329
Unaffiliated common stocks	2	—	2	106	(48)	58
Preferred stocks	—	—	—	5	(1)	4
Total bonds and stocks	$47,680	$(3,021)	$44,659	$10,707	$(1,316)	$9,391

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2012
Loan-backed and structured bonds	$1,719	$(47)	$1,672	$7,887	$(1,131)	$6,756
All other bonds	5,988	(154)	5,834	608	(46)	562
Total bonds	$7,707	$(201)	$7,506	$8,495	$(1,177)	$7,318
Unaffiliated common stocks	138	(22)	116	—	—	—
Preferred stocks	10	(2)	8	—	—	—
Total bonds and stocks	$7,855	$(225)	$7,630	$8,495	$(1,177)	$7,318

As of December 31, 2013, the major categories of securities where the estimated fair value declined and remained below cost for less than twelve months were diversified in residential mortgage-backed securities (22%), U.S., Canada and other government (22%) and public utilities (8%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2013, the major categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were diversified in commercial mortgage-backed securities (25%), U.S., Canada and other government (23%), and residential mortgage-backed securities (14%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2012, the major categories of securities where the estimated fair value declined and remained below cost for less than twelve months were diversified in U.S., Canada and other government (25%), asset-backed securities (12%) and manufacturing (11%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2012, the major categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were diversified in commercial mortgage-backed securities (73%) and residential mortgage-backed securities (19%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

Based upon the Company’s current evaluation of these securities in accordance with its impairment policy, the cause of the decline is primarily attributable to increased market yields for these particular securities since acquisition caused principally by credit spreads. The Company currently intends and has the ability to hold the securities with unrealized losses for a period of time sufficient for them to recover and the Company has concluded that these securities are not other–than-temporarily impaired.

B-102	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

Scheduled Maturities of Bonds: The carrying value and estimated fair value of bonds, categorized by contractual maturity, are shown below. Bonds not due at a single maturity date have been included in the following table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties. Mortgage-backed and asset-backed securities are shown separately in the table below, as they are not due at a single maturity date (dollars in millions):

	December 31, 2013			December 31, 2012
	Book/ Adjusted Carrying Value	% of Total	Estimated Fair Value	Book/ Adjusted Carrying Value	% of Total	Estimated Fair Value
Due in one year or less	$4,724	2.6%	$4,819	$3,923	2.3%	$4,019
Due after one year through five years	20,503	11.3	22,126	20,380	11.6	22,183
Due after five years through ten years	35,068	19.4	35,983	34,773	20.0	38,505
Due after ten years	45,218	25.0	45,939	38,912	22.4	46,050
Subtotal	105,513	58.3	108,867	97,988	56.3	110,757
Residential mortgage-backed securities	47,094	26.0	49,304	51,170	29.5	56,525
Commercial mortgage-backed securities	10,785	5.9	10,821	9,467	5.4	9,328
Asset-backed securities	17,729	9.8	18,417	15,329	8.8	16,581
Subtotal	75,608	41.7	78,542	75,966	43.7	82,434
Total	$181,121	100.0%	$187,409	$173,954	100.0%	$193,191

For the year ended December 31, 2013, the preceding table includes sub-prime mortgage investments totaling $2,988 million under residential mortgage-backed securities. $2,712 million or 91% of the sub-prime securities were rated investment grade (NAIC 1 and 2).

For the year ended December 31, 2012, the preceding table includes sub-prime mortgage investments totaling $3,126 million under residential mortgage-backed securities. $2,511 million or 80% of the sub-prime securities were rated investment grade (NAIC 1 and 2).

Sub-prime securities are backed by loans that are in the riskiest category of loans and are typically sold in a separate market from prime loans.

Bond Diversification: The carrying values of long-term bond investments were diversified by the following classification at December 31 as follows:

	2013	2012
Residential mortgage-backed securities	26.0%	29.4%
U.S. and other governments	11.4	12.2
Manufacturing	10.2	9.8
Asset-backed securities	9.8	8.8
Public utilities	8.3	7.7
Commercial mortgage-backed securities	6.0	5.5
Finance and financial services	5.8	5.5
Oil and gas	5.2	5.1
Services	4.2	3.5
Revenue and special obligations	3.3	2.5
Communications	3.1	3.2
Retail and wholesale trade	1.8	1.8
Mining	1.3	1.4
Transportation	1.3	1.3
Real estate investment trusts	1.1	0.9
Other	1.2	1.4
Total	100.0%	100.0%

At December 31, 2013 and 2012, 93.3% and 92.5%, respectively, of the long-term bond portfolio was comprised of investment grade securities (NAIC 1 and 2).

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-103

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The following table presents the Company’s carrying value and estimated fair value for the residential mortgage-backed securities portfolio (“RMBS”) at December 31, (in millions):

	2013		2012
NAIC Designation	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
1	$46,273	$48,511	$48,144	$53,539
2	377	379	1,640	1,667
3	172	153	985	974
4	135	126	175	154
5	116	112	214	176
6	21	23	12	15
Total	$47,094	$49,304	$51,170	$56,525

With respect to the RMBS in the above table, approximately 99% and 97% were rated investment grade (NAIC 1 and 2) at December 31, 2013 and 2012, respectively. The Company has continued to maintain its historical procedures surrounding the evaluation of fundamental underwriting and investment standards within its investment portfolios, including investments in RMBS. Additionally, the Company continues to manage the RMBS portfolio to appropriately support its contractual obligations and will recognize impairments when diminishments in fair value are determined to be other-than-temporary based on evaluations of projected discounted cash flows as prescribed under SSAP 43R. Management continues to actively monitor the market, credit and liquidity risk of the RMBS portfolio as an integral component of its overall asset liability management program.

The following table presents the Company’s carrying value and estimated fair value for the commercial mortgage-backed securities (“CMBS”) portfolio at December 31, (in millions):

	2013		2012
NAIC Designation	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
1	$9,312	$9,384	$7,301	$7,528
2	271	273	246	230
3	219	212	607	481
4	319	292	585	467
5	469	428	564	409
6	195	232	164	213
Total	$10,785	$10,821	$9,467	$9,328

With respect to the CMBS in the above table, approximately 89% and 80% were rated investment grade (NAIC 1 and 2) and approximately 38% and 66% were issued prior to 2006 (based on carrying value) at December 31, 2013 and 2012, respectively. The Company has continued to maintain its historical procedures surrounding the evaluation of fundamental underwriting and investment standards within its investment portfolios, including investments in CMBS. Additionally, the Company continues to manage the CMBS portfolio to appropriately support its contractual obligations and will recognize impairments when diminishments in fair value are determined to be other-than-temporary based on evaluations of projected discounted cash flows as prescribed under SSAP 43R. Management continues to actively monitor the market, credit and liquidity risk of the CMBS portfolio as an integral component of its overall asset liability management program.

Included in the Company’s long-term investments are bonds with a NAIC designation of 6. The statutory carrying value of these investments and related contractual maturity is listed in the following table at December 31, (in millions):

	2013	2012
Due after one year through five years	$68	$3
Due after ten years	2	2
Subtotal	70	5
Residential mortgage-backed securities	21	12
Commercial mortgage-backed securities	195	164
Asset-backed securities	57	53
Total	$343	$234

Troubled Debt Restructuring: There were no troubled debt restructurings during 2013 or 2012.

Exchanges: During 2013 and 2012, the Company also acquired bonds and stocks through exchanges aggregating $2,623 million and $3,094 million, of which approximately $18 million and $26 million were acquired through non-monetary transactions,

B-104	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

respectively. When exchanging securities, the Company generally accounts for assets at fair value unless the exchange was as a result of restricted 144As exchanged for unrestricted securities, which are accounted for at book value.

Loan-backed and Structured Securities: The near-term prepayment assumptions for loan-backed and structured securities are based on historical averages drawing from performance experience for a particular transaction and may vary by security type. The long-term assumptions are adjusted based on expected performance.

The following table represents OTTI on securities with the intent to sell or the inability to retain for the years ended December 31, (in millions):

	1	OTTI		3
	Amortized Cost Basis Before OTTI	2a Interest	2b Non-interest	Fair Value 1-(2a+2b)
OTTI recognized, 2013
a. Intent to sell	$237	$20	$10	$207
b. Inability to retain	—	—	—	—
Total 2013	$237	$20	$10	$207

OTTI recognized, 2012
a. Intent to sell	$743	$98	$130	$515
b. Inability to retain	—	—	—	—
Total 2012	$743	$98	$130	$515

At December 31, 2013, the Company held loan-backed and structured securities with an OTTI recognized during 2013 where the present value of cash flows expected to be collected is less than the amortized cost. See Note 25 for listing of securities.

Other Disclosures: During 2013 and 2012, the Company acquired common stocks from other long term private equity fund investment distributions totaling $51 million and $47 million, respectively.

At December 31, 2013 and 2012, the carrying amount of restricted unaffiliated common stock was $494 million and $516 million, respectively. At December 31, 2013 and 2012, the carrying amount of restricted preferred stock was $5 million and $4 million, respectively. The restrictions include share sales, private sales, general partner approval for sale, contractual restrictions and public or free trade restrictions.

At December 31, 2013 and 2012, the carrying amount of bonds and stocks denominated in a foreign currency was $3,394 million and $3,766 million, respectively. Bonds denominated in foreign currency totaled $1,817 million and $2,120 million at December 31, 2013 and 2012, respectively and represent amounts due from related parties that are collateralized by real estate owned by the Company’s investment subsidiaries and affiliates.

Note 4 – mortgage loans

The Company originates mortgage loans that are principally collateralized by commercial real estate. The coupon rates for non-mezzanine commercial mortgage loans originated during 2013 ranged from 3.49% to 4.99% and from 3.80% to 5.71% for 2012. The coupon rates for mezzanine mortgage loans originated during 2013 ranged from 5.00% to 6.25% and from 6.75% to 7.96% for 2012.

The maximum percentage of any one loan to the value of the property at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, was 70% and 98% for commercial loans for the years ended December 31, 2013 and 2012, respectively. In 2012, there was one loan issued with a loan to value of 98% with a value of $64 million at December 31, 2012. The loan is a full recourse construction loan with a committed tenant.

Impairment Review Process: The Company monitors the effects of current and expected market conditions and other factors on the collectability of mortgage loans to identify and quantify any impairment in value. Impairments are classified as either temporary, for which a recovery is anticipated, or other-than-temporary. Mortgage loans held to maturity with other-than-temporarily impaired values at December 31, 2013 and 2012 have been written down to net realizable values based upon independent appraisals of the collateral while mortgage loans held for sale have been written down to the current fair value of the loan. For impaired mortgage loans where the impairments were deemed to be temporary, an allowance for credit losses has been established.

The following table provides information on impaired loans classified as “Commercial—All Other” with or without allowance for credit losses as of December 31, (in millions):

	Commercial – All Other
	2013	2012	2011
With Allowance for Credit Losses	$—	$—	$—
No Allowance for Credit Losses	$202	$206	$248

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-105

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The following table provides information for investment in impaired loans classified as “Commercial – All Other” – Average Recorded Investment, Interest Income Recognized, Recorded Investment on Nonaccrual Status and Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting as of December 31, (in millions):

	Commercial – All Other
	2013	2012	2011
Average Recorded Investment	$34	$34	$35
Interest Income Recognized	$14	$14	$16
Recorded Investments on Nonaccrual Status	$—	$—	$—
Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting	$14	$14	$16

The Company had no allowance for credit losses for the years ended December 31, 2013 and 2012, respectively.

2011
Allowance for credit losses (in millions):
Balance at the beginning of the period	$2
Additions charged to surplus	—
Direct write-downs/charges against the allowance	—
Recoveries of amounts previously added to surplus	(2)
Balance at the end of the period	$—

For commercial mortgage loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property’s net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial mortgage loan portfolio. Loan–to-value-ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and the loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated quarterly, with a portion of the loan portfolio updated annually.

For the agricultural mortgage loan, the Company’s primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are updated quarterly.

Credit quality of commercial and agricultural mortgage loans

The credit quality of commercial and agricultural mortgage loans held-for-investment, were as follows (dollars in millions):

	Recorded Investment
	Loan-to-value Ratios
	> 90%	81% - 90%	70% - 80%	< 70%	Total	% of Total
December 31, 2013:
Debt Service Coverage Ratios:
Greater than 1.20x	$26	$20	$641	$11,955	$12,642	88.4%
1.05x—1.20x	—	—	141	553	694	4.9
Less than 1.05x	42	17	183	262	504	3.5
Agriculture	—	—	—	265	265	1.9
Construction	188	—	—	—	188	1.3
Total	$256	$37	$965	$13,035	$14,293	100.0%

Mortgage Loan Age Analysis: The following table sets forth an age analysis of mortgage loans (dollars in millions):

Commercial
	Farm	Insured	All Other	Mezzanine	Total
Year-End 2013
Recorded Investment	$265	$—	$13,543	$485	$14,293
Current
Interest Reduced	$—	$—	$—	$—	$—
Recorded Investment
Number of Loans	—	—	—	—	—
Percent Reduced	—	—	—	—	—

B-106	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

		Commercial
	Farm	Insured	All Other	Mezzanine	Total
Year-End 2012
Recorded Investment
Current	$265	$—	$12,511	$225	$13,001
Interest Reduced
Recorded Investment	$—	$—	$363	$—	$363
Number of Loans	—	—	3	—	3
Percent Reduced	—	—	0.86%	—	0.86%

Year-End 2011
Recorded Investment
Current	$265	$—	$12,729	$187	$13,181
Interest Reduced
Recorded Investment	$—	$—	$216	$—	$216
Number of Loans	—	—	2	—	2
Percent Reduced	—	—	1.14%	—	1.14%

Mortgage Loan Diversification: The following tables set forth the commercial mortgage loan portfolio by property type and geographic distribution (dollars in millions):

	Commercial Mortgage Loans by Property Type
	December 31, 2013		December 31, 2012
	Carrying Value	% of Total	Carrying Value	% of Total
Shopping centers	$4,854	34.1%	$4,278	33.0%
Office buildings	4,774	33.5	4,288	33.1
Industrial buildings	2,068	14.5	2,118	16.4
Apartments	1,825	12.8	1,423	11.0
Land	265	1.9	265	2.0
Mixed use	259	1.8	264	2.0
Hotel	161	1.1	164	1.3
Other	40	0.3	156	1.2
Total	$14,246	100.0%	$12,956	100.0%

	Commercial Mortgage Loans by Geographic Distribution
	December 31, 2013		December 31, 2012
	Carrying Value	% of Total	Carrying Value	% of Total
Pacific	$3,389	23.7%	$3,312	25.6%
South Atlantic	3,202	22.5	2,908	22.4
Middle Atlantic	2,848	20.0	2,373	18.3
South Central	2,486	17.5	2,199	17.0
North Central	1,223	8.6	1,209	9.3
Mountain	522	3.7	361	2.8
New England	263	1.8	230	1.8
Other	313	2.2	364	2.8
Total	$14,246	100.0%	$12,956	100.0%

Regional classification is based on American Council of Life Insurers regional chart. See below for details of regions.

Pacific states are AK, CA, HI, OR and WA

South Atlantic states are DE, DC, FL, GA, MD, NC, SC, VA and WV

Middle Atlantic states are PA, NJ and NY

South Central states are AL, AR, KY, LA, MS, OK, TN and TX

North Central states are IA, IL, IN, KS, MI, MN, MO, NE, ND, OH, SD and WI

New England states are CT, MA, ME, NH, RI and VT

Mountain states are AZ, CO, ID, MT, NV, NM, UT and WY

Other comprises investments in Australia and Canada.

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-107

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

At December 31, 2013 and 2012, approximately 16.9% and 18.9% of the mortgage loan portfolio, respectively, was invested in California and is included in the Pacific region shown above.

At December 31, 2013 and 2012, approximately 15.9% and 15.3% of the mortgage loan portfolio, respectively, was invested in Texas and is included in the South Central region shown above.

Scheduled Mortgage Loan Maturities: At December 31, contractual maturities for mortgage loans were as follows (dollars in millions):

	2013		2012
	Carrying Value	% of Total	Carrying Value	% of Total
Due in one year or less	$801	5.6%	$804	6.2%
Due after one year through five years	4,938	34.7	6,013	46.4
Due after five years through ten years	5,893	41.4	4,505	34.8
Due after ten years	2,614	18.3	1,634	12.6
Total	$14,246	100.0%	$12,956	100.0%

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgages, although prepayment premiums may be applicable.

There were no mortgage troubled debt restructurings during the periods ended December 31, 2013 or 2012. When restructuring mortgage loans, the Company generally requires participation features, yield maintenance stipulations, and/or the establishment of property-specific escrow accounts funded by the borrowers. With respect to impaired loans, the Company accrues interest income to the extent it is deemed collectible. Cash received on impaired mortgage loans that are performing according to their contractual terms is applied in accordance with those terms. For mortgage loans in the process of foreclosure, cash received is initially held in suspense and applied as a return of principal at the time that the foreclosure process is completed, or the mortgage is otherwise disposed. There were no mortgage loans with interest more than 180 days past due at December 31, 2013 or 2012.

During 2013, the Company did not reduce interest rates on any outstanding commercial loans.

During 2012, the Company reduced interest rates on three outstanding commercial loans. The first loan changed from 5.40% to 4.50% from November 1, 2012 through maturity on November 1, 2015. The other two loans changed from 7.50% to 6.69% from August 3, 2012 through maturity on January 1, 2019. The recorded investment excluding accrued interest of these loans was $363 million at December 31, 2012.

The Company did not have any taxes, assessments or amounts advanced that were not included in the mortgage loan totals for the years ended December 31, 2013 and 2012.

The Company has no reverse mortgages as of December 31, 2013 or 2012.

Mortgage loans of $53 million and $13 million at December 31, 2013 and 2012, respectively, represent the carrying value of amounts due from related parties that are collateralized by real estate owned by the Company’s investment subsidiaries and affiliates.

For the years ended December 31, 2013 and 2012, the carrying values of mortgage loans denominated in foreign currency were $313 million and $281 million, respectively.

The Company does not hold sub-prime mortgages in the commercial mortgage portfolio and does not have any material indirect exposure from sub-prime lenders who are tenants in buildings that are secured by commercial mortgages.

Note 5 – real estate

At December 31, 2013 and 2012, the Company’s directly owned real estate investments of $1,812 million and $1,623 million, respectively, were carried net of third party mortgage encumbrances. There were no third party mortgage encumbrances as of December 31, 2013 and 2012.

The carrying values of the directly owned real estate portfolio were diversified by property type and geographic region at December 31 as follows (dollars in millions):

	Directly Owned Real Estate by Property Type
	2013		2012
	Carrying Value	% of Total	Carrying Value	% of Total
Office buildings	$696	38.4%	$836	51.5%
Industrial buildings	639	35.3	501	30.9
Mixed-use projects	188	10.4	95	5.9
Apartments	160	8.8	59	3.6

B-108	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

	Directly Owned Real Estate by Property Type
	2013		2012
	Carrying Value	% of Total	Carrying Value	% of Total
Retail	$112	$6.2	$114	$7.0
Land under development	17	0.9	18	1.1
Total	$1,812	100.0%	$1,623	100.0%

	Directly Owned Real Estate by Geographic Region
	2013		2012
	Carrying Value	% of Total	Carrying Value	% of Total
Pacific	$971	53.6%	$605	37.3%
South Atlantic	683	37.7	699	43.1
Middle Atlantic	96	5.3	203	12.5
South Central	62	3.4	116	7.1
Total	$1,812	100.0%	$1,623	100.0%

At December 31, 2013 and 2012, approximately 32.5% and 19.4% of the real estate portfolio, respectively, was invested in California and is included in the Pacific region shown above.

At December 31, 2013 and 2012, approximately 16.4% and 18.5% of the real estate portfolio, respectively, was invested in Virginia and is included in the South Atlantic region shown above.

The Company monitors the effects of current and expected market conditions and other factors on its real estate investments to identify and quantify any impairment in value. The Company assesses assets to determine if events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The Company evaluates the recoverability of income producing investments based on undiscounted cash flows and then reviews the results of an independent third party appraisal to determine the fair value and if an adjustment is warranted.

OTTI for directly owned real estate investments for the years ended December 31, 2013, 2012 and 2011 were $0, $17 million and $2 million, respectively and these amounts are included in the impairment table in Note 9. The OTTI during 2012 was for directly owned industrial properties in the states of Illinois and Texas and directly owned land in the State of Georgia. $13 million of OTTI during 2012 was a result of the Company’s intent to sell. The impairments were a result of unfavorable market conditions. The OTTI during 2011 was for directly owned land in California. The impairments are included in net realized capital losses in the statutory-basis statements of operations.

As of December 31, 2013 and 2012, $0 and $31 million, respectively, of the Company’s real estate investments were classified as held for sale. For the year ended December 31, 2013 and 2012, the Company recognized a net realized gain on real estate sold of $30 million and $84 million, respectively. The gains are included in net realized capital gains (losses) in the statutory-basis statements of operations.

Depreciation expense on directly owned real estate investments for the years ended December 31, 2013, 2012 and 2011, was $51 million, $53 million and $54 million, respectively. The amount of accumulated depreciation at December 31, 2013, 2012 and 2011 was $362 million, $337 million and $478 million, respectively.

There were no real estate properties acquired via the assumption or in satisfaction of debt during 2013, 2012 or 2011.

The Company’s real estate portfolio does not have any material exposure from sub-prime lenders who are tenants in the buildings that are directly owned.

The Company does not engage in retail land sales operations.

As of December 31, 2013, the Company does not have any low income housing tax credits.

Note 6 – subsidiaries and affiliates

The Company holds interests in certain subsidiaries and affiliates that are primarily involved in the ownership and management of investments for the Company. The carrying value, OTTI and net investment income of investment subsidiaries and affiliates at December 31 are shown below (in millions):

	2013	2012	2011
Net carrying value of investment subsidiaries and affiliates
Reported as common stock	$633	$1,517	$1,901
Reported as other long-term investments	10,884	8,915	7,532

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-109

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

	2013	2012	2011
Total net carrying value	$11,517	$10,432	$9,433

OTTI	$7	$9	$30
Net investment income (distributed from investment subsidiaries and affiliates)	$589	$460	$255

The larger investment subsidiaries and affiliates, included in the above table, are TIAA Global Public Investments, LLC, T-C GA RE Holdings, LLC, Covariance Capital Management Series, LLC (“CCMS 1”), Ceres Agricultural Properties, LLC, TIAA Oil & Gas Investments, LLC, Infra Alpha, LLC, ND Properties, Inc. and TIAA Super Regional Mall Member Sub, LLC.

The carrying value, OTTI and net investment income of operating subsidiaries and affiliates at December 31 are shown below (in millions):

	2013	2012	2011
Net carrying value of operating subsidiaries and affiliates
Reported as common stock	$814	$695	$478
Reported as other long-term investments	1,119	808	623
Total net carrying value	$1,933	$1,503	$1,101

OTTI	$138	$75	$94
Net investment income (distributed from operating subsidiaries and affiliates)	$7	$1	$1

The Company’s operating subsidiaries and affiliates primarily consist of, TIAA Global Ag Holdco, LLC, TIAA-CREF Life Insurance Company (“TIAA-CREF Life”), TCT Holdings, Inc., Oleum Holding Company, Inc., TIAA-CREF Asset Management LLC, TIAA Emerging Markets Debt Fund, TIAA-CREF Individual & Institutional Services, LLC and TIAA-CREF Asset Management Distressed Opportunities Fund, LP.

The 2013 and 2012 OTTI relates to a decline in the fair value of subsidiaries and affiliates for which the carrying value is not expected to recover. Fair value of subsidiaries and affiliates is generally determined using the net asset value of the underlying financial statements at the measurement date.

The Company held bonds of affiliates at December 31, 2013 and 2012 for $1,817 million and $2,161 million, respectively. One hundred percent (100%) and ninety eight percent (98%) of these affiliated bonds were issued by ND Properties, Inc. at December 31, 2013 and 2012, respectively.

As of December 31, 2013 and 2012, no investment in a subsidiary or affiliate exceeded 10% of the Company’s admitted assets and the Company does not have any investment in foreign insurance subsidiaries. For the years ended December 31, 2013, 2012 and 2011, the Company did not have any related party transactions which exceeded one-half of 1% of the Company’s admitted assets.

As of December 31, 2013 and December 31, 2012, the net amount due from subsidiaries and affiliates was $235 million and $184 million, respectively. The net amounts due are generally settled on a daily basis except for TIAA Realty, Inc., ND Properties, Inc., Teachers Advisors, Inc. (“Advisors”), TIAA-CREF Tuition Financing, Inc. (“TFI”), Teachers Personal Investors Services, Inc. (“TPIS”), TIAA-CREF Individual and Institutional Services, LLC (“Services”), and TIAA-CREF Asset Management LLC which are settled monthly.

The Company discloses contingencies and guarantees related to subsidiaries and affiliates in Note 22.

The Company holds investments in downstream non-insurance holding companies, which are valued by the Company utilizing the look-through approach. The financial statements for the downstream non-insurance holding companies listed in the table below are not audited and the Company has limited the value of its investment in these noninsurance holding companies to the value contained in the audited financial statements of the underlying investments and unamortized goodwill resulting from the statutory purchase method of accounting. All liabilities, commitments, contingencies, guarantees or obligations of these subsidiaries, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in these subsidiaries, if not already recorded in the subsidiaries’ financial statements.

The following table summarizes the Company’s carrying value in each such downstream non-insurance holding company as of December 31, (in millions):

Subsidiary	2013	2012
TIAA Oil & Gas Investments, LLC	$910	$550
Infra Alpha, LLC	637	298
TIAA Global Ag Holdco, LLC	525	289
TIAA Super Regional Mall Member Sub, LLC	430	217

B-110	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

Subsidiary	2013	2012
Occator Agricultural Properties, LLC	$417	$211
Dionysus Properties, LLC	373	432
Mansilla Participacoes LTDA	317	349
TIAA Infrastructure Investments, LLC	171	31
TIAA-CREF Asset Management LLC	122	105
T-C 685 Third Avenue Member, LLC	121	107
T-C SBMC Joint Venture, LLC	60	—
TIAA Stonepeak Investments I, LLC	44	70
Broadleaf Timberland Investments, LLC	30	—
T-C SMA II, LLC	29	26
TIAA-CREF Redwood, LLC	26	29
TIAA SynGas, LLC	22	20
Almond Processors, LLC	21	19
TIAA GTR Holdco, LLC	11	—
T-C SMA III, LLC	8	8
TIAA-CREF LPHC, LLC	2	—
730 Texas Forest Holdings, Inc.	1	1
TIAA Union Place Phase I, LLC	—	73
TIAA Stonepeak Investments II, LLC	—	3
Total	$4,277	$2,838

Note 7 – other long-term investments

The components of the Company’s carrying value in other long-term investments at December 31 were (in millions):

	2013	2012
Unaffiliated other invested assets	$7,966	$8,710
Affiliated other invested assets	12,003	9,185
Other long-term assets	90	78
Total other long-term investments	$20,059	$17,973

As of December 31, 2013, unaffiliated other invested assets of $7,966 million includes $7,403 million of investments in joint ventures, partnerships and LLCs with interests in venture capital, leveraged buy-out funds and other equity investments. The remaining $563 million represents real estate related joint ventures, partnerships and LLCs. As of December 31, 2013, affiliated other invested assets of $12,003 million includes investments in securities related holdings of $3,680 million, investments in agriculture and timber related holdings of $3,152 million, investments in real estate related holdings of $2,761 million and investments in energy and infrastructure of $1,891 million. The remaining $519 million of affiliated other invested assets represents other operating subsidiaries and affiliates.

As of December 31, 2012, unaffiliated other invested assets of $8,710 million includes $7,611 million of investments in joint ventures, partnerships and LLCs with interests in venture capital, leveraged buy-out funds and other equity investments. The remaining $1,099 million represents real estate related joint ventures, partnerships and LLCs. As of December 31, 2012, affiliated other invested assets of $9,185 million includes investments in agriculture and timber related holdings of $2,659 million, investments in real estate related holdings of $2,163 million, investments in energy and infrastructure of $971 million and investments in securities related holdings of $3,034 million. The remaining $358 million of affiliated other invested assets represents other operating subsidiaries and affiliates.

For the years ended December 31, 2013, 2012 and 2011, OTTI in other long-term investments for which the carrying value is not expected to be recovered were $178 million, $129 million and $233 million, respectively.

For the years ended December 31, 2013 and 2012, other long-term investments denominated in foreign currency were $1,739 million and $1,733 million, respectively.

Note 8 – investments commitments

The outstanding obligation for future investments at December 31, 2013, is shown below by asset category (in millions):

	2014	2015	In later years	Total Commitments
Bonds	$582	$58	$8	$648
Stocks	14	10	21	45
Mortgage loans	895	—	—	895
Real Estate	19	—	—	19
Other long-term investments	1,495	1,005	2,059	4,559
Total	$3,005	$1,073	$2,088	$6,166

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-111

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The funding of bond commitments is contingent upon the continued favorable financial performance of the potential borrowers, funding of stock commitments is contingent upon their continued favorable financial performance and the funding of real estate commitments and mortgage commitments is generally contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy. Due to the Company’s due diligence in closing mortgage commitments, there is a lag between commitment and closing. For other long–term investments, primarily fund investments, there are scheduled capital calls that extend into future years.

Note 9 – investment income and capital gains and losses

Net Investment Income: The components of net investment income for the years ended December 31 were as follows (in millions):

	2013	2012	2011
Bonds	$9,206	$9,391	$9,462
Stocks	61	82	27
Mortgage loans	772	796	810
Real estate	203	244	234
Derivatives	(8)	23	10
Other long-term investments	1,430	960	775
Cash, cash equivalents and short-term investments	7	3	3
Total gross investment income	11,671	11,499	11,321
Less investment expenses	(542)	(574)	(551)
Net investment income before amortization of IMR	11,129	10,925	10,770
Plus amortization of IMR	145	117	140
Net investment income	$11,274	$11,042	$10,910

The total due and accrued income excluded from net income was $1 million each for the years ended December 31, 2013, 2012 and 2011.

Future minimum rental income expected to be received over the next five years under existing real estate leases in effect as of December 31, 2013 (in millions):

	2014	2015	2016	2017	2018	Total
Future rental income	$107	$98	$88	$76	$62	$431

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions and write-downs due to OTTI for the years ended December 31 were as follows (in millions):

	2013	2012	2011
Bonds	$604	$163	$422
Stocks	(50)	89	40
Mortgage loans	—	13	28
Real estate	30	68	15
Derivatives	(24)	(61)	(236)
Other long-term investments	(115)	(122)	(200)
Cash, cash equivalents and short-term investments	(121)*	9	(16)
Total before capital gains taxes and transfers to IMR	324	159	53
Transfers to IMR	(741)	(575)	(497)
Net realized capital losses less capital gains taxes, after transfers to IMR	$(417)	$(416)	$(444)

*	The realized loss is discussed further in Note 22 – TIAA Global Markets, Inc. Dissolution.

Write-downs of investments resulting from OTTI, included in the preceding table, were as follows for the years ended December 31, (in millions):

	2013	2012	2011
Other-than-temporary impairments:
Bonds	$281	$643	$509
Stocks	77	52	8
Mortgage loans	—	13	3
Real estate	—	17	2

B-112	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

	2013	2012	2011
Derivatives	$—	$8	$—
Other long-term investments	178	129	233
Total	$536	$862	$755

The Company generally holds its investments until maturity. The Company performs periodic reviews of its portfolio to identify investments which may have deteriorated in credit quality to determine if any are candidates for sale in order to maintain a quality portfolio of investments. Investments which are deemed candidates for sale are continually monitored until sold and carried at the lower of amortized cost or fair value. In accordance with the Company’s valuation and impairment process, the investment will be monitored quarterly for further declines in fair value at which point an OTTI will be recorded until actual disposal of the investment.

Proceeds from sales of long-term bond investments during 2013, 2012 and 2011 were $8,949 million, $11,211 million and $8,011 million, respectively. Gross gains of $948 million, $917 million and $973 million and gross losses, excluding impairments considered to be other-than-temporary of $74 million, $155 million and $42 million were realized during 2013, 2012 and 2011, respectively.

The Company has no contractual commitments to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings.

Wash Sales: The Company does not engage in the practice of wash sales, however, in isolated cases in the course of asset management activities, a security may be sold and repurchased in whole or in part within thirty days of the sale. There were no securities with a NAIC designation of 3 or below, or unrated, that were sold and reacquired within 30 days of the sale date during 2013 and 2012.

The details by NAIC designation 3 or below securities sold during the year ended December 31, 2011 and reacquired within 30 days of the sale date are (dollars in million):

	Number of Transactions	Book Value of Securities Sold	Cost of Securities Repurchased	Gain (Loss)
NAIC 3	5	$5	$5	$—
NAIC 4	3	$4	$4	$—

Unrealized Capital Gains and Losses: The net changes in unrealized capital gains (losses) in investments, resulting in a net increase (decrease) in the carrying value of investments for the years ended December 31 were as follows (in millions):

	2013	2012	2011
Bonds	$138	$172	$(21)
Stocks	123	18	99
Mortgage loans	(21)	(13)	(36)
Derivatives	(9)	(109)	210
Other long-term investments	962	422	138
Total	$1,193	$490	$390

Note 10 – securitizations

When the Company sells bonds and mortgages in a securitization transaction, it may retain interest-only strips, one or more subordinated tranches, residual interest, or servicing rights, all of which are retained interests in the securitized receivables. The Company’s ownership of the related retained interests may be held directly by the Company or indirectly through an investment subsidiary. The retained interests are associated with Special Purpose Entities (“SPEs”) that issue equity and debt which is non-recourse to the Company. Fair value used to determine gain or loss on a securitization transaction is based on quoted market prices, if available; however, quotes are generally not available for retained interests, so the Company either obtains an estimated fair value from an independent pricing service or estimates fair value internally based on the present value of future expected cash flows using management’s best estimates of future credit losses, forward yield curves, and discount rates that are commensurate with the risks involved.

The Company has not initiated any securitization transactions in which it sold assets held on its balance sheet into SPEs during 2013 or 2012. Teachers Advisors, Inc. (“Advisors”), an indirect subsidiary of TIAA, provides investment advisory services for most assets previously securitized by the Company.

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-113

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The following sensitivity analysis represents changes in the fair value of the securitized assets. The following table as of December 31, 2013 summarizes the Company’s retained interests in securitized financial assets from transactions originated since 2001 (in millions):

					Sensitivity Analysis of Adverse Changes in Key Assumptions
Issue Year	Type of Collateral	Carrying Value	Estimated Fair Value		10% Adverse	20% Adverse
2001	Bonds	$1	$5	(a)	$—	$—
2007	Mortgages	19	18	(b)	1	3
	Total	$20	$23		$1	$3

The key assumptions applied to both the fair values and sensitivity analysis of the retained interests on December 31, 2013 was as follows:

a)	The retained interests securitized in 2001 were valued using an independent third-party pricing service. The third-party pricing levels imply a yield rate of 4.70%. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the implied overall discount rate.

b)	The retained interests securitized in 2007 were valued using an independent third-party pricing service. The third-party pricing levels implied yields for the securities ranging from 6.65% to 31.01%. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the implied overall discount rates.

Note that the sensitivity analysis above does not give effect to any offsetting benefits of financial instruments which may hedge the risks inherent to these financial interests. Additionally, changes in particular assumptions, such as discount rates, may in practice change other valuation assumptions which may magnify or counteract the effect of these disclosed sensitivities.
Note 11 – disclosures about fair value of financial instruments

Fair value of financial instruments

Included in the Company’s financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or fair value.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair values of financial instruments are based on quoted market prices when available. When market prices are not available, fair values are primarily provided by a third party-pricing service for identical or comparable assets, or through the use of valuation methodologies using observable market inputs. These fair values are generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve management estimation and judgment for many factors including market bid/ask spreads, and such estimations may become significant with increasingly complex instruments or pricing models.

The following table provides information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy at December 31, 2013 (in millions):

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Assets:
Bonds	$187,409	$181,121	$—	$182,835	$4,574	$—
Common Stock	1,228	1,228	663	33	532	—
Preferred Stock	88	48	42	23	23	—
Mortgage Loans	14,823	14,246	—	—	14,823	—
Derivatives	83	60	—	68	15	—
Contract Loans	1,466	1,466	—	—	1,466	—
Separate Accounts	22,349	22,348	6,615	3,344	12,390	—
Cash, Cash Equivalents and Short Term Investments	1,362	1,362	1,078	284	—	—
Total	$228,808	$221,879	$8,398	$186,587	$33,823	$—

B-114	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Liabilities:
Deposit-type contracts	$853	$853	$—	$—	$853	$—
Separate account	22,343	22,343	—	—	22,343	—
Derivatives	330	311	—	330	—	—
Total	$23,526	$23,507	$—	$330	$23,196	$—

The following table provided information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy at December 31, 2012 (in millions):

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Assets:
Bonds	$193,191	$173,954	$73	$177,418	$15,700	$—
Common Stock	1,178	1,178	619	—	559	—
Preferred Stock	51	38	13	24	14	—
Mortgage Loans	14,228	12,956	—	—	14,228	—
Derivatives	123	96	—	104	19	—
Contract Loans	1,358	1,358	—	—	1,358	—
Separate Accounts	18,425	18,420	4,591	2,707	11,127	—
Cash, Cash Equivalents and Short Term Investments	1,681	1,681	1,126	37	518	—
Total	$230,235	$209,681	$6,422	$180,290	$43,523	$—

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Liabilities:
Deposit-type contracts	$765	$765	$—	$—	$765	$—
Separate account	18,067	18,067	—	—	18,067	—
Derivatives	372	346	—	372	—	—
Total	$19,204	$19,178	$—	$372	$18,832	$—

The estimated fair values of the financial instruments presented above were determined by the Company using market information available as of December 31, 2013 and 2012. Considerable judgment is required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

Assets and liabilities measured and reported at fair value

The Company’s financial assets and liabilities measured and reported at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and Level 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

•	Level 1—Inputs are unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date.

•	Level 2—Other than quoted prices within Level 1 inputs are observable for the asset or liability, either directly or indirectly.

•	Level 2 inputs include:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in markets that are not active,

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-115

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

•	Inputs other than quoted prices that are observable for the asset or liability,

•	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

•	Level 3—Inputs are unobservable inputs for the asset or liability supported by little or no market activity. Unobservable inputs reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. The Company’s data used to develop unobservable inputs is adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.

The following table provides information about the Company’s financial assets and liabilities measured and reported at fair value as of December 31, (in millions):

	2013
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds
Industrial and Miscellaneous	$—	$176	$116	$292
Total Bonds	$—	$176	$116	$292
Common Stock
Industrial and Miscellaneous	$663	$33	$532	$1,228
Total Common Stocks	$663	$33	$532	$1,228
Total Preferred Stocks	$—	$—	$3	$3
Derivatives:
Foreign Exchange Contracts	$—	$36	$—	$36
Interest Rate Contracts	—	19	—	19
Credit Default Swaps	—	2	—	2
Total Derivatives	$—	$57	$—	$57
Separate Accounts assets, net	$6,605	$3,120	$12,390	$22,115
Total assets at fair value	$7,268	$3,386	$13,041	$23,695

Liabilities at fair value:
Derivatives
Foreign Exchange Contracts	$—	$200	$—	$200
Interest Rate Contracts	—	1	—	1
Credit Default Swaps	—	30	—	30
Total liabilities at fair value	$—	$231	$—	$231

	2012
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds
Industrial and Miscellaneous	$—	$23	$322	$345
Total Bonds	$—	$23	$322	$345
Common Stock
Industrial and Miscellaneous	$619	$—	$559	$1,178
Total Common Stocks	$619	$—	$559	$1,178
Total Preferred Stocks	$—	$—	$8	$8
Derivatives:
Foreign Exchange Contracts	$—	$56	$—	$56
Interest Rate Contracts	—	31	—	31
Credit Default Swaps	—	2	—	2
Total Derivatives	$—	$89	$—	$89
Separate Accounts assets, net	$4,584	$2,570	$11,122	$18,276
Total assets at fair value	$5,203	$2,682	$12,011	$19,896

Liabilities at fair value:
Derivatives
Foreign Exchange Contracts	$—	$198	$—	$198
Credit Default Swaps	—	44	—	44
Total liabilities at fair value	$—	$242	$—	$242

B-116	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

Level 1 financial instruments

Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Common stock and separate account assets in Level 1 primarily include mutual fund investments valued by the respective mutual fund companies and exchange listed equities and public real estate investment trusts.

Level 2 financial instruments

Bonds included in Level 2 are valued principally by third party pricing services using market observable inputs. Because most bonds do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates. Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Additionally, for loan-backed and structured securities, valuation is based primarily on market inputs including benchmark yields, expected prepayment speeds, loss severity, delinquency rates, weighted average coupon, weighted average maturity and issuance specific information. Issuance specific information includes collateral type, payment terms of underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

Common stocks included in Level 2 include those which are traded in an inactive market or for which prices for identical securities are not available. Valuations are based principally on observable inputs including quoted prices in markets that are not considered active.

Derivative assets and liabilities classified in Level 2 represent over-the-counter instruments that include, but are not limited to, fair value hedges using foreign currency swaps, foreign currency forwards, interest rate swaps and credit default swaps. Fair values for these instruments are determined internally using market observable inputs that include, but are not limited to, forward currency rates, interest rates, credit default rates and published observable market indices.

Separate account assets in Level 2 consist principally of short term government agency notes and commercial paper.

Level 3 financial instruments

Valuation techniques for bonds included in Level 3 are generally the same as those described in Level 2 except the techniques utilize inputs that are not readily observable in the market, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. The Company assesses the significance of unobservable inputs for each security and classifies that security in Level 3 as a result of the significance of unobservable inputs.

Estimated fair value for privately traded equity securities are principally determined using valuation and discounted cash flow models that require a substantial level of judgment.

Separate account assets classified as Level 3 primarily include directly owned real estate properties, real estate joint ventures and real estate limited partnerships. Directly owned real estate properties are valued on a quarterly basis based on independent third party appraisals. Real estate joint venture interests are valued based on the fair value of the underlying real estate, any related mortgage loans payable and other factors such as ownership percentage, ownership rights, buy/sell agreements, distribution provisions and capital call obligations. Real estate limited partnership interests are valued based on the most recent net asset value of the partnership.

Transfers between Level 1 and Level 2

Periodically, the Company has transfers between Level 1 and Level 2 due to the availability of quoted prices for identical assets in active markets at the measurement date. The Company’s policy is to recognize transfers between levels as of the actual date of the event or change in circumstances that caused the transfer.

There were no transfers of common stock between Level 1 and Level 2 during 2013 or 2012.

Reconciliation of Level 3 assets and liabilities measured and reported at fair value:

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured and reported at fair value using Level 3 inputs at December 31, 2013 (in millions):

	Beginning Balance at 01/01/2013	Transfers into Level 3		Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issuances (Sales)	Settlements		Ending Balance at 12/31/2013
Bonds	$322	$29	[a]	$(250)[b]	$(12)	$32	$1	$—	$(6)		$116
Common Stock	559	19	[c]	—	(36)	(42)	38	(6)	—		532
Preferred Stock	8	—		(5)[d]	—	—	—	—	—		3
Separate Account	11,122	—		—	(13)	1,065	(55)[e]	(436)	707	[e]	12,390
Total	$12,011	$48		$(255)	$(61)	$1,055	$(16)	$(442)	$701		$13,041

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-117

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

(a)	The Company transferred bonds which were not previously measured and reported at fair value into Level 3 primarily due to the Securities Valuation Office (“SVO”) valuation process related to Loan-Backed and Structured Securities. The pricing information used in the valuation of these securities was not readily observable in the market.
(b)	The Company transferred bonds out of Level 3 that were not measured and reported at fair value as of December 31, 2013.
(c)	The Company transferred common stocks into Level 3 due to the significance of unobservable market data used in the valuation of these securities.
(d)	The Company transferred preferred stocks out of Level 3 that were not measured and reported at fair value as of December 31, 2013.
(e)	Purchases and settlements include refinancing and loan settlement activity on mortgage loans for real estate purchased in prior periods.

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured and reported at fair value using Level 3 inputs at December 31, 2012 (in millions):

	Beginning Balance at 01/01/2012	Transfers into Level 3		Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issuances (Sales)	Settlements	Ending Balance at 12/31/2012
Bonds	$457	$207	[a]	$(353)[b]	$(52)	$49	$28	$(6)	$(8)	$322
Common Stock	371	154	[c]	(68)[d]	(36)	129	9	—	—	559
Preferred Stock	1	9	[e]	—	(2)	—	—	—	—	8
Separate Account	9,925	—		—	(116)	965	1,378	(685)	(345)	11,122
Total	$10,754	$370		$(421)	$(206)	$1,143	$1,415	$(691)	$(353)	$12,011

(a)	The Company transferred bonds which were not previously measured and reported at fair value into Level 3 primarily due to the Securities Valuation Office (“SVO”) valuation process related to Loan-Backed and Structured Securities. The pricing information used in the valuation of these securities was not readily observable in the market.
(b)	The Company transferred bonds out of Level 3 that were not measured and reported at fair value as of December 31, 2012.
(c)	The Company transferred common stocks into Level 3 due the significance of unobservable market data used in the valuation of these securities.
(d)	The Company transferred common stocks out of Level 3 due to the availability of observable or corroborated by market data at fair value as of December 31, 2012.
(e)	The Company transferred preferred stocks into Level 3 which were not previously measured and reported at fair value primarily due to the decrease in NAIC rating to 4, 5 or 6.

The Company’s policy is to recognize transfers into and out of Level 3 at the actual date of the event or change in circumstances that caused the transfer.

Characteristics of items being measured for Level 2 and Level 3:

Bonds Level 2 and Level 3:

As of December 31, 2013, the reported fair value of bonds in Level 2 and Level 3 was $292 million, representing 65 individual bonds. The bonds are carried at fair value due to being rated NAIC 6.

63 of the 65 bonds reported at fair value are categorized as loan-backed and structured securities. Of the loan-backed and structured securities reported at fair value, 40 bonds with a fair value of $241 million are collateralized by commercial mortgage loans, 21 bonds with a fair value of $22 million are collateralized by residential mortgage loans, and 2 bonds with a fair value of $25 million are collateralized by other collateral. The loan-backed and structured securities reported at fair value have a weighted average coupon of 5.28%.

The remaining 2 bonds reported at fair value are categorized as Corporate securities and have a fair value of $4 million.

As of December 31, 2012, the reported fair value of bonds in Level 2 and Level 3 was $345 million, representing 80 individual bonds. The bonds are carried at fair value due to being rated NAIC 6.

The 80 bonds reported at fair value are all categorized as loan-backed and structured securities. Of the loan-backed and structured securities reported at fair value, 52 bonds with a fair value of $273 million are collateralized by commercial mortgage loans, 26 bonds with a fair value of $48 million are collateralized by residential mortgage loans, and 2 bonds with a fair value of $24 million are collateralized by other collateral. The loan-backed and structured securities reported at fair value have a weighted average coupon of 5.33%.

Common Stocks Levels 2 and Levels 3:

As of December 31, 2013, the reported fair value of common stocks in Level 2 and Level 3 was $565 million representing 22 individual common stocks. Common stocks are carried at fair value in accordance with SSAP No. 30.

Of the 22 common stocks, 6 common stocks with a fair value of $33 million were in Level 2 and 16 common stocks with a fair value of $532 million were reported in Level 3. Out of the 22 common stocks, 19 common stocks with a fair value of $553 million have a pricing method where the rate was determined by the reporting entity, and 3 common stocks with a fair value of $12 million have a pricing method where the rate is determined by a stock exchange.

As of December 31, 2012, the reported fair value of common stocks in Level 2 and Level 3 was $559 million representing 16 individual common stocks. Common stocks are carried at fair value in accordance with SSAP No. 30.

B-118	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

Of the 16 common stocks, 15 common stocks with a fair value of $559 million were reported in Level 3. Out of the 15 common stocks, 10 common stocks with a fair value of $277 million have a pricing method where the price per share is determined by the reporting entity; and 5 common stocks with a fair value of $282 million have a pricing method where the unit price is published by the NAIC Securities Valuation Office.

Preferred Stocks Level 3:

As of December 31, 2013, the reported fair value of preferred stocks in Level 3 was $3 million, representing 1 individual preferred stock with a pricing method where the price per share is determined by the reporting entity. In accordance with SSAP No. 32, redeemable preferred stocks and perpetual preferred stocks that are NAIC designated RP4-RP6 and P4 to P6 are reported at the lower of book value or fair value.

As of December 31, 2012, the reported fair value of preferred stocks in Level 3 was $8 million, representing 2 individual preferred stocks. 1 preferred stock with a fair value of $4 million has a pricing method where the price per share is determined by the reporting entity; and 1 preferred stock with a fair value of $4 million has a pricing method where the unit price is published by the NAIC Securities Valuation Office. In accordance with SSAP No. 32, redeemable preferred stocks and perpetual preferred stocks that are NAIC designated RP4-RP6 and P4 to P6 are reported at the lower of book value or fair value.

Quantitative information regarding level 3 fair value measurements

The following table provides quantitative information on significant unobservable inputs (Level 3) used in the fair value measurement of assets that are measured and reported at fair value at December 31, 2013 (in millions):

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average
Fixed Maturity Bonds:
RMBS	$9	Discounted Cash Flow	Discount Rate	5.8% – 17.4%	10.5%
		Market Comparable	Credit Analysis/Market Comparable	$2.85 – $100.50	$52.83
CMBS	$79	Discounted Cash Flow	Discount Rate	9.7% – 68.1%	26.9%
		Market Comparable	Credit Analysis/Market Comparable	$9.64 – $65.00	$26.85
ABS	$25	Market Comparable	Credit Analysis/Market Comparable	$99.00	$99.00
Corporate	$3	Enterprise Value	Book Value Multiple	1.5x	1.5x
Equity Securities:
Common Stock	$532	Equity Method	Book Value Multiple	1.1x – 2.8x	1.2x
		Market Comparable	EBITDA	6.4x – 12.2x	9.6x
			Book Value Multiple	0.0x – 1.2x	0.6x
Preferred Stock	$3	Market Comparable	Book Value Multiple	0.9x	0.9x

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average
Separate Account Assets:
Real Estate Properties and Real Estate Joint Ventures	$14,307
Office Properties		Income Approach—Discounted cash flow	Discount Rate	6.0% – 9.5%	7.0%
			Terminal Capitalization Rate	5.0% – 8.3%	5.9%
		Income Approach—Direct Capitalization	Overall Capitalization Rate	4.8% – 8.3%	5.6%
Industrial Properties		Income Approach—Discounted cash flow	Discount Rate	6.7% – 10.0%	7.4%
			Terminal Capitalization Rate	5.5% – 8.0%	6.3%
		Income Approach—Direct Capitalization	Overall Capitalization Rate	4.8% – 8.3%	5.6%
Residential Properties		Income Approach—Discounted cash flow	Discount Rate	6.0% – 8.0%	6.6%
			Terminal Capitalization Rate	4.3% – 6.3%	5.0%
		Income Approach—Direct Capitalization	Overall Capitalization Rate	3.8% – 5.8%	4.4%
Retail Properties		Income Approach—Discounted cash flow	Discount Rate	6.0% –13.0%	7.5%
			Terminal Capitalization Rate	5.3% – 12.5%	6.3%
		Income Approach—Direct Capitalization	Overall Capitalization Rate	4.5% – 12.0%	5.7%

Separate account real estate assets include the values of the related mortgage loans payable in the table below.

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average
Mortgage Loans Payable	$(2,279)
Office and Industrial Properties		Discounted Cash Flow	Loan to Value Ratio	38.7% – 57.3%	45.2%

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-119

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average
			Equivalency Rate	2.2% – 4.8%	3.9%
		Net Present Value	Loan to Value Ratio	38.7% – 57.3%	45.2%
			Weighted Average Cost of Capital Risk Premiums	1.5% – 2.9%	1.9%
Residential Properties		Discounted Cash Flow	Loan to Value Ratio	34.8% – 61.5%	47.4%
			Equivalency Rate	2.6% – 4.4%	3.8%
		Net Present Value	Loan to Value Ratio	34.8% – 61.5%	47.4%
			Weighted Average Cost of Capital Risk Premiums	1.4% – 3.2%	2.1%
Retail Properties		Discounted Cash Flow	Loan to Value Ratio	26.5% – 130.7%	59.9%
			Equivalency Rate	2.4% – 7.4%	4.3%
		Net Present Value	Loan to Value Ratio	26.5% – 130.7%	59.9%
			Weighted Average Cost of Capital Risk Premiums	0.9% – 13.8%	4.5%
Limited Partnerships	$362	Net Asset Value	Net Asset Value (a)

(a)	The range has not been disclosed due to the wide range of possible values given the diverse nature of the underlying investments.

Additional qualitative information on fair valuation process

The Company has various processes and controls in place to ensure that fair value is reasonably estimated. The Risk Management Valuation group, which reports to the Chief Credit Risk Officer, sets the valuation policies for fixed income and equity securities and is responsible for the determination of fair value.

Risk Management Valuation (1) compares price changes between periods to current market conditions, (2) compares trade prices of securities to fair value estimates, (3) compares prices from multiple pricing sources, and (4) performs ongoing vendor due diligence to confirm that independent pricing services use market-based parameters for valuation. Internal and vendor valuation methodologies are reviewed on an ongoing basis and revised as necessary based on changing market conditions to ensure values represent a reasonable exit price.

Markets in which the Company’s fixed income securities trade are monitored by surveying the Company’s traders. Risk Management Valuation determines if liquidity is active enough to support a Level 2 classification. Use of independent non-binding broker quotations may indicate a lack of liquidity or the general lack of transparency in the process to develop these price estimates, causing them to be considered Level 3.

Level 3 equity investments generally include private equity co-investments along with general and limited partnership interests. Values are derived by the general partners. The partners generally fair value these instruments based on projected net earnings, earnings before interest, taxes depreciation and amortization, discounted cash flow, public or private market transactions, or valuations of comparable companies. When using market comparables, certain adjustments may be made for differences between the reference comparable and the investment, such as liquidity. Investments may also be valued at cost for a period of time after an acquisition, as the best indication of fair value.

With respect to real property investments in TIAA’s Real Estate Account, each property is appraised, and each mortgage loan is valued, at least once every calendar quarter. Each property is appraised by an independent, external appraiser whose appraisals are reviewed by the Company’s internal appraisal staff and by the Real Estate Account’s independent fiduciary. Any differences in the conclusions of the Company’s internal appraisal staff and the independent appraiser are reviewed by the independent fiduciary, who will make a final determination. The independent fiduciary was appointed by a special subcommittee of the Investment Committee of TIAA Board of Trustees to, among other things, oversee the appraisal process. The independent fiduciary must approve all independent appraisers used by the Real Estate Account.

Mortgage loans payable are valued internally by the Company’s internal valuation department, and reviewed by the Real Estate Account’s independent fiduciary, at least quarterly based on market factors, such as market interest rates and spreads for comparable loans, the performance of the underlying collateral (such as the loan-to-value ratio and the cash flow of the underlying collateral), the liquidity for mortgage loans of similar characteristics, the maturity date of the loan, the return demands of the market, and the credit quality of the Real Estate Account.

Note 12 – restricted assets

The following table provides information on amounts and the nature of any assets pledged to others as collateral or otherwise restricted by the Company.

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continued

Restricted Assets at December 31, 2013 (dollars in millions):

	Gross Restricted
	Current Year								Percentage
	1	2	3	4	5	6	7	8	9	10
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase / (Decrease (5 minus 6))	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Subject to repurchase agreements	$471	$—	$—	$—	$471	$440	$31	$471	0.182%	0.188%
On deposit with states	7	—	—	—	7	7	—	7	0.003	0.003
Pledged as collateral not captured in other categories	113	—	—	—	113	150	(37)	113	0.044	0.045
Total restricted assets	$591	$—	$—	$—	$591	$597	$(6)	$591	0.229%	0.236%

Detail of assets pledged as collateral not captured in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate).

	Gross Restricted
	Current Year (in millions)								Percentage
	1	2	3	4	5	6	7	8	9	10
Description of Assets	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase / (Decrease (5 minus 6)	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Derivative Collateral	$113	$—	$—	$—	$113	$92	$21	$113	0.044%	0.045%
Term Asset-Backed Securities Loan Facility	—	—	—	—	—	58	(58)	—	—	—
Total	$113	$—	$—	$—	$113	$150	$(37)	$113	0.044%	0.045%

Note 13 – derivative financial instruments

The Company uses derivative instruments for economic hedging, income generation, and asset replication purposes. The Company does not engage in derivative financial instrument transactions for speculative purposes. Derivative financial instruments used by the Company may be exchange-traded or contracted in the over-the-counter market (“OTC”). The Company’s OTC derivative transactions are cleared and settled through central clearing counterparties (“OTC-cleared”) or through bilateral contracts with other counterparties (“OTC-bilateral”). Should an OTC-bilateral counterparty fail to perform its obligations under contractual terms, the Company may be exposed to credit-related losses. The current credit exposure of the Company’s derivatives is limited to the net positive fair value of derivatives at the reporting date, after taking into consideration the existence of netting agreements and any collateral received. All of the credit exposure for the Company from OTC-bilateral contracts is with investment grade counterparties. The Company also monitors its counterparty credit quality on an ongoing basis. Effective January 1, 2003 TIAA adopted SSAP 86, “Accounting for Derivative Instruments and Hedging Activities,” and has applied this statement to all derivative transactions entered into or modified on or after that date. The NAIC has also adopted disclosure requirements included within Accounting Standards Codification 815, “Derivatives and Hedging” (“ASC 815”) and Accounting Standards Codification 460, “Guarantees” (“ASC 460”), for annual audited statements in accordance with guidelines provided by the Statutory Accounting Principles Working Group. Additional information related to derivatives may also be found in Note 11, Disclosures about Fair Value of Financial Instruments.

Collateral: The Company currently has International Swaps and Derivatives Association (“ISDA”) master swap agreements in place with each derivative counterparty relating to over-the-counter transactions. In addition to the ISDA agreement, Credit Support Annexes (“CSA”), which are bilateral collateral agreements, have been put in place with thirteen of the Company’s seventeen derivative OTC-bilateral counterparties. The CSA’s allow TIAA’s mark-to-market exposure to a counterparty to be collateralized by the posting of cash or highly liquid U.S. government securities. The Company also exchanges cash and securities margin for derivatives traded through a central clearinghouse. As of December 31, 2013, TIAA held cash collateral of $8 million from its counterparties. The Company must also post collateral or margin to the extent its net position with a given counterparty or clearinghouse is at a loss relative to the counterparty. As of December 31, 2013, the Company pledged cash collateral or margin of $90 million and securities collateral or margin of $23 million to its counterparties.

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-121

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Contingent Features: Certain of the Company’s master swap agreements governing its derivative instruments contain provisions that require the Company to maintain a minimum credit rating from two of the major credit rating agencies. If the Company’s credit rating were to fall below the specified minimum, each of the counterparties to agreements with such requirements could terminate all outstanding derivative transactions between such counterparty and the Company. The termination would require immediate payment of amounts expected to approximate the net liability positions of such transactions with such counterparty. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a liability position on December 31, 2013 is $214 million for which the Company has posted collateral of $82 million in the normal course of business.

Foreign Currency Swap Contracts: The Company enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cash flow hedge to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded OTC-bilateral, and the Company is exposed to both market and counterparty risk. The changes in the carrying value of foreign currency exchange rates are recognized as unrealized gains or losses. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value. The net unrealized loss as of December 31, 2013, from foreign currency swap contracts that do not qualify for hedge accounting treatment was $28 million. The net realized loss for the year ended December 31, 2013, from all foreign currency swap contracts was $28 million.

Foreign Currency Forward Contracts: The Company enters into foreign currency forward contracts to exchange foreign currency at specified future dates and at specified rates (in U.S. dollars) to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded OTC-bilateral, and the Company is exposed to both market and counterparty risk. The changes in the value of the contracts related to foreign currency exchange rates are recognized as unrealized gains or losses. A foreign exchange premium or (discount) is recorded at the time a contract is opened, based on the difference between the forward exchange rate and the spot rate. The Company amortizes the foreign exchange premium/(discount) into investment income over the life of the forward contract or at the settlement date, if the forward contract is less than a year. The net unrealized loss for the year ended December 31, 2013, from foreign currency forward contracts that do not qualify for hedge accounting treatment was $2 million. The net realized loss for the year ended December 31, 2013, from all foreign currency forward contracts was $11 million.

Interest Rate Swap Contracts: The Company enters into interest rate swap contracts to hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These contracts allow the Company to lock in a fixed interest rate and to transfer the risk of higher or lower interest rates. This type of derivative instrument may be traded OTC-cleared or OTC-bilateral, and the Company is exposed to both market and counterparty risk. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Net payments received and net payments made or accrued under interest rate swap contracts are included in net investment income. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value. The net unrealized loss for the year ended December 31, 2013, from interest rate swap contracts that do not qualify for hedge accounting treatment was $14 million. The net realized gain for the year ended December 31, 2013, from all interest rate swap contracts was $0.5 million.

Exchange Traded Interest Rate Futures: The Company enters into interest rate futures contracts as a hedge against the effect of interest rate fluctuations on certain fixed interest rate bonds. These contracts are designed as economic hedges and allow the Company to manage changes, due to interest rates, in the value of securities that it owns. This type of derivative instrument is exposed to market risk and is traded with regulated futures commission merchants who are members of a trading exchange. The interest rate futures contracts are initially carried at the amount of cash margin deposits outstanding, with subsequent changes in variation margin recognized in unrealized gains or unrealized losses. The net realized gain for the year ended December 31, 2013 from all interest rate futures contracts was $14 million.

Purchased Credit Default Swap Contracts: The Company uses credit default swaps to hedge against unexpected credit events on selective investments in the Company’s portfolio. This type of derivative is traded OTC-bilateral and is exposed to market, credit and counterparty risk. The premium payment to the counterparty on these contracts is expensed as incurred. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value. The net unrealized gain for the year ended December 31, 2013, from purchased credit default swap contracts that do not qualify for hedge accounting treatment was $11 million. The net realized gain for the year ended December 31, 2013 from all purchased credit default swap contracts was $0.2 million.

Written Credit Default Swaps used in Replication Transactions: A replication synthetic asset transaction is a derivative transaction (the derivative component) established concurrently with another fixed income instrument (the cash component) in order to “replicate” the investment characteristics of another instrument (the reference entity). As part of a strategy to replicate desired credit exposure in conjunction with high-rated host securities, the Company writes or sells credit default swaps on either single name corporate credits or credit indices and provides credit default protection to the buyer. This type of derivative instrument is

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continued

traded OTC-bilateral, and the Company is exposed to market, credit and counterparty risk. The carrying value of credit default swaps used in RSATs represents the unamortized premium received/(paid) for selling the default protection. This premium is amortized into investment income over the life of the swap. The Company has negligible counterparty credit risk with the buyer. The net realized gain for the year ended December 31, 2013 from all written credit default swap contracts was $0.6 million.

Events or circumstances that would require the Company to perform under a written credit derivative position may include, but are not limited to, bankruptcy, failure to pay, debt moratorium, debt repudiation, restructuring of debt and acceleration, or default. The maximum potential amount of future payments (undiscounted) the Company could be required to make under the credit derivative is represented by the notional amount of the contract. Should a credit event occur, the amounts owed to a counterparty by the Company may be subject to recovery provisions that include, but are not limited to:

1.	Notional amount payment by the Company to Counterparty and/or delivery of physical security by Counterparty to the Company.

2.	Notional amount payment by the Company to Counterparty net of contractual recovery fee.

3.	Notional amount payment by the Company to Counterparty net of auction determined recovery fee.

The following table contains information related to replication positions where credit default swaps have been sold by the Company on the Dow Jones North American Investment Grade Series of indexes (DJ.NA.IG). Each index is comprised of 125 liquid investment grade credits domiciled in North America and represents a broad exposure to the investment grade corporate market. The Company has written contracts on the “Super Senior” (60% to 100%) tranche of the Dow Jones North American Investment Grade Index Series 7 and 9 (DJ.NA.IG.7 and DJ.NA.IG.9, respectfully), whereby the Company is obligated to perform should the default rates of each index exceed 60%. The maximum potential amount of future payments (undiscounted) the Company could be required to make under these positions is represented by the notional amount of the contracts. The Company will record an impairment (realized loss) on a derivative position if an existing condition or set of circumstances indicates there is limited ability to recover an unrealized loss (dollars in millions):

Asset Class	Term	Notional	Average Annual Premium Received	Fair Value	2013 Impairment
DJ Investment Grade Index—Series 7 & 9
Super Senior Tranche 60%-100%	2–4 years	$2,574	0.24%	$15	—

The following table contains information related to Replication positions where Credit Default Swaps have been sold by the Company on individual debt obligations of corporations and sovereign nations. The maximum potential amount of future payments (undiscounted) the Company could be required to make under these positions is represented by the notional amount. TIAA will record an impairment (realized loss) on a derivative position if an existing condition or set of circumstances indicates there is limited ability to recover an unrealized loss (dollars in millions):

Asset Class	Term	Notional	Average Annual Premium Received	Fair Value	2013 Impairment
Corporate	0–2 years	$636	0.85%	$5	$—
Corporate	2–5 years	40	1.00%	—	—
Corporate	5–8 years	35	4.43%	5	—
Sovereign	0–2 years	62	1.00%	1	—
Sovereign	2–5 years	80	1.00%	(1)	—
Total		$853		$10	$—

Information related to the credit quality of replication positions where credit default swaps have been sold by the Company on indexes, individual debt obligations of corporations and sovereign nations appears below. The values are listed in order of their NAIC Credit Designation, with a designation of 1 having the highest credit quality and designations of 4 or below having the lowest credit quality based on the underlying asset referenced by the credit default swap (in millions):

RSAT NAIC Designation	Reference Entity Asset Class	RSAT Notional Amount	Derivative Component Fair Value	Cash Component Fair Value	RSAT Fair Value
1 Highest Quality	Tranche	$2,574	$15	$2,717	$2,732
	Corporate	561	5	548	553
	Sovereign	55	—	54	54
	Subtotal	3,190	20	3,319	3,339
	Tranche	—	—	—	—
2 High Quality	Corporate	85	1	86	87
	Sovereign	77	(1)	71	70
	Subtotal	162	—	157	157

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-123

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

RSAT NAIC Designation	Reference Entity Asset Class	RSAT Notional Amount	Derivative Component Fair Value	Cash Component Fair Value	RSAT Fair Value
3 Medium Quality	Tranche	—	—	—	—
	Corporate	35	—	43	43
	Sovereign	10	—	10	10
	Subtotal	45	—	53	53
4 Low Quality	Tranche	—	—	—	—
	Corporate	30	5	30	35
	Sovereign	—	—	—	—
	Subtotal	30	5	30	35
Total		$3,427	$25	$3,559	$3,584

A summary of derivative asset and liability positions by carrying value, held by the Company, including notional amounts, carrying values and estimated fair values, appears below (in millions):

		December 31, 2013			December 31, 2012
		Notional	Carrying Value	Estimated FV	Notional	Carrying Value	Estimated FV
Foreign Currency Swap Contracts	Assets	$354	$34	$34	$759	$55	$56
	Liabilities	2,403	(268)	(291)	2,485	(292)	(322)
	Subtotal	2,757	(234)	(257)	3,244	(237)	(266)
Foreign Currency Forward Contracts	Assets	191	2	2	93	1	1
	Liabilities	331	(7)	(7)	184	(4)	(4)
	Subtotal	522	(5)	(5)	277	(3)	(3)
Interest Rate Swap Contracts	Assets	291	19	19	351	32	32
	Liabilities	55	(1)	(1)	—	—	—
	Subtotal	346	18	18	351	32	32
Credit Default Swap Contracts—RSAT	Assets	3,290	3	26	3,460	6	32
	Liabilities	137	(5)	(1)	112	(6)	(2)
	Subtotal	3,427	(2)	25	3,572	—	30
Credit Default Swap Contracts (Purchased Default Protection)	Assets	98	2	2	83	2	2
	Liabilities	1,418	(30)	(30)	1,743	(44)	(44)
	Subtotal	1,516	(28)	(28)	1,826	(42)	(42)
Total	Assets	4,224	60	83	4,746	96	123
	Liabilities	4,344	(311)	(330)	4,524	(346)	(372)
	Total	$8,568	$(251)	$(247)	$9,270	$(250)	$(249)

For the twelve months ended December 31, 2013, there were no impairments of derivative positions. For the twelve months ended December 31, 2013, the average fair value of derivatives used for other than hedging purposes, which is the derivative component of RSATs, was $27.9 million in assets.

The table below illustrates the Fair Values of Derivative Instruments in the Statements of Admitted Assets, Liabilities and Capital and Contingency Reserves. Instruments utilizing hedge accounting treatment are shown as Qualifying Hedge Relationships. Hedging instruments that utilize fair value accounting are shown as Non-qualifying Hedge Relationships. Derivatives used in Replication strategies are shown as Derivatives used for other than Hedging Purposes (in millions):

	Fair Value of Derivative Instruments
	Asset Derivatives				Liability Derivatives
	December 31, 2013		December 31, 2012		December 31, 2013		December 31, 2012
Qualifying Hedge Relationships	Balance Sheet Location	Estimated FV	Balance Sheet Location	Estimated FV	Balance Sheet Location	Estimated FV	Balance Sheet Location	Estimated FV
Foreign Currency Swaps	Derivatives	$—	Derivatives	$1	Derivatives	$(98)	Derivatives	$(128)
Total Qualifying Hedge Relationships		—		1		(98)		(128)

Non-qualifying Hedge Relationships
Interest Rate Contracts	Derivatives	19	Derivatives	32	Derivatives	(1)	Derivatives	—
Foreign Currency Swaps	Derivatives	34	Derivatives	55	Derivatives	(193)	Derivatives	(194)
Foreign Currency Forwards	Derivatives	2	Derivatives	1	Derivatives	(7)	Derivatives	(4)
Purchased Credit Default Swaps	Derivatives	2	Derivatives	2	Derivatives	(30)	Derivatives	(44)
Total Non-qualifying Hedge Relationships		57		90		(231)		(242)

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continued

	Fair Value of Derivative Instruments
	Asset Derivatives				Liability Derivatives
	December 31, 2013		December 31, 2012		December 31, 2013		December 31, 2012
Qualifying Hedge Relationships	Balance Sheet Location	Estimated FV	Balance Sheet Location	Estimated FV	Balance Sheet Location	Estimated FV	Balance Sheet Location	Estimated FV

Derivatives used for other than Hedging Purposes
Written Credit Default Swaps	Derivatives	26	Derivatives	32	Derivatives	(1)	Derivatives	(2)
Total Derivatives used for other than Hedging Purposes		26		32		(1)		(2)
Total Derivatives		$83		$123		$(330)		$(372)

The table below illustrates the Effect of Derivative Instruments in the Statements of Operations. Instruments utilizing hedge accounting treatment are shown as Qualifying Hedge Relationships. Instruments that utilize fair value accounting are shown as Non-qualifying Hedge Relationships. Derivatives used in Replication strategies are shown as Derivatives used for other than Hedging Purposes (in millions):

	Effect of Derivative Instruments
	December 31, 2013		December 31, 2012
Qualifying Hedge Relationships	Income Statement Location	Realized Gain (Loss)	Income Statement Location	Realized Gain (Loss)
Foreign Currency Swaps	Net Realized Capital Gain (Loss)	$(3)	Net Realized Capital Gain (Loss)	$(36)
Amount of Gain or (Loss) Recognized in Income on Derivative (Ineffective Portion and Amount Excluded from Effectiveness Testing)	Net Realized Capital Gain (Loss)	—	Net Realized Capital Gain (Loss)	—
Total Qualifying Hedge Relationships		(3)		(36)

Non-qualifying Hedge Relationships
Interest Rate Contracts	Net Realized Capital Gain (Loss)	—	Net Realized Capital Gain (Loss)	—
Foreign Currency Swaps	Net Realized Capital Gain (Loss)	(25)	Net Realized Capital Gain (Loss)	(41)
Foreign Currency Forwards	Net Realized Capital Gain (Loss)	(11)	Net Realized Capital Gain (Loss)	7
Purchased Credit Default Swaps	Net Realized Capital Gain (Loss)	—	Net Realized Capital Gain (Loss)	(1)
Interest Rate Futures Contracts	Net Realized Capital Gain (Loss)	14	Net Realized Capital Gain (Loss)	—
Total Non-qualifying Hedge Relationships		(22)		(35)

Derivatives used for other than Hedging Purposes
Written Credit Default Swaps	Net Realized Capital Gain (Loss)	1	Net Realized Capital Gain (Loss)	10
Total Derivatives used for other than Hedging Purposes	Net Realized Capital Gain (Loss)	1	Net Realized Capital Gain (Loss)	10
Total Derivatives		$(24)		$(61)

Note 14 – separate accounts

The TIAA Separate Account VA-1 (“VA-1”) is a segregated investment account and was established on February 16, 1994 under the insurance laws of the State of New York for the purpose of issuing and funding after-tax variable annuity contracts for employees of non-profit institutions organized in the United States, including governmental institutions. VA-1 was registered with the Securities and Exchange Commission, (the “Commission”) effective November 1, 1994 as an open-end, diversified management investment company under the Investment Company Act of 1940. VA-1 consists of a single investment portfolio, the Stock Index Account (“SIA”). The SIA was established on October 3, 1994 and invests in a diversified portfolio of equity securities selected to track the overall market for common stocks publicly traded in the United States.

The TIAA Separate Account VA-3 (“VA-3”) is a segregated investment account and was organized on May 17, 2006 under the laws of the State of New York for the purposes of funding individual and group variable annuities for retirement plans of employees of colleges, universities, other educational and research organizations, and other governmental and non-profit institutions. VA-3 was registered with the Commission as an investment company under the Investment Company Act of 1940, effective September 29, 2006, and operates as a unit investment trust.

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-125

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The TIAA Real Estate Account (“REA”) is a segregated investment account and was organized on February 22, 1995 under the insurance laws of the State of New York for the purpose of providing an investment option to the Company’s pension customers to direct investments to an investment vehicle that invests primarily in real estate. REA was registered with the Commission under the Securities Act of 1933 effective October 2, 1995. REA’s target is to invest between 75% and 85% of its assets directly in real estate or in real estate-related investments, with the remainder of its assets invested in publicly-traded securities and other instruments that are easily converted to cash to maintain adequate liquidity.

TIAA Stable Value is an insulated, non-unitized separate account and was established on March 31, 2010 qualifying under New York Insurance Law 4240(a)(5)(ii). The Separate Accounts support a flexible premium deferred fixed annuity contract that is intended initially to be offered to employer sponsored retirement plans.

In accordance with the domiciliary state procedures for approving items within the separate accounts, the separate accounts classification of the following items are supported by a specific state statute:

Product Identification	Product Classification	State Statute Reference
TIAA Separate Account VA-1	Variable Annuity	Section 4240 of the New York Insurance Law
TIAA Separate Account VA-3	Variable Annuity	Section 4240 of the New York Insurance Law
TIAA Real Estate Account	Variable Annuity	Section 4240 of the New York Insurance Law
TIAA Stable Value	Deferred Fixed Annuity	Section 4240(a)(5)(ii) of the New York Insurance Law

The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

As of December 31, 2013 and 2012, the Company’s separate account statement included legally insulated assets of $22,348 million and $18,420 million, respectively. The assets legally insulated from the general account as of December 31, 2013 are attributed to the following products (in millions):

Product	Legally Insulated Assets	Separate Account Assets (Not Legally Insulated)
TIAA Separate Account VA-1	$964	$—
TIAA Separate Account VA-3	4,128	—
TIAA Real Estate Account	17,023	—
TIAA Stable Value	233	—
Total	$22,348	$—

In accordance with the products recorded within the separate account, some separate account liabilities are guaranteed by the general account. (In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.)

As of December 31, 2013 and 2012, the general account of the Company had a maximum guaranteed minimum death benefit for separate account liabilities of $0.4 million and $0.7 million, respectively. The amount paid for risk charges is not explicit, but rather embedded within the mortality and expense charge.

For the year ended December 31, 2013, the general account of the Company had paid (received) $0.4 million towards separate account guarantees. The total separate account guarantees paid (received) by the general account for the preceding five years ending at December 31, are as follows (in millions):

2012	$0.4
2011	$0.1
2010	$0.5
2009	$2.1
2008	$3.4

The general account provides the Real Estate Separate Account with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. If the Real Estate Separate Account cannot fund participant requests, the general account will fund them by purchasing accumulation units in the Real Estate Separate Account. Under this agreement, the Company guarantees that participants will be able to redeem their accumulation units at their accumulation unit value next determined after the transfer or withdrawal request is received in good order. To compensate the general account for the risk taken, the separate account paid liquidity charges as follows for the past five (5) years (in millions):

2013	$30.5
2012	$31.4
2011	$23.7
2010	$13.1
2009	$12.1

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continued

The table below shows amounts that the TIAA general account has paid towards the separate account liquidity guarantees and thus purchased units in the Real Estate Separate Account for the past five (5) years (in millions):

2013	$—
2012	$—
2011	$—
2010	$—
2009	$1,058.7

During 2013, there was $325 million of accumulation units redeemed by the Real Estate Separate Account. As of December 31, 2013, there were no outstanding accumulation units.

The Company engages in securities lending transactions through its VA-1 Separate Account.

As of December 31, 2013 and 2012, the VA-1 Separate Account had loaned securities of $25.3 million and $15.9 million and collateral of $25.8 million and $16.1 million, respectively.

The Company’s VA-1 Separate Account may lend securities to qualified institutional borrowers to earn additional income. The VA-1 Separate Account receives collateral (in the form of cash, Treasury securities, or other collateral permitted by applicable law) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of loaned securities during the period of the loan. Cash collateral received by the VA-1 Separate Account will generally be invested in high quality short-term instruments, or in one or more funds maintained by the securities lending agent for the purpose of investing cash collateral. The VA-1 Separate Account bears the market risk with respect to the collateral investment, securities loaned, and the risk that the counterparty may default on its obligations.

Additional information regarding separate accounts of the Company is as follows for the years ended December 31, (in millions):

	2013
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations	$121	$—	$3,415	$3,536
Reserves
For accounts with assets at:
Fair value	$—	$—	$21,975	$21,975
Amortized cost	228	—	—	228
Total reserves	$228	$—	$21,975	$22,203

By withdrawal characteristics:
Subject to discretionary withdrawal	$228	$—	$—	$228
At fair value	—	—	21,975	21,975
Not subject to discretionary withdrawal	—	—	—	—
Total reserves	$228	$—	$21,975	$22,203

	2012
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations	$92	$—	$2,545	$2,637
Reserves
For accounts with assets at:
Fair value	$—	$—	$17,777	$17,777
Amortized cost	113	—	—	113
Total reserves	$113	$—	$17,777	$17,890

By withdrawal characteristics:
Subject to discretionary withdrawal	$7	$—	$—	$7
At fair value	—	—	17,777	17,777
Not subject to discretionary withdrawal	106	—	—	106
Total reserves	$113	$—	$17,777	$17,890

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-127

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

	2011
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations	$38	$—	$2,655	$2,693
Reserves
For accounts with assets at:
Fair value	$—	$—	$14,615	$14,615
Amortized cost	67	—	—	67
Total reserves	$67	$—	$14,615	$14,682

By withdrawal characteristics:
Subject to discretionary withdrawal	$4	$—	$—	$4
At fair value	—	—	14,615	14,615
Not subject to discretionary withdrawal	63	—	—	63
Total reserves	$67	$—	$14,615	$14,682

The following is a reconciliation of transfers to (from) the Company to the Separate Accounts for the years ended December 31, (in millions):

	2013	2012	2011
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$3,852	$2,935	$3,121
Transfers from Separate Accounts	(1,973)	(1,417)	(1,463)
Net transfers (from) or to Separate Accounts	1,879	1,518	1,658

Reconciling Adjustments:
Fund transfer exchange gain (loss)	—	—	3
Transfers as reported in the Summary of Operations of the Life, Accident & Health Annual Statement	$1,879	$1,518	$1,661

Note 15 – management agreements

Under Cash Disbursement and Reimbursement Agreements, the Company serves as the common pay-agent for its operating and investment subsidiaries and affiliates. The Company has allocated expenses of $1,719 million, $1,464 million and $1,252 million to its various subsidiaries and affiliates for the years ended December 31, 2013, 2012 and 2011, respectively. In addition, under management agreements, the Company provides investment advisory and administrative services for TIAA-CREF Life and administrative services to the TIAA-CREF Trust Company FSB and VA-1.

The expense allocation process determines the portion of the total investment and operating expenses that is attributable to each legal entity and to each line of business within an entity. Every month the Company allocates incurred expenses to each line of business supported by the Company and its affiliated companies. As part of this allocation process, every department with personnel and every vendor related expense is allocated to lines of business based on defined allocation methodologies. These methodologies represent either shared or direct costs depending on the nature of the service provided. At the completion of the allocation process all expenses are assigned to a line of business and legal entity.

Activities necessary for the operation of the College Retirement Equities Fund (“CREF”), a companion organization, are provided at-cost by two subsidiaries of the Company. Such services are provided in accordance with an Investment Management Services Agreement, dated as of January 2, 2008, between CREF and TIAA-CREF Investment Management, LLC (“Investment Management”), and in accordance with a Principal Underwriting and Distribution Services Agreement for CREF, dated as of January 1, 2009, between CREF and TIAA-CREF Individual and Institutional Services, LLC (“Services”). The Company also performs administrative services for CREF, on an at-cost basis. The management fees collected under these agreements and the equivalent allocated expenses, which amounted to approximately $967 million, $878 million and $870 million for the years ended December 31, 2013, 2012 and 2011, respectively, are not included in the statement of operations and had no effect on the Company’s operations.

Advisors provides investment advisory services for VA-1, certain proprietary funds and other separately managed portfolios in accordance with investment management agreements. Teachers Personal Investors Services, Inc. (“TPIS”) and Services distribute variable annuity contracts for VA-1, REA and VA-3 as well as registered securities for certain proprietary funds and non-proprietary mutual funds.

All services necessary for the operation of REA are provided at-cost by the Company and Services. The Company provides investment management and administrative services for REA. Distribution services are provided in accordance with a Distribution Services Agreement between REA and Services. The Distribution and Administrative Services Agreement between REA and

B-128	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

Services limits the work performed by Services to distribution activities with the Company assuming responsibility for all administrative activities. The Company and Services receive management fee payments from REA on a daily basis according to formulae established each year and adjusted periodically, with the objective of keeping the management fees as close as possible to actual expenses attributable to operating REA. Any differences between actual expenses and daily charges are adjusted quarterly.

The following amounts receivable from or payable to subsidiaries and affiliates are included in the lines Other assets and Other liabilities on the Balance Sheet, as of December 31 (in millions):

	Receivable		Payable
Subsidiary/Affiliate	2013	2012	2013	2012
CREF	$—	$11	$16	$—
Investment Management	—	1	3	—
TIAA-CREF Life	13	10	—	0.3
TPIS	4	5	—	—
Covariance	4	7	—	—
TIAA-CREF Alternative Advisors	4	—	—	—
Total	$25	$34	$19	$0.3

Note 16 – federal income taxes

By charter, the Company is a stock life insurance company that operates on a non-profit basis and through December 31, 1997 was exempt from federal income taxation under the Internal Revenue Code. Any non-pension income, however, was subject to federal income taxation as unrelated business income. Effective January 1, 1998, as a result of federal legislation, the Company is no longer exempt from federal income taxation and is taxed as a stock life insurance company.

The Company has recorded current and deferred taxes in accordance with SSAP No. 101, Income Taxes – A Replacement of SSAP No. 10R and SSAP No. 10. The Company has exceeded the highest RBC threshold level which allows the Company to apply the smallest limitations to admit deferred tax assets under SSAP 101. The application of SSAP No. 101 requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Based on the weight of available evidence the Company has recorded a valuation allowance of $9.8 million on foreign tax credit carryforwards as of December 31, 2013.

Components of the net deferred tax asset/(liability) are as follows (in millions):

	12/31/2013			12/31/2012			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total
a) Gross Deferred Tax Assets	$11,491	$1,279	$12,770	$12,057	$1,472	$13,529	$(566)	$(193)	$(759)
b) Statutory Valuation Allowance Adjustments	10	—	10	8	—	8	2	—	2
c) Adjusted Gross Deferred Tax Assets (a–b)	11,481	1,279	12,760	12,049	1,472	13,521	(568)	(193)	(761)
d) Deferred Tax Assets Non-admitted	8,027	—	8,027	8,560	404	8,964	(533)	(404)	(937)
e) Subtotal Net Admitted Deferred Tax Asset (c-d)	3,454	1,279	4,733	3,489	1,068	4,557	(35)	211	176
f) Deferred Tax Liabilities	274	1,370	1,644	320	1,002	1,322	(46)	368	322
g) Net Admitted Deferred Tax Assets/(Net Deferred Tax Liability) (e–f)	$3,180	$(91)	$3,089	$3,169	$66	$3,235	$11	$(157)	$(146)

	12/31/2013			12/31/2012			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total
Admission Calculation Components Under SSAP No. 101 (in millions)
a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
b) Adjusted Gross DTA Expected To Be Realized (Excluding The Amount of DTA From (a) above After Application of the Threshold Limitation. (The Lesser of (b)1 and (b)2 below)	$3,008	$81	$3,089	$3,169	$66	$3,235	$(161)	$15	$(146)

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-129

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

	12/31/2013			12/31/2012			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total
1. Adjusted Gross DTA Expected to be Realized Following the Balance Sheet Date	$3,008	$81	$3,089	$3,169	$66	$3,235	$(161)	$15	$(146)
2. Adjusted Gross DTA Allowed per Limitation Threshold	xxx	xxx	$4,149	xxx	xxx	$3,897	xxx	xxx	$252
c) Adjusted Gross DTA (Excluding The Amount of DTA From (a) and (b) above) Offset by Gross DTL	$446	$1,198	$1,644	$320	$1,002	$1,322	$126	$196	$322
d) DTA Admitted as the result of application of SSAP No. 101. Total ((a)+(b)+(c))	$3,454	$1,279	$4,733	$3,489	$1,068	$4,557	$(35)	$211	$176

								2013	2012
								(dollars in millions)
Ratio Percentage Used to Determine Recovery Period and Threshold Limitation Amount								1109%	1064%
Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation In (b)2 Above								36,397	33,671

	12/31/2013		12/31/2012		Change
	(1) Ordinary	(2) Capital	(3) Ordinary	(4) Capital	(5) (Col 1–3) Ordinary	(6) (Col 2–4) Capital
Impact of Tax Planning Strategies (dollars in millions):
Determination Of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets, By Tax Character as a Percentage.
Adjusted Gross DTAs Amount From Note 9A1(c)	$11,481	$1,279	$12,049	$1,472	$(568)	$(193)
Percentage Of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	1.0%	—	2.5%	—	(1.5)%	—
Net Admitted Adjusted Gross DTAs Amount From Note 9A1(e)	$3,454	$1,279	$3,489	$1,068	$(35)	$211
Percentage Of Net Admitted Adjusted Gross DTAs By Tax Character Admitted Because Of The Impact Of Tax Planning Strategies	3.4%	—	8.6%	—	(5.2)%	—

TIAA does not have tax-planning strategies that include the use of reinsurance.

TIAA has no temporary differences for which deferred tax liabilities are not recognized.

Income taxes incurred consist of the following major components (in millions):

	12/31/2013	12/31/2012	Change
Current Income Tax:
Federal income tax expense (benefit)	$(307)	$(763)	$456
Foreign Taxes	5	—	5
Subtotal	$(302)	$(763)	$461
Federal income taxes expense (benefit) on net capital gains	701	(24)	725
Generation/(Utilization) of loss carry-forwards	(427)	776	(1,203)

Federal and foreign income taxes incurred	$(28)	$(11)	$(17)

Deferred Tax Assets:
Ordinary:
Policyholder reserves	$327	$348	$(21)
Investments	839	723	116
Deferred acquisition costs	27	28	(1)
Policyholder dividends accrual	678	649	29
Fixed assets	183	154	29
Compensation and benefits accrual	243	286	(43)
Receivables – non-admitted	117	36	81
Net operating loss carry-forward	1,682	2,136	(454)
Tax credit carry-forward	48	43	5

B-130	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

	12/31/2013	12/31/2012	Change
Other (including items < 5% of total ordinary tax assets	$689	$512	$177
Intangible Assets – Business in Force and Software	6,658	7,142	(484)
Subtotal	$11,491	$12,057	$(566)
Statutory valuation allowance adjustment	10	8	2
Non-admitted	8,027	8,560	(533)
Admitted ordinary deferred tax assets	$3,454	$3,489	$(35)

Capital:
Investments	$1,198	$1,421	$(223)
Real estate	81	38	43
Other (including items < 5% of total capital tax assets	—	13	(13)
Subtotal	$1,279	$1,472	$(193)
Statutory valuation allowance adjustment	—	—	—
Non-admitted	—	404	(404)
Admitted capital deferred tax assets	1,279	1,068	211
Admitted deferred tax assets	$4,733	$4,557	$176

	12/31/2013	12/31/2012	Change
Deferred Tax Liabilities:
Ordinary:
Investments	$267	$317	$(50)
Other (including items < 5% of total ordinary tax liabilities)	7	3	4
Subtotal	$274	$320	$(46)
Capital:
Investments	1,370	1,002	368
Subtotal	$1,370	$1,002	$368
Deferred tax liabilities	$1,644	$1,322	$322

Net Admitted Deferred Tax:
Assets/Liabilities	$3,089	$3,235	$(146)

The change in the net deferred income taxes is comprised of the following (this analysis is exclusive of non-admitted assets as the Change in Non-admitted Assets is reported separately from the Change in Net Deferred Income Taxes in the surplus section of the Annual Statement) (in millions):

	12/31/2013	12/31/2012	Change
Total deferred tax assets	$12,770	$13,529	$(759)
Total deferred tax liabilities	(1,644)	(1,322)	(322)
Net deferred tax assets / liabilities	$11,126	$12,207	$(1,081)
Statutory valuation allowance (“SVA”) adjustment	(10)	(8)	(2)
Net deferred tax assets / liabilities after SVA	$11,116	$12,199	$(1,083)
Tax effect of unrealized gains/(losses)			378
Change in net deferred income tax (charge)/benefit from sources other than unrealized capital gains (losses)			$(705)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference at December 31, 2013 are as follows (dollars in millions):

Description	Amount	Tax Effect	Effective Tax Rate
Provision computed at statutory rate	$2,464	$862	35.00%
Dividends received deduction	37	13	0.52
Amortization of interest maintenance reserve	(145)	(51)	(2.07)
Meal disallowance, spousal travel, non-deductible lobbying, fines & penalties	4	1	0.06
Prior year true-ups	(410)	(144)	(5.82)
Non-admitted assets	(83)	(29)	(1.17)
Other	70	25	0.92
Total	$1,937	$677	27.44%

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-131

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Description	Amount	Tax Effect	Effective Tax Rate
Federal and foreign income tax incurred expense (benefit)		$(28)	(1.14)%
Change in net deferred income tax charge (benefit)		1,083	43.93
Tax effect of unrealized capital gain		(378)	(15.35)
Total statutory income taxes		$677	27.44%

At December 31, 2013, the Company had net operating loss carry forwards expiring through the year 2027 (in millions):

Year Incurred	Operating Loss	Year of Expiration
2001	$155	2016
2002	780	2017
2003	467	2018
2004	356	2019
2008	1,035	2023
2012	2,012	2027
Total	$4,805

At December 31, 2013, the Company had no capital loss carry forwards.

At December 31, 2013, the Company had foreign tax credit carry forwards as follows (in millions):

Year Incurred	Foreign Tax Credit	Year of Expiration
2005	$6	2015
2006	3	2016
2007	2	2017
2008	2	2018
2009	2	2019
2010	2	2020
2011	5	2021
2012	3	2022
Total	$25

At December 31, 2013, the Company had General Business Credit carry forwards as follows (in millions):

Year Incurred	General Business Credit	Year of Expiration
2004	$1	2024
2005	2	2025
2006	5	2026
2007	7	2027
2008	5	2028
2009	2	2029
2011	1	2031
Total	$23

The Company did not incur federal income taxes expense for 2013 or preceding years that would be available for recoupment in the event of future net losses.

The Company does not have any protective tax deposits on deposit with the internal Revenue Service under IRC Section 6603.

Beginning in 1998, the Company has filed a consolidated federal income tax return with its includable affiliates (the “consolidating companies”). The consolidating companies participate in a tax-sharing agreement. Under the agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return. Amounts receivable from / (payable to) the Company’s subsidiaries for federal income taxes were $6 million and $(3) million at December 31, 2013 and 2012, respectively.

1) TIAA-CREF Life Insurance Company

2) TIAA-CREF Asset Management LLC*

3) Dan Properties, Inc.

4) JV Georgia One, Inc.

B-132	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

5) JWL Properties, Inc.

6) ND Properties, Inc.

7) TCT Holdings, Inc.

8) Teachers Advisors, Inc.

9) Teachers Personal Investors Service, Inc.

10) T-Investment Properties Corp.

11) TIAA-CREF Tuition Financing, Inc.

12) TIAA-CREF Trust Company, FSB

13) 730 Texas Forest Holdings, Inc.

14) TIAA Global Markets, Inc.

15) T-C Sports Co., Inc.

16) TIAA Board of Overseers

17) TIAA Park Evanston, Inc.

18) Oleum Holding Company, Inc.

19) Covariance Capital Management, Inc.

20) Westchester Group Investment Management, Inc.

21) Westchester Group Investment Management Holding Company, Inc.

22) Westchester Group Asset Management, Inc.

23) Westchester Group Farm Management, Inc.

24) Westchester Group Real Estate, Inc.

25) GreenWood Resources, Inc.

*	TIAA-CREF Asset Management, Inc. converted from a corporation to an LLC effective December 31, 2013.

The Company has no federal or foreign income tax loss contingencies as determined in accordance with SSAP No. 5R—Liabilities, Contingencies and Impairments of Assets, with the modifications provided in SSAP No. 101 and there is no reasonable possibility that the total liability will significantly increase within 12 months of the reporting date.

The IRS examination for tax years 2007, 2008, and 2009 federal income tax returns is currently in process.

Note 17 – pension plan and post-retirement benefits

The Company maintains a qualified, non-contributory defined contribution pension plan covering substantially all employees. All employee pension plan liabilities are fully funded through retirement annuity contracts. Contributions are made to each participant’s contract based on a percentage of salary, with the applicable percentage varying by attained age. All contributions are fully vested after three years of service. Forfeitures arising from terminations prior to vesting are used to reduce future employer contributions. The accompanying statements of operations include contributions to the pension plan of approximately $38 million, $36 million and $33 million for the years ended December 31, 2013, 2012 and 2011, respectively. This includes supplemental contributions made to company-owned annuity contracts under a non-qualified deferred compensation plan.

In addition to the pension plan, the Company provides certain other post-retirement life and health insurance benefits to eligible retired employees who meet prescribed age and service requirements. The status of this plan for retirees and eligible active employees is summarized below (in millions):

	Post-retirement Benefits
	2013	2012	2011
Change in benefit obligation:
Benefit obligation at beginning of year	$167	$155	$130
Service cost	1	10	7
Interest cost	7	6	7
Actuarial gain (loss)	(34)	4	17
Benefits paid	(7)	(8)	(6)
Plan amendments	22	—	—
Benefit obligation at end of year	$156	$167	$155

Change in plan assets
Employer contribution	$7	$8	$6
Benefits paid	(7)	(8)	(6)
Fair value of plan assets at end of year	$—	$—	$—

Funded status:
Unamortized prior service cost	$—	$(1)	$(1)

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-133

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

	Post-retirement Benefits
	2013	2012	2011
Unrecognized net loss	$—	$41	$37
Accrued liabilities	145	127	119
Liabilities for postretirement benefits	11	—	—
Unfunded accumulated benefit obligation—vested employees	$156	$167	$155

Accumulated benefit obligation—non-vested employees	$—	$23	$32

The Company allocates benefit expenses to certain subsidiaries based upon salaries. The cost of postretirement benefits reflected in the accompanying statements of operations was approximately $12 million, $8 million and $7 million for 2013, 2012 and 2011, respectively.

The net periodic postretirement benefit cost for the years ended December 31, includes the following components (in millions):

	Post-retirement Benefits
	2013	2012	2011
Components of net periodic benefit cost:
Service cost	$1	$10	$7
Interest cost	7	6	7
Amount of recognized gains and losses	3	1	—
Amount of prior service cost recognized	14	—	—
Total net periodic benefit cost	$25	$17	$14

The assumptions used at December 31 by the Company to calculate the benefit obligations as of that date and to determine the benefit cost in the year are as follows:

	2013	2012	2011
Weighted-average assumptions used to determine net periodic benefit cost as of December 31,
Weighted-average discount rate	4.00%	4.50%	5.25%
Rate of compensation increase	N/A	N/A	N/A
Weighted-average assumptions used to determine projected benefit obligations as of December 31,
Weighted-average discount rate	4.75%	4.00%	4.50%
Rate of compensation increase	N/A	N/A	N/A

For measurement purposes, an 8.50% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2014. The rate was assumed to decrease gradually to 6.57% for 2045 and remain at that level thereafter.

A measurement date of December 31, 2013 was used to determine the above.

The Company has multiple non-pension postretirement benefit plans. The health care plans are contributory, with participants’ contributions adjusted annually; the life insurance plans are noncontributory. Postretirement life insurance is offered only to those who retired prior to 2011. Company subsidies for the postretirement health care plans are offered to any who qualify for eligibility prior to 2015, after which newly qualifying retirees will pay the full cost of the health care plans. The accounting for health care plans anticipates future cost-sharing changes to the written plan consistent with the Company’s express intent to reflect general health care trend rates in the employee premiums. For postretirement medical, this is consistent with pre-65 trend rate assumptions of 8.50% for 2014 gradually scaling down to 6.57% in 2045. For post-65 medical care, this is consistent with a trend rate assumption of 8.00% in 2014 scaling down to 6.33% in 2045.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans.

A one-percentage-point change in assumed health care cost trend rates would have the following effects (in millions):

	Post-retirement Benefits
	2013	2012	2011
Effect of a 1% increase in benefit costs:
Change in post-retirement benefit obligation	$19	$23	$19
Change in service cost and interest cost	$1	$3	$2
Effect of a 1% decrease in benefit costs:
Change in post-retirement benefit obligation	$(16)	$(19)	$(16)
Change in service cost and interest cost	$(1)	$(2)	$(2)

B-134	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

The Company also maintains a non-qualified deferred compensation plan for non-employee trustees and members of the TIAA Board of Overseers. The plan provides an award equal to 50% of the annual stipend that is invested annually in company-owned annuity contracts. Payout of accumulations is normally made in a lump sum following the trustees’ or member’s separation from the Board.

The Company previously provided an unfunded Supplemental Executive Retirement Plan (“SERP”) to certain select executives and any TIAA associate deemed eligible by the Board of Trustees. The Plan was curtailed on July 31, 2007.

The SERP provided an annual retirement benefit payable at normal retirement calculated as 3.0% of the participant’s 5-year average total compensation based on an average of the highest five of the last ten years multiplied by the number of years of service not in excess of 15 years.

The accumulated benefit obligation totaled $41 million and $48 million as of December 31, 2013 and 2012, respectively. The Company had accrued pension cost of $39 million and $41 million and had an additional minimum liability accrued of $0 and $6 million as of December 31, 2013 and 2012, respectively. The Company did not have any projected benefit obligation for non-vested employees for 2013 or 2012.

The plan obligations were determined based upon a discount rate of 3.92%.

The obligations of TIAA under the SERP are unfunded, unsecured promises to make future payments. As such, the plan has no assets. Contributions for a given period are equal to the benefit payments for that period. The expected rate of return on plan assets is not applicable.

Future benefits expected to be paid by the SERP are as follows (in millions):

2014	$4
2015	$4
2016	$4
2017	$4
2018	$3
Thereafter	$15

The Company does not have any regulatory contribution requirements for 2013.

Impact of Medicare Modernization Act on Postretirement Benefits

The Company expects to receive a 28% federal subsidy for plan prescription benefits arising from the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the “Act”) signed into law in December of 2003. The Act includes the following two new features to Medicare Part D that could affect the measurement of the accumulated postretirement benefit obligation (“APBO”) and net periodic postretirement cost for the plan.

•	A federal subsidy (based on 28% of an individual beneficiary’s annual prescription drug costs between $250 and $5,000), which is not taxable, to sponsors of retiree health care benefit plans that provide a prescription drug benefit that is at least actuarially equivalent to Medicare Part D, and

•	The opportunity for a retiree to obtain a prescription drug benefit under Medicare.

For the year ended December 31, 2013, the effect of the Act was a $5 million reduction in the Company’s net postretirement benefit cost for the subsidy related to benefits attributed to former employees. The Act also effected the net postretirement benefit cost by decreasing the 2013 service cost by $0.6 million and decreased the 2013 interest cost by $1 million.

Estimated Future Benefit Payments

The following benefit payments are expected to be paid and received relating to the Act (in millions):

Gross Cash Flows (Before Medicare Part D Subsidy Receipts)
2014	$7
2015	$7
2016	$8
2017	$8
2018	$9
Thereafter	$49
Medicare Part D Subsidy Receipts
2014	$1
2015	$1
2016	$1
2017	$1
2018	$1
Thereafter	$5

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-135

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Note 18 – policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves are based on assumptions for interest, mortality and other risks insured.

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioner’s Annuity Reserve Valuation Method (“CARVM”) in accordance with New York State Regulation 151, Actuarial Guideline 43 for variable annuity products and Actuarial Guideline 33 for all other products.

The Company performed Asset Adequacy Analysis in order to test the adequacy of its reserves in light of the assets supporting such reserves, and determined that its reserves were sufficient to meet its obligations.

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost have all been determined by formulae as prescribed by the NAIC except for deferred annuities, for which tabular interest has been determined from the basic data.

In aggregate, the reserves established for all annuity and supplementary contracts utilize assumptions for interest at a weighted average rate of approximately 3.0%. Approximately 93% of annuity and supplementary contract reserves are based on the 1983 Table set back at least 9 years or the Annuity 2000 table set back at least 4 years.

Withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds for the years ended December 31, are as follows (in millions):

	2013
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
At fair value	$—	$—	$21,975	$21,975	10.6%
Total with adjustment or at fair value	$—	$—	$21,975	$21,975	10.6%
At book value without adjustment (minimal or no charge or adjustment)	46,189	228	—	46,417	22.4%
Not subject to discretionary withdrawal	138,650	—	—	138,650	67.0%
Total (gross)	$184,839	$228	$21,975	$207,042	100.0%

Reinsurance ceded	—	—	—	—
Total (net)	$184,839	$228	$21,975	$207,042

	2012
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
At fair value	$—	$—	$17,777	$17,777	9.0%
Total with adjustment or at fair value	$—	$—	$17,777	$17,777	9.0%
At book value without adjustment (minimal or no charge or adjustment)	43,152	7	—	43,159	21.9%
Not subject to discretionary withdrawal	135,846	106	—	135,952	69.1%
Total (gross)	$178,998	$113	$17,777	$196,888	100.0%

Reinsurance ceded	—	—	—	—
Total (net)	$178,998	$113	$17,777	$196,888

Annuity reserves and deposit-type contract funds for the years ended December 31 are as follows (in millions):

	2013	2012
General Account Annual Statement:
Total annuities (excluding supplementary contracts with life contingencies)	$180,517	$175,041
Supplementary contracts with life contingencies	3,469	3,192
Deposit-type contract funds	853	765
Subtotal	184,839	178,998

B-136	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

	2013	2012

Separate Accounts Annual Statement:
Annuities	$22,029	$17,750
Supplementary contracts with life contingencies	167	135
Deposit-type contract funds	7	5
Subtotal	22,203	17,890
Total	$207,042	$196,888

For Ordinary and Collective Life Insurance, reserves for all policies are calculated in accordance with New York State Insurance Regulation 147. Reserves for regular life insurance policies are computed by the Net Level Premium method for issues prior to January 1, 1990, and by the Commissioner’s Reserve Valuation Method for issues on and after such date. Annual renewable and five-year renewable term policies issued on or after January 1, 1994 use segmented reserves, where each segment is equal to the term period. The Cost of Living riders issued on and after January 1, 1994 also use segmented reserves, where each segment is equal to one year in length.

Reserves for the vast majority of permanent and term insurance policies use Commissioners’ Standard Ordinary Mortality Tables with rates ranging from 2.25% to 6.00%. Term conversion reserves are based on TIAA term conversion mortality experience and 4.00% interest.

Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and set equal to a percentage of paid claims. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Surrender values of $0.2 million in excess of the legally computed reserves were held as an additional reserve liability at December 31, 2013, and $0.2 million at December 31, 2012. As of December 31, 2013 and 2012, the Company had $530.2 million and $568.6 million, respectively, of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the Department. Reserves to cover these insurance amounts totaled $2.4 million and $2.8 million at December 31, 2013 and 2012, respectively.

Note 19 – reinsurance

In 2005 the Company entered into reinsurance agreements with RGA Reinsurance Company. Two of the agreements were recaptured during 2007 and the remaining agreement was recaptured as of January 1, 2011.

At December 31, the financial impact related to these assumed coinsurance agreements were (in millions):

2011
(Decrease) Increase in policy and contract reserves	$(17)
Aggregated assumed premiums	$(204)
Modified coinsurance reserves	$—

The major lines in the accompanying financial statements that were reduced by ceded reinsurance agreements at December 31 are as follows (in millions):

	2013	2012	2011
Insurance and annuity premiums	$15	$14	$14
Policy and contract benefits	$51	$55	$59
Increase in policy and contract reserves	$25	$20	$36
Reserves for life and health insurance	$429	$454	$474

Note 20 – repurchase program

Repurchase Program

During 2011, the Company commenced a repurchase program to sell and repurchase securities for the purposes of providing additional liquidity. The Company’s policy requires a minimum of 95% of the fair value of securities transferred under repurchase agreements to be maintained as collateral.

As of December 31, 2013, the Company had repurchase agreements where the securities pledged and scheduled for repurchase had a carrying value and fair value of $471 million and $490 million, respectively. The securities pledged as collateral have a maturity of 17 years and an interest rate of 5.375%. The pledged securities are included in Bonds and the offsetting collateral liability is included in Other Liabilities in the accompanying Statutory—Basis Statements of Admitted Assets, Liabilities and Capital and Contingency Reserves.

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-137

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The Company received cash collateral of $500 million, which is in excess of the $490 million fair value of the securities lent. The cash collateral was not reinvested in other securities as of December 31, 2013.

The Company’s source of cash that it uses to return the cash collateral is dependent upon the liquidity of the current market conditions. The repurchase agreements outstanding at December 31, 2013 matured and were fully settled during January 2014.

As of December 31, 2012, the Company had repurchase agreements where the securities pledged and scheduled for repurchase had a carrying value and fair value of $440 million and $494 million, respectively. The securities pledged as collateral had a maturity of 8 years and an interest rate of 3.13%. The pledged securities were included in Bonds and the offsetting collateral liability is included in Other Liabilities in the accompanying Statutory—Basis Statements of Admitted Assets, Liabilities and Capital and Contingency Reserves.

The Company received cash collateral of $500 million, which is in excess of the $494 million fair value of the securities lent. The cash collateral was not reinvested in other securities as of December 31, 2012.

Note 21 – capital and contingency reserves and shareholders’ dividends restrictions

The portion of contingency reserves represented or reduced by each item below for the years ended December 31 are as follows (in millions):

	2013	2012
Net unrealized capital gains	$1,193	$490
Change in asset valuation reserve	$(1,209)	$(599)
Change in net deferred federal income tax	$(1,083)	$(1,119)
Change in non-admitted assets	$846	$1,305
Change in surplus of separate account	$(18)	$64
Prior year surplus	$—	$(5)
Change in post-retirement benefit liability	$(11)	$—

Capital: The Company has 2,500 shares of Class A common stock authorized, issued and outstanding. All of the outstanding common stock of the Company is held by the TIAA Board of Overseers, a not-for-profit corporation created for the purpose of holding the common stock of the Company. By charter, the Company operates without profit to its sole shareholder.

Surplus Notes: On December 16, 2009, the Company issued Surplus Notes (“Notes”) in an aggregate principal amount of $2 billion. The Notes bear interest at an annual rate of 6.850%, and have a maturity date of December 16, 2039. Proceeds from the issuance of the Notes were $1,997 million, net of issuance discount. The Notes were issued in a transaction pursuant to Rule 144A under the Securities Act of 1933, as amended, and the Notes are evidenced by one or more global notes deposited with a custodian for, and registered in the name of a nominee of, The Depository Trust Company. Interest on these Notes is scheduled to be paid semiannually on June 16 and December 16 of each year through the maturity date. During 2013, interest of $137 million was paid and since issuance $548 million has been paid.

No subsidiary or affiliate of the Company is an obligor or guarantor of the Notes, which are solely obligations of the Company.

The Notes are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of the Company. Under New York Insurance Law, the Notes are not part of the legal liabilities of the Company. The Notes are not scheduled to repay any principal prior to maturity. Each payment of interest and principal may be made only with the prior approval of the Superintendent and only out of the Company’s surplus funds, which the Superintendent of the Department determines to be available for such payments under New York Insurance Law. In addition, provided that approval is granted by the Superintendent of the Department, the Notes may be redeemed at the option of the Company at any time at the “make-whole” redemption price equal to the greater of the principal amount of the Notes to be redeemed, or the sum of the present values of the remaining scheduled interest and principal payments, excluding accrued interest as of the redemption date, discounted to the redemption date on a semi-annual basis at the adjusted Treasury rate plus 40 basis points, plus in each case, accrued and unpaid interest payments on the Notes to be redeemed to the redemption date.

No affiliates of the Company hold any portion of the Notes.

Dividend Restrictions: Under the New York Insurance Law, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend as long as the aggregated amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). TIAA has not paid dividends to its shareholder and has no plans to do so in the current year.

B-138	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

Note 22 – contingencies and guarantees

Subsidiary and Affiliate Guarantees:

At December 31, 2013, the Company was obligor under the following guarantees, indemnities and support obligations:

Nature and circumstances of guarantee and key attributes, including date and duration of agreement.	Liability recognition of guarantee. (Include amount recognized at inception. If no initial recognition, document exception allowed under SSAP No. 5R.)	Ultimate financial statement impact if action under the guarantee is required.	Maximum potential amount of future payments (undiscounted) the guarantor could be required to make under the guarantee. If unable to develop an estimate, this should be specifically noted.	Current status of payment or performance risk of guarantee. Also provide additional discussion as warranted.
Commitment to maintain TIAA-CREF Trust Company as a “Well Capitalized” institution for Prompt Corrective Action purposes.	Guarantee made to/or on behalf of a wholly-owned subsidiary and as such are excluded from recognition.	Investment in Subsidiary, Controlled, or Affiliated	Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.	Currently the capital of TIAA-CREF Trust Company is adequate.
Financial support agreement with TIAA-CREF Life Insurance Company to have (i) capital and surplus of $250.0 million; (ii) the amount of capital and surplus necessary to maintain TIAA-CREF Life’s capital and surplus at a level not less than 150% of the NAIC RBC model; or (iii) such other amounts as necessary to maintain TIAA-CREF Life’s financial strength rating the same or better than the Company’s rating at all times.	Guarantee made to/or on behalf of a wholly-owned subsidiary and as such are excluded from recognition.	Investment in Subsidiary, Controlled, or Affiliated	Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.	At December 31, 2013, the
capital and surplus of TIAA-
CREF Life Insurance
Company was in excess of
the minimum capital and
surplus amount referenced,
and its total adjusted
capital was in excess of the
referenced RBC-based
amount calculated at
December 31, 2013.

The Company has agreed that it will cause TIAA-CREF Life to be sufficiently funded at all times in order to meet all its contractual obligations on a timely basis including, but not limited to, obligations to pay policy benefits and to provide policyholder services. This agreement is not an evidence of indebtedness or an obligation or liability of the Company and does not provide any creditor of TIAA-CREF Life with recourse to or against any of the assets of the Company.

The Company provides a $100.0 million unsecured 364-day revolving line of credit arrangement with TIAA-CREF Life. This line has an expiration date of July 14, 2014. As of December 31, 2013, $30.0 million of this facility was maintained on a committed basis for which TIAA-CREF Life paid a commitment fee of 9.0 basis points on the unused committed amount. During the period ending December 31, 2013, 85 draw-downs totaling $228.5 million were made under this line of credit arrangement of which none were outstanding as of December 31, 2013.

The Company also provides a $1.0 billion uncommitted line of credit to certain accounts of College Retirement Equities Fund (“CREF”) and certain TIAA-CREF Funds (“Funds”). Loans under this revolving credit facility are for a maximum of 60 days and are made solely at the discretion of the Company to fund shareholder redemption requests or other temporary or emergency needs of CREF and the Funds. It is the intent of the Company, CREF and the Funds to use this facility as a supplemental liquidity facility, which would only be used after CREF and the Funds have exhausted the availability of the current $1.5 billion committed credit facility maintained with a group of banks.

TIAA Global Markets, Inc. Dissolution: Through December 16, 2013, the Company conducted investing through TIAA Global Markets, Inc. (“TGM”), a direct wholly-owned subsidiary of the Company established in 2002 for the purpose of issuing debt investments guaranteed by the Company and investing the proceeds in permissible investments in compliance with the investment guidelines approved by the TGM Board of Directors and by the Company. Other than its investment portfolio, TGM had no significant assets. TGM was dissolved on December 16, 2013, and TGM’s investment portfolio was transferred to the Company. TGM was in a deficit position at the time of dissolution due to unfavorable declines in the market value of its investment portfolio. The carrying value of the Company’s investment in TGM at the time of dissolution and at December 31, 2012, was negative $0.1 billion. Upon dissolution of TGM, the Company recognized a capital loss of $0.1 billion due to the un-winding of the TGM equity common stock and the extinguishment of the line of credit to TGM, which was in excess of the TGM investment portfolio balance transferred to the Company.

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-139

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Separate Account Guarantees: The Company provides mortality and expense guarantees to VA-1, for which it is compensated. The Company guarantees that, at death, the total death benefit payable from the fixed and variable accounts will be at least a return of total premiums paid less any previous withdrawals. The Company also guarantees that expense charges to VA-1 participants will never rise above the maximum amount stipulated in the contract.

The Company provides mortality, expense and liquidity guarantees to REA and is compensated for these guarantees. The Company guarantees that once REA participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees that expense charges to REA participants will never rise above the maximum amount stipulated in the contract. The Company provides REA with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. If REA cannot fund participant requests, TIAA’s general account will fund them by purchasing accumulation units. Under this agreement, TIAA guarantees that participants will be able to redeem their accumulation units at the accumulation unit value next determined after the transfer or withdrawal request is received in good order.

Under the Liquidity Guarantee agreement with the REA, on December 24, 2008, the TIAA general account purchased $156 million of accumulation units (measured based on the cost of such units) issued by REA. In 2009, the TIAA general account further purchased $1,059 million of accumulation units. The Company made no additional purchases in 2011 or 2012. During 2013, the Company redeemed the remaining accumulation units for $325 million. As of December 31, 2013 there were no outstanding liquidity units.

The Company provides mortality and expense guarantees to VA-3 and is compensated for these guarantees. The Company guarantees that once VA-3 participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees that expense charges to VA-3 participants will never rise above the maximum amount stipulated in the contract.

Leases: The Company occupies leased office space in many locations under various long-term leases. At December 31, 2013, the future minimum lease payments are estimated as follows (in millions):

Year	2014	2015	2016	2017	2018	Thereafter	Total
Amount	$37	$33	$30	$22	$21	$15	$158

Leased space expense is allocated among the Company and affiliated entities. Rental expense charged to the Company for the years ended December 31, 2013, 2012 and 2011 was approximately $37 million, $37 million and $34 million, respectively.

Other contingencies:

In the ordinary conduct of certain of its investment activities, the Company provides standard indemnities covering a variety of potential exposures. For instance, the Company provides indemnifications in connection with site access agreements relating to due diligence review for real estate acquisitions, and the Company provides indemnification to underwriters in connection with the issuance of securities by or on behalf of the Company or its subsidiaries. It is the Company management’s opinion that the fair value of such indemnifications are negligible and do not materially affect the Company’s financial position, results of operations or liquidity.

Other contingent liabilities arising from litigation and other matters over and above amounts already provided for in the financial statements or disclosed elsewhere in these notes are not considered material in relation to the Company’s financial position or the results of its operations.

The Company receives and responds to subpoenas or other inquiries from state regulators, including state insurance commissioners; state attorneys general and other state governmental authorities; Federal regulators, including the SEC; Federal governmental authorities; and the Financial Industry Regulatory Authority (“FINRA”) seeking a broad range of information. The Company cooperates in these inquiries.

Death Claim Notification and Unclaimed Property Practices. Throughout the U.S. insurance industry, there have been multiple state actions addressing insurer practices regarding death claim notification and escheatment of unclaimed property as they pertain to life insurance, annuities and retained asset accounts.

On June 6, 2013, the Company reached a Global Resolution Agreement resolving any potential claims arising out of a multistate unclaimed property exam conducted by Texas, California, Massachusetts and 26 other states. The Company was notified that the Agreement became effective July 12, 2013.

On June 24, 2013, the Company participated in a multi-state settlement with insurance regulators that will result in the implementation of new business practices related to the payment of life insurance benefits. The Agreement became effective July 9, 2013. Forty-seven states, the District of Columbia, Guam and Puerto Rico have signed on to the Agreement. The settlement included a $6.0 million examination payment made by the Company for the costs incurred by the departments associated with the examination.

B-140	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

Note 23 – borrowed money

Effective March 2009, the Company was authorized to execute investment transactions under the Term Asset-Backed Securities Loan Facility (“TALF”) program. Under the TALF program, the Federal Reserve Bank of New York (“FRBNY”) would lend up to $200 billion on a non-recourse basis to holders of certain AAA-rated Asset Backed Securities (“ABS”) backed by newly and recently originated consumer and small business loans. The FRBNY lent an amount equal to the market value of the ABS less a haircut and were secured at all times by the ABS. Loan proceeds were disbursed to the borrower, contingent on receipt by the FRBNY custodian bank of the eligible collateral.

As of December 31, 2013, the Company had fully settled all such loans with the FRBNY.

Note 24 – subsequent events

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through April 14, 2014, the date the financial statements were available to be issued.

On April 1, 2014, the Company and Henderson Global Investors (“Henderson”), one of Europe’s largest investment managers, launched a new global real estate investment management company, TIAA Henderson Real Estate, Ltd (“THRE”). THRE will offer clients expanded investment opportunities in the global real estate market and as of April 1, 2014 manages $22.6 billion of real estate and real estate related assets.

The Company will hold a 60% interest and Henderson a 40% interest in THRE. In a related transaction, the Company will acquire Henderson’s North American real estate business which manages $2.6 billion of real estate assets and real estate related assets.

On April 14, 2014, the Company announced that it had entered into an agreement with Windy City Investments Inc., an entity managed and controlled by Madison Dearborn Partners LLC to acquire Nuveen Investments Inc. (“Nuveen”). The closing of this acquisition is subject to certain customary closing conditions including regulatory approvals and client consents and, if consummated, the Company will indirectly acquire all of the common stock of Nuveen. Nuveen and its affiliates provide investment management and related services to retail and institutional investors, and at December 31, 2013, had approximately $220.5 billion of assets under management. The pending acquisition of Nuveen and its affiliates supports the Company’s strategy of further diversifying and enhancing the breadth of its asset management platform and is expected to expand the products and services available to the Company’s customers.

The acquisition is expected to be completed and formally close before the end of 2014, and the aggregate purchase price, including the assumption of certain aspects of Nuveen’s outstanding debt, will be approximately $6.25 billion. In accordance with statutory accounting principles, the transaction is expected to be recorded as an admitted asset on the Statement of Admitted Assets, Liabilities and Capital and Contingency Reserves upon the closing of the acquisition.

Note 25 – securities with a recognized other-than-temporary impairment

The following table represents loan-backed and structured securities with an other-than-temporary impairment recognized in 2013 and is currently held by the Company at December 31, 2013 where the present value of cash flows expected to be collected is less than the amortized cost (in whole dollars).

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
126378AG3	$6,895,836	$6,701,467		$(194,369)	$6,701,467	$7,635,787	12/31/2013
126378AH1	7,609,285	7,398,072		(211,213)	7,398,072	8,367,009	12/31/2013
17307GVK1	10,080,967	9,917,353		(163,614)	9,917,353	9,859,510	12/31/2013
21075WCJ2	448,251	421,270		(26,981)	421,270	485,842	12/31/2013
294751BQ4	1,027,544	1,022,810		(4,734)	1,022,810	828,063	12/31/2013
294751BY7	1,936,860	1,710,611		(226,249)	1,710,611	1,777,063	12/31/2013
61752JAF7	6,998,007	6,809,616		(188,391)	6,809,616	7,216,646	12/31/2013
76110WVT0	287,281	209,552		(77,729)	209,552	168,112	12/31/2013
059497AB3	1,390,549	727,166		(663,383)	727,166	1,525,000	12/31/2013
059497AC1	958,372	891,776		(66,596)	891,776	850,000	12/31/2013
059497BB2	9,402,770	7,700,629		(1,702,141)	7,700,629	6,966,671	12/31/2013
059497BC0	1,418,734	1,379,445		(39,289)	1,379,445	3,312,500	12/31/2013
05950XAJ5	19,671,179	18,913,642		(757,537)	18,913,642	17,299,590	12/31/2013
059511AK1	984,472	—	*	(984,472)	—	2,309,992	12/31/2013
07387MAN9	2,980,205	2,291,073		(689,131)	2,291,073	2,186,376	12/31/2013
20173MAL4	4,146,557	3,460,451		(686,107)	3,460,451	3,770,349	12/31/2013

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-141

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
22540A6P8	$2,366,579	$2,353,514		$(13,064)	$2,353,514	$1,471,050	12/31/2013
22545DAH0	20,546,353	20,265,314		(281,039)	20,265,314	16,952,048	12/31/2013
36159XAJ9	14,086,172	11,747,488		(2,338,684)	11,747,488	12,127,562	12/31/2013
361849R53	1,685,091	1,162,578		(522,513)	1,162,578	3,068,264	12/31/2013
362332AM0	193,852	—	*	(193,852)	—	1,700,000	12/31/2013
42332QAL7	3,107,768	2,994,954		(112,815)	2,994,954	2,598,280	12/31/2013
46625MKP3	8,822,765	8,698,018		(124,747)	8,698,018	5,892,739	12/31/2013
46625MZG7	3,770,134	2,558,663		(1,211,471)	2,558,663	5,176,500	12/31/2013
46628FAQ4	9,267,853	9,064,551		(203,303)	9,064,551	7,072,073	12/31/2013
46628FAR2	1,130,426	479,041		(651,385)	479,041	2,197,129	12/31/2013
46630JAQ2	7,682,041	2,266,986		(5,415,055)	2,266,986	7,500,000	12/31/2013
46630VAL6	9,167,737	8,166,173		(1,001,564)	8,166,173	7,664,071	12/31/2013
52108HF82	5,521,562	5,271,816		(249,746)	5,271,816	5,937,171	12/31/2013
59023BAK0	9,940,585	2,645,555		(7,295,030)	2,645,555	8,211,680	12/31/2013
617451CA5	13,956	4,632		(9,324)	4,632	3,624,710	12/31/2013
61745M2Q5	10,009,376	9,295,421		(713,955)	9,295,421	6,024,893	12/31/2013
61754JAM0	4,906,538	3,789,184		(1,117,354)	3,789,184	3,758,341	12/31/2013
92976BBU5	9,959,593	9,767,501		(192,092)	9,767,501	9,270,723	12/31/2013
36157LC*7	356,527	—	[1]	(177,202)	179,325	179,325	12/31/2013
12566RAG6	21,694,258	21,499,044		(195,214)	21,499,044	23,373,779	12/31/2013
57643MMH4	9,476,520	9,434,787		(41,733)	9,434,787	9,956,630	12/31/2013
32051GFL4	10,964,189	10,886,087		(78,102)	10,886,087	12,076,605	12/31/2013
94983PAA6	41,068	30,826		(10,243)	30,826	49,645	12/31/2013
03762AAB5	7,292,162	4,595,260		(2,696,902)	4,595,260	5,052,000	9/30/2013
059497AB3	1,905,154	1,809,862		(95,292)	1,809,862	1,487,500	9/30/2013
059497BB2	10,007,266	9,445,816		(561,450)	9,445,816	7,495,280	9/30/2013
059497BC0	2,686,596	1,681,250		(1,005,346)	1,681,250	4,276,340	9/30/2013
05950EAP3	531,578	154,147		(377,431)	154,147	1,575,000	9/30/2013
05952AAQ7	2,441,981	2,434,292		(7,690)	2,434,292	2,507,733	9/30/2013
07387BEN9	158,508	—	[1]	(4,171)	154,336	154,336	9/30/2013
07387BEP4	173,588	—	[1]	(5,786)	167,801	167,801	9/30/2013
126378AG3	8,162,830	7,119,457		(1,043,373)	7,119,457	8,277,516	9/30/2013
126378AH1	9,031,401	7,854,961		(1,176,440)	7,854,961	9,068,011	9/30/2013
12667FYZ2	1,798,322	208,811		(1,589,510)	208,811	1,015,233	9/30/2013
17307GVK1	10,132,034	10,047,465		(84,570)	10,047,465	9,920,233	9/30/2013
17310MAL4	334,427	327,427		(7,001)	327,427	2,170,419	9/30/2013
20173MAL4	4,919,541	4,158,253		(761,288)	4,158,253	3,516,265	9/30/2013
20173QAH4	26,457,668	26,269,505		(188,163)	26,269,505	25,238,820	9/30/2013
21075WBA2	992,016	723,237		(268,779)	723,237	1,297,213	9/30/2013
21075WCJ2	530,531	467,558		(62,973)	467,558	496,745	9/30/2013
22541Q4M1	5,510,861	5,033,221		(477,639)	5,033,221	3,751,966	9/30/2013
22545DAH0	20,683,735	20,576,851		(106,885)	20,576,851	16,214,242	9/30/2013
226081AC1	4,300,834	—	[1]	(2,664,910)	1,635,925	1,635,925	9/30/2013
22608SAD0	2,925,719	2,907,145		(18,573)	2,907,145	1,898,817	9/30/2013
294751BQ4	1,090,443	1,033,415		(57,028)	1,033,415	576,113	9/30/2013
36159XAJ9	14,621,280	14,401,400		(219,880)	14,401,400	12,426,693	9/30/2013
361849R53	2,024,698	1,745,693		(279,005)	1,745,693	3,002,829	9/30/2013
36228CWB5	17,336,987	13,291,015		(4,045,972)	13,291,015	18,532,306	9/30/2013
3622ECAH9	3,205,279	2,610,402		(594,877)	2,610,402	2,554,992	9/30/2013
362332AM0	218,606	193,852		(24,754)	193,852	1,700,000	9/30/2013
362375AD9	10,030,288	9,555,845		(474,443)	9,555,845	8,703,172	9/30/2013
36828QSC1	14,618,001	7,606,769		(7,011,233)	7,606,769	8,091,816	9/30/2013
46625MKP3	9,986,000	8,822,765		(1,163,235)	8,822,765	5,792,879	9/30/2013
46628FAR2	3,663,459	1,130,426		(2,533,033)	1,130,426	2,711,065	9/30/2013
46630JAQ2	9,807,609	8,483,865		(1,323,744)	8,483,865	11,844,366	9/30/2013

B-142	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
46630VAL6	$9,225,352	$9,180,917		$(44,435)	$9,180,917	$7,219,240	9/30/2013
46631BAK1	19,938,617	17,045,219		(2,893,397)	17,045,219	18,865,848	9/30/2013
525221DF1	18,285,924	17,906,830		(379,094)	17,906,830	18,327,797	9/30/2013
55312TAG8	11,097,119	10,742,150		(354,969)	10,742,150	12,652,642	9/30/2013
55312TAH6	307,935	—	*	(307,935)	—	2,800,000	9/30/2013
576434JM7	2,661,673	1,702,351		(959,322)	1,702,351	2,443,186	9/30/2013
59022HFF4	5,000,000	2,597,923		(2,402,077)	2,597,923	2,236,615	9/30/2013
59022KAH8	8,568,784	7,216,192		(1,352,591)	7,216,192	9,007,582	9/30/2013
59023BAK0	12,550,693	9,993,350		(2,557,343)	9,993,350	8,409,056	9/30/2013
617451CA5	276,688	82,625		(194,063)	82,625	3,271,876	9/30/2013
61745MTQ6	3,610,964	3,575,474		(35,490)	3,575,474	4,657,758	9/30/2013
61752JAF7	7,356,381	7,136,365		(220,015)	7,136,365	7,396,918	9/30/2013
61754KAH8	16,820,518	16,195,314		(625,204)	16,195,314	22,443,837	9/30/2013
75971EAF3	312,658	300,241		(12,417)	300,241	294,309	9/30/2013
759950GW2	8,897,738	8,467,127		(430,611)	8,467,127	7,848,852	9/30/2013
87222PAE3	14,673,599	13,892,146		(781,453)	13,892,146	18,451,470	9/30/2013
87246AAP3	2,523,033	2,142,851		(380,182)	2,142,851	7,564,132	9/30/2013
92978QAJ6	18,162,970	18,146,642		(16,327)	18,146,642	23,987,794	9/30/2013
03762AAB5	8,338,722	7,367,731		(970,991)	7,367,731	4,440,000	6/30/2013
03762AAD1	649,840	—	*	(649,840)	—	959,100	6/30/2013
03762CAE5	5,257,773	4,270,842		(986,931)	4,270,842	6,126,000	6/30/2013
059497AB3	4,279,850	1,905,154		(2,374,696)	1,905,154	1,650,000	6/30/2013
059497BC0	10,009,383	2,686,596		(7,322,787)	2,686,596	4,332,633	6/30/2013
05950XAJ5	19,735,899	19,695,690		(40,209)	19,695,690	18,424,000	6/30/2013
20173MAL4	4,978,716	4,921,120		(57,596)	4,921,120	3,239,000	6/30/2013
20173MAN0	1,929,292	1,703,760		(225,532)	1,703,760	5,600,000	6/30/2013
20173QAH4	27,134,235	26,432,590		(701,645)	26,432,590	24,228,000	6/30/2013
22540A6P8	3,310,697	2,619,255		(691,442)	2,619,255	1,471,050	6/30/2013
22541SWQ7	3,736,312	3,515,726		(220,586)	3,515,726	3,733,100	6/30/2013
22608SAD0	2,968,143	2,909,408		(58,735)	2,909,408	1,883,271	6/30/2013
361849R53	5,382,446	2,022,769		(3,359,677)	2,022,769	2,500,937	6/30/2013
361849R61	4,540	—	*	(4,540)	—	1,848,200	6/30/2013
36228CWB5	21,540,995	17,525,110		(4,015,885)	17,525,110	17,359,958	6/30/2013
36228CYQ0	13,216,618	12,258,524		(958,094)	12,258,524	11,671,107	6/30/2013
362332AM0	516,003	358,834		(157,169)	358,834	1,390,000	6/30/2013
46625MKS7	228,900	—	*	(228,900)	—	8,719	6/30/2013
46625MZG7	4,230,360	3,887,880		(342,480)	3,887,880	5,916,000	6/30/2013
46625YNV1	16,936,966	11,021,702		(5,915,264)	11,021,702	6,393,263	6/30/2013
46628FAR2	3,914,589	3,673,848		(240,741)	3,673,848	3,068,898	6/30/2013
46629PAG3	321,419	—	*	(321,419)	—	1,094,800	6/30/2013
46630JAQ2	10,982,023	9,807,609		(1,174,414)	9,807,609	15,206,157	6/30/2013
59022KAH8	11,864,981	8,618,401		(3,246,580)	8,618,401	8,518,284	6/30/2013
59023BAK0	14,467,633	12,564,485		(1,903,148)	12,564,485	9,213,032	6/30/2013
60687UAM9	36,502	15,336		(21,166)	15,336	1,754,460	6/30/2013
617451FS3	6,638,233	6,611,634		(26,599)	6,611,634	4,269,158	6/30/2013
87246AAP3	5,899,533	2,796,314		(3,103,219)	2,796,314	7,303,544	6/30/2013
92978QAJ6	35,430	30,603		(4,827)	30,603	92,500	6/30/2013
21075WBA2	1,064,570	1,011,868		(52,702)	1,011,868	1,188,955	6/30/2013
02660TFM0	8,245,679	8,095,622		(150,057)	8,095,622	8,166,000	6/30/2013
525221CM7	20,970,912	20,280,723		(690,189)	20,280,723	15,758,109	6/30/2013
3622ECAH9	3,411,431	3,253,149		(158,282)	3,253,149	2,879,721	6/30/2013
21075WCJ2	575,285	546,957		(28,328)	546,957	503,783	6/30/2013
05948KB65	7,771,739	7,635,508		(136,231)	7,635,508	8,420,052	6/30/2013
12669D5V6	2,393,410	2,387,914		(5,496)	2,387,914	1,706,940	6/30/2013
16162WNB1	18,363,093	18,210,499		(152,594)	18,210,499	20,045,056	6/30/2013

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-143

Notes to statutory–basis financial statements

continued

Teachers Insurance and Annuity Association of America

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
36185NA91	$573,046	$510,381		$(62,665)	$510,381	$540,860	6/30/2013
36185NE63	736,902	675,430		(61,472)	675,430	683,579	6/30/2013
36185NW55	950,984	848,445		(102,539)	848,445	955,732	6/30/2013
576434JM7	2,841,082	2,796,722		(44,360)	2,796,722	2,510,884	6/30/2013
7609856L0	2,417,982	2,132,069		(285,913)	2,132,069	1,676,888	6/30/2013
07387BEK5	2,463,835	—	[1]	(1,483,450)	980,385	980,385	6/30/2013
07387BEN9	171,227	—	[1]	(12,719)	158,508	158,508	6/30/2013
07387BEP4	248,202	—	[1]	(74,614)	173,588	173,588	6/30/2013
226081AC1	4,226,864	—	[1]	(207,393)	4,019,471	4,019,471	6/30/2013
52108RBZ4	9,287,200	—	[1]	(69,410)	9,217,790	9,217,790	6/30/2013
92976VAP3	7,078,572	—	[1]	(326,208)	6,752,364	6,752,364	6/30/2013
576434JM7	3,183,523	2,998,686		(184,837)	2,998,686	2,868,540	3/31/2013
36185NW55	1,024,734	1,002,456		(22,278)	1,002,456	924,795	3/31/2013
12669GCP4	37,429,141	36,760,621		(668,520)	36,760,621	39,159,515	3/31/2013
76110HJ91	12,198,658	12,137,478		(61,180)	12,137,478	11,610,349	3/31/2013
32051GUQ6	20,577,578	20,568,937		(8,641)	20,568,937	21,240,119	3/31/2013
32051G2J3	23,069,095	22,995,519		(73,576)	22,995,519	24,492,987	3/31/2013
46628YBP4	12,605,005	12,496,749		(108,256)	12,496,749	13,358,910	3/31/2013
94984JAE1	43,585,337	43,451,715		(133,622)	43,451,715	45,324,094	3/31/2013
05950RAK5	25,561,655	25,554,521		(7,134)	25,554,521	26,395,439	3/31/2013
32052RAM2	12,666,734	12,639,580		(27,155)	12,639,580	13,365,785	3/31/2013
3622MPBE7	44,605,589	44,150,555		(455,034)	44,150,555	45,352,600	3/31/2013
12544LAK7	22,479,811	22,467,786		(12,024)	22,467,786	24,145,795	3/31/2013
36185MEG3	12,563,787	12,550,881		(12,906)	12,550,881	13,187,414	3/31/2013
126694RG5	9,464,338	9,087,515		(376,823)	9,087,515	10,081,814	3/31/2013
31393YY41	14,248,702	12,352,398		(1,896,303)	12,352,398	8,400,703	3/31/2013
94984HAC9	7,529,824	6,825,422		(704,402)	6,825,422	7,509,767	3/31/2013
21075WBA2	1,219,613	1,094,237		(125,376)	1,094,237	1,408,176	3/31/2013
02660TFM0	8,432,734	8,265,872		(166,862)	8,265,872	7,678,830	3/31/2013
362375AD9	10,855,234	10,699,057		(156,178)	10,699,057	10,322,495	3/31/2013
3622ECAH9	3,485,363	3,458,080		(27,283)	3,458,080	3,148,250	3/31/2013
21075WCJ2	588,765	582,860		(5,905)	582,860	517,380	3/31/2013
74438WAL0	3,332,570	3,221,758		(110,812)	3,221,758	3,178,621	3/31/2013
74438WAM8	1,128,540	—*		(1,128,540)	—	489,866	3/31/2013
46625MKS7	374,704	274,841		(99,863)	274,841	388,193	3/31/2013
22608SAD0	2,974,732	2,886,946		(87,786)	2,886,946	1,859,391	3/31/2013
22540A6P8	4,203,000	3,310,697		(892,303)	3,310,697	2,521,800	3/31/2013
22541SWQ7	7,000,000	3,736,312		(3,263,688)	3,736,312	3,187,144	3/31/2013
61745MX40	327,954	—*		(327,954)	—	1,876,540	3/31/2013
36828QLB0	3,486,452	3,003,093		(483,359)	3,003,093	3,037,534	3/31/2013
225458DT2	2,445,219	2,385,174		(60,045)	2,385,174	1,017,302	3/31/2013
36228CWB5	22,058,493	21,677,018		(381,475)	21,677,018	17,624,712	3/31/2013
36170UCQ2	32,377,133	30,951,060		(1,426,073)	30,951,060	18,437,500	3/31/2013
07387BAT0	3,811,004	3,588,951		(222,053)	3,588,951	2,036,705	3/31/2013
92976BBU5	10,118,627	10,051,716		(66,911)	10,051,716	7,629,795	3/31/2013
05947U4P0	2,743,340	2,618,721		(124,620)	2,618,721	2,083,373	3/31/2013
361849R61	218,575	4,540		(214,035)	4,540	1,866,496	3/31/2013
36228CYQ0	13,857,246	13,833,600		(23,647)	13,833,600	9,397,198	3/31/2013
46628FAR2	4,737,810	3,926,762		(811,048)	3,926,762	2,863,727	3/31/2013
059500AG3	16,739,244	16,493,763		(245,482)	16,493,763	16,629,875	3/31/2013
05950WAP3	3,427,212	3,272,309		(154,903)	3,272,309	4,668,899	3/31/2013
61751NAN2	1,633,127	1,529,638		(103,489)	1,529,638	2,464,983	3/31/2013
059497AB3	6,956,803	4,425,984		(2,530,819)	4,425,984	2,283,573	3/31/2013
03762CAE5	5,710,584	5,503,164		(207,420)	5,503,164	6,100,000	3/31/2013
36159XAJ9	14,972,731	14,480,570		(492,161)	14,480,570	11,927,926	3/31/2013

B-144	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

concluded

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
61754KAH8	$19,817,680	$17,360,507		$(2,457,173)	$17,360,507	$17,537,137	3/31/2013
059511AK1	1,437,174	1,057,464		(379,710)	1,057,464	1,367,634	3/31/2013
46630VAP7	206,924	136,752		(70,172)	136,752	600,000	3/31/2013
46630VAL6	9,319,682	9,250,087		(69,595)	9,250,087	6,851,698	3/31/2013
07388YAW2	4,077,562	166,319		(3,911,243)	166,319	1,596,701	3/31/2013
46631BAK1	20,346,714	20,013,853		(332,862)	20,013,853	17,281,096	3/31/2013
59023BAK0	14,890,639	14,459,298		(431,341)	14,459,298	8,662,218	3/31/2013
05952AAQ7	2,607,686	2,421,076		(186,611)	2,421,076	1,433,028	3/31/2013
46629PAG3	399,052	355,049		(44,003)	355,049	2,081,937	3/31/2013
226081AC1	4,154,166	—	[1]	(203,826)	3,950,340	3,950,340	3/31/2013
07387BEP4	282,971	—	[1]	(34,768)	248,202	248,202	3/31/2013
07387BEN9	600,049	—	[1]	(428,822)	171,227	171,227	3/31/2013
92976VAP3	7,197,643	—	[1]	(119,072)	7,078,572	7,078,572	3/31/2013
92977RAJ5	3,159,042	—	[1]	(137,052)	3,021,990	3,021,990	3/31/2013
Total				$(144,638,490)

[1]	Impairments based on Fair Value
*	Securities identified as having a net present value of $0

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-145

730 Third Avenue New York, NY 10017-3206

A12219 (5/13)

PART C: OTHER INFORMATION

Item 26. Exhibits

(a)	Board of Directors Resolution.

Resolution of the Board of Directors of TIAA-CREF Life Insurance Company establishing TIAA-CREF Life Separate Account VLI-1 (1)

(b)	Custodian Agreements.

	(1)	Form of Domestic Custody Agreement between TIAA-CREF Life Insurance Company on behalf of TIAA-CREF Life Separate Account VLI-1 and JPMorgan Chase Bank, N.A. (9)
(c)	Underwriting Contracts.
	(1)	Form of Distribution Agreement by and among TIAA-CREF Life, TIAA-CREF Life on behalf of the Registrant, and Teachers Personal Investors Services, Inc. (2)
	(2)	Principal Underwriter Distribution Agreement for the TIAA-CREF Life Insurance Company Unit Investment Trust Separate Accounts. (12)
	(3)	Cash Disbursement and Reimbursement Agreement for the TIAA-CREF Life Insurance Company Unit Investment Trust Separate Accounts. (12)
(d)	Contracts.
	(1)	(a) Flexible Premium Variable Universal Life Insurance Policy (2)
(b) Automatic Increase Rider (2)
(c) Four Year Level Term Insurance Rider (2)
(d) Guaranteed Minimum Death Benefit Rider (2)
(e) Waiver of Monthly Charges Rider (2)
(f) Aviation Limitation Endorsement (2)
	(2)	(a) Last Survivor Flexible Premium Variable Universal Life Insurance Policy (2)
(b) Last Survivor Automatic Increase Rider (2)
(c) Last Survivor Four-year Level Term Insurance Rider (2)
(d) Last Survivor Guaranteed Minimum Death Benefit Rider (2)
(e) Last Survivor Policy Split Option (2)
(f) Last Survivor Single Life Level Term Insurance Rider (2)
(g) Last Survivor Aviation Limitation Endorsement (2)
	(3)	(a) Form of Intelligent Life Flexible Premium Variable Universal Life Insurance Policy (5)
(b) Waiver of Monthly Charges Rider (for Intelligent Life Policy) (5)
(c) Level Cost of Insurance Endorsement (for Intelligent Life Policy) (5)
(d) Policy Change Endorsement (for Intelligent Life Policy) (5)
(e) Charitable Giving Benefit Rider*
(f) Amended Form of Intelligent Life Flexible Premium Variable Universal Life Insurance Policy (9)
(g) Overloan Protection Endorsement (for Intelligent Life Policy) (10)
(e)	Applications.
	(1)	Form of Application (2)
	(2)	Form of Application - Multi-line*
(f)	Depositor’s Certificate of Incorporation and By-Laws.
	(1)	Charter of TIAA-CREF Life Insurance Company (2)
	(2)	By-laws of TIAA-CREF Life Insurance Company (2)
(g)	Reinsurance Contracts.
	(1)	Reinsurance Agreement effective March 1, 2006 between Swiss Re Life & Health America Inc. and TIAA-CREF Life Insurance Company. (8)
	(2)	Reinsurance Agreement effective March 1, 2006 between Munich American Reassurance Company and TIAA-CREF Life Insurance Company. (8)
(h)	Participation Agreements.
	(1)	Form of Participation/Distribution Agreement with TIAA-CREF Life Funds. (2)
	(2)	Amendment to Participation and Distribution Agreement by and among TIAA-CREF Life, TIAA-CREF Life on behalf of the Registrant, and Teachers Personal Investors Services, Inc., dated as of October 19, 2004. (4)

(3)	Form of Participation Agreement between TIAA-CREF Life and Janus Aspen Series with respect to Institutional Shares. (5)
(4)	Form of Participation Agreement between TIAA-CREF Life and Janus Aspen Series with respect to Service Shares. (5)
(5)	Form of Participation Agreement among TIAA-CREF Life, Calamos Advisors Trust, Calamos Advisors LLC, and Calamos Financial Services LLC with respect to Institutional Shares. (5)
(6)	Form of Participation Agreement among TIAA-CREF Life, Credit Suisse Trust, Credit Suisse Asset Management, LLC, and Credit Suisse Asset Management Securities, Inc. (5)
(7)	Form of Participation Agreement among TIAA-CREF Life, Teachers Personal Investors Services, Inc., Franklin Templeton Variable Insurance Products Trust, and Franklin/Templeton Distributors, Inc. (5)
(8)	Form of Participation Agreement among TIAA-CREF Life, MFS Variable Insurance Trust, and Massachusetts Financial Services Company. (5)
(9)	Form of Participation Agreement among TIAA-CREF Life, Neuberger Berman Advisers Management Trust, and Neuberger Berman Management Inc. (5)
(10)	Form of Participation Agreement among TIAA-CREF Life, PIMCO Variable Insurance Trust, and Allianz Global Investors Services Credit Suisse Asset Management, LLC, and Credit Suisse Asset Management Distributors LLC. (5)
(11)	Form of Participation Agreement among TIAA-CREF Life, Royce & Associates, LLC, and Royce Capital Fund. (5)
(12)	Form of Participation Agreement among TIAA-CREF Life, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P. (5)
(13)	Form of Participation Agreement among TIAA-CREF Life, Salomon Brothers Variable Series Fund Inc., and Legg Mason Investor Services, LLC. (5)
(14)	Form of Participation Agreement among TIAA-CREF Life, Greenwich Street Series Fund, and Legg Mason Investor Services, LLC. (5)
(15)	Form of Participation Agreement among TIAA-CREF Life, Columbia Wanger Asset Management, LLP, Columbia Management Distributors, Inc., and Wanger Advisors Trust. (5)
(16)	Form of Participation Agreement among TIAA-CREF Life, WM Variable Trust, and WM Funds Distributor, Inc. (5)
(17)	Form of Participation Agreement among TIAA-CREF Life, The Prudential Series Fund, Prudential Investments LLC, and Prudential Investment Management Services LLC. (5)
(18)	Amendment to Participation and Distribution Agreement among TIAA-CREF Life Insurance Company, TIAA-CREF Life Funds, and Teachers Personal Investors Services, Inc., dated as of September 15, 2005. (7)
(19)	Form of Participation Agreement between Principal Variable Contracts Fund, Inc., Principal Funds Distributor Inc. and TIAA Life Insurance Company. (8)
(20)	Form of Amendment to Fund Participation Agreement between Calamos Financial Services LLC and TIAA-CREF Life Insurance Company. (8)
(21)	Form of Amendment to Fund Participation Agreement by and between Delaware VIP Trust, Delaware Management Company, Delaware Distributors, L.P. and TIAA-CREF Life Insurance Company. (8)
(22)	Form of Amendment to Participation Agreement by and among Legg Mason Investors Services, LLC, Legg Partners Variable Equity Trust, and TIAA-CREF Life Insurance Company and TIAA-CREF Life Insurance Company. (8)

(23)	Form of Amendment to Participation Agreement by and among Legg Mason Investors Services, LLC, Legg Partners Variable Equity Trust, and TIAA-CREF Life Insurance Company and TIAA-CREF Life Insurance Company. (8)
(24)	Form of Amendment to Participation Agreement by and among Credit Suisse Trust, Credit Suisse Asset Management LLC, and Credit Suisse Asset Management Securities, Inc. and TIAA-CREF Life Insurance Company. (8)
(25)	Form of Fund/SERV and Networking Supplement to Participation Agreement by and among MFS Variable Insurance Trust and Massachusetts Financial Services Company. (8)
(26)	Form of Shareholder Information Agreement between Credit Suisse Asset Management Securities, Inc. and TIAA-CREF Life Insurance Company. (8)
(27)	Form of Shareholder Information Agreement between Delaware Service Company, Inc. Securities, Inc. and TIAA-CREF Life Insurance Company. (8)
(28)	Form of Shareholder Information Agreement between Neuberger Berman Management Inc. and TIAA-CREF Life Insurance Company. (8)
(29)	Form of Shareholder Information Agreement between Prudential Investment Management Services LLC and TIAA-CREF Life Insurance Company. (8)
(30)	Form of Shareholder Information Agreement between Royce Fund Services, Inc. and TIAA-CREF. (8)
(31)	Form of Shareholder Information Agreement between Teachers Personal Investors Services, Inc. and TIAA-CREF Life Insurance Company. (6)
(32)	Form of Shareholder Information Agreement between MFS Fund Distributors, Inc. and TIAA-CREF Life Insurance Company. (8)
(33)	Form of Shareholder Information Agreement between Allianz Global Investors Distributors LLC and TIAA-CREF Life Insurance Company. (8)
(34)	Form Shareholder Information Agreement between Franklin Templeton Franklin/Templeton Distributors, Inc. and TIAA-CREF Life Insurance Company. (8)
(35)	Form of Amendment to Administrative Services Agreement by and among Legg Mason Investors Services, LLC and TIAA-CREF Life Insurance Company. (8)
(36)	Form of Amendment to Administrative Services Agreement by and among Legg Mason Investors Services, LLC and TIAA-CREF Life Insurance Company. (8)
(37)	Form of Distribution and Administrative Service Agreement between Neuberger Management Inc and TIAA-CREF Life Insurance Company. (8)
(38)	Form of Administrative Services Agreement between Columbia Management Distributors, Inc. and TIAA-CREF Life Insurance Company. (8)
(39)	Form of Administrative Services Agreement between Credit Suisse Asset Management, LLC and TIAA-CREF Life Insurance Company. (8)
(40)	Form of Administrative Services Agreement by and between Franklin Templeton Services, LLC, and TIAA-CREF Life Insurance Company. (8)
(41)	Form of Administrative Services Agreement between Legg Mason Investor Services, LLC and TIAA-CREF Life Insurance Company. (8)
(42)	Form of Administrative Services Agreement between Janus Capital Management LLC and TIAA-CREF Life Insurance Company. (8)
(43)	Form of Distribution and Shareholder Services Agreement between Janus Distributors LLC and TIAA-CREF Life Insurance Company. (8)

	(44)	Form of Indemnification Agreement Between Massachusetts Financial Services Company and TIAA-CREF Life Insurance Company. (8)
	(45)	Form of AMT Distribution and Administrative Services Agreement between Neuberger Berman Management Inc. and TIAA-CREF Life Insurance Company. (8)
	(46)	Form of Participation Agreement among TIAA-CREF Life, ING Investors Trust, and ING Funds Distributor, LLC with respect to institutional shares. (10)
	(47)	Investment Advisory Agreement between TIAA-CREF Life Funds and Teachers Advisors, Inc. (10)
	(48)	Administrative Services Agreement between TIAA-CREF Life Funds and Teachers Advisors, Inc. (10)
	(49)	Participation Agreement among T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Investment Services, Inc., and TIAA-CREF Life Insurance Company. (12)
	(50)	Participation Agreement by and among DFA Investment Dimensions Group Inc., Dimensional Fund Advisors LP, DFA Securities LLC and TIAA-CREF Life Insurance Company. (15)
	(51)	Amendment to Fund Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., TIAA-CREF Life Insurance Company, and TIAA-CREF Institutional and Individual Services, LLC. (16)
	(52)	Amendment to Fund Participation Agreement between ING Investors Trust, ING Investments Distributor, LLC, and TIAA-CREF Life Insurance Company. (16)
	(53)	Amendment to Fund Participation Agreement between T. Rowe Price Associates, Inc. and TIAA-CREF Life Insurance Company. (16)
	(54)	Amendment to Fund Participation Agreement between T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Investment Services, Inc., and TIAA-CREF Life Insurance Company. (16)
	(55)	Amendment to Fund Participation Agreement between Credit Suisse Trust, Credit Suisse Asset Management, LLC, Credit Suisse Securities (USA) LLC and TIAA-CREF Life Insurance Company. (17)
	(56)	Amendment to Fund Participation Agreement between DFA Investment Dimensions Group Inc., Dimensional Fund Advisors LP, DFA Securities LLC and TIAA-CREF Life Insurance Company. (17)
	(57)	Amendment to Fund Participation Agreement between PIMCO Variable Insurance Trust and PIMCO Investments LLC and TIAA-CREF Life Insurance Company. (17)
	(58)	Participation Agreement among the RBB Fund, Inc., Matson Money, Inc., Foreside Funds Distributors LLC, and TIAA-CREF Life Insurance Company (18)
	(59)	Participation Agreement among TIAA-CREF Life Funds, Teachers Personal Investors Services, Inc., Teachers Advisors, Inc. and TIAA-CREF Life Insurance Company (18)
(i)	Administrative Contracts.
	(1)	Form of Administrative Services Agreement by and between McCamish Systems, LLC and Teachers Insurance and Annuity Association of America. (9)
	(2)	Form of Investment Accounting Agreement by and between State Street Bank and Trust Company and Teachers Insurance and Annuity Association of America and TIAA-CREF Life Insurance Company on behalf of the Separate Account. (9)
(j)	Other Material Contracts. Not Applicable.
(k)	Legal Opinion. Opinion and Consent of Meredith Kornreich, Esq. as to the legality of the securities being registered*
(l)	Actuarial Opinion. Not Applicable.
(m)	Calculation. Not Applicable.
(n)	Other Opinions.
	(1)	Written Consents of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm*
(o)	Omitted Financial Statements. Not Applicable.
(p)	Initial Capital Agreements. Not Applicable.
(q)	Redeemability Exemption.
	(1)	Description of Issuance, Transfer and Redemption Procedures For Individual and Last Survivor Flexible Premium Variable Universal Life Insurance Policies Issued by TIAA-CREF Life (2)
	(2)	Description of Issuance, Transfer and Redemption Procedures For Intelligent Life Individual Flexible Premium Variable Universal Life Insurance Policies Issued by TIAA-CREF Life (8)
	(3)	Amended and Restated Description of Issuance, Transfer, and Redemption Procedures for Individual and Last Survivor Flexible Premium Variable Universal Life Insurance Policies Issued by TIAA-CREF Life Insurance Company (7)
	(4)	Amended and Restated Description of Issuance, Transfer, and Redemption Procedures for Intelligent Life Individual (Intelligent Life VUL) and Last Survivor (Intelligent Life Survivorship VUL) Flexible Premium Variable Universal Life Insurance Policies Issued by TIAA-CREF Life Insurance Company. (14)
	(5)	Amendment to Description Of Issuance, Transfer And Redemption Procedures for Intelligent Life Individual and Intelligent Life Last Survivor Flexible Premium Variable Universal Life Insurance Policies Issued By TIAA-CREF Life Insurance Company. *
(r)	Powers of Attorney, (16)
(1)	Incorporated by reference to the initial filing of the Registration Statement on Form S-6, filed June 1, 2001 (File No. 333-62162).
(2)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, filed January 31, 2002 (File No. 333-62162).
(3)	Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, filed April 30, 2003 (File Nos. 333-62162 and 811-10393).
(4)	Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-6, filed May 3, 2005 (File Nos. 333-62162 and 811-10393).
(5)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6, filed March 9, 2006, (File Nos. 333-128699 and 811-10393).
(6)	Incorporated by reference to Post-Effective Amendment No. 7 on the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts, filed on May 1, 2007 (File No. 333-46414 and 811-08963).
(7)	Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-6, filed May 1, 2006 (File Nos. 333-128699 and 811-10393).
(8)	Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-6, filed on May 2, 2007 (File Nos. 333-128699 and 811-10393).
(9)	Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, filed on May 1, 2008 (File Nos 333-128699 and 811-10393).

(10)	Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-6, filed on May 1, 2010 (File Nos 333-128699 and 811-10393).
(11)	Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, filed on May 1, 2008 (File Nos 333-128699 and 811-10393) and to Post-Effective Amendment No. 4 to the Registration Statement on Form S-1, filed on April 14, 2011 (File Nos 333-149714).
(12)	Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4, filed on April 19, 2012 (File Nos 333-145064 and 811-08963).
(13)	Incorporated by reference to the Registration Statement on Form N-6, filed on January 31, 2012 (File Nos 333-179272 and 811-22659).
(14)	Incorporated by reference to the Registration Statement on Form N-6, filed on April 24, 2012 (File Nos 333-151910 and 811-10393).
(15)	Incorporated by reference to the Registration Statement on Form N-6, filed on August 3, 2012 (File Nos 333-183060 and 811-22659).
(16)	Incorporated by reference to the Registration Statement on Form N-6, filed on April 24, 2013 (File Nos 333-128699 and 811-10393).
(17)	Incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-6, filed on February 7, 2014 (File Nos 333-128699 and 811-10393).
(18)	Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, filed on February 28, 2014 (File Nos 333-145064 and 811-08963).

*	Filed Herewith

Item 27. Directors and Officers of the Depositor

Name and Principal Business Address*	Position and Offices with Depositor
David M. Anderson	Director, Chairman
Kathie Andrade	Director
Elizabeth D. Black	Director
Matthew Halperin	Director
Nancy Heller	Director
Eric T. Jones	Director
Matthew Kurzweil	Director
Russell Noles	Director
Ronald R. Pressman	Director
Martin Snow	Director
Elizabeth Debenedictis	Vice President, Third Party Insurance Wholesaling
Linda Dougherty	Vice President & Chief Financial Officer
Margarita Echevarria	Chief Compliance Officer
Carol Fracasso	Vice President, Operations
Jorge Gutierrez	Vice President, Treasurer
Meredith Kornreich	Vice President & General Counsel
Richard Biegen	Chief Compliance Officer of the Separate Account
Marjorie Pierre-Merritt	Vice President & Assistant Corporate Secretary
Jeremy Ragsdale	Vice President , Product Management

-

*	The principal business address for each officer and director is 730 Third Avenue, New York, New York 10017-3206

Item 28. Persons Controlled by or under Common Control with the Depositor or Registrant

The following chart indicates subsidiaries of Teachers Insurance and Annuity Association of America. These subsidiaries are included in the consolidated financial statements of Teachers Insurance and Annuity Association of America.

All Teachers Insurance and Annuity Association of America subsidiary companies are Delaware corporations, except as indicated.

Item 29. Indemnification

The TIAA-CREF Life bylaws provide that the TIAA-CREF Life Insurance Company will indemnify, in the manner and to the fullest extent permitted by law, each person made or threatened to be made a party to any action, suit or proceeding, whether or not by or in the right of the TIAA-CREF Life Insurance Company, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that he or she or his or her testator or intestate is or was a director, officer or employee of the TIAA-CREF Life Insurance Company, or is or was serving at the request of the TIAA-CREF Life Insurance Company as director, officer or employee of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, if such director, officer or employee acted, in good faith, for a purpose which he reasonably believed to be in, or in the case of service for any other corporation or any partnership, joint venture trust, employee benefit plan or other enterprise, not opposed to, the best interests of the TIAA-CREF Life Insurance Company and in criminal actions or proceedings, in addition, had no reasonable cause to believe his or her conduct was unlawful. To the fullest extent permitted by law such indemnification shall include judgments, fines, amounts paid in settlement, and reasonable expenses, including attorneys’ fees. No payment of indemnification, advance or allowance under the foregoing provisions shall be made unless a notice shall have been filed with the Superintendent of Insurance of the State of New York not less than thirty days prior to such payment specifying the persons to be paid, the amounts to be paid, the manner in which payment is authorized and the nature and status, at the time of such notice, of the litigation or threatened litigation.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (“Securities Act”) may be permitted to officers and directors of the Depositor, pursuant to the foregoing provision or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director or officer in connection with the successful defense of any action, suit or proceeding) is asserted by a director or officer in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

(a)	TIAA-CREF Institutional and Individual Services, LLC acts as principal underwriter of the Policies as defined in the Investment Company Act of 1940, as amended.

(b)	Management.

Name and Principal Business Address*	Positions and Offices with Underwriter
Kathie J. Andrade	President and Chief Executive Officer
Stephen D. Collier	Senior Vice President, Head of Tax
William C. Bair	Vice President and Chief Financial Officer
Yves P. Denize	Vice President and Chief Legal Officer
Linda Dougherty	Vice President and Controller
Peter Kennedy	Vice President and Chief Operating Officer
Pamela Lewis Marlborough	Vice President and Assistant Secretary
Raymond Bellucci	Vice President
Kevin C. Brown	Vice President
Douglas Chittenden	Vice President
William Griesser	Vice President
Christopher J. Weyrauch	Senior Managing Director
Catherine McCabe	Managing Director
Peter Case	Director of Operations
Patricia Adams	Assistant Director, Operations
Samuel Turvey	Chief Compliance Officer
Jorge Gutierrez	Treasurer
Jennifer Sisom	Assistant Treasurer
Marjorie Pierre-Merritt	Secretary
Janet Acosta	Assistant Secretary
Henry W. Atkinson	Assistant Secretary
Nicholas Cifelli	Assistant Secretary
Gail Clinton	Assistant Secretary
Jamin R. Jenkins	Assistant Secretary
Ann Medeiros	Assistant Secretary

*	The address of each Director and Officer is c/o Teachers Personal Investment Services, Inc., 730 Third Avenue, New York, NY 10017-3206

(c)	Compensation From the Registrant. None

Item 31. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the Registrant’s home office, 730 Third Avenue, New York, New York 10017, and at other offices of the Registrant located at 8500 Andrew Carnegie Boulevard, Charlotte, North Carolina 28262. In addition, certain duplicated records are maintained at Iron Mountain 22 Kimberly Road East Brunswick, NJ 08816, CitiStorage Inc 5 North 11th Street, Brooklyn, NY 11211, File Vault, 839 Exchange Street, Suite A, Charlotte, NC 28208, State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, MO 64105, JPMorgan Chase Bank, 4 Chase Metrotech Center Brooklyn, NY 11245, and McCamish Systems LLC, Storage of Documents: Iron Mountain, 660 Distribution Drive, Atlanta, GA 30336, Storage of Electronic Date: Quality Technology Services, 300 Satellite Blvd, Suwanee, GA 30024.

Item 32. Management Services

All management contracts are discussed in Part A or Part B.

Item 33. Fee Representation

TIAA-CREF Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by TIAA-CREF Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, TIAA Life Separate Account VLI-1 certifies that it meets the requirements of Securities Act of 1933 Rule 485(b) for effectiveness of this registration statement and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 18 day of April, 2014.

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1
By:	TIAA-CREF Life Insurance Company (On behalf of the Registrant and itself)

By:	*
David M. Anderson President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons on April 18, 2014 in the capacities indicated.

Signature	Title

*	President and Chief Executive Officer
David M. Anderson

*	Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)
Linda S. Dougherty

*	Director, Chairman
David M. Anderson

*	Director
Kathie Andrade

*	Director
Elizabeth D. Black

*	Director
Matthew Halperin

*	Director
Nancy Heller

*	Director
Eric T. Jones

*	Director
Matthew Kurzweil

*	Director
Russell Noles

*	Director
Ronald R. Pressman

*	Director
Martin Snow

*	Signed by Kenneth W. Reitz, Esq. as attorney-in-fact pursuant to a Power of Attorney effective: April 19, 2013

/s/ Kenneth W. Reitz
Kenneth W. Reitz, Esq. Attorney-in-fact

EXHIBIT INDEX

(d)(3)(e)	Charitable Giving Benefit Rider
(e)(2)	Form of Application Multi-line
(k)	Opinion and Consent of Meredith Kornreich, Esq. as to the legality of the securities being registered
(n)(1)	Consents of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm
(q)(5)	Amendment to Description Of Issuance, Transfer And Redemption Procedures for Intelligent Life Individual and Intelligent Life Last Survivor Flexible Premium Variable Universal Life Insurance Policies Issued By TIAA-CREF Life Insurance Company.